             As filed with the Securities and Exchange Commission
                            on March 5, 1996
                                                       Registration No. 33-52272
                                                                        811-7170
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [X]
     Pre-Effective Amendment No.                                     [_]
     Post-Effective Amendment No. 14                                 [X]

                                    AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
     Amendment No. 17                                                [X]

                            TCW GALILEO FUNDS, INC.
           --------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                     865 SOUTH FIGUEROA STREET, SUITE 1800
                        LOS ANGELES, CALIFORNIA  90017

      Registrant's Telephone Number, including Area Code: (213) 244-0000

                             PHILIP K. HOLL, ESQ.
                                   SECRETARY

         865 SOUTH FIGUEROA STREET, SUITE 1800, LOS ANGELES, CA 90017
                    (Name and Address of Agent for Service)


           ________________________________________________________


            It is proposed that this filing will become effective
            (check appropriate box)

     _____  immediately upon filing pursuant to paragraph (b)
     _____  on (date) pursuant to paragraph (b)
     _____  60 days after filing pursuant to paragraph (a)(1)
     _____  on (date) pursuant to paragraph (a)(i)
       X    75 days after filing pursuant to paragraph (a)(2)
     -----
     _____  on (date) pursuant to paragraph (a)(2) of Rule 485

Registrant has registered an indefinite number of shares under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940, and filed a Rule 24f-2 Notice for its last fiscal year on November 17, 1994.

                              -----------------
                  Cross-Reference Sheet Required by Rule 495

                                                         CAPTION IN PROSPECTUS
FORM N-1A ITEM NUMBER AND CAPTION                          OR PAGE REFERENCE
---------------------------------                        ---------------------

PART A
------

1. Cover Page..................................          Cover Page

2. Synopsis....................................          Summary; Expenses of the Funds

3. Condensed Financial Information.............          Financial Highlights

4. General Description of Registrant...........          Investment Objectives and Policies;
                                                         Risk Considerations; Performance
                                                         Information; General Information;
                                                         Appendix

5. Management of the Fund......................          Management of the Funds; Investment
                                                         Objectives and Policies;
                                                         General Information


6. Capital Stock and Other Securities..........          Redemption and Exchange of Shares;
                                                         Dividends, Distributions and Taxes;
                                                         General Information; Back Cover

7. Purchase of Securities Being................          Purchase of Shares; Shareholder
   Offered.....................................          Account Services; Other Conditions
                                                         Relating to Shares; Net Asset Value

8. Redemption or Repurchase....................          Redemption and Exchange of Shares;
                                                         Shareholder Account Services; Other
                                                         Conditions Relating to Shares; Net
                                                         Asset Value

9. Legal Proceedings...........................          Not Applicable

                                                           CAPTION IN STATEMENT
                                                       OF ADDITIONAL INFORMATION
PART B                                                       OR PAGE REFERENCE
------                                                   -------------------------

10. Cover Page...................................        Cover Page

11. Table of Contents............................        Table of Contents

12. General Information and History..............        General Information

13. Investment Objectives and Policies...........        Investment Practices; Investment
                                                         Restrictions

14. Management of the Registrant.................        Directors and Officers of the Company

15. Control Persons and Principal
     Holders of Securities........................       General Information

16. Investment Advisory and Other
     Services.....................................       Investment Advisory and Sub-Advisory
                                                         Agreements
17. Brokerage Allocation and Other
     Practices....................................       Risk Factors


18. Capital Stock and Other Securities...........        +General Information - Organization,
                                                         Shares and Voting Rights

19. Purchase, Redemption and Pricing of
     Securities Being Offered.....................       Determination of Net Asset Value;
                                                         How to Buy and Redeem Shares; How
                                                         to Exchange Shares

20. Tax Status...................................        Distributions and Taxes

21. Underwriters.................................        1

22. Calculation of Performance Data..............        Investment Results

23. Financial Statements.........................        Financial Statements

PART C
------

Information required to be included in Part C is set forth under the appropriate item in Part C of this Registration Statement.


_________________________

/1/  Not Applicable

                            TCW GALILEO FUNDS, INC.
                     865 South Figueroa Street, Suite 1800
                        Los Angeles, California  90017
                       (800) FUND TCW or (213) 244-0000

                               THE GALILEO FUNDS

     TCW Galileo Funds, Inc. (the "Company") is an open-end management investment company that currently offers a selection of no-load mutual funds known as the Galileo Funds. There are no sales charges or exchange or redemption fees. Each Galileo Fund has a distinct investment objective. There is no guarantee of the performance of a Galileo Fund or that its objective can be attained.

     This Prospectus describes the twelve investment portfolios currently offered by the Company:

     TCW GALILEO ASIA PACIFIC EQUITY FUND, a non-diversified portfolio, seeks long-term capital appreciation, primarily by investing in equity securities of companies in the Asia Pacific region.

     TCW GALILEO CORE EQUITY FUND, a non-diversified portfolio, seeks preservation of capital and the best possible long-term return, consistent with a reasonable level of risk.

     TCW GALILEO EARNINGS MOMENTUM FUND, a non-diversified portfolio, seeks capital appreciation through investment primarily in publicly-traded equity securities of companies experiencing or expected to experience accelerating earnings growth.

     TCW GALILEO EMERGING MARKETS FUND, a non-diversified portfolio, seeks long-term capital appreciation, primarily by investing in emerging equity securities of companies in emerging market countries around the world.

     TCW GALILEO HIGH GRADE FIXED INCOME FUND, a diversified portfolio, seeks capital appreciation and income through investment principally in high grade fixed income instruments.

     TCW GALILEO HIGH YIELD BOND FUND, a diversified portfolio, seeks high current income through investment principally in high yield fixed income securities, commonly known as junk bonds. SUCH SECURITIES ARE REGARDED BY THE RATING AGENCIES AS PREDOMINANTLY SPECULATIVE WITH RESPECT TO THE ISSUER'S CONTINUING ABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS AND ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING.

     TCW GALILEO LATIN AMERICA EQUITY FUND, a non-diversified portfolio, seeks long-term capital appreciation, primarily by investing in Latin American equity securities.

     TCW GALILEO LONG-TERM MORTGAGE BACKED SECURITIES FUND, a diversified portfolio, seeks capital appreciation and current income by investing primarily in long-term mortgage-backed securities.

     TCW GALILEO MID-CAP GROWTH FUND, a non-diversified portfolio, seeks long-term capital appreciation, primarily by investing in publicly-traded equity securities of medium capitalization companies.

     TCW GALILEO MONEY MARKET FUND, a diversified portfolio, seeks current income, preservation of capital and liquidity by investing in short-term money market securities. AN INVESTMENT IN TCW GALILEO MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     TCW GALILEO MORTGAGE BACKED SECURITIES FUND, a diversified portfolio, seeks current income and capital appreciation by investing primarily in short-term mortgage-backed securities.

     TCW GALILEO SMALL CAP GROWTH FUND, a non-diversified portfolio, seeks long-term capital appreciation, primarily by investing in publicly traded equity securities of smaller capitalization companies.

     An investment in a Galileo Fund involves various risks, including the risk of loss of your capital.

     This Prospectus contains the information you should know about each Galileo Fund before investing. Investors should retain it for future reference. A Statement of Additional Information for the Galileo Funds dated as of the date of this Prospectus has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference and is available without charge upon request from the Company's Shareholder Relations Department at the above address or by calling the Company at the telephone numbers shown above.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                                 May 20, 1996

                               TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  ----
SUMMARY...........................................................................   1

EXPENSES OF THE FUNDS.............................................................   5

FINANCIAL HIGHLIGHTS..............................................................   7

MANAGEMENT DISCUSSION.............................................................  18

INVESTMENT OBJECTIVES AND POLICIES................................................  28
     TCW Galileo Money Market Fund................................................  28
     TCW Galileo High Grade Fixed Income Fund.....................................  29
     TCW Galileo High Yield Bond Fund.............................................  32
     TCW Galileo Long-Term Mortgage Backed Securities Fund and TCW Galileo
         Mortgage Backed Securities Fund..........................................  34
     TCW Galileo Core Equity Fund.................................................  36
     TCW Galileo Small Cap Growth Fund............................................  37
     TCW Galileo Earnings Momentum Fund...........................................  38
     TCW Galileo Mid-Cap Growth Fund..............................................  39
     TCW Galileo Asia Pacific Equity Fund.........................................  39
     TCW Galileo Emerging Markets Fund............................................  41
     TCW Galileo Latin America Equity Fund........................................  43
     General......................................................................  46
         Money Market Instruments.................................................  46
         Additional Fundamental Policies..........................................  46
         Other Investment Policies................................................  47
         Portfolio Turnover.......................................................  47

RISK CONSIDERATIONS...............................................................  48
     General......................................................................  48
     Repurchase Agreements........................................................  49
     Reverse Repurchase Agreements and Mortgage Dollar Rolls......................  49
     Fixed Income Securities......................................................  49
     Foreign Securities...........................................................  50
     Foreign Currency Risks.......................................................  51
     Options......................................................................  52
     Risks Associated With Lower Rated Securities.................................  53
     Risks Associated With Mortgage-Backed Securities.............................  55
     Risks Associated With Emerging Market Countries..............................  57
     Non-Diversified Status.......................................................  58

MANAGEMENT OF THE FUNDS...........................................................  59
     Investment Adviser...........................................................  59
     Sub-Investment Advisers......................................................  59
     Portfolio Management.........................................................  60
     Advisory and Sub-Advisory Agreements.........................................  63

PURCHASE OF SHARES................................................................  64
     Minimums.....................................................................  64
     Purchases Made By Wire or Check..............................................  65
     Exchange-in-Kind Feature.....................................................  65
     Purchase and Settlement......................................................  65
     Distributor..................................................................  66

SHAREHOLDER ACCOUNT SERVICES......................................................  68
     General......................................................................  68
     Check Writing Privilege......................................................  68

REDEMPTION AND EXCHANGE OF SHARES.....................................................   69
    Redemptions and Exchanges.........................................................   69
    Systematic Withdrawal Plan........................................................   70
    Receiving Your Proceeds...........................................................   70
    Shareholder Inquiries.............................................................   70

OTHER CONDITIONS RELATING TO SHARES...................................................   71
    Account Balance...................................................................   71
    Excessive Trading and Exchange Limitations........................................   71
    Nonpayment........................................................................   72
    Non-U.S. Bank Checks..............................................................   72
    Redemptions in Excess of $250,000.................................................   72
    Signature Guarantees..............................................................   72
    Telephone Exchange and Redemption.................................................   73
    Other Conditions..................................................................   73

NET ASSET VALUE.......................................................................   73

DIVIDENDS, DISTRIBUTIONS AND TAXES....................................................   75
    Dividends and Distributions.......................................................   75
    Taxes.............................................................................   76

PERFORMANCE INFORMATION...............................................................   78

GENERAL INFORMATION...................................................................   80
    Organization, Shares and Voting Rights............................................   80
    Transfer Agent and Custodians.....................................................   81
    Independent Auditors..............................................................   81
    Legal Counsel.....................................................................   81
    Reports to Shareholders...........................................................   81

APPENDIX..............................................................................  A-1
    Strategies Available to All Bond Funds and Equity Funds...........................  A-1
    Strategies Available to All Bond Funds and Equity Funds (except Mid-Cap Growth)...  A-1
    Strategies Available to High Grade Fixed Income, Long-Term Mortgage Backed
           Securities, Mortgage Backed Securities, Money Market and the Equity
           Funds......................................................................  A-3
    Strategies Available to High Grade Fixed Income, Long-Term Mortgage Backed
           Securities, Mortgage Backed Securities, Money Market and Latin America
           Equity.....................................................................  A-3
    Strategies Available to High Grade Fixed Income, Long-Term Mortgage Backed
           Securities and Mortgage Backed Securities..................................  A-4
    Strategies Available to Long-Term Mortgage Backed Securities and
           Mortgage Backed Securities.................................................  A-7
    Strategies Available to the Equity Funds (except Earnings Momentum and Mid-Cap
           Growth) and High Grade Fixed Income........................................  A-8
    Strategies Available to the Equity Funds and High Yield Bond......................  A-9
    Strategies Available to Mid-Cap Growth, Latin America Equity and Emerging
           Markets....................................................................  A-9
    Strategies Available to Latin America Equity and Emerging Markets................. A-10
    Strategies Available to Asia Pacific Equity, Latin America Equity and Emerging
           Markets.................................................................... A-11
    Pro Forma Portfolio Composition of High Yield Bond Fund........................... A-12
    Emerging Market Country Designation............................................... A-13
    Description of S&P and Moody's Ratings............................................ A-13

                                    SUMMARY

     The Company is an open-end management investment company offering investors a selection of eleven no-load mutual funds in the TCW Galileo Funds (each, "a Fund" collectively, "the Funds").

INVESTMENT OBJECTIVES    Each Fund has a distinct investment objective and
                         investment policies. There can be no assurance that any Fund's investment objective will be achieved.


INVESTMENT ADVISER       TCW Funds Management, Inc. ("Adviser") serves as the
                         investment adviser of each Fund. As of December 31, 1995, the Adviser and its affiliated companies had more than $50 billion under management or committed for management in various fiduciary and advisory capacities. See "Management of the Funds - Investment
                         Adviser."

SUB-ADVISERS             TCW Asia Limited ("TCW Asia") has been retained by the
                         Adviser to provide investment advice and assist in the management of Asia Pacific Equity and Emerging Markets and TCW London International, Limited ("TCW London") has been retained by the Adviser to provide investment advice and assist in the management of Emerging Markets
                         (collectively, TCW Asia and TCW London are hereinafter referred to as the "Sub-Advisers"). The Sub-Advisers also serve as advisers to separate accounts of institutional investors.

EXPENSES OF THE FUND     Each Fund pays its operating expenses and an investment
                         advisory fee. The investment advisory fee is based on the value of the average daily net assets of each Fund at the following maximum annual rates: Money Market --
                         0.25%; High Yield Bond -- 0.75%; High Grade Fixed
                         Income -- 0.40%; Long-Term Mortgage Backed Securities
                         -- 0.50%; Mortgage Backed Securities -- 0.50%; Core
                         Equity -- 0.75%; Small Cap Growth -- 1.00%; Earnings
                         Momentum -- 1.00%; Mid-Cap Growth 1.00% Asia Pacific
                         Equity --1.00%, Emerging Markets -- 1.00%; and Latin
                         America Equity --1.00%. The Sub-Advisers are paid an annual fee at a rate of 1.00% of the assets for which the Sub-Adviser renders investment advisory services.
                         The investment advisory fee payable with respect to High Yield Bond, Core Equity, Asia Pacific Equity,
                         Emerging Markets, Latin America Equity and Earnings
                         Momentum is higher than the fee for most investment companies, but is comparable to funds with similar investment objectives. With respect to Money Market, the Adviser has agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses (including amortization of organizational expenses) of the Fund (other than brokerage fees and commissions, interest, taxes and certain extraordinary expenses), as a percentage of average net value, to 0.40% for Money Market and 1.20% for Mid-Cap Growth until December 31, 1996. See "Management of the Funds -
                         Advisory Agreement."

REDEMPTION AND           Investors may exchange shares of one Fund for shares of

EXCHANGES                another Fund subject to certain restrictions on the
                         number of exchanges in any 15-day period. Shares may be redeemed or exchanged at their net asset value next determined after receipt by DST Systems, Inc., the Fund's transfer agent, of a written or telephonic redemption or exchange request. See "Redemption and Exchange of Shares" and "Other Conditions Relating to
                         Shares - Excessive Trading and Exchange Limitations."
                         Exchanges and redemptions may produce taxable gain or loss for shareholders. See "Dividends, Distributions and Taxes."

RISK CONSIDERATIONS      The investments of each Fund entail the normal credit,
                         interest rate, market, financial and similar risks associated with fixed income and equity investments.
                         BECAUSE PRICES OF EQUITY AND FIXED INCOME SECURITIES
                         FLUCTUATE FROM DAY-TO-DAY, THE VALUE OF AN INVESTMENT
                         IN A FUND WILL VARY BASED UPON THE FUND'S PERFORMANCE
                         AND MAY GO DOWN AS WELL AS UP. FOR EQUITY SECURITIES,
                         MARKET RISK IS THE POSSIBILITY OF CHANGES IN PRICE
                         CAUSED BY STOCK MARKET PRICE CHANGES; FOR FIXED INCOME
                         SECURITIES, MARKET RISK IS THE POSSIBILITY THAT PRICES
                         WILL FALL BECAUSE OF CHANGING INTEREST RATES. IN
                         GENERAL, PRICES OF FIXED INCOME SECURITIES (INCLUDING
                         U.S. GOVERNMENT SECURITIES AND COLLATERALIZED MORTGAGE
                         OBLIGATIONS) VARY INVERSELY WITH CHANGES IN INTEREST
                         RATES. IF INTEREST RATES RISE, PRICES OF FIXED INCOME
                         SECURITIES FALL; IF INTEREST RATES FALL, PRICES OF
                         FIXED INCOME SECURITIES GENERALLY RISE. IN ADDITION,
                         FOR A GIVEN CHANGE IN INTEREST RATES, LONGER-MATURITY
                         FIXED INCOME SECURITIES FLUCTUATE MORE IN PRICE
                         (GAINING OR LOSING MORE IN VALUE) THAN SHORTER-MATURITY
                         FIXED INCOME SECURITIES. THERE IS NO GUARANTEE OF
                         SUCCESSFUL PERFORMANCE OR THAT AN INVESTMENT IN A FUND
                         WILL ACHIEVE A POSITIVE RETURN.

                         High Yield Bond invests in high yield fixed income securities, commonly known as junk bonds, which are regarded by the rating agencies as speculative with respect to the issuer's continuing ability to meet principal and interest payments. High Yield Bond emphasizes investments in securities which the Adviser considers to be at the lower-risk end of the high yield bond spectrum. These are securities issued by companies considered by the Adviser to have stable to improving business prospects. Some of the companies issuing these securities are in the growth stage of development and have reasonable prospects for improved debt ratings. Such issuers generally have shorter operating histories and lower revenues and entail greater risk than issuers of investment grade securities. See "Investment Objectives and Policies - TCW Galileo High Yield Bond Fund" and "Risk Considerations - Risks Associated with Lower Rated Securities."

                         Small Cap Growth invests primarily in common stocks and other equity securities of lesser known, smaller capitalization domestic and foreign companies. Investments in such companies may be more volatile than investments in larger, more established companies. In addition, the Fund may invest in lower rated or unrated convertible securities. See "Investment Objectives and Policies - TCW Galileo Small Cap Growth Fund," and "Risk Considerations - Risks Associated with Lower Rated Securities."

                         The Asia Pacific Equity, Emerging Markets and Latin America Equity Funds can have extreme share price volatility and should be considered only as a long-term investment due to their investment in securities of emerging market countries. See "Risk Considerations - Risks Associated with Emerging Market Countries at page 57.

                         The Asia Pacific Equity, Core Equity, Small Cap Growth, Earnings Momentum, Mid-Cap Growth, Latin America, Emerging Markets and High Grade Fixed Income Funds may invest in foreign securities. Investment in foreign securities involves certain risks including exchange rate fluctuations, international and regional political and economic developments and the possible imposition of exchange controls or other restrictions applicable to such investments. See "Risk Considerations - Foreign Securities."

                         The Asia Pacific Equity, Core Equity, Earnings Momentum, Emerging Markets, Latin America Mid-Cap Growth and Small Cap Growth Funds ("Equity Funds") are non-diversified investment companies and, consequently, a relatively high percentage of their respective assets generally may be invested in a limited number of issuers. However, these Funds will still be subject to certain tax-related diversification requirements. See "Risk Considerations- Non-Diversified Status".

                         In addition, certain of the Funds may from time to time use other investment techniques or invest in specialized securities that entail particular risks. These techniques include the following: when issued and delayed delivery securities, options and futures for hedging purposes (all Funds except Mid-Cap Growth); inverse floater classes of collateralized mortgage obligations (Long-Term Mortgage Backed Securities and Mortgage Backed Securities); mortgage dollar rolls and interest-only stripped mortgage securities (High Grade Fixed Income, Long-Term Mortgage Backed Securities and Mortgage Backed Securities); and repurchase agreements and reverse repurchase agreements (High Grade Fixed Income, Long-Term Mortgage Backed Securities, Mortgage Backed Securities, and the Equity Funds). High Grade Fixed Income and Core Equity may also have some foreign currency exposure. INVESTMENTS BY LONG-TERM MORTGAGE BACKED SECURITIES AND MORTGAGE BACKED SECURITIES IN INVERSE FLOATER CLASSES OF COLLATERALIZED MORTGAGE OBLIGATIONS AND INVESTMENTS BY HIGH GRADE FIXED INCOME, LONG-TERM MORTGAGE BACKED SECURITIES AND MORTGAGE BACKED SECURITIES IN INTEREST-ONLY STRIPPED MORTGAGE SECURITIES ARE HIGHLY SENSITIVE TO CHANGES IN INTEREST AND PREPAYMENT RATES AND EXHIBIT GREATER PRICE VOLATILITY THAN OTHER COLLATERALIZED MORTGAGE OBLIGATIONS. SUCH PRICE VOLATILITY CAN ADVERSELY

                         AFFECT A FUND'S SHARE PRICE. In addition, investments by these Funds in mortgage dollar rolls and reverse repurchase agreements involve leverage which entails certain additional risks. See "Risk Considerations - Risks Associated with Mortgage-Backed Securities".

                             EXPENSES OF THE FUNDS

     The Funds are 100% no-load; you pay no fees to purchase, or exchange, shares nor any ongoing marketing (12b-1) expenses.

     The following table illustrates all expenses and fees that a shareholder of each Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended October 31, 1995. Expenses are expressed as a percent of each Fund's average net assets. More information about these expenses may be found under "Management of the Funds."

                            TCW GALILEO FUNDS, INC.

                SHAREHOLDER TRANSACTION EXPENSES FOR ALL FUNDS

              Sales Load Imposed on Purchases                    None

              Sales Load Imposed on Reinvested Dividends         None

              Deferred Sales Load                                None

              Redemption Fees                                    None

              Exchange Fees                                      None

                                                                                                LONG-TERM
                                                              MONEY         HIGH        HIGH     MORTGAGE    MORTGAGE   MID-CAP
                                                              MARKET       YIELD       GRADE     BACKED      BACKED     GROWTH
                                                              ------       -----       -----     ------      ------     -------
ANNUAL FUND OPERATING EXPENSES

Management Fees (After expense reimbursements)                .19%         .75%         .40%        .50%       .50%      .82%

Rule 12b-1 Fees                                               None         None         None        None       None      None
Other Expenses                                                .21%         .13%         .32%        .19%       .13%      .38%
                                                              ----         ----         ----        ----       ----     -----
TOTAL FUND OPERATING EXPENSES*                                .40%*        .88%         .72%        .69%       .63%     1.20%*

                                                           CORE       SMALL    EARNINGS     ASIA     EMERGING     LATIN
                                                          EQUITY       CAP     MOMENTUM    PACIFIC   MARKETS     AMERICA
                                                          ------      -----    --------    -------   -------     -------
Annual Fund Operating Expenses

Management Fees (After expense reimbursements)             .75%       1.00%      1.00%      1.00%      1.00%       1.00%

Rule 12b-1 Fees                                             None       None       None        None      None        None

Other Expenses                                             .10%        .24%       .24%       .51%       .55%        .58%
                                                           -----      -----       -----      -----      -----      -----
TOTAL FUND OPERATING EXPENSES*                             0.85%      1.24%       1.24%      1.51%      1.55%      1.58%

* (after expense reimbursements, see footnote next page for expense ratios had there been no reimbursement)

EXAMPLE

     An investor would pay the following expenses* on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each time period:

     FUND                                1 YEAR       3 YEARS        5 YEARS        10 YEARS
     ----                                ---------------------------------------------------

     Money Market                          $ 4           $13            $23           $ 52
     High Yield Bond                         9            29             50            111
     High Grade                              7            24             41             92
     Long-Term Mortgage Backed               7            23             39             88
     Mortgage Backed                         6            21             36             81
     Core Equity                             9            28             48            108
     Small Cap Growth                       13            41             70            154
     Earnings Momentum                      13            41             70            154
     Mid-Cap Growth                         13            39             --             --
     Asia Pacific                           16            49             86            187
     Emerging Markets                       16            50             87            190
     Latin America                          16            51             89            193

===============================================================================================


*This table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in each Fund will bear. The example has been calculated using actual expenses except for Money Market where expenses are assumed to be the expense limit. Without an expense limit, total expenses for Money Market would have been 0.46% and Mid-Cap Growth are estimated at 1.38%. In connection with the example, note that $1,000 is less than the Funds' minimum investment requirements and that there are no redemption or exchange fees of any kind. THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS
                                (INTRODUCTION)
                                 ------------

     The following information for the periods ended December 31, 1993 and October 31, 1994 and fiscal year ended October 31, 1995 has been audited by the Company's independent auditors, Deloitte & Touche LLP, and should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information which may be obtained, without charge, by calling the telephone number or writing to the address appearing on the cover of this Prospectus.

=============================================================================================================================
                                                                                       HIGH YIELD
                                                     ------------------------------------------------------------------------
                                                               YEAR ENDED        TEN MONTHS ENDED         MARCH 1, 1993
                                                            OCTOBER 31, 1995     OCTOBER 31, 1994        (INCEPTION) TO
                                                                                                        DECEMBER 31, 1993
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                    $9.43             $ 10.12                 $ 10.00
                                                                   -----             -------                 -------
-----------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS
 ----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 Net Investment Income                                              0.92                0.73                    0.74
-----------------------------------------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss) on Investments             0.39               (0.77)                   0.27
                                                                   -----               -----                    ----
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                   1.31               (0.04)                   1.01
                                                                   -----               -----                    ----
-----------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS
 ------------------
-----------------------------------------------------------------------------------------------------------------------------
 Distributions from Net Investment Income                          (1.00)              (0.65)                  (0.74)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions from Realized Gains                                   -                   -                     (0.15)
-----------------------------------------------------------------------------------------------------------------------------
 Distributions in Excess of Realized Gains                           -                   -                       -
                                                                   -------             -----                   -----
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL                                                             (1.00)              (0.65)                  (0.89)
                                                                   -----               -----                   -----
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE, END OF PERIOD                          $9.74             $  9.43                 $ 10.12
                                                                   ======              =====                 =======
-----------------------------------------------------------------------------------------------------------------------------
 ____________________________________
-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                                      14.65%              (0.34)%(3)              10.47%(3)
 ------------
-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 ------------------------
-----------------------------------------------------------------------------------------------------------------------------
 Net Assets, End of Period (in thousands)                        $92,652             $90,577                 $73,737
-----------------------------------------------------------------------------------------------------------------------------
 Ratio of Expenses to Average Net Assets(2)                         0.87%               0.79%(1)                0.79%(1)
-----------------------------------------------------------------------------------------------------------------------------
 Ratio of Net Investment Income to Average Net Assets               9.60%               9.18%(1)                8.60%(1)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                                           36.32%              34.01%(3)               47.60%(3)
=============================================================================================================================

(1)  Annualized.

(2) The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 0.79% of net assets through December 31, 1994 as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses for the period March 1, 1993 (commencement of operations) through December 31, 1993 would have been 0.96% of average net assets, for the ten months ended October 31, 1994 total annualized operating expenses would have been 0.91% of average net assets, and for the fiscal year ended October 31, 1995, total annualized operating expenses would have 0.88% of average net assets. (3) For periods through October 31, 1994 and December 31, 1993 respectively, and not indicative of a full year's operating results.

===========================================================================================================================
                                                                                    HIGH GRADE
                                                     ----------------------------------------------------------------------
                                                               YEAR ENDED        TEN MONTHS ENDED         MARCH 1, 1993
                                                            OCTOBER 31, 1995     OCTOBER 31, 1994        (INCEPTION) TO
                                                                                                        DECEMBER 31, 1993
---------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD                  $  8.94               $ 10.04                $ 10.00
                                                                 -------               -------                -------
---------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS
 ----------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 Net Investment Income                                              0.58                  0.44                   0.45
---------------------------------------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss) on Investments             0.62                 (1.16)(4)               0.19
                                                                   -----                 ------                  ----
---------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                   1.20                 (0.72)                  0.64
                                                                   -----                 ------                  ----
---------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS
 ------------------
---------------------------------------------------------------------------------------------------------------------------
 Distributions from Net Investment Income                          (0.53)                (0.38)                 (0.45)
---------------------------------------------------------------------------------------------------------------------------
 Distributions from Realized Gains                                     -                   -                    (0.14)
---------------------------------------------------------------------------------------------------------------------------
 Distributions in Excess of Realized Gains                             -                   -                    (0.01)
                                                                    -----                ------                 ------
---------------------------------------------------------------------------------------------------------------------------
 TOTAL                                                             (0.53)                (0.38)                 (0.60)
                                                                   -----                 ------                 ------
---------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE, END OF PERIOD                        $  9.61               $  8.94                $ 10.04
                                                                 =======               ========                ======
---------------------------------------------------------------------------------------------------------------------------
 ________________________________________
---------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                                      13.92%                 (7.24)%(3)             6.54%(3)
 ------------
---------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 ------------------------
---------------------------------------------------------------------------------------------------------------------------
 Net Assets, End of Period (in thousands)                        $36,236               $  50,153               $33,328
---------------------------------------------------------------------------------------------------------------------------
 Ratio of Expenses to Average Net Assets(2)                         0.68%                  0.50%(1)              0.50%(1)
---------------------------------------------------------------------------------------------------------------------------
 Ratio of Net Investment Income to Average Net Assets               6.38%                  6.11%(1)              5.24%(1)
---------------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                                          223.78%                208.63%(3)            149.96%(3)
===========================================================================================================================

(1)  Annualized.

(2) The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 0.50% of net assets through December 31, 1994 as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses for the period March 1, 1993 (commencement of operations) through December 31, 1993 would have been 0.89% of average net assets, for the ten months ended October 31, 1994 total annualized operating expenses would have been 0.68% of average net assets, and for the fiscal year ended October 31, 1995, total annualized operating expenses would have been 0.72% of average net assets. (3) For periods through October 31, 1994 and December 31, 1993 respectively, and not indicative of a full year's operating results. (4) Includes net realized losses on foreign currency transactions/translations.

                                                                               LONG-TERM MORTGAGE BACKED
==========================================================================================================================
                                                               YEAR ENDED        TEN MONTHS ENDED         JUNE 17, 1993
                                                            OCTOBER 31, 1995     OCTOBER 31, 1994        (INCEPTION) TO
                                                                                                        DECEMBER 31, 1993
--------------------------------------------------------------------------------------------------------------------------
 Net Asset Value per Share, Beginning of Period                  $ 8.95                $ 10.07              $ 10.00
                                                                 ------                -------              -------
--------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS
 ----------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Net Investment Income                                             0.72                   0.63                 0.28
--------------------------------------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss) on Investments            0.71                  (1.26)                0.07
                                                                 ------                  -----                 ----
--------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                  1.43                  (0.63)                0.35
                                                                 ------                  -----                 ----
--------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS
 ------------------
--------------------------------------------------------------------------------------------------------------------------
 Distributions from Net Investment Income                         (0.82)                 (0.49)               (0.28)
--------------------------------------------------------------------------------------------------------------------------
 Distributions from Realized Gains                                    -                   -                     -
--------------------------------------------------------------------------------------------------------------------------
 Distributions in Excess of Realized Gains                            -                   -                     -
                                                                  -----
--------------------------------------------------------------------------------------------------------------------------
 TOTAL                                                            (0.82)                 (0.49)               (0.28)
                                                                 ------                  -----                ------
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE, END OF PERIOD                        $ 9.56                $  8.95              $ 10.07
                                                                 ======                =======              =======
--------------------------------------------------------------------------------------------------------------------------
 _____________________________
--------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                                     16.84%                 (6.39)%(3)            3.51%(3)
 ------------
--------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-------------------------
--------------------------------------------------------------------------------------------------------------------------
 Net Assets, End of Period (in thousands)                       $80,159                $66,632               $25,215
--------------------------------------------------------------------------------------------------------------------------
 Ratio of Expenses to Average Net Assets(2)                        0.68%                  0.65%(1)             0.65%(1)
--------------------------------------------------------------------------------------------------------------------------
 Ratio of Net Investment Income to Average Net Assets              7.88%                  8.03%(1)             5.37%(1)
--------------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                                          23.76%                 36.71%(3)            44.47%(3)
==========================================================================================================================

(1)  Annualized.

(2) The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 0.65% of net assets through December 31, 1994 as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses for the period June 17, 1993 (commencement of operations) through December 31, 1993 would have been 1.13% of average net assets, for the ten months ended October 31, 1994 total annualized operating expenses would have been 0.78% of average net assets, and for the fiscal year ended October 31, 1995, total annualized expenses would have been 0.69% of average net assets.
(3) For periods through October 31, 1994 and December 31, 1993 respectively, and not indicative of a full year's operating results

============================================================================================================================
                                                                                    MORTGAGE BACKED
----------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED        TEN MONTHS ENDED         JUNE 17, 1993
                                                            OCTOBER 31, 1995     OCTOBER 31, 1994        (INCEPTION) TO
                                                                                                        DECEMBER 31, 1993
----------------------------------------------------------------------------------------------------------------------------
 Net Asset Value per Share, Beginning of Period                  $  9.41             $   9.86              $  10.00
                                                                 -------             --------              --------
----------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS
 ----------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Net Investment Income                                              0.67                 0.42                  0.50
----------------------------------------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss) on Investments             0.25                (0.48)                (0.12)
                                                                  ------                -----                 ------
----------------------------------------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                                   0.92                (0.06)                 0.38
                                                                  ------                -----                  ----
----------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS
 ------------------
----------------------------------------------------------------------------------------------------------------------------
 Distributions from Net Investment Income                          (0.71)               (0.39)                (0.50)
----------------------------------------------------------------------------------------------------------------------------
 Distributions from Realized Gains                                     -                  -                   (0.02)
----------------------------------------------------------------------------------------------------------------------------
 Distributions in Excess of Net Investment Income                  (0.04)                 -                     -
                                                                  ------
----------------------------------------------------------------------------------------------------------------------------
 TOTAL                                                             (0.75)               (0.39)                (0.52)
                                                                  ------                -----                 ------
----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE, END OF PERIOD                         $ 9.58             $   9.41              $   9.86
                                                                  ======             ========              ========
----------------------------------------------------------------------------------------------------------------------------
 _____________________________
----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                                      10.16%               (0.61)%(3)             3.89%(3)
 ------------
----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 ------------------------
----------------------------------------------------------------------------------------------------------------------------
 Net Assets, End of Period (in thousands)                        $81,366             $134,948              $147,666
----------------------------------------------------------------------------------------------------------------------------
 Ratio of Expenses to Average Net Assets(2)                         0.61%                0.55%(1)              0.55%(1)
----------------------------------------------------------------------------------------------------------------------------
 Ratio of Net Investment Income to Average Net Assets               7.13%                5.18%(1)              5.98%(1)
----------------------------------------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                                           37.83%               65.54%(3)             70.44%(3)
============================================================================================================================

(1)  Annualized.

(2) The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 0.55% of net assets through December 31, 1994 as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses for the period March 1, 1993 (commencement of operations) through December 31, 1993 would have been 0.70% of average net assets, for the ten months ended October 31, 1994 total annualized operating expenses net assets would have been 0.62% of average net assets, and for the fiscal year ended October 31, 1995, total annualized operating expenses would have been 0.63% of average net assets.
(3) For periods through October 31, 1994 and December 31, 1993 respectively, and not indicative of a full year's operating results.


===============================================================================================================
                                                                        CORE EQUITY
---------------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED        TEN MONTHS ENDED         MARCH 1, 1993
                                                 OCTOBER 31, 1995      OCTOBER 31, 1994       (INCEPTION) TO
                                                                                             DECEMBER 31, 1993
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF             $ 11.57              $ 11.81                  $ 10.00
PERIOD                                              -------              -------                  -------
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------
---------------------------------------------------------------------------------------------------------------
Net Investment Income                                  0.06                 0.04                     0.03
---------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on             2.11                (0.28)                    1.81
Investments                                         -------              -------                  -------
---------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                       2.17                (0.24)                    1.84
                                                    -------              -------                  -------
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
------------------
----------------------------------------------------------------------------------------------------------------
Distributions from Net Investment Income              (0.05)                 -                      (0.03)
----------------------------------------------------------------------------------------------------------------
Distributions from Realized Gains                       -                    -                        -
----------------------------------------------------------------------------------------------------------------
Distributions in Excess of Realized Gains               -                    -                        -
                                                    -------              -------                  -------
----------------------------------------------------------------------------------------------------------------
TOTAL                                                 (0.05)                 -                      (0.03)
                                                    -------              -------                  -------
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF PERIOD            $ 13.69              $ 11.57                  $ 11.81
                                                    =======              =======                  =======
----------------------------------------------------------------------------------------------------------------
__________________________________________
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          18.85%               (2.03)%(3)               18.41%(3)
------------
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $197,721             $136,122                  $55,885
----------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                0.85%                0.91%(1)                 1.00%(1)(2)
----------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net          0.48%                0.44%(1)                 0.55%(1)
 Assets
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               53.77%               23.53%(3)                29.67%(3)
================================================================================================================

(1)  Annualized.

(2) The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.00% of net assets through December 31, 1994 as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses for the period March 1, 1993 (commencement of operations) through December 31, 1993 would have been 1.09% of average net assets.
(3) For periods through October 31, 1994 and December 31, 1993 respectively, and not indicative of a full year's operating results.


================================================================================================================
                                                                          LATIN AMERICA
----------------------------------------------------------------------------------------------------------------
                                                    YEAR ENDED        TEN MONTHS ENDED         MARCH 1, 1993
                                                 OCTOBER 31, 1995     OCTOBER 31, 1994        (INCEPTION) TO
                                                                                             DECEMBER 31, 1993

----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF          $ 11.91                  $ 15.81                $ 10.00
PERIOD                                           -------                  -------                -------
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
----------------------------------------
----------------------------------------------------------------------------------------------------------------
Net Investment Income                               0.06                     0.01                   0.08
----------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on         (5.92)                   (0.13)                  6.35
Investments                                      -------                  -------                -------
----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                   (5.86)                   (0.12)                  6.43
                                                 -------                  -------                -------
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
-----------------------------------------------
----------------------------------------------------------------------------------------------------------------
Distributions from Net Investment Income             -                        -                    (0.08)
---------------------------------------------------------------------------------------------------------------
Distributions from Realized Gains                    -                        -                    (1.21)
---------------------------------------------------------------------------------------------------------------
Distributions in Excess of Realized Gains          (1.21)                     -                    (0.03)

---------------------------------------------------------------------------------------------------------------
TOTAL                                              (1.21)                     -                    (1.32)
                                                 -------                  -------                -------
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF PERIOD         $  7.92                 $  14.99                $ 15.11
                                                 =======                 ========                =======
---------------------------------------------------------------------------------------------------------------
_____________________________
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      (40.95)%                  (0.79)%(3)             64.27%(3)
-----------------------------------------------
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)         $38,942                 $122,610                $89,910
---------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets             1.58%                    1.36%(1)               1.50%(1)(2)
---------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average Net       0.59%                    0.11%(1)               0.77%(1)
Assets
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            75.62%                  143.65%(3)             120.06%(3)
===============================================================================================================

(1)  Annualized.

(2) The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.50% of net assets through December 31, 1994 as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses for the period March 1, 1993 (commencement of operations) through December 31, 1993 would have been 1.52% of average net assets.

(3) For periods through October 31, 1994 and December 31, 1993 respectively, and not indicative of a full year's operating results.

=====================================================================================
                                                        ASIA PACIFIC EQUITY
-------------------------------------------------------------------------------------
                                                 YEAR ENDED         MARCH 1, 1994
                                              OCTOBER 31, 1995     (INCEPTION) TO
                                                                   OCTOBER 31, 1994
-------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF        $ 10.19                   $ 10.00
PERIOD                                         -------                   -------
-------------------------------------------------------------------------------------
INCOME LOSS FROM INVESTMENT OPERATIONS
--------------------------------------
-------------------------------------------------------------------------------------
Net Investment Income (Loss)                      0.06                      0.03
-------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on       (1.19)(4)                   .16(4)
Investments                                    -------
-------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                 (1.13)                     0.19
                                               -------                   -------
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
--------------------------------------------
-------------------------------------------------------------------------------------
Distributions from Net Investment Income         (0.01)                      -
-------------------------------------------------------------------------------------
Distributions from Realized Gains                (0.38)                      -
-------------------------------------------------------------------------------------
Distributions in Excess of Realized Gains         -                          -
                                               -------
-------------------------------------------------------------------------------------
TOTAL                                            (0.39)                      -
                                               -------                   -------
-------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF PERIOD       $  8.67                   $ 10.19
                                               =======                   =======
-------------------------------------------------------------------------------------
_____________________________
-------------------------------------------------------------------------------------
TOTAL RETURN                                    (10.98)%                    1.90%(3)
------------
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
-------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)       $46,709                   $54,019
-------------------------------------------------------------------------------------
Ratio of Expenses to Average Net                  1.47%(2)                  1.40%(1)(2)
Assets(2)
-------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average         0.74%                     0.45%(1)
Net Assets
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                         102.01%                    46.75%(3)
-------------------------------------------------------------------------------------
Average Commission Rate Paid
=====================================================================================

(1)  Annualized.

(2) The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.40% of net assets through December 31, 1994 as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses for the period March 1, 1994 (commencement of operations) through October 31, 1994 would have been 1.60% of average net assets and for the fiscal year ended October 31, 1995, total annualized operating expenses would have been 1.51% of average net assets.

(3) For periods through October 31, 1994 and not indicative of a full year's operating results.
(4) Includes net realized and unrealized gain (loss) on foreign currency transactions/translations.

==========================================================================================
                                                         SMALL CAP GROWTH
                                          ------------------------------------------------
                                                 YEAR ENDED            MARCH 1, 1994
                                              OCTOBER 31, 1995         (INCEPTION) TO
                                                                         OCTOBER 31,
                                                                            1994
------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE, BEGINNING OF          $  9.39                 $  10.00
 PERIOD                                           -------                 --------
------------------------------------------------------------------------------------------
 INCOME LOSS FROM INVESTMENT OPERATIONS
 --------------------------------------
------------------------------------------------------------------------------------------
 Net Investment Income (Loss)                       (0.07)                   (0.04)
------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss) on          4.72                    (0.57)
 Investments                                      -------                 --------
------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                    4.65                    (0.61)
                                                  -------                 --------
------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS
 ------------------
------------------------------------------------------------------------------------------
 Distributions from Net Investment Income                                       -
------------------------------------------------------------------------------------------
 Distributions from Realized Gains                  (0.51)                      -
------------------------------------------------------------------------------------------
 Distributions in Excess of Realized Gains             -                        -
                                                  -------
------------------------------------------------------------------------------------------
 TOTAL                                              (0.51)                      -
                                                  -------                 --------
------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE, END OF PERIOD         $ 13.53                 $   9.39
                                                  =======                 ========
------------------------------------------------------------------------------------------
 _____________________________
------------------------------------------------------------------------------------------
 TOTAL RETURN                                       49.89%                   (6.10)%(3)
 ------------
------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 ------------------------
------------------------------------------------------------------------------------------
 Net Assets, End of Period (in thousands)         $66,056                  $51,089
------------------------------------------------------------------------------------------
 Ratio of Expenses to Average Net                    1.21%(2)                 1.09%(1)(2)
 Assets
------------------------------------------------------------------------------------------
 Ratio of Net Investment Income to Average          (0.61)%                  (0.59)%(1)
 Net Assets
------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                            89.73%                   88.63 %(3)
------------------------------------------------------------------------------------------
 Average Commission Rate Paid
==========================================================================================

(1)  Annualized.

(2) The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.09% of net assets through December 31, 1994 as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses for the period
March 1, 1994 (commencement of operations) through October 31, 1994 would have been 1.39% of average net assets and for the fiscal year ended October 31, 1995, total annualized operating expenses would have been 1.24% of net assets.
(3) For periods through October 31, 1994 and not indicative of a full year's operating results.

==========================================================================================
                                                         EMERGING MARKETS
                                          ------------------------------------------------
                                                 YEAR ENDED            MARCH 1, 1994
                                              OCTOBER 31, 1995         (INCEPTION) TO
                                                                      OCTOBER 31, 1994
------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE, BEGINNING OF           $  9.73                $ 10.00
 PERIOD                                            -------                -------
------------------------------------------------------------------------------------------
 INCOME LOSS FROM INVESTMENT OPERATIONS
 --------------------------------------
------------------------------------------------------------------------------------------
 Net Investment Income (Loss)                         0.04                  (0.01)
------------------------------------------------------------------------------------------
 Net Realized and Unrealized Gain (Loss) on          (2.58)(3)              (0.26)(3)
 Investments                                       -------
------------------------------------------------------------------------------------------
 TOTAL FROM INVESTMENT OPERATIONS                    (2.54)                 (0.27)
                                                   -------                -------
------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS
 ------------------
------------------------------------------------------------------------------------------
 Distributions from Net Investment Income              -                      -
------------------------------------------------------------------------------------------
 Distributions from Realized Gains                     -                      -
------------------------------------------------------------------------------------------
 Distributions in Excess of Realized Gains             -                      -
                                                   -------
------------------------------------------------------------------------------------------
 TOTAL                                               (2.54)                  -
                                                   -------                -------
------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE, END OF PERIOD          $  7.19                $  9.73
                                                   =======                =======
------------------------------------------------------------------------------------------
 _____________________________
------------------------------------------------------------------------------------------
 TOTAL RETURN                                       (26.11)%                (2.70)%(3)
 ------------
------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 ------------------------
------------------------------------------------------------------------------------------
 Net Assets, End of Period (in thousands)          $51,873                $70,212
------------------------------------------------------------------------------------------
 Ratio of Expenses to Average Net                     1.55%                  1.70 %(1)
 Assets
------------------------------------------------------------------------------------------
 Ratio of Net Investment Income to Average            0.54%                 (0.09)%(1)
 Net Assets
------------------------------------------------------------------------------------------
 Portfolio Turnover Rate                             74.24%                 61.28 %(2)
==========================================================================================

(1)  Annualized.


(2) For period through October 31, 1994 and not indicative of a full year's operating results.

(3) Includes net realized and unrealized gain (loss) on foreign currency transactions/translations.


====================================================================
                                              EARNINGS MOMENTUM
--------------------------------------------------------------------
                                                  YEAR ENDED
                                               OCTOBER 31, 1995
--------------------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF             $10.00
PERIOD                                              --------
--------------------------------------------------------------------
INCOME LOSS FROM INVESTMENT OPERATIONS
--------------------------------------
--------------------------------------------------------------------
Net Investment Income (Loss)                         (0.03)
--------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on            1.51
 Investments                                         -----
--------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                      1.48
                                                     -----
--------------------------------------------------------------------
LESS DISTRIBUTIONS
------------------
--------------------------------------------------------------------
Distributions from Net Investment Income
--------------------------------------------------------------------
Distributions from Realized Gains                      -
--------------------------------------------------------------------
Distributions in Excess of Net Investment Income     (0.01)
                                                     -----
--------------------------------------------------------------------
TOTAL                                                (0.01)
                                                     -----
--------------------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF PERIOD            $11.47
                                                    ======
--------------------------------------------------------------------
_____________________________
--------------------------------------------------------------------
TOTAL RETURN                                         14.76%
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $63,411
--------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets(1)                                            1.14%
--------------------------------------------------------------------
Ratio of Net Investment Income to Average
 Net Assets                                          (0.28)%
--------------------------------------------------------------------
Portfolio Turnover Rate                              85.91%
====================================================================



(1) The Adviser has voluntarily agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 1.14% of net assets as disclosed in
Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses for the period November 1, 1994 (commencement of operations) through October 31, 1995 would have been 1.24% of average net assets.

                             FINANCIAL HIGHLIGHTS


     The following information for the TCW Galileo Money Market Fund (formerly the TCW Investment Funds, Inc. Money Market Portfolio "MMP") has been audited by Deloitte & Touche LLP, independent auditors for MMP, and should be read in conjunction with the MMP financial statements and related notes thereto included in the Statement of Additional Information which may be obtained, without charge, by calling the telephone number or writing to the address appearing on the cover of this Prospectus. On May 23, 1994, all the assets and liabilities of MMP were contributed to TCW Galileo Funds, Inc. in exchange for shares in the TCW Galileo Money Market Fund which was formed as the successor fund to MMP.


                                 Year Ended December 31



                              Year Ended     Ten Months Ended   1993       1992       1991       1990       1989     July 14, 1988
                           October 31, 1995  October 31, 1994                                                        (Inception) to
                                                                                                                       December 31,
                                                                                                                       1988

NET ASSET VALUE PER SHARE,      $1.00          $1.00            $1.00      $1.00      $1.00      $1.00      $1.00     $1.00
 BEGINNING OF PERIOD

INCOME FROM INVESTMENT
----------------------
OPERATIONS
----------
Net Investment Income            0.0549         0.0304           0.0293     0.0381     0.0620     0.0800     0.0882    0.0379

LESS DISTRIBUTIONS
------------------
Dividends from Net
 Investment Income              (0.0549)       (0.0304)         (0.0293)  (0.0381)    (0.0620)   (0.0800)   (0.0882)  (0.0379)
                                             ---------        ---------   --------   --------   --------   --------   -------


NET ASSET VALUE PER SHARE,      $1.00          $1.00            $1.00     $1.00       $1.00      $1.00      $1.00     $1.00
                              =========      =========        =========   ========   ========   ========   ========   =======
END OF PERIOD

Total Return                     5.67%          3.04%/1/         2.97%     3.92%       6.35%      8.18%      9.22%     7.68%/1/
------------

Ratios/Supplemental Data
------------------------

Net Assets, End of Period     $86,302        $124,392         $81,204     $183,465   $140,987   $167,572   $88,620    $63,703
(in thousands)

Ratio of Expenses to             0.40%          0.40%/1/         0.40%     0.40%       0.40%      0.40%      0.40%     0.40%/1/
 Average Net Assets/2/

Ratio of Net Investment          5.49%          3.65%/1/         2.93%     3.81%       6.20%      8.00%      8.82%     8.08%/1/
 Income to Average Net
 Assets

______________________

1    Annualized

2    The Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.40% of net assets as disclosed in
Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.46% for the fiscal year ended October 31, 1995, 0.68% for the ten months ended October 31, 1994, 0.52%, 0.49%, 0.47% 0.51% and 0.71% for the years ended December 31, 1993 through 1989, respectively, and 0.47% for the period July 14, 1988 (commencement of operations) through December 31, 1988.

                             MANAGEMENT DISCUSSION

     Accompanying the management discussion is a graphical analysis of the change in value of a $250,000 investment (minimum initial shareholder investment) in each Fund, except Money Market, compared to the change in value of an investment of the same amount using the applicable broad-based index.

TCW GALILEO HIGH GRADE FIXED INCOME FUND - 1995 RESULTS

     From November 1, 1994 through October 31, 1995, the return totaled 13.9%. The return on the Salomon Brothers Broad Index during the same period was 15.7%. The Fund's performance during this period is partially attributable to the lingering effects of the selloff in the bond market in 1994 combined with the Fund's shorter duration versus its benchmark index during the early months of 1995. In response to declining economic growth, the Fund's duration was lengthened during the first quarter of 1995, increasing the Fund's overall sensitivity to expected further interest rate declines. The Fund's duration, which stood at 4.5 years in November 1994, ended the year at 5.5 years in October 1995.


     Following four years of economic expansion, real growth is struggling to maintain the 2.5% pace deemed acceptable by the Federal Reserve. The Fed's hesitancy to implement monetary stimulus while inflation is moderating, the appreciating dollar and improving productivity may impede growth in 1996. Consequently, we have lowered our estimate for average GDP growth in 1996 from 3.0% to 2.5% but are counting on further reductions in interest rates to support growth. Intermediate and long-term interest rates remain 3.0% to 4.0% above inflation, incorporating a high risk premium from a historical perspective. We believe this risk premium will slowly be reduced as economic growth remains moderate and inflation remains benign.

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TCW GALILEO HIGH YIELD BOND FUND - 1995 RESULTS


     The Fund earned a total return of 14.7% for the period November 1, 1994 to October 31, 1995. The Fund's return was lower than that of the Salomon Brothers High Yield Cash Pay Index which was 16.8% for the period. This underperformance was due in large part to the fact that the Salomon Brothers High Yield Cash Pay Index maintains a heavier weighting of interest rate sensitive double-B rated issues than the Fund and, accordingly, fared better during this period of rapidly declining interest rates. During this period for fixed income investments, the Fund did not keep pace with the Lehman Brothers Government/Corporate Bond Index which returned 16.2%. However, since its inception, the Fund's return has comfortably exceeded this proxy for the investment grade bond market as shown in the accompanying graph.

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TCW GALILEO MORTGAGE BACKED SECURITIES FUND - 1995 RESULTS

     A strong rally in the fixed income market over the last twelve months led to solid performance gains in the mortgage-backed securities sector overall. Between the beginning of November 1994 and end of October 1995, ten year treasury yields fell over 188 basis points from 7.90% to 6.20%. The yield on the thirty year treasury declined by over 170 basis points to 6.33%. This interest rate rally provided stimulus to the housing sector and led to a refinancing boomlet during the spring and summer months of 1995. Prepayment rates have fallen recently due to the seasonal slowdown in housing that is typically seen in the fall and winter months of each year. Liquidity conditions within the mortgage sector have improved substantially since last year, due initially to diminished supply, and more recently to an increase in investor demand and trading activity. The issuance of new CMOs is still at a mere fraction of the peak volume seen two and three years ago, although secondary trading has increased. Derivatives, particularly the inverse floaters held in the Fund, have also performed well this past year due to falling interest rates and increasing prepayment rates. Our investment strategy continues to emphasize call protection and securities priced at a discount or par, to reduce exposure to variables which can adversely impact portfolio performance, while increasing exposure to those that can improve performance.

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TCW GALILEO LONG-TERM MORTGAGE BACKED SECURITIES FUND - 1995 RESULTS

A strong rally in the fixed income market over the last twelve months led to solid performance gains in the mortgage-backed securities sector overall. Between the beginning of November 1994 and end of October 1995, ten year treasury yields fell over 188 basis points from 7.90% to 6.20%. The yield on the thirty year treasury declined by over 170 basis points to 6.33%. This interest rate rally provided stimulus to the housing sector and led to a refinancing boomlet during the spring and summer months of 1995. Prepayment rates have fallen recently due to the seasonal slowdown in housing that is typically seen in the fall and winter months of each year. Liquidity conditions within the mortgage sector have improved substantially since last year, due initially to diminished supply, and more recently to an increase in investor demand and trading activity. The issuance of new CMOs is still at a mere fraction of the peak volume seen two and three years ago, although secondary trading has increased. Derivatives, particularly the inverse floaters held in the Fund, have also performed well this past year due to falling interest rates and increasing prepayment rates. Our investment strategy continues to emphasize call protection and securities priced at a discount or par, to reduce exposure to variables which can adversely impact portfolio performance, while increasing exposure to those that can improve performance.

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TCW GALILEO CORE EQUITY FUND - 1995 RESULTS

     The total return for the Fund during the period from November 1, 1994 through October 31, 1995 was 18.9%, which compares with a total return of 26.4% for the Standard & Poor's 500 Stock Index over the same period. A substantial portion of the shortfall in performance relative to the benchmark occurred in the Fund's first fiscal quarter as it liquidated several positions in Latin American equities in the aftermath of the Mexican Peso devaluation. The Fund no longer has any holdings in these markets. Also, in September and October of 1995, the information and communications technology sectors, in which the fund is heavily weighted, underwent a period of profit taking following a sharp run-up for many of these shares earlier in the year. The Fund continued to pursue its strategy of achieving long-term growth of capital by investing in reasonably valued companies whose earnings growth prospects for the next several years appear particularly robust. In this regard we continue to have high conviction in the long-term growth prospects for the technology sector. Also, the Fund has substantial positions in many revitalized American industrial companies, particularly those that have a large and growing presence in foreign markets. We believe the U.S. economy has successfully achieved a soft landing and will expand at a moderate non-inflationary pace 1996. This should enable our portfolio companies to achieve significant profit increases and perhaps some moderate expansion in valuations as long as the general level of interest rates continues on a downward path.

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TCW GALILEO SMALL CAP GROWTH FUND - 1995 RESULTS

     The market rewarded the Fund's holdings of high growth small cap companies with substantially higher valuations in 1995. After what appeared to be unsustainably strong performance through the first half of fiscal year 1995, results were even stronger in the second half. Total return for the period November 1, 1994 through October 31,1995 was 49.9%. This compares to 17.90% for the Russell 2000 and 21.0% for the NASDAQ Industrials.

     Technology stocks, particularly semiconductors, have received much publicity for recording significant appreciation this year. The Fund's above-average results were obviously helped by technology, but we also enjoyed strong performance in business services, leisure, financial services, restaurants, and health care. Although we made a number of changes in the Fund over the last six months, there was very little change in the weightings of broad industry sectors. Industries were we increased the Fund's weightings were business services, computer software and services, and retail. Groups that we reduced were electrical equipment, semiconductors, consumer durables and energy. In view of the strength in technology it is noteworthy that the Fund's weighting in technology remained at approximately 30% of the portfolio. Although we are very positive on the outlook for technology stocks, profit taking offset appreciation and kept the group from becoming a larger proportion of the Fund. Our sector decisions continue to be driven by company specific events.

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TCW GALILEO EARNINGS MOMENTUM FUND - 1995 RESULTS

     The Galileo Earnings Momentum Fund experienced solid gains in the fiscal year ended October 31, 1995. Despite a slow start in the first quarter the Fund gained 19.6%. The combination of slowing economic growth, falling interest rates and strong corporate profit growth pushed the overall stock market to a new all-time high. The rebound of the dollar, together with improved prospects for reducing the budget deficit also contributed to the market's strength. Small capitalization stocks in which the Fund is concentrated tended to underperform the large cap averages.

     Even with the weakness that technology stocks experienced in the final 10 weeks of the fiscal year, this was one of the Fund's best performing industry groups in 1995. Other groups that performed well were pollution control, healthcare and business services. Being underweighted in financials held back the fund's relative performance during the fiscal year. On October 31 the largest industry groups were healthcare, computer software and services, and telecommunications.

     Since the investment strategy of the Galileo Earnings Momentum Fund is bottom up, investment decisions are not based on the outlook for the overall economy or for specific industry groups. However, by focusing on companies that are expected by the Fund manager to have improving fundamentals and accelerating earnings, the Fund tends to be underweighted in industries that will be negatively impacted by changing economic conditions.

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TCW GALILEO ASIA PACIFIC EQUITY FUND - 1995 RESULTS

     The total return earned by the Fund the period ended October 31, 1995 was negative 10.98%. This compares to a negative 9.28% return by the MSCI Combined Far East Free ex-Japan Index for the same period.

     The Fund's slight underperformance relative to the MSCI Combined Far East Free ex-Japan index is primarily attributable to a restructuring of the portfolio in order to focus on more defensive blue chip names, with strong cash flows and sustainable earnings growth while moving away from asset based companies. During the restructuring process, which took place over the first quarter of 1995, the Fund's performance slipped relative to the benchmark. The success of the restructuring has since been demonstrated by the Fund's ability to nearly close the performance gap and we anticipate that the current portfolio structure will allow the Fund to outperform the benchmark in the coming year.

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TCW GALILEO EMERGING MARKETS FUND - 1995 RESULTS

     The total return earned by the Fund during the fiscal year ended October 31, 1995 was negative 26.11%. This compares to a negative 23.50% return by the International Finance Corporation (IFC) Composite Investable Index for the same period.

     The Fund's slight underperformance relative to its benchmark is primarily attributable to the portfolio's underweighting in South Africa. South Africa, which outperformed most emerging markets during the twelve month period, was added to the IFC Composite Index earlier this year at a near 24% weighting. Given the South Africa market's relatively low liquidity, investment managers (including TCW) were precluded from building up exposure to anywhere near a neutral weighting of 24% to 25%. Furthermore, the Fund has been overweight in the Latin America markets as we anticipate looser monetary conditions in 1996.

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TCW GALILEO LATIN AMERICA EQUITY FUND - 1995 RESULTS

     The total return earned by the Fund during the fiscal year ended October 31, 1995 was -40.95%. This compares to a -37.40% return by the International Finance Corporation (IFC) Latin America Investable Index for the same period.

     The Fund's slight underperformance relative to the IFC index is primarily attributable to the Fund's defensive cash position in early calendar year 1995. Because the Fund is open-ended, a large cash position was held in late February and March 1995 in the aftermath of the Mexican peso devaluation. When Latin American stock markets rebounded sharply in the beginning of the second quarter, the Fund's performance was hampered while the cash position was being reinvested.

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                      INVESTMENT OBJECTIVES AND POLICIES

     This Prospectus describes the following Funds offered by the Company: one money market fund -- TCW Galileo Money Market Fund ("Money Market"); four fixed income funds --TCW Galileo High Yield Bond Fund, TCW Galileo High Grade Fixed Income Fund, TCW Galileo Long-Term Mortgage Backed Securities Fund and TCW Galileo Mortgage Backed Securities Fund (collectively, the "Bond Funds"); three equity funds -- TCW Galileo Core Equity Fund, TCW Galileo Small Cap Growth Fund and TCW Earnings Momentum Fund; and three international equity funds -- TCW Galileo Asia Pacific Equity Fund, TCW Galileo Emerging Markets Fund and TCW Galileo Latin America Equity Fund (together, the "Equity Funds"). Each of the Bond Funds and Money Market is a diversified portfolio, while each of the Equity Funds is non-diversified.

     Additional information about investment strategies that one or more of the Funds may employ and investment policies mentioned below appear in the Appendix to this Prospectus and in the Statement of Additional Information. A description of the rating systems of Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") is also contained in the Statement of Additional Information.

     The investment objective of each Fund is a fundamental policy. Fundamental policies of a Fund may not be changed without the approval of a majority of the outstanding shares of that Fund. Any investment involves risk, and there can be no assurance that a Fund will achieve its investment objective. The Funds' investment strategies, unless otherwise specified, are not fundamental policies and may be changed without shareholder approval. Shareholders will be notified of any change in such strategies as required by law. Fundamental policies with respect to the Funds are described under this caption "Investment Objectives and Policies" and in the Statement of Additional Information. For purposes of the investment percentage limitations set forth in the following pages: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

TCW GALILEO MONEY MARKET FUND

     TCW Galileo Money Market Fund seeks current income, preservation of capital and liquidity through investment in short-term money market securities. While there can be no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described below. The investment objective and policies of the Fund and the limitations described below can be changed only by action of the shareholders.

     The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in a diversified portfolio of money market instruments with remaining maturities of one year or less or whose implied maturities are one year or less. Certain variable rate and floating rate instruments are deemed to have an implied maturity equal to the period remaining until the next adjustment of the interest rate. See "Investment Restrictions" in the Statement of Additional Information. The average maturity of the Fund's investments on a dollar-weighted basis will be 90 days or less. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations.

     The principal types of instruments in which the Fund may invest are: (a) securities issued or guaranteed as to principal and interest by the United States Government or by its agencies or instrumentalities; (b) certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by the 50 largest bank holding companies in the United States, in terms of total assets, and their subsidiaries; (c) United States dollar denominated obligations ("Eurodollar obligations") of the 50 largest United States bank holding companies, in terms of total assets, their subsidiaries and their London branches or of the International Bank for Reconstruction and Development (also known as the World Bank); (d) commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, United States corporations rated A-1 by S&P, Prime-1 by Moody's or if not rated, issued by companies which have an outstanding debt issue which will be determined by the Adviser to be of comparable quality under procedures established by the Board of Directors. In general, the Fund will determine the credit quality of such companies based on information provided by the Adviser, which information will include ratings given to outstanding securities of such companies by recognized rating agencies. These ratings are described in Appendix A to this Prospectus --Description of S&P and Moody's Ratings; and (e) repurchase agreements collateralized by securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

TCW GALILEO HIGH GRADE FIXED INCOME FUND

     TCW Galileo High Grade Fixed Income Fund seeks to provide above-average total return from capital appreciation and income through investment principally in high credit quality fixed income instruments, including U.S. government bonds, corporate bonds, mortgage-backed securities and asset-backed securities. The Fund invests in high quality securities and applies a controlled risk approach to the management of those securities. It is a fundamental policy of the Fund to invest at least 65% of its total assets in fixed income securities rated A or higher by Moody's and S&P.

     Fixed income securities appropriate for the Fund may include obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. Government Securities"), bonds, notes, mortgages, debentures, equipment trust certificates, participation certificates, non-convertible preferred stock, mortgage-backed securities, asset-backed debt securities, dollar and non-dollar-denominated instruments issued by foreign governments and corporate and other high-grade securities bearing fixed or variable stated rates. The Fund is not limited as to the maturities of the debt securities in which it invests. The Fund anticipates that the majority of the securities it purchases will have remaining lives to stated maturity of 0 to 30 years. The average maturity is likely to vary from time to time. Securities in the Fund's portfolio are typically high grade securities (securities rated A or better by Moody's or S&P) that will generate less income than securities rated below A; high grade securities, however, generally have less credit risk and are more readily marketable than securities rated below A.

     The controlled risk approach involves techniques intended to control the principal risk components of the fixed income markets. These components include fluctuations in the overall level of interest rates, the shape of the yield curve, relative performance of the various market sectors, and security selection within a given sector. However, there can be no assurance that this approach will be successful.

     The Fund attempts to monitor exposure to changes in the overall level of interest rates using a statistic called "duration," which measures approximately the volatility of a bond's price for a given change in interest rates. The duration of a bond is the present-value-weighted average time to receipt of all of the bond's cash-flows, including both coupons and principal. The Fund seeks to control the risks associated with changes in interest rates by managing the difference in the weighted average duration of all of the portfolio securities in the Fund compared to the market's duration.

     The Fund attempts to monitor the risk related to the variability in the movement of rates at various points along the yield curve (which can be thought of as the relationship between short-term and long-term interest rates at any given point in time) by forecasting movements between long-term and short-term interest rates using a number of proprietary indicators. The Fund seeks to control the risk associated with changes in the shape of the market's yield curve by structuring the maturity schedule for the Fund's portfolio securities based on the Adviser's prediction of changes in the market's yield curve based on the Adviser's review of macroeconomic factors.

     The three major sectors of the U.S. taxable bond market -- U.S. Government Securities, corporate bonds and mortgage-backed securities -- often react differently to changes in the level of interest rates. The Adviser uses spread analyses on a historical basis and a sector basis in conjunction with macroeconomic research to identify opportunities and trends in the area of sector selection. The Adviser partitions each of the three sectors into sub-sectors, and bonds of similar durations in each sub-sector will be monitored and analyzed for value. The Fund begins individual security selection once duration, variance and sector parameters are established. The Fund's investment approach emphasizes liquidity and value relative to other securities. Control of security selection will be achieved using both credit analysis (based on internal and external sources) and a review of redemption and call features.

     The Fund may invest up to 20% of its total assets in securities rated below A by Moody's and S&P, but will hold no more than 5% of its total assets in securities rated below investment grade. Within this 5% limit, the Fund may invest in unrated securities if the Adviser makes an independent judgment that the credit characteristics of the issuers of such securities and/or the protection afforded by the terms of the securities limit the risk to the Fund to a level comparable to that of rated securities in which the Fund may invest. For purposes of this limitation, U.S. Government Securities are not considered to be unrated securities. The Adviser will dispose of a portfolio security if all ratings assigned to that security drop below investment grade ratings and the Adviser determines that the credit characteristics of the security no longer qualify it for treatment as investment grade. These dispositions will be made in a manner intended to minimize disruptions in the Fund's portfolio. Securities rated below investment grade are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

     The Fund may also invest up to 20% of its total assets in securities issued by foreign governments which are investment grade-rated or equivalent and which are denominated in foreign currencies. In conjunction with making these investments, the Fund may attempt to hedge the currency risk of such securities by purchasing foreign currency futures contracts (and options on such contracts) and foreign currency forward contacts with respect to such foreign currencies. To mitigate the effects of foreign currency exchange rate fluctuations on the Fund's portfolio, the Fund will also limit its investment in securities denominated in any single foreign currency to not more than 5% of its total assets.

     The Fund may enter into repurchase agreements and purchase and sell securities on a when issued, forward commitment or when, as and if issued basis. The Fund may also engage in interest rate hedging transactions by investing in or writing options on U.S. Government Securities and, subject to certain limitations, entering into interest rate futures contracts and options on such contracts. The Fund may invest in collateralized mortgage obligations ("CMOs"). The Fund may also invest in stripped mortgage securities (including interest-only securities) which are highly sensitive to changes in interest and prepayment rates and exhibit great price volatility than other CMOs. The Fund also may enter into reverse repurchase agreements for temporary borrowing purposes and may borrow money through the use of mortgage dollar rolls as part of its investment strategy. See "Risk Considerations - Reverse Repurchase Agreements and Mortgage Dollar Rolls" and "Risk Considerations - Risk Associated with Mortgage Backed Securities". See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices and types of securities.

TCW GALILEO HIGH YIELD BOND FUND

     TCW Galileo High Yield Bond Fund seeks to provide high current income consistent with reasonable risk through investment in a professionally managed, diversified portfolio consisting principally of high yield bonds, commonly known as "junk" bonds, and other high yield fixed income securities. Such securities are regarded by the rating agencies as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. See "Risk Considerations - Risks Associated With Lower Rated Securities."

     Under normal market conditions and as a fundamental policy, the Fund invests at least 65% of its total assets in high yield bonds, but emphasizes investments in securities which the Adviser considers to be at the lower-risk end of the high yield bond spectrum. These represent securities issued by companies considered by the Adviser to have stable to improving business prospects. The more volatile parts of the high yield market, such as zero coupon bonds and payment-in-kind securities, will be underweighted in relation to the market averages. The Fund will not invest in securities of bankrupt companies, except that the Fund may increase its holdings of certain portfolio securities after the issuer of the securities declares bankruptcy or defaults on a security. If a company is emerging from bankruptcy, the Fund may purchase the company's securities on a "when, as and if" issued basis, which means that the Fund will only hold the securities if the company does indeed come out of bankruptcy. See the Appendix to this Prospectus for the composition of the Fund's portfolio by rating category as of January 31, 1996. The Fund expects to purchase investments in "emerging credit" companies. These are companies considered by the Adviser to be in the growth stage of development and to have reasonable prospects for improved operating results and debt ratings. Such issuers generally have shorter operating histories and lower revenues and entail greater risk than issuers of investment grade securities. Investments are also made in securities of selected companies that have undergone leveraged buyouts or recapitalizations.

     Fixed income securities appropriate for the Fund may include both convertible and nonconvertible debt securities and convertible and non-convertible preferred stocks. The Fund will not purchase common stocks or warrants or options to acquire common stocks, except when attached to or included in a unit with fixed income securities which otherwise would be attractive to the Fund, or upon conversion of a convertible security or exercise of a warrant or option. Common stock retained by the Fund upon any such conversion or exercise may be retained in the Fund's portfolio to permit orderly disposition.

     The Fund's approach emphasizes consistent and high current income rather than the possibly greater but more uncertain profits which could be earned through short-term trading or through attempting to anticipate events such as the rescue of ailing or bankrupt companies. The Fund attempts to reduce the risks involved in investment in lower rated securities through diversification of the portfolio and by analysis of each issuer, of each issuer's ability to make timely payments of principal and interest, and of broad economic trends and corporate developments.

     Representatives of the Adviser, or of the Adviser's affiliates, may serve on the board of directors of the companies whose securities are held by the Fund or on creditors' committees with respect to certain investments made by the Fund. While participation by representatives of the Adviser on certain boards may enhance the Fund's ability to manage its investments, it may also have the effect of impairing the ability of the Fund to sell the related securities when, and upon the terms, it might otherwise desire. Similarly, a member of a creditors' committee may owe certain obligations generally to all creditors similarly situated that the committee represents and may be subject to various trading or confidentiality restrictions. The Adviser will attempt to balance the advantages and disadvantages of service on boards and creditors' committees when deciding whether and how to exercise its voting or contractual rights, but changes in circumstances could produce adverse consequences in particular situations.

     The higher yields sought by the Fund are generally obtainable from investing in securities rated below investment grade by recognized rating services. The Fund invests principally in fixed income securities rated Ba1 or lower by Moody's or BB+ or lower by S&P, but may purchase securities rated as low as Caa by Moody's or CCC by S&P. As a matter of operating policy, the Fund does not purchase securities rated both below B3 by Moody's and below B-by S&P. The Fund is not limited as to the maturities of the debt securities in which it invests. Although many high yield, lower rated securities have been issued with maturities of approximately 10 to 15 years, the maturities of securities purchased by the Fund may be more or less than that at the time of purchase. The Fund anticipates that the majority of the securities it purchases will have remaining lives to stated maturity of 3 to 10 years. The average maturity is likely to vary from time to time.

     The Fund may invest in unrated securities if it concludes that the credit characteristics of the issuers of such securities and/or the protection afforded by the terms of the securities limit the risk to the Fund to a level comparable to that of rated securities in which the Fund may invest. In addition, the Fund may enter into forward commitments, futures contracts and options on futures contracts and purchase and sell securities on a when issued or a when, as and if issued basis as set forth above. It also may purchase securities issued or guaranteed by Canadian companies, provided that the principal of and interest on such securities is payable in United States dollars. See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices and types of securities.

TCW GALILEO LONG-TERM MORTGAGE BACKED SECURITIES FUND AND TCW GALILEO MORTGAGE BACKED SECURITIES FUND


     The TCW Galileo Long-Term Mortgage Backed Securities Fund seeks current income and capital appreciation by investing in a portfolio that may include the full range of maturities and types of mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or its sponsored corporations (collectively, the "Federal Agencies"), and in privately issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P. The TCW Galileo Mortgage Backed Securities Fund seeks current income and capital appreciation by investing in a portfolio consisting of relatively short-term mortgage-backed securities guaranteed by, or secured by collateral that is guaranteed by, Federal Agencies, and in private issued mortgage-backed securities rated Aa or higher by Moody's or AA or higher by S&P. The primary distinction between the two Funds is the weighted-average life of their portfolios. The Adviser, under normal market conditions, seeks to construct a portfolio with a weighted-average duration with respect to fixed rate obligations and a weighted average reset frequency with respect to floating rate obligations of no more than eight years for Long-Term Mortgage Backed Securities and no more than two years for Mortgage Backed Securities. Weighted average duration is the average duration of the fixed rate securities in the portfolio weighted by market value. Duration measures a security's price sensitivity to instantaneous changes in interest rates and is measured in years. A one year duration generally means a security's price will increase (decrease) one percent for every one percent decrease (increase) in interest rates. Prices for non-U.S. Treasury securities will also be affected by other factors including, but not limited to, changes in credit quality, supply and demand, prepayments and yield curve fluctuations. Weighted average reset frequency is the average time to the next coupon reset date of the floating rate securities in the portfolio weighted by market value. It is a fundamental policy of Mortgage Backed Securities to invest at least 65% of its assets in mortgage-backed securities guaranteed by, or secured by collateral which is guaranteed by, Federal Agencies. With respect to Long-Term Mortgage Backed Securities, it is a fundamental policy of the Fund to invest at least 65% of its assets in mortgage-backed securities which are guaranteed by, or secured by collateral which is guaranteed by, Federal Agencies and which have a dollar weighted average life of ten years or more. Federal Agencies typically will include, but are not limited to, the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). Due to prepayments of mortgage-backed securities, the average life of a mortgage-backed security may be shorter than its maturity. Under normal market conditions, the longer weighted average life of the Long-Term Mortgage Backed Securities portfolio will cause its yield to be higher and its net asset value to be less stable and more volatile than that of Mortgage Backed Securities.

     Mortgage-backed securities include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (b) collateralized mortgage obligations ("CMOs"), including real estate mortgage investment conduits, issued by United States or foreign private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by United States or foreign private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. See "Risk Considerations -CMOs" at page 56 for a discussion of the risks associated with investing in CMOs.

     Each Fund may invest in both fixed rate and adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMs will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds index ("COFI"). Fixed rate investments may be of varying maturities. At different times during the interest rate cycle, the Funds may emphasize investments in floating rate or fixed rate securities or may diversify in investments which reset off of each of the indices or focus investments in securities which reset off of one index.

     Part of each Fund's investment strategy involves the purchase of inverse floaters which are considered to be a derivative instrument. Inverse floaters constitute a class of CMOs with a coupon rate that moves opposite to that of a designated index, such as LIBOR or COFI. Any rise in the index rate causes a decline in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of the inverse floater. Inverse floaters exhibit greater price volatility than other mortgage-backed securities. See the Appendix to this Prospectus for a greater discussion of inverse floaters and "Risk Considerations - Inverse Floaters" in this Prospectus.

     Each Fund may invest in other securities, including mortgage-backed securities which are not guaranteed, or secured by collateral which is not guaranteed, by Federal Agencies. In addition, each Fund may invest in mortgage dollar rolls, asset-backed securities and debt securities rated Aa or higher by Moody's or AA or higher by S&P, measured at time of purchase or initial investment, or which have received a similar rating by any other nationally recognized rating system. See "Risk Considerations - Reverse Repurchase Agreements and Mortgage Dollar Rolls." Each Fund also may invest in stripped mortgage securities (including interest-only securities), enter into repurchase agreements and purchase and sell securities on a when issued, forward commitment or a when, as and if issued basis. Each Fund also may enter into reverse repurchase agreements for temporary borrowing purposes and may borrow money through the use of mortgage dollar rolls as part of its investment strategy. See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices and types of securities.

     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither event will require a sale of such security by a Fund. However, the Adviser will consider such event in its determination of whether a Fund should continue to hold such security.

TCW GALILEO CORE EQUITY FUND

     TCW Galileo Core Equity Fund seeks preservation of capital and the best possible return, consistent with a reasonable level of risk. Capital appreciation takes precedence over current income, and the focus is on long-term results rather than short-term trading. The Fund strives to accomplish its investment objectives while at the same time managing risks through the selection of a diversified list of common stocks. The Fund is managed in a focused fashion, typically with 30-50 individual securities in the portfolio at any point in time. Most of these stocks will generally be highly liquid and issued by companies with at least $1 billion of market capitalization. The Fund expects to hold most of its securities over a one to two year period or longer. Except for investments made for temporary defensive purposes, it is a fundamental policy of the Fund to invest at least 65% of its total assets in common stock or common stock surrogates, such as convertible preferred stock or convertible debentures, of large capitalization companies. Under normal circumstances, it is expected that the Fund will be fully invested in common stock or common stock surrogates.

     In implementing its investment policy, the Fund may purchase and sell convertible securities, including Eurodollar convertible securities and equity securities of foreign companies. See "Risk Considerations - Foreign Securities." The Fund expects foreign securities to comprise less than 25% of its total assets, except under unusual circumstances. In addition, the Fund may invest in "Depositary Instruments," defined as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and similar types of securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. GDRs are typically issued by a foreign bank or trust company which evidence ownership of the underlying foreign securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs and GDRs in bearer form, are designed for use in European and other foreign securities markets, respectively. Other investment practices that may be used by the Fund include entering into foreign currency transactions, investing in futures contracts, options on futures contracts and nonconvertible preferred stock, purchasing and writing call and put options, and purchasing and selling securities on a when issued, forward commitment or a when, as and if issued basis. See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices and types of securities.

TCW GALILEO SMALL CAP GROWTH FUND

     The investment objective of TCW Galileo Small Cap Growth Fund is to seek capital appreciation through investment primarily in publicly-traded equity securities of smaller capitalization companies, including common and preferred stocks. The Fund may also invest in fixed income securities (including convertible securities), warrants and foreign securities. Other investment practices that may be used by the Fund include writing covered put and call options, purchasing put and call options and purchasing and selling securities on a when issued, forward commitment or a when, as and if issued basis.

     Under normal circumstances the Fund will invest at least 75% of its total assets in common stocks and securities convertible into common stock of companies with market capitalizations at the time of acquisition (calculated by multiplying the number of outstanding shares of a company by the current market price) of less than $1 billion. With regard to minimum capitalization, generally no more than 35% of the Fund's total assets will be invested in securities of companies with market capitalization of less than $200 million determined as of the time of acquisition of such securities. Investing in lesser-known, smaller capitalization companies may involve greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. With regard to larger capitalization companies, under ordinary circumstances the Fund may invest up to 25% of its total assets in equity securities of companies with a market capitalization of more than $1 billion at the time of purchase as long as investments are consistent with the Fund's objective of capital appreciation.

     The Fund's investments in securities of foreign companies will be limited to no more than 25% of the value of its total assets at the time of purchase (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or ADRs, on which there is no such limit). In addition, the Fund's investments in unlisted foreign securities which are not readily tradable are also subject to the Fund's overall policy limiting its investments in illiquid securities to 15% or less of its net assets. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changes in circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies held by the Fund. See "Risk Considerations - Foreign Securities" at page 50.

     The Fund may also invest in convertible and fixed income securities which are rated below investment grade. In doing so, the Adviser will take into account certain special considerations in assessing the risks associated with such investments. Such lower rated convertible and fixed income securities are commonly known as "junk" bonds. The prices of lower rated securities have been found to be more sensitive to changes in prevailing interest rates than higher rated investments, and are likely to be more sensitive to adverse economic changes or individual corporate developments. See page 53 of this Prospectus for a greater discussion of the risks associated with lower rated securities and the Appendix to the Prospectus for a discussion of ratings of fixed income securities.

     The Adviser invests the Fund's assets by pursuing its small cap growth investment philosophy. That philosophy consists of fundamental company-by-company analysis used in conjunction with technical and quantitative market analysis to screen potential investments and to continuously monitor securities in the Fund's portfolio. Under normal circumstances it its expected that the Fund's portfolio will contain securities of approximately 75 separate issuers. Dividend income is not a consideration in the selection of stocks for purchase by the Fund.

TCW GALILEO EARNINGS MOMENTUM FUND

     TCW Galileo Earnings Momentum Fund seeks capital appreciation and total return by investing in the publicly traded equity securities of companies experiencing or, in the opinion of the Adviser, expected to experience accelerating earnings growth. The Fund strives to attain its objective by investing primarily in common stocks but may also invest in convertible securities, warrants, options and foreign securities. Under normal circumstances the Fund will not invest more than 15% of its net assets in convertible securities and will not invest more than 5% of its net assets, at anytime, in warrants valued at the lower of cost or market. The Fund's investments in securities of foreign companies will be limited to no more than 15% of the value of its total assets at the time of purchase. The foreign securities in which the Fund may invest in will usually be ADRs, EDRs, GDRs and similar types of securities convertible into foreign issuers. See page 36 of this Prospectus for a further discussion of these types of securities. Other investment practices that may be used by the Fund include writing covered put and call options and purchasing put and call options.

     The Adviser will employ a "bottom-up" decision making process to identify industries or companies that are experiencing or, in its opinion, expected to experience an acceleration in earnings growth. Earnings acceleration in a company or industry is typically triggered by a change that causes fundamentals to improve. The change could be broad based such as one driven by general economic, political or demographic trends. Alternatively, the change could be industry or company specific, resulting from new products or technology, changing consumer attitudes, competitive advantages, restructuring or changes in the way a company is operated or valued. Because of these diverse factors, earnings acceleration can occur in companies on a wide range of market capitalizations. Earnings acceleration or growth, by itself, does not guarantee that a company's stock will increase in value and there can be no assurance that the Fund will be able to achieve its investment objective.

     In addition, to general money market investments as described below under "Investment Objectives and Policies-General-Money Market Instruments", the Fund may invest for temporary or defensive purposes in non-convertible debt securities, non-convertible preferred stock, debt of foreign governments or other issuers and real estate investment trust shares. Defensive or temporary investment in such securities will be limited to not more than 10% of the Fund's net assets.

     The Earnings Momentum Fund may invest in non-investment grade convertible and non-convertible debt securities. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated securities to be less creditworthy. For a further discussion of the risks associated with lower rated securities, see page 53 of this Prospectus.

TCW GALILEO MID-CAP GROWTH FUND

     TCW Mid-Cap Growth Fund seeks long term growth of capital by investing at least 65% of total assets under normal circumstances in publicly-traded equity securities issued by medium-sized companies whose market capitalizations, at time of acquisition, are in the $300 million to $2 billion range and that, in the opinion of the Adviser, exhibit superior earnings growth prospects and attractive stock market valuations. The equity securities in which Mid-Cap Growth may invest include common and preferred stocks and convertible securities.

     The Adviser intends to follow a "bottom-up" investment philosophy in investing the Fund's assets. The "bottom-up" investment process is characterized by the Adviser's proprietary research process which is to be used in the selection of investments. Quantitative and qualitative criteria will also be used to screen the more than 1,000 medium-sized companies within the $300 million to $2 billion market capital range thereby providing the Adviser with a list of potential investment securities. This list of securities is then subjected to fundamental analysis. The adviser will consider certain criteria which include, among other things, a demonstrated record of consistent earnings growth or the potential to grow earnings; an ability to earn an attractive return on equity; the Adviser's expectation that earnings will exceed Wall Street research analysts earnings estimates (i.e., potential for earnings surprises); a price/earnings ratio which is less than Adviser's internally estimated three-year earnings growth rate; a large and growing market share; a strong balance sheet; significant ownership interest by management and a strong management team. Under normal market conditions, the Fund intends to hold a portfolio containing approximately 40 to 60 issues. Subject to the Fund's investment objective, the Adviser may modify the foregoing criteria and analysis without notice.

     The Fund may invest up to 25% of its total assets, measured at time of acquisition, in foreign securities. The foreign securities in which the Fund may invest in will usually be ADRs, EDRs, GDRs and similar types of securities convertible into foreign issuers. See page 36 of this Prospectus for a further discussion of these types of securities. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investments in illiquid securities to 15% or less of its net assets.

     The Fund may invest up to 35% of its total assets in investment grade fixed-income securities consisting of securities issued or guaranteed by the United States government, its agencies or instrumentalities, corporate debt securities and money market securities. In addition, the Fund may purchase and sell securities on a when issued, forward commitment or a when, as and if issued basis. See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices.

     The Fund may also invest up to 5% of its total assets in non-investment grade convertible and non-convertible debt securities. Debt obligations rated lower than A by Moody's or S&P tend to have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated securities to be less creditworthy. For a further discussion of the risks associated with lower rated securities, see page 53 of this Prospectus.

     In addition, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, subject to applicable regulatory requirements. Any such securities loans will be limited to 10% of the Fund's total assets. See the Appendix to this Prospectus for a further discussion of this investment practice.

     The Fund will not invest in options and futures contracts.

TCW GALILEO ASIA PACIFIC EQUITY FUND

     The investment objective of TCW Galileo Asia Pacific Equity Fund is to seek long-term capital appreciation, by investing primarily in equity securities of companies in the Asia Pacific Region ("Asia Pacific Countries"). In pursuing its investment objective, the Fund may also invest in debt securities. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of Asia Pacific companies, or securities convertible into such equity securities.

     Currently, Asia Pacific Countries having a securities market in which it is feasible for the Fund to invest include Hong Kong, Singapore, Thailand, Malaysia, South Korea, the Philippines, Indonesia, Taiwan, India, Pakistan, Sri Lanka, China, Bangladesh, and Korea. There is no present intention to invest in Japan, Australia and New Zealand. At some point in the future it may also be feasible for the Fund to invest in Vietnam, Laos, Cambodia, Burma, Papua New Guinea, Solomon Islands, Taiwan, and Russia Far East.

     A company will be considered an Asia Pacific company if (i) it is organized in, or its stock is primarily traded in an Asia Pacific country; or (ii) it derives at least 50% of its gross revenues or net profits from goods produced or sold, investments made, or services performed in Asia Pacific Countries or it has at least 50% of its assets situated in Asia Pacific Countries. The Fund's equity securities will consist predominantly of common stocks of Asia Pacific Countries, including forms of equity securities deemed to be the Asia Pacific Country equivalent of U.S. common stocks (such as securities with voting classes, non-voting classes and multiple voting rights classes). To a lesser degree, the portfolio will consist of convertible securities, warrants and preferred stock, of established companies listed on a recognized securities exchange or actively traded in an over-the-counter market. Such securities may be in the form of ADRs, EDRs, GDRs or other depository instruments. In addition, the Fund may acquire the equity securities of wholly-owned subsidiaries in order to facilitate investing in the securities of foreign issuers.

     The Fund's assets will be allocated among the Asia Pacific Countries in accordance with the Adviser's judgment as to where the best investment opportunities exist. However, except when the Fund has adopted a defensive position, it will generally vary investments on a geographic basis by investing its assets among at least three Asia Pacific Countries. For defensive purposes, such as during times of international political or economic uncertainty, most or all of the Fund's investments may be in securities issued or guaranteed by the United States Government or its agencies or instrumentalities or in cash or short-term obligations including, but not limited to: bankers' acceptances, commercial paper, repurchase agreements and other money market instruments.

     The Adviser will employ a "top-down" investment selection strategy. This strategy starts with an examination of the key macroeconomic variables of the major Asia Pacific Countries, including GDP growth, money supply growth, inflation, interest rates, trade account position and the business cycle, in order to rate the countries according to the investment potential. These variables are then considered in conjunction with certain stock market variables, such as earnings growth potential, dividend yield and price earnings ratios for each relevant country. After adjusting for total market capitalization, an appropriate weighting for each country is determined. A determination of sector weighting in each relevant country is the second stage in this "top-down" investment process. This determination will be made using a matrix which divides the markets into economic and industrial sectors, with the Adviser determining the appropriate weightings for each sector. Finally, individual companies within particular sectors will be chosen for investment by the Fund.

     The Adviser will consider factors such as price/earnings ratios, rates or earnings growth, quality of earnings, dividend payout/ratios, quality of management, new products and/or new markets, cash flows. and balance sheet strength in its evaluation of individual companies. Often this information is supplemented by company visits. In addition to yielding information about particular companies, such visits will allow the Adviser to assess the investment climate of particular countries. An additional key aspect of this strategy will be an analysis of political, social and cultural factors in each individual Asia Pacific Country. This type of assessment will be used to supplement the decision-making process at all levels of the "top-down" investment strategy, including determination of country weightings, sector weightings, and stock selection.

     Where the Fund desires but is unable to effect direct purchases of securities in certain industries or in certain Asia Pacific Countries because such investments are not permitted or because required authorizations from such countries' governments have not been sought or granted, the Fund may (subject to certain limits that may be imposed by the Investment Company Act of 1940 (the "1940 Act")) invest in the equity securities of U.S. or foreign investment companies that invest all or substantially all of their assets in securities in such industries or in such country. The advisory fees payable with respect to investment in investment companies will be an expense of the Fund in addition to the fees paid to the Adviser. In addition, the Fund anticipates that, to the extent it invests in debt securities, the debt securities it purchases are likely to be unrated or to be rated below investment grade. See "Risk Considerations - Risks Associated With Lower Rated Securities."

     In connection with making its investments in Asia Pacific countries, the Fund may attempt to hedge the currency risk of such securities by purchasing foreign currency futures contracts (and options on such contracts) and foreign currency forward contracts with respect to such foreign currencies.

TCW GALILEO EMERGING MARKETS FUND

     The investment objective of TCW Galileo Emerging Markets Fund is to seek long-term capital appreciation by investing primarily in the publicly-traded equity securities of companies in emerging market countries around the world ("Emerging Market Countries"). An Emerging Market Country means a country considered by the Adviser to have a developing economy or market and considered an emerging or developing country by the International Bank of Reconstruction and Development (the "World Bank"), as well as Hong Kong and Singapore. See "Risk Considerations - Foreign Securities" and the Appendix to the Prospectus.

     The Fund's investment objective is based on the Adviser's belief that many Emerging Market Countries will experience higher levels of domestic growth than developed countries and that the securities markets of the Emerging Market Countries offer the potential for higher returns than those of developed country markets. There can be no assurance, however, that the Fund's objective will be achieved.

     The Emerging Market Countries that currently have a securities market in which it is feasible for the Fund to invest consist primarily of (a) the Latin American countries of Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela, (b) the East Asian Countries of Korea, the Philippines, Taiwan and China, (c) the South Asian Countries of Hong Kong, India, Indonesia, Malaysia, Pakistan, Singapore, Sri Lanka and Thailand, and (d) the following countries of Europe, the Mideast and Africa: the Czech Republic, Greece, Hungary, Israel, Jordan, Morroco, Nigeria, Poland, Portugal, South Africa, Turkey and Zimbabwe. As the markets for securities in other countries develop, the Adviser may determine that it is feasible for the Fund to invest in securities traded in such other countries. A company will normally be considered an Emerging Market Company if (i) it is organized in, or its stock is primarily traded in an Emerging Market country or (ii) it derives at least 50% of its gross revenues or net profits from goods produced or sold, investments made, or services performed in Emerging Market Countries or it has at least 50% of its assets situated in an Emerging Market Countries.

     The Fund's assets will be allocated among the Emerging Market Countries in accordance with the Adviser's judgment as to where the best investment opportunities exist. However, except when the Fund has adopted a defensive position, it will generally diversify investments on a geographic basis by investing its assets among at least five Emerging Market Countries. For defensive purposes, such as during times of international political or economic uncertainty, most or all of the Fund's investments may be in securities issued or guaranteed by the United States Government or its agencies or instrumentalities or in cash or short-term obligations including, but not limited to: bankers' acceptances, commercial paper, repurchase agreements and other money market instruments.

     Under normal market conditions, the Fund will invest at least 65% of its total assets in Emerging Market Company equity-related securities. The Fund may invest up to 35% of its total assets in debt securities of governmental and corporate issuers in the Emerging Market Countries. These instruments may be denominated in U.S. dollars or local currencies, and may include bonds, notes and debentures of any maturity. The Fund anticipates that most of the debt securities it purchases will be unrated or will be rated below investment grade. See "Risk Considerations - Risks Associated With Lower Rated Securities." New forms of investments, and investment techniques, are likely to be developed in the Emerging Market Countries in the future. The Fund may take advantage of any such developments to the extent consistent with the Fund's investment objective and restrictions.

     The Fund's equity-related investments will consist predominantly of common stocks (or common stock equivalents in Emerging Market Countries). The issuers of such securities will be primarily companies listed on a recognized securities exchange or actively traded on an over-the-counter market. To a lesser extent, the Fund may invest in preferred stock (which may be the only equity securities available in some countries) and in securities that may be converted into or exchanged for common stock. Such securities may be in the form of ADRs, EDRs, GDRs or other depository instruments. Convertible securities entitle the holder to convert them into another security at a specified price or formula. Convertible securities may be in the form of bonds, debentures, notes, preferred stock or similar instruments. Warrants give the holder the right to acquire the underlying securities from the issuer or specified terms. The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions. In addition, the Fund may acquire the equity securities of wholly-owned subsidiaries in order to facilitate investing in the securities of foreign issuers.

     In allocating investments among Emerging Market Countries, the Adviser attempts to integrate an assessment of how the global environment affects a particular country, with an analysis of internal political, market and economic factors. Among the country economic variables examined are: level of economic activity or GDP growth, level and direction of local inflation, level and direction of interest rates, monetary policy and money supply growth, current account balances and financing requirements, and the pace and degree of privatization. Based on these analyses, the Adviser estimates the overall earnings growth rate (in local currency and in U.S. dollars) of the corporate sector within each country. Market valuation levels are examined and compared with historical levels and the levels of other Emerging Market Countries that have gone through similar stages of economic development. These analyses and estimates form the basis for a calculation of the expected return for each market, which is a key element of country allocation. The next step in the investment decision process is industry analysis within sectors, which includes assessing the effects of such developments as privatization programs, infrastructure investments, consumer trends and government regulation on particular industry sectors. The Adviser attempts to identify the sectors that would benefit from structural changes. The Adviser also considers the possible impact of short-term cyclical factors, such as business and political cycles, on particular industries. These analyses produce industry weightings for each market.

     In selecting Emerging Market Companies for investment, the Adviser takes into account a variety of factors, including price/earnings ratio, earnings growth, quality of management, availability of new products and markets, current and historical stock prices, sales growth and country factors affecting particular companies. Occasionally, the Adviser will identify and invest in an attractive company or sector within an Emerging Market Country, even though that country's expected overall return is undesirable.

     Where the Fund desires but is unable to effect direct investments in certain industries or in one or more Emerging Market Countries because such investments are not permitted or because required government authorizations have not been sought or granted, the Fund may invest in the equity securities of U.S. or foreign investment companies that invest all or substantially all of their assets in such industries or in one or more such countries. The advisory fees payable with respect to investment in investment companies will be an expense of the Fund in addition to the fees paid to the Adviser.

     In connection with making its investments in Emerging Markets countries, the Fund may attempt to hedge the currency risk of such securities by purchasing foreign currency futures contracts (and options on such contracts) and foreign currency forward contracts with respect to such foreign currencies.

TCW GALILEO LATIN AMERICA EQUITY FUND

     TCW Galileo Latin America Equity Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing under normal circumstances and as a fundamental policy at least 65% of its total assets in Latin American equity securities (as described below). The Fund may also invest up to 35% of its total assets in Latin American debt and convertible securities, provided that this limit does not apply to money market investments used for defensive or temporary purposes. Normally, the Fund does not expect to have more than 10% of its total assets invested in non-money market debt securities. See the Statement of Additional Information-- "Risk Considerations - Emerging Markets and Latin American Equity - Risks Associated with Latin American Securities."

     The Fund's assets will be allocated among the countries in Latin America in accordance with the Adviser's judgment as to where the best investment opportunities exist. Currently, except when the Fund has adopted a defensive position, it will invest its assets among at least three Latin American countries at all times. For defensive purposes, such as during times of international political or economic uncertainty, most or all of the Fund's investments may be in securities issued or guaranteed by the United States Government or its agencies or instrumentalities or in cash or short-term obligations including, but not limited to: bankers' acceptances, commercial paper, repurchase agreements and other money market instruments.

     For purposes of this Prospectus, unless otherwise indicated, the Fund defines Latin America to consist of the following countries: Argentina, the Bahamas, Barbados, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, French Guiana, Guatemala, Guyana, Haiti, Honduras, Jamaica, Mexico, the Netherlands Antilles, Nicaragua, Panama, Paraguay, Peru, Suriname, Trinidad and Tobago, Uruguay and Venezuela.

     In selecting countries in which to invest, the Adviser considers economic and political conditions and trends, foreign exchange inflows, debt-service ratios, investment and repatriation restrictions, exchange rate fluctuations, inflation rates, tax considerations, the degree of development in a country's capital markets and other factors. Certain Latin American countries require governmental approval prior to direct equity investments by foreign persons such as the Fund. If considered likely to help the Fund in achieving its investment objective, the Fund may seek authorization to effect direct equity investments in such countries from their respective governments.

     The Fund defines Latin American securities to be (a) debt or equity securities of companies organized in a country in Latin America or for which the principal trading market (the exchange or over-the-counter market in which the largest portion of the shares of the company's securities are traded) is located in Latin America, (b) debt securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, or the central bank of such country, (c) debt securities denominated in a Latin American currency issued by companies to finance operations in Latin America, (d) securities of companies that derive at least 50% of their gross revenues or net profits from either goods produced or services performed in Latin America or sales made in Latin America, and (e) equity securities in the form of Depositary Instruments listed on securities exchanges or traded in other regulated markets in the United States issued by companies which meet the requirements set forth in clauses (a) and (d). Where the Fund desires but is unable to effect direct investments in certain industries or in a certain Latin American country because such investments are not permitted or because required authorization from such country's government has not been sought or granted, the Fund may, subject to applicable legal limits, invest in the equity securities of U.S. or foreign investment companies that invest all or substantially all of their assets in Latin American securities in such industries or in such country. To the extent these investments meet any of the requirements set forth in clauses (a), (d) or
(e) above, the Fund may use them for purposes of complying with the Fund's fundamental investment policy. In addition, the Fund may acquire the equity securities of wholly-owned subsidiaries in order to facilitate investing in the securities of Latin America issuers.

     Latin American equity securities in which the Fund invests consist predominantly of common stock and preferred stock of established companies listed on a recognized securities exchange or traded in other regulated markets, although the Fund may also invest in convertible securities (subject to the 35% limit on debt and convertible investments described above) and warrants. The Fund may invest in debt securities of Latin American governmental and corporate issuers. They may be denominated in U.S. dollars, a Latin American currency or, in the case of some corporate debt, other currencies. The Fund may also invest in convertible securities (including debt securities, preferred stock or other instruments). There is no limitation other than the overall 35% limitation described above on the percentage of the Fund's assets which may be invested in convertible securities and debt securities, including debt and convertible securities that are below investment grade. Normally, however, the Fund does not expect that more than 10% of its total assets would be invested in Latin American debt securities. The Fund anticipates that most of the debt securities it purchases will be unrated or will be rated below investment grade. See "Risk Considerations -Risks Associated With Lower Rated Securities." In selecting equity and convertible debt securities, industries and companies for investment, the Adviser considers market valuation, liquidity, market capitalization, a company's existing and expected future financial position, relative competitive position in the domestic and export markets, technology, recent developments and profitability, together with overall growth prospects. Other considerations include management expertise, government regulation and costs of labor and raw materials.

     In addition to general money market investments as described below under "Investment Objectives and Policies - General - Money Market Instruments," the Fund may invest for temporary or defensive purposes in Latin American money market instruments, including short-term Latin American government obligations and repurchase agreements with maturities of seven calendar days or less and collateralized by Latin American government obligations. Defensive or temporary investments in money market instruments are not subject to the 35% general limit on debt and convertible securities.

     Some Latin American securities held by the Fund may be denominated in, payable in, or exchangeable for, the currencies of Latin American countries or other currencies. The Fund may attempt to hedge the currency risk of portfolio securities denominated in a foreign currency by purchasing foreign currency futures contracts (and options on such contracts) and foreign currency forward contracts with respect to such foreign currency. The Fund may engage in hedging transactions through the purchase and sale of securities on a when issued, forward commitment or a when, as and if issued basis and may enter into reverse repurchase agreements for temporary borrowing purposes. It may also purchase and write call and put options and lend its portfolio securities to brokers, dealers and financial institutions. In addition, the Fund may invest in other investment companies, including closed end investment companies commonly known as country funds, when the Adviser believes that such investments are the sole, or the most practical, means of investing in certain Latin American securities markets or in certain industries within those markets. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management and advisory fees and other expenses. See the Appendix to this Prospectus and the Statement of Additional Information for a greater discussion of these investment practices.

GENERAL

     MONEY MARKET INSTRUMENTS. The Bond Funds and the Equity Funds may invest in money market instruments (a) for defensive purposes, when other permitted investments are unattractive, (b) to provide a reserve for anticipated obligations of the Fund, or (c) for other temporary purposes pending investment in other permitted investments. These instruments may include certificates of deposit, Eurodollar certificates of deposit, commercial paper, bankers acceptances and U.S. Government Securities. Funds which invest in foreign currency denominated securities may choose to invest in money market instruments denominated in foreign currencies. Subject to certain limits that may be imposed by the 1940 Act, the Bond Funds and the Equity Funds may also invest in money market mutual funds unaffiliated with the Adviser. Under normal market conditions, no Fund other than Money Market will invest more than 35% of its total assets in money market instruments.

     ADDITIONAL FUNDAMENTAL POLICIES. In addition to the fundamental investment policies identified above, the Funds have established the following limitations as fundamental policies:

     (a) Generally, no Fund will borrow money. Each Fund may, however, borrow temporarily from banks to facilitate redemption requests. In addition, certain Funds may enter into reverse repurchase agreements, mortgage dollar rolls and futures contracts. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% (or, in the case of Money Market, 10%) of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

     (b) No Fund will issue senior securities, except that certain Funds may enter into reverse repurchase agreements, purchase securities issued on a when-issued or delayed delivery basis, purchase futures and options thereon, and borrow money under the circumstances identified above.

     (c) No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

     Investors should read the Appendix to this Prospectus and Statement of Additional Information for a more complete discussion of the fundamental and other investment policies applicable to the Funds.

     The amount of money a Fund may borrow is restricted by the 1940 Act so that, immediately after a borrowing, the Fund has an asset coverage of at least 300% of the amount borrowed. Asset coverage means total assets, including borrowings, less liabilities, excluding borrowings. If the Fund's asset coverage falls below this requirement due to market fluctuations, redemptions or other reasons, the Fund must reduce its bank debt as necessary within three business days. To do this, the Fund may have to sell a portion of its investments at a disadvantageous time. The amount of any borrowing will also be limited by the applicable Federal Reserve Board's margin limitations.

     OTHER INVESTMENT POLICIES. As a matter of operating policy, no Fund will:
(a) invest more than 15% (or, in the case of Money Market, 10%) of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven calendar days, certain futures contracts and options for which a liquid secondary market does not exist, over-the-counter options, variable rate demand notes with a demand period of more than seven days, and foreign securities not traded on a recognized domestic or foreign exchange or developed over-the-counter market and for which a liquid secondary market does not exist, (b) purchase securities when money borrowed exceeds 5% (or, in the case of Money Market, 10%) of the Fund's total assets, (c) enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, except this limit will not apply to bona fide hedging transactions, (d) purchase the securities of any issuer (other than U.S. Government Securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that up to 25% of the value of any Bond Fund's total assets may be invested without regard to the 5% Limitation and that the 5% Limitation shall not apply to the Equity Funds or (e) purchase more than 10% of the voting securities of any one issuer (the "10% Limitation"), except that up to 25% of the value of the Fund's assets may be invested without regard to the 10% Limitation and that the 10% Limitation does not apply to the Equity Funds.

     PORTFOLIO TURNOVER. The Funds will not trade in securities with the intention of generating short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held. In particular, because Latin American markets can be especially volatile, Latin America Equity may at times hold securities only briefly. The portfolio turnover rate for each of the Funds for the fiscal year ended October 31, 1995 was: High Grade - 223.78%, High Yield - 36.32%, Long-Term Mortgage Backed - 23.76%, Mortgage Backed - 37.83%, Core Equity - 53.77%, Small Cap Growth - 89.73%, Earnings Momentum - 85.91%, Latin America - 75.62%, Asia Pacific Equity -

102.01% and Emerging Markets - 74.24%. The portfolio turnover rate for Mid-Cap Growth is expected not to exceed 150%. A high rate of portfolio turnover (100% or more) involves correspondingly greater brokerage commission expenses for the Equity Funds, which will be borne directly by each Fund and indirectly by each Fund's shareholders. High portfolio turnover may also result in the realization of substantial net capital gains; to the extent net capital gains are realized, any distributions derived from such gains on securities held for less than one year are taxable at ordinary income tax rates for federal income tax purposes.


                              RISK CONSIDERATIONS

     The following risk considerations relate to investment practices undertaken by some or all of the Funds. GENERALLY, SINCE SHARES OF A FUND REPRESENT AN INVESTMENT IN SECURITIES WITH FLUCTUATING MARKET PRICES, SHAREHOLDERS SHOULD UNDERSTAND THAT THE VALUE OF THEIR FUND SHARES WILL VARY AS THE VALUE OF EACH FUND'S PORTFOLIO SECURITIES INCREASES OR DECREASES. THEREFORE, THE VALUE OF AN INVESTMENT IN A FUND COULD GO DOWN AS WELL AS UP. THERE IS NO GUARANTEE OF SUCCESSFUL PERFORMANCE, THAT A FUND'S OBJECTIVE CAN BE ACHIEVED OR THAT AN INVESTMENT IN A FUND WILL ACHIEVE A POSITIVE RETURN. EACH FUND SHOULD BE CONSIDERED AS A MEANS OF DIVERSIFYING AN INVESTMENT PORTFOLIO AND IS NOT IN ITSELF A BALANCED INVESTMENT PROGRAM.

     Prospective investors should consider the following risks.

GENERAL

     Various market risks can affect the price or liquidity of an issuer's securities. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

     Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility. A security that is leveraged, whether explicitly or implicitly, will also tend to be more volatile in that both gains and losses are intensified by the magnifying effects of leverage. Certain instruments (such as inverse floaters) behave similarly to leveraged instruments. Generally, such securities contain formulas requiring recalculation of their interest rates in a manner that multiplies the change in a market rate.

REPURCHASE AGREEMENTS

     In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement. Repurchase agreements entered into in Latin America by Latin America Equity and Emerging Markets may involve additional risks. See Appendix A - "Strategies Available to High Grade Fixed Income, Long-Term Mortgage Backed Securities, Mortgage Backed Securities, Money Market and the Equity Funds."

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS

     Reverse repurchase agreements and mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund. Under the requirements of the 1940 Act, the Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund's total assets.

FIXED INCOME SECURITIES

     Fixed Income securities are subject to various risks. The two primary (but not exclusive) risks affecting fixed income instruments are "credit risk" and "interest rate risk." These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument. In addition, the depth and liquidity of the market for an individual or class of fixed income security can also affect its price and, hence, the market value of a Fund.

     "Credit risk" refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and securities which are rated by rating agencies are often reviewed and may be subject to downgrade.

     "Interest rate risk" refers to the risks associated with market changes in interest rates. Interest rate changes may affect the value of a fixed income security directly (especially in the case of fixed rate securities) and directly (especially in the case of adjustable rate securities). In general, rises in interest rates will negatively impact the price of fixed rate securities and falling interest rates will have a positive effect on price. The degree to which a security's price will change as a result of changes in interest rates is measured by its "duration." For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, securities with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the re-set terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

FOREIGN SECURITIES

     The Equity Funds are each permitted to invest in securities issued by foreign governments or companies, High Grade Fixed Income may invest in securities issued by foreign governments and High Yield Bond may purchase securities issued or guaranteed by Canadian companies. Although the Adviser believes that investments in foreign securities may offer significant potential for capital appreciation and provide diversification, such securities also involve certain special risks, including the following: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to United States companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Foreign custodial and brokerage costs are generally higher than in the United States. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund's portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues. Additional considerations relating to Emerging Market Country securities are described under "Risk Considerations - Risks Associated with Emerging Market Countries" at page 57.

     The risks of foreign securities may be intensified in the case of investments in Emerging Market Countries or countries with limited or developing capital markets. Security prices in Latin American and southeast Asian markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries in these regions may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of Southeast Asian and Latin American countries may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in these regions may have limited marketability and may be subject to more abrupt or erratic price movements.

     In recent years, there have been improvements in some Latin American economies, however, others continue to experience economic problems including high inflation rates and high interest rates. The emergence of Latin American economies and securities markets will require economic and fiscal discipline, as well as stable political and social conditions. Recovery may also be influenced by international economic conditions, particularly those in the United States, by world prices for oil and other commodities, and international trade agreements such as the North American Free Trade Agreement.

     Although certain countries and markets in the southeast Asian region have experienced rapid growth, political and social uncertainties exist for many of the developing Southeast Asian countries. Most southeast Asian countries are heavily export oriented and, accordingly, are dependent upon international trade. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Archaic legal systems in certain developing southeast Asian countries also may have an adverse impact on the Funds.

FOREIGN CURRENCY RISKS

     Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and some of the Funds hold various foreign currencies from time to time, the value of the net assets of those Funds as measured in United States dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Equity Funds and High Grade Fixed Income are authorized to enter into certain foreign currency forward contracts.

     With respect to Emerging Markets, High Grade Fixed Income and Latin America Equity, the forward currency market for the purchase or sale of U.S. dollars in most Latin American countries, including Mexico, is not highly developed, and in certain Latin American countries, there may be no such market. If a devaluation of a Latin American currency is generally anticipated, the Fund may not be able to contract to sell the currency at an exchange rate more advantageous than that which would prevail after the anticipated amount of devaluation, particularly as regards forward contracts for local Latin American currencies in view of the relatively small, inactive or even non-existent market for these contracts. In the event the Funds hold securities denominated in a currency that suffers a devaluation, the Funds' net asset values will suffer corresponding reductions. In this regard, on December 22, 1994, the Mexican government determined to allow the Mexican peso to trade freely against the U.S. dollar rather than within a controlled band, which action resulted in a significant devaluation of the Mexican peso against the dollar.

OPTIONS

     The successful use of options depends on the ability of the Adviser to forecast interest rate and market movements correctly. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

     The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability - were to interrupt its normal operations.

     A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund which holds an option would be able to realize profits or limit losses only by exercising the option, and a Fund which acted as option writer would remain obligated under the option until expiration or exercise.

     Special risks are presented by internationally-traded options of the type the Equity Funds and High Grade Fixed Income may acquire. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

RISKS ASSOCIATED WITH LOWER RATED SECURITIES

     The High Yield Bond portfolio consists primarily of below investment grade corporate securities that are commonly known as junk bonds. In addition, High Yield Bond, Core Equity, Earnings Momentum, Small Cap Growth, Mid-Cap Growth and Latin America Equity may invest in convertible securities and Earnings Momentum, Emerging Markets, Latin America Equity Small Cap Growth and Mid-Cap Growth may invest in debt instruments rated below investment grade. Lower rated securities are traded in markets that may be relatively less liquid and subject to greater changes in liquidity than the markets for higher rated securities.

     High yield securities can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by "emerging credit" companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

     Generally, lower-rated debt securities provide a higher yield than higher rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest ("credit risk") than higher rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Fund will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single high yield fixed income security may fluctuate more than the market value of higher rated securities, since changes in the creditworthiness of lower rated issuers and in market perceptions of the issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher rated issuers. High yield fixed income securities also tend to reflect individual corporate developments to a greater extent than higher rated securities. The securities in which the Fund invests are frequently subordinated to senior indebtedness. See Appendix A to this Prospectus for information about High Yield Bond's pro forma portfolio composition.

     Since the high yield bond market is relatively new, its growth has paralleled a long economic expansion, and it has not weathered a recession in its present size and form. An economic downturn or increase in interest rates may result in a higher incidence of high yield bond defaults and is likely to have a negative effect on the high yield bond market and on the value of the high yield bonds in the Fund's portfolio, as well as on the ability of the bonds' issuers to repay principal and interest.

     The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

     To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and the Adviser's ability to accurately value high yield bonds and the Fund's assets may be more difficult because there is less reliable, objective data available. In addition, the Fund's ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent the Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. See "Net Asset Value."
                        ---

     Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

     Underwriting and dealer spreads associated with the purchase of high yield bonds are typically higher than those associated with the purchase of high grade bonds.

RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES

     CREDIT AND MARKET RISKS OF MORTGAGE-BACKED SECURITIES. The investments by High Grade Fixed Income, Long-Term Mortgage Backed Securities and Mortgage Backed Securities in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security's market value and yield will not change. Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market's perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund's net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

     PREPAYMENT AND REDEMPTION RISK OF MORTGAGE-BACKED SECURITIES. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund's higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund's ability to achieve its investment objective.

     CMOS. There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent that would be expected from interest rate movements alone.

     STRIPPED MORTGAGE SECURITIES. PART OF THE INVESTMENT STRATEGY OF HIGH GRADE FIXED INCOME, LONG-TERM MORTGAGE BACKED SECURITIES AND MORTGAGE BACKED SECURITIES INVOLVES INTEREST-ONLY STRIPPED MORTGAGE SECURITIES. THESE INVESTMENTS ARE HIGHLY SENSITIVE TO CHANGES IN INTEREST AND PREPAYMENT RATES AND TEND TO BE LESS LIQUID THAN OTHER CMOS. IN ADDITION, INTEREST-ONLY STRIPPED MORTGAGE SECURITIES AND INVERSE FLOATERS TEND TO BE LESS LIQUID THAN OTHER
CMOS.

     INVERSE FLOATERS. LONG TERM MORTGAGE BACKED AND MORTGAGE BACKED SECURITIES INVEST IN INVERSE FLOATERS, A CLASS OF CMOS WITH A COUPON RATE THAT MOVES INVERSELY TO A DESIGNATED INDEX SUCH AS LIBOR OR COFI. ANY RISE IN THE INDEX RATE (AS A CONSEQUENCE OF AN INCREASE IN INTEREST RATES) CAUSES A DROP IN THE COUPON RATE OF AN INVERSE FLOATER WHILE ANY DROP IN THE INDEX RATE CAUSES AN INCREASE IN THE COUPON OF AN INVERSE FLOATER. INVERSE FLOATERS EXHIBIT GREATER PRICE VOLATILITY AND TEND TO BE LESS LIQUID THAN THE MAJORITY OF MORTGAGE PASS-THROUGH SECURITIES OR CMOS.

     ADJUSTABLE RATE MORTGAGES. ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

     ASSET-BACKED SECURITIES. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

RISKS ASSOCIATED WITH EMERGING MARKET COUNTRIES

     Investors should recognize that investing in securities of Emerging Market Countries through investment in the Asia Pacific Equity, Emerging Markets and Latin America Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

     The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

     In addition, emerging market countries' exchanges' and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher on emerging markets than in developed countries. As a result, funds investing in emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

     Many of the emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Asia Pacific Equity, Emerging Markets and Latin America Equity Funds invest and adversely affect the value of a Fund's assets.

     In certain emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

     Many of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on funds investing in emerging market countries.

NON-DIVERSIFIED STATUS

     Each Equity Fund, is classified as a non-diversified investment company under the 1940 Act, and as such is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, each Equity Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, each Equity Fund will limit its investments so that at the close of each quarter of the taxable year,
(a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer (other than U.S. Government Securities or the shares of other qualified regulated investment companies) or in the securities of two or more issuers (other than U.S. Government Securities or the shares of other qualified regulated investment companies) which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses and (b) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer (other than U.S. Government Securities or the shares of other qualified regulated investment companies) and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of an Equity Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment portfolio. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised.


                            MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

     TCW Funds Management, Inc., the Adviser to the Funds, is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company ("TAMCO"), provide a variety of trust, investment management and investment advisory services. As of December 31, 1995, the Adviser and its affiliated companies had over $52 billion under management or committed for management. Robert A. Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc.

SUB-INVESTMENT ADVISERS

     TCW Asia Limited, Sub-Adviser to Asia Pacific Equity and Emerging Markets, is a registered investment adviser under the Advisers Act and is headquartered at One Pacific Place, 88 Queensway, Hong Kong. TCW London International, Limited, Sub-Adviser to Emerging Markets, is a registered investment adviser under the Advisers Act and is headquartered at 27 Albemarle Street, London, England WIX 3FA. The Sub-Advisers are wholly-owned subsidiaries of The TCW Group, Inc. See "Investment Adviser" above.

PORTFOLIO MANAGEMENT

     Listed below are the individuals who have been primarily responsible for the day-to-day management of the investment portfolio of the Funds, including a summary of each person's business experience during the past five years:

                                     PORTFOLIO                      BUSINESS EXPERIENCE
FUND                                 MANAGER(S)                     DURING LAST FIVE YEARS(1)
----                                 ----------                     ----------------------

HIGH YIELD                           Mark L. Attanasio              Group Managing Director, the Adviser since
                                                                    April 1995.  From April 1991 to March 1995
                                                                    he was Co-Chief Executive Officer and Chief
                                                                    Portfolio Strategist of Crescent Capital
                                                                    Corporation, Los Angeles and prior to April
                                                                    1991 a Managing Director of Drexel
                                                                    Burnham Lambert.

                                     Melissa V. Weiler              Managing Director, the Adviser since April
                                                                    1995.  From February 1992 to March 1995
                                                                    she was a Vice President and Portfolio
                                                                    Manager of Crescent Capital Corporation,
                                                                    Los Angeles and prior to February 1992,
                                                                    she was a Senior Investment Analyst and
                                                                    Workout Specialist for First Capital
                                                                    Holdings Corporation.

HIGH GRADE                           James M. Goldberg              Managing Director, the Adviser, TCW
                                                                    Asset Management Company and Trust
                                                                    Company of the West; Vice President,
                                                                    several open-end and closed-end
                                                                    investment companies which are managed
                                                                    by Dean Witter Services Company Inc., a
                                                                    wholly-owned subsidiary of Dean Witter
                                                                    InterCapital Inc. (the "TCW/DW Funds")
                                                                    since May 1992.

LONG-TERM MORTGAGE BACKED            Philip A. Barach               Group Managing Director, the Adviser,
AND MORTGAGE BACKED                                                 TCW Asset Management Company and Trust
                                                                    Company of the West; Vice President,
                                                                    several TCW/DW Funds since September
                                                                    1992.

                                     Jeffrey E.  Gundlach           Group Managing Director, the Adviser,
                                                                    TCW Asset Management Company and Trust
                                                                    Company of the West; Vice President,
                                                                    several TCW/DW Funds since September
                                                                    1992.

                                     Frederick H. Horton            Managing Director and Deputy Chief
                                                                    Investment Officer - Domestic Fixed
                                                                    Income, the Adviser, TCW Asset
                                                                    Management Company and Trust
                                                                    Company of the West; Senior Portfolio
                                                                    Manager for Dewey Square Investors from
                                                                    June 1992 through September 1993;
                                                                    before June, 1992 Head of Mortgage
                                                                    Strategies and Senior Portfolio Manager for
                                                                    Putnam Companies; Vice President several
                                                                    TCW/DW Funds since December 1994.

CORE EQUITY                          Stefan D. Abrams               Managing Director, the Adviser since
                                                                    March 1993; Managing Director and
                                                                    Director of Equity Strategy, TCW Asset
                                                                    Management Company and Trust
                                                                    Company of the West since November
                                                                    1992; Managing Director, Kidder,
                                                                    Peabody & Co. from September 1989 to
                                                                    October 1992.

                                     Robert M. Hanisee              Managing Director, the Adviser since May
                                                                    1992; Managing Director, Trust Company
                                                                    of the West and TCW Asset Management
                                                                    Company since April 1990; Senior Vice
                                                                    President, TCW Convertible Securities
                                                                    Fund, Inc. since June 1992; Vice President
                                                                    of TCW/DW Core Equity Trust since March
                                                                    1992; President, Seidler Amdec Securities
                                                                    (Broker) from January 1981 to April 1990.

LATIN AMERICA                        Shannon M. Callan              Senior Vice President, Prior to rejoining the
                                                                    Adviser in 1994, portfolio manager for
                                                                    Moore Capital, an offshore hedge fund.
                                                                    Prior to 1993 portfolio manager/analyst for
                                                                    TCW Asset Management Company.

                                     Michael P. Reilly              Senior Vice President, the Adviser, TCW
                                                                    Asset Management Company and Trust
                                                                    Company of the West.  Prior to June, 1992,
                                                                    Vice President of Security Pacific Bank;
                                                                    Vice President of several TCW/DW Funds
                                                                    since December 1994.

EMERGING MARKETS                     Shaun C.K. Chan                Managing Director, the Adviser, TCW
                                                                    Asset Management Company and Trust
                                                                    Company of the West since January 1993;
                                                                    Vice President, several TCW/DW Funds
                                                                    since February 1994; Investment Manager
                                                                    and Director, Wardley Investment Services
                                                                    (Hong Kong) Limited and Wardley
                                                                    Securities Limited from October 1986 to
                                                                    January 1992.

                                     Robert J. M. Rawe              Managing Director, TCW London
                                                                    International, Limited since August, 1993;
                                                                    President and Chief Executive Officer of
                                                                    Dillon, Read International, Limited from
                                                                    1986 until its acquisition by TCW London
                                                                    International, Limited.

                                     Michael P. Reilly              See above.

ASIA PACIFIC EQUITY                  Shaun C.K. Chan                See above.

SMALL CAP GROWTH                     Charles Larsen                 Managing Director, the Adviser, TCW
                                                                    Asset Management Company and Trust
                                                                    Company of the West.

                                     Douglas S. Foreman             Group Managing Director, the Adviser,
                                                                    TCW Asset Management Company and Trust
                                                                    Company of the West since May 1994.
                                                                    Previously he was a portfolio manager with
                                                                    Putnam Investments.

EARNING MOMENTUM                     Charles Larsen                 See above.

MID-CAP GROWTH                       Douglas S. Foreman             See above.

                                     Christopher J. Ainley          Managing Director, the Adviser, TCW Asset
                                                                    Management Company and Trust Company of the
                                                                    West. Prior to joining TCW in 1994 he was a
                                                                    portfolio manager with Putman Investments.

__________________

(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

ADVISORY AND SUB-ADVISORY AGREEMENTS

     The Company and the Adviser have entered into an Investment Advisory and Management Agreement (the "Advisory Agreement"), under the terms of which the Company has employed the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Company's business affairs, subject to control by the Board of Directors of the Company. Under the Advisory Agreement, the Funds pay to the Adviser as compensation for the services rendered, facilities furnished, and expenses paid by it the following fees:

                                       ANNUAL MANAGEMENT FEE
                 FUND             (AS PERCENT OF NET ASSET VALUE)
                 ----             -------------------------------
                Money Market                                 .25%
                High Yield Bond                              .75%
                High Grade                                   .40%
                Long-Term Mortgage Backed                    .50%
                Mortgage Backed                              .50%
                Core Equity                                  .75%
                Small Cap Growth                            1.00%
                Earnings Momentum                           1.00%
                Mid-Cap Growth                              1.00%
                Asia Pacific Equity                         1.00%
                Emerging Markets                            1.00%
                Latin America                               1.00%

     Under the Advisory Agreement, each Bond Fund and Equity Fund also reimburses the Adviser for the cost of providing accounting services to the Fund, which include maintaining its financial books and records, calculating its daily net asset value, and preparing its financial statements in an amount not exceeding $35,000 for any fiscal year (subject to the expense limit described below). Under the Advisory Agreement, Money Market reimburses the Adviser for the Fund's accounting services, but in an amount not exceeding 0.10% of the Fund's average daily net assets.

     The Advisory Agreement also provides that each Fund (except Money Market) will reimburse the Adviser for a portion of the Fund's organizational expenses. Such organizational expenses will be amortized by each Fund over five years.

     The Adviser has retained, at its sole expense, TCW Asia to provide investment advisory services for Asia Pacific Equity and Emerging Markets and TCW London to provide such services with respect to Emerging Markets. Under the Sub-Advisory Agreements the Sub-Advisers provide the Funds with investment advice and portfolio management subject to the overall supervision of the Adviser. For these services the Sub-Advisers receive an annual fee at a rate of 1.00% of the Fund's net assets for which the Sub-Adviser renders investment advisory services. The Amended and Restated Sub-Advisory Agreements were approved by the shareholders of Asia Pacific Equity and Emerging Markets at a Special Meeting of Shareholders held November 1, 1995.

     The Advisory Agreement and Sub-Advisory Agreements provide that the Adviser and Sub-Advisers, respectively, shall not be liable for any error of judgement or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser or Sub-Advisers in the performance of their duties or from reckless disregard by them of their duties under each respective agreement.

     Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. In addition to the Adviser's fee, such expenses include directors' fees and expenses, registration, filing and other fees payable to regulatory authorities, brokerage fees and commissions and securities transactions costs, auditing and legal expenses, custodian and transfer and dividend disbursing agent fees, expenses of printing and mailing shareholder reports, certain insurance and fidelity bond premiums, interest, taxes, expenses of shareholder and director meetings, and any other ordinary or extraordinary expense incurred by the Fund in the course of its business. For the period ended October 31, 1995, the expenses paid by the Funds, as a percentage of their average daily net assets were: Money Market - 0.40% (after expense reimbursement); High Yield Bond - 0.87% (after expense reimbursement); High Grade Fixed Income - 0.68% (after expense reimbursement); Long-Term Mortgage Backed - 0.68% (after expense reimbursement); Mortgage
Backed - 0.61% (after expense reimbursement); Core Equity - 0.85%; Small Cap Growth - 1.21% (after expense reimbursement); Earnings Momentum - 1.14% (after expense reimbursement); Asia Pacific - 1.47% (after expense reimbursement); Latin America - 1.58%; and Emerging Markets - 1.55%. With respect to Money Market and Mid-Cap Growth, the Adviser has agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary annual operating expenses of the Fund to 0.40% and 1.20%, respectively, of the average net asset value (including amortization of organizational expenses) of Money Market and Mid-Cap Growth (other than brokerage fees and commissions, interest, taxes and certain extraordinary expenses), until December 31, 1996.

                               PURCHASE OF SHARES

MINIMUMS

     Each Bond Fund and each Equity Fund requires a minimum of $250,000 for initial investments and $25,000 for additional investments. Money Market requires a minimum of $100,000 for initial investments and $1,000 for additional investments. The minimum subsequent investment amounts may be waived at the discretion of the Company. The minimum investment can be attained by aggregating accounts of related or affiliated investors. In addition, the minimum investment amounts do not apply to employees of the Adviser or its affiliates or to investors who have at least $1,000,000 under management with the Adviser or its affiliates. Each Fund has the right to increase its minimum investment amounts following 30 days' written notice to its shareholders.

PURCHASES MADE BY WIRE OR CHECK

     Purchases may be made by wire or by check. Initial purchases must be accompanied by a New Account Form. Checks should be in U.S. dollars and made payable to the Fund in which you are investing. Third party checks, except those payable to an existing shareholder, will normally not be accepted. When share purchases are made by check, redemption proceeds of such share purchases will not be transmitted until the check used for investment has cleared which may take up to fifteen days. No purchase will be made in a Fund until the moneys received by the Fund have been converted into federal funds. Federal funds wires are effective upon receipt. Other bank wires are ordinarily converted to federal funds one Business Day (i.e., any weekday exclusive of days the New York Stock Exchange is closed for trading) after receipt. Money transmitted by a check drawn on a member of the Federal Reserve System is usually converted to federal funds one Business Day following receipt. Checks drawn on banks that are not members of the Federal Reserve System may take longer to be converted and invested. INVESTMENT BY FEDERAL FUNDS WIRE IS STRONGLY SUGGESTED.

     The Funds receive the right to suspend the offering of shares from time to time and to reject any purchase order for any reason.

EXCHANGE-IN-KIND FEATURE

     In the discretion of the Adviser, the Funds may accept, in lieu of cash, portfolio securities in exchange for shares of a Fund. Such portfolio securities will be accepted only if they may be held as investments consistent with the investment policies of the Funds. The amount of shares issued in exchange will be determined by valuing the portfolio securities accepted in the same manner as the Funds value other securities held in their portfolios.

PURCHASE AND SETTLEMENT

     Shares of each Fund may be purchased by sending a completed New Account Form and payment to DST Systems, Inc., the Funds' Transfer Agent. Federal funds received by the Transfer Agent at or before 4:00 p.m. (Eastern time) (12:00 p.m. Eastern Time for the Money Market Fund) on a Business Day will be invested that same day. Federal funds received by the Transfer Agent after 4:00 p.m. (Eastern time) (12:00 p.m. Eastern time for the Money Market Fund) will be invested on the following Business Day. Shares are sold on a continuous basis without a sales charge at the net asset value per share next determined after receipt of a purchase order. See "Net Asset Value."

DISTRIBUTOR

     TCW Brokerage Services (the "Distributor"), an affiliate of the Adviser, serves as a non-exclusive distributor for shares of the Fund. The principal executive office of the Distributor is located at 865 South Figueroa Street, Suite 1800 Los Angeles, California 90017.

                             TO OPEN A NEW ACCOUNT:
                             ---------------------

                    $250,000 minimum for all Bond Funds and
              Equity Funds and $100,000 minimum for Money Market,
                        unless waived as set forth above

     BY WIRE. Wire funds pursuant to the instructions set forth below for all Funds except the Money Market Fund. Initial purchases must be accompanied by a New Account Form which should be mailed to the appropriate address listed below under "By Check".

                    United Missouri Bank, n.a.
                    ABA No. 101000695
                    DST Sytems, Inc./AC 9870371553
                    FBO TCW Galileo ______________ Fund
                    (Name on the Fund Account) _____________________

                    Federal funds wires for the Money Market Fund only, should be sent pursuant to the instructions set forth below. Then, complete the New Account Form and mail to the appropriate address listed below under "By Check". For same day credit to the Money Market Fund, Federal funds wires must be received by the Transfer Agent at or before 12:00 p.m. Eastern time on a Business Day.

                    United Missouri Bank, n.a.
                    ABA No. 101000695
                    DST Sytems, Inc./AC 9870371170
                    FBO TCW Galileo Money Market Fund
                    (Name on the Fund Account) _____________________

     BY CHECK.      Send your New Account Form and check payable to the Fund in which you are investing:

                    REGULAR MAIL:

                    TCW Galileo _______________ Fund
                    DST Sytems, Inc.
                    P.O. Box 419951
                    Kansas City, MO  64141-6951

                    EXPRESS, REGISTERED OR CERTIFIED MAIL:

                    TCW Galileo ________________ Fund
                    DST Sytems, Inc.
                    1004 Baltimore, 2nd Floor
                    Kansas City, MO  64105-2005

     BY EXCHANGE.   Call the Transfer Agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

                         TO MAKE ADDITIONAL PURCHASES:
                         -----------------------------

                             ($25,000 minimum for Bond Funds and
                             Equity Funds and $1,000 for Money Market)

     BY WIRE. Follow the wire instructions set forth above under "To Open a New Account" and include your account number on the wire advice to avoid delays in crediting your investment.

     BY MAIL. Make the check payable to the Fund in which you are investing and indicate your account number on your check to avoid delays in crediting your investment. Mail it to the Transfer Agent at the address set forth below with the stub from a statement confirming a prior transaction or a note stating that you want to purchase shares in that Fund and giving the Transfer Agent the account number:

                    TCW Galileo _____________ Fund
                    DST Sytems, Inc.
                    P.O. Box 419940
                    Kansas City, MO  64173-0298

     BY EXCHANGE.   Call the Transfer Agent at (800) 248-4486.

     If you need help completing the New Account Form, please call the Transfer Agent at (800) 248-4486, the Shareholder Relations Department at TCW Galileo Funds, Inc. at (800) FUND TCW (800-386-3829) or your investment representative at TCW Galileo Funds, Inc.

                         SHAREHOLDER ACCOUNT SERVICES

GENERAL

     When you make an initial investment in a Fund, a shareholder account is opened in accordance with the instructions set forth in your New Account Form. Purchase and redemption transactions will be reflected in confirmation statements mailed to you by the Transfer Agent. All transactions into or out of a Fund are entered in your account and are recorded in full and fractional shares. Share certificates will not be issued.

CHECK WRITING PRIVILEGE

     Money Market will, upon request, provide a shareholder with forms of checks which may be drawn on the shareholder's Money Market account. These checks may be drawn in amounts of $1,000 or more, may be made payable to the order of any person and may be cashed or deposited, but not certified. There is no charge for this service and no limit to the number of checks that may be written. When a check is presented for payment, a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to pay the check. This enables a redeeming shareholder to continue earning daily income through the day before the check is presented for payment. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment or requiring redemption of shares purchased by check for which good funds have not been collected will not be honored.

     A shareholder wishing to use this method of redemption should telephone the Shareholder Relations Department at (800) FUND TCW (800-386-3829) or your investment representative at TCW Galileo Funds, Inc. This service is subject to the rules and regulations of United Missouri Bank of Kansas City, N.A. and Missouri Law. All notices with respect to checks are to be given to DST Systems, Inc. Stop payment instructions may be given by calling DST Systems, Inc. at 800-248-4486. The Fund reserves the right to impose conditions on or to terminate this service at any time with respect to a particular shareholder or all shareholders of the Fund in general. Since income is earned daily, it is not possible for a shareholder to determine in advance the precise balance in his account so as to write a check for the redemption of the entire account. See "Redemption and Exchange of Shares."

                       REDEMPTION AND EXCHANGE OF SHARES

REDEMPTIONS AND EXCHANGES

          The following are the procedures you may follow to exchange or redeem your shares.


                      TO REDEEM OR EXCHANGE YOUR SHARES:
                      ----------------------------------


BY PHONE.   Call the Transfer Agent at (800) 248-4486.  If you find the phones busy during unusually volatile markets, please consider placing your order by express mail or by telegram if you have authorized telephone services. For the Funds' exchange policy, see
            "Other Conditions Relating to Shares - Excessive Trading and
            Exchange Limitations." You cannot make redemptions or exchanges by phone unless you have completed the "Telephone Privileges" portion of the New Account Form. Telephone redemption requests must be for a minimum of $1,000.

BY MAIL. Indicate the account name(s) and numbers, Fund name(s) and the exchange or redemption amount. For exchanges, mail to the attention of the Fund you are exchanging from and indicate the Fund(s) you are exchanging to. We require the signature of all owners exactly as registered, and possibly a signature guarantee (see "Other Conditions Relating to Shares - Signature Guarantees").

            NOTE: Redemptions from retirement accounts, including IRAs, must be in writing. For employer-sponsored retirement accounts, call the Transfer Agent at (800) 248-4486, the Shareholder Relations Department at (800) FUND TCW (800-386-3829) or your plan administrator for instructions.

            MAILING ADDRESSES:

            REGULAR MAIL                     EXPRESS, REGISTERED OR
                                             CERTIFIED MAIL

            TCW Galileo Funds, Inc.          TCW Galileo Funds, Inc.
            DST Systems, Inc.                DST Systems, Inc.
            P.O. Box 419951                  1004 Baltimore, 2nd Floor
            Kansas City, MO  64141-6951      Kansas City, MO  64105-2005

SYSTEMATIC WITHDRAWAL PLAN

     You may establish a Systematic Withdrawal Plan if your shares in a Fund, when valued at the net asset value at the time of the establishment of the Systematic Withdrawal Plan, equal $10,000 or more. Shareholders who elect to establish a Systematic Withdrawal Plan may receive a monthly, quarterly, semiannual or annual check in a stated amount on the 1st or 15th day of the month. Systematic Withdrawal Plans are subject to a minimum annual withdrawal of $500. Fund shares will be redeemed as necessary to meet withdrawal payments. Withdrawals may result in a gain or loss for tax purposes, may involve the use of principal and may eventually deplete all of the shares in the account. A Systematic Withdrawal Plan may be terminated by a shareholder on 30 days' written notice or by the Company at any time.

RECEIVING YOUR PROCEEDS

     Generally, redemption proceeds for the Funds will be mailed to the address you designated on your New Account Form or wired to your bank. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends or holidays or when trading on such exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or valuation of the net asset value of, a Fund's portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the Securities and Exchange Commission may permit. If you have purchased shares by check and subsequently submit a redemption request, the redemption proceeds will not be transmitted to you until the check used for investment has cleared, which may take up to fifteen days. This restriction does not apply to shares purchased by wire payment. Redemptions are effected at the net asset value per share next determined after the redemption request is received in good order.

SHAREHOLDER INQUIRIES

     Written shareholder inquiries may be directed either to TCW Galileo Funds, Inc., DST Systems, Inc., P.O. Box 419951, 1004 Baltimore, 2nd Floor, Kansas City, Missouri 64105-2005 or to TCW Galileo Funds, Inc., Attn: Shareholder Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. Shareholders may also call the Transfer Agent at (800) 248-4486, the Shareholder Relations Department of the Company at (800) FUND TCW (800-386-
3829), or their investment representative.

                      OTHER CONDITIONS RELATING TO SHARES

ACCOUNT BALANCE

     If your account with a Bond Fund or Equity Fund drops below $25,000 as a result of redemptions and/or exchanges for six months or more, the Fund has the right to close your account, after giving 60 days' written notice, unless you make additional investments to bring your account value to $25,000 or more. If your account with Money Market drops below $10,000 as a result of redemptions and/or exchanges, the Fund has the right to close your account, after giving 30 days' written notice, unless you make additional investments to bring your account value to $10,000 or more.

EXCESSIVE TRADING AND EXCHANGE LIMITATIONS

     The exchange privilege is available only to shareholders residing in a state in which shares of the Fund being acquired may legally be sold.

     To protect each Fund's performance and to minimize Fund costs, each Fund restricts excessive trading. Shareholders are limited to one exchange of shares in the same Fund during any 15-day period. This includes exchanges in and out of the same Fund. Shareholders who frequently exchange substantial assets from one Fund to another may be restricted from making additional investments. Any such restriction will be made on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

     The exchange privilege may be terminated or revised at any time by the Company upon such notice as may be required by applicable regulatory agencies (presently 60 days prior written notice for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on the New York Stock Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if a Fund would be unable to invest amounts effectively in accordance with the investment objective, policies and restrictions.

NONPAYMENT

     If your check or wire does not clear, you will be responsible for any loss the Funds incur. You may be prohibited or restricted from making future purchases in any of the Funds.

NON-U.S. BANK CHECKS

     Checks drawn on foreign banks must be in U.S. dollars and have the routing number of the U.S. bank indicated on the check.

REDEMPTIONS IN EXCESS OF $250,000

     Redemption proceeds are normally paid in cash. However, if you redeem more than $250,000, or 1% of a Fund's net assets, in any 90-day period, the Fund may in its discretion: (a) pay the difference between the redemption amount and the lesser of these two figures with securities of the Fund or (b) delay the transmission of your proceeds for up to five business days after your request is received.

SIGNATURE GUARANTEES

     A signature guarantee is designed to protect you and the Funds by verifying your signature. You will need one to:

     (a)  Establish or change certain services after the account is opened, such
                                               -----
          as sending us written instructions asking us to wire redemption proceeds or changing the bank account to which proceeds are wired.
     (b) Redeem shares in a Fund within 60 days after the Transfer Agent has received a request to change the address or bank of record.
     (c) Redeem shares when (i) proceeds are being mailed to an address other than the address of record, (ii) proceeds are made payable to other than the registered owner(s), or (iii) proceeds are being sent to a bank account or an address not listed on your New Account Form.
      (d) Transfer shares to another owner.

These requirements may be waived or modified in certain instances.

     A signature guarantee may be obtained from a commercial bank, trust company, savings and loan association, federal savings bank, a member firm of a national securities exchange or from an Eligible Guarantor Institution as defined in rules promulgated by the Securities and Exchange Commission.

     If a corporation, partnership, trust or fiduciary requests redemption, the Transfer Agent may require written evidence of authority acceptable to the Transfer Agent before it accepts the redemption request.

TELEPHONE EXCHANGES AND REDEMPTIONS

     By establishing these services, you authorize us to: (a) redeem or exchange shares from your account based on any instructions reasonably believed by us to be genuine and (b) honor any written instructions for a redemption or exchange without a signature guarantee. Shareholders who elect the telephone exchange and redemption option bear the risk of any loss, damages, expense or cost arising from their election of the telephone exchange and redemption option, including risk of unauthorized use, provided the Transfer Agent and the Funds employ reasonable procedures to confirm that telephone instructions are genuine. These services may be modified or withdrawn without notice. The Transfer Agent employs procedures considered by it to be reasonable to confirm that instructions communicated by telephone are genuine, including requiring account registration verification from the caller and recording telephone instructions. If reasonable procedures are not employed, the Transfer Agent and the Funds may be responsible for losses due to unauthorized or fraudulent instructions.

OTHER CONDITIONS

     Each Fund and its agents reserve the right to: (a) reject any purchase or exchange prior to receipt of the confirmation statement; (b) reject any purchase or exchange and cancel any purchase due to nonpayment; (c) waive or lower the investment minimums; (d) waive or lower the telephone redemption minimum; and
(e) modify the conditions of purchase at any time.

                                NET ASSET VALUE

     The net asset value (the current market value of a Fund share) of each Fund's shares is determined after the close of business on the New York Stock Exchange (currently 4:00 p.m., Eastern Time) or, on days when the New York Stock Exchange closes prior to 4:00 p.m., Eastern Time, at such earlier time each Business Day (i.e., any weekday exclusive of days the NYSE is closed for trading). The NYSE is currently scheduled to be closed on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the net asset value of a Fund will not be calculated on any weekday when there is no activity in the Fund's shares.

     In the calculation of net asset value: (a) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price), and (b) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors). For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts quoted in foreign currencies will be valued in U.S. dollars based on the prevailing exchange rates on that day. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

     Certain of the Funds' portfolio securities may be valued by an outside pricing service approved by the Company's Board of Directors. If these market quotations are not available or are not reflective of a security's market value and for other types of securities (such as those in the Latin America Equity portfolio), the pricing service utilizes a matrix and/or research and evaluations by its staff in determining what it believes is the fair value of the portfolio securities valued by such pricing service. Securities for which neither reliable market quotations nor reliable pricing service data are available (as may sometimes be the case for Latin American securities) will be valued in accordance with procedures approved by the Company's Board of Directors.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Board of Directors determines that cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Other short-term debt securities will be valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value on the 61st day unless the Board of Directors determines this value does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at their latest bid price. Unlisted options are also valued at their latest bid price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Directors determines that this price does not reflect their market value, in which case they will be valued at their fair value as determined by the Board of Directors. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors.

     The fair value of Money Market's investments will be determined by using the amortized cost method of valuation unless, due to special circumstances, the use of such a method with respect to any security or securities would result in a valuation which does not approximate fair market value. The amortized cost method of valuation involves the valuing of securities at a price on a given date and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity regardless of the impact of fluctuating interest rates on the market value of the security.

     While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the yield to investors in Money Market may differ somewhat from that obtained in a similar fund which uses available market quotations to value all of its portfolio securities.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The amount of dividends of net investment income (i.e., all income other than long-and short-term capital gains) and distributions of net realized long- and short-term capital gains payable to shareholders will be determined separately for each Fund. Dividends from the net investment income of the Bond Funds will be declared and paid monthly. Dividends from the net investment income of the Equity Funds will be declared and paid annually. Dividends from net investment income of Money Market will be declared each Business Day for the Fund as of 4:00 p.m., Eastern Time. If payment for shares in Money Market is received in and reinvested into Federal Funds by such time, the shares are entitled to the dividend declared that day. Distributions of any net long-term and net short-term capital gains earned by a Fund will be distributed no less frequently than annually. Each Bond Fund's final distributions for each calendar year will include any remaining net investment income and net realized short-term capital gains deemed, for federal income tax purposes, undistributed during the year, as well as all net long-term capital gains realized during the year. All dividends with respect to the Equity Funds and the Bond Funds will be paid to the shareholders of record on the day before the last Business Day of the period in which the dividend is declared. Dividends and distributions paid by a Fund will be automatically reinvested (at the current net asset value on the last Business Day of the period in which the dividend was declared) in additional shares of that Fund for your account unless you instruct the Fund on the New Account Form or later in writing to pay dividends and/or distributions in cash.

     If for any fiscal year, a Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions generally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. If, however, in addition to distributing all of its net investment income, a Fund were to distribute net realized gains which could have been offset by a capital loss carryover, such distributions would be taxable as ordinary dividend income to shareholders and the Fund would lose the benefit of the carryover. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each distribution with respect to the estimated sources of the distribution.

     In the event that a Bond Fund distributes an amount in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the expense ratio.

TAXES

     Each Fund is treated as a separate entity for federal income tax purposes, and the amounts of net investment income and capital gains subject to tax are determined separately for each Fund rather than on a Company-wide basis.

     Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and intends to maintain its qualification thereunder. By so qualifying and by distributing all of its net investment income and net realized capital gains within the time periods specified in the Internal Revenue Code, each Fund would not be required to pay any federal income tax. Each Fund may be subject to nominal, if any, state and local taxes.

     Dividends derived from a Fund's taxable net investment income and distributions of a Fund's net short-term capital gains (including short-term gains from investment in tax-exempt obligations) are taxable to shareholders as ordinary income for federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such dividends or distributions are received in cash or reinvested in additional shares. Distributions of long-term capital gains are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held its Fund shares and whether such distributions are received in cash or reinvested in additional shares. Dividends and distributions paid by the Bond Funds and distributions of capital gains paid by the Equity Funds do not qualify for the dividends received deduction for corporations. As a general rule, dividends paid by the Equity Funds, to the extent derived from dividends attributable to stock of certain types of U.S. corporations, will, provided certain conditions are met, qualify for the 70% dividends received deduction for corporations. Dividends and distributions may also be subject to state or local taxes.

     Any dividend or capital gains distribution received by a shareholder of a Fund will have the effect of reducing the net asset value of the shareholder's stock in that Fund by the exact amount of such dividend or distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or capital gains distributions, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gains rates. Therefore, an investor should consider the implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

     Gains or losses on a Fund's transactions in certain listed options on securities and on futures and options on futures traded on U.S. exchanges generally will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. When a Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition of an unrealized loss for tax purposes may result in a lesser amount of the Fund's realized net gains being available for distribution.

     Income or gain from a Fund's investments in foreign securities may be subject to foreign withholding or other taxes. So long as more than 50% of Asia Pacific Equity, Emerging Markets and Latin America Equity's assets at the close of any taxable year consist of debt or equity securities of foreign corporations, the Fund may elect to treat any such foreign income taxes paid by it as paid directly by its shareholders. At the present time, the Funds do not anticipate that they will make this election; however, if in any year the Funds make the election, they will so notify shareholders in writing and advise shareholders of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Funds make the election, each shareholder will be required to include in income its proportionate share of the amount of foreign income taxes paid by the Funds and will be entitled to claim either a credit (which is subject to certain limitations), or, if the shareholder itemizes deductions, a deduction for its share of the foreign income taxes in computing federal income tax liability.

     Certain of the Equity Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long a Fund holds its investment. In addition, a Fund may be subject to income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains were distributed to the Fund's shareholders.

     As a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one-year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less; provided that if a shareholder receives a capital gain dividend with respect to any share and if such share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share shall, to the extent of the capital gain dividend, be treated as a long-term capital loss. An exchange of shares is treated for federal income tax purposes as a redemption of shares given in exchange by the shareholder.

     Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisers.

     Shareholders are notified annually of the federal tax status of dividends and any distributions. To avoid being subject to a 31% federal backup withholding on dividends, distributions and redemption payments, shareholders must furnish the Fund with their correct taxpayer identification number. Shareholders should consult their own tax advisers with respect to the applicability of state, local, estate and gift taxes and non-U.S. taxes to their investment in a Fund.


                            PERFORMANCE INFORMATION

     From time to time, a Bond Fund may publish its 30-day "yield." The yield of a Bond Fund refers to the income generated by an investment in the Fund over the 30-day period identified in the publication, and is computed by dividing the net investment income per share earned by the Fund during the period of computation by the maximum public offering price per share on the last day of the period. The income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the maximum public offering price. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Bond Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

     From time to time, an Equity Fund or Bond Fund may quote its "total return" in publications. The total return of a Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of a Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, and all expenses incurred by the Fund for the period. It also assumes reinvestment of all dividends and distributions paid by the Fund. In addition to the foregoing, a Fund may publish its total return over different periods of time by means of aggregate average, and year-by-year or other types of total return figures.

     From time to time Money Market may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of Money Market refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For the seven days ended February 29, 1996, the yield and effective yield of Money Market were 4.92% and 5.05%, respectively. Past performance is no guarantee of future results.

     Comparative performance information may be used from time to time in publishing information about the Company's shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc. or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. A Fund may compare its performance to other investments or relevant indexes including, but not limited to, the following: High Yield Bond -- First Boston High Yield Index and Salomon Brothers High Yield Cash Pay Index; High Yield Bond and High Grade Fixed Income -- Lehman Brothers Government/Corporate Bond Index; High Grade Fixed Income and Long-Term Mortgage Backed Securities -- Salomon Brothers Broad Investment Grade Index; Long-Term Mortgage Backed Securities -- Lehman Brothers Mortgage-Backed Securities Index; Mortgage Backed Securities -- Salomon Brothers Three Month Treasury Bill Benchmark and Salomon Brothers One Year U.S. Treasury Bill Index; Core Equity -- Standard & Poor's 500; Small Cap Growth - National Association of Securities Dealers Automated Quotations System, Lipper Small Company Gross Average and the Russell 2000; Asia Pacific Equity - Morgan Stanley Combined Far East Ex Japan Free Investable Index; Emerging Markets - International Finance Corporation Emerging Markets Composite Global Total Return Index; Latin America Equity -- Baring Securities Emerging Markets Index, International Finance Corporation Latin America Investable Index, and Morgan Stanley Capital International Latin America Index; Earnings Momentum - Standard & Poor's 500, Standard & Poor's Midcap 400, and the Russell 2000; Mid-Cap Growth-Standard & Poor's Midcap 400, Russell Midcap Index and Wilshire Midcap Index; and Money Market -- Donoghue's Money Fund Average, and the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                              GENERAL INFORMATION

ORGANIZATION, SHARES AND VOTING RIGHTS

     The Company was incorporated as a Maryland corporation on September 15, 1992 and is registered with the Securities and Exchange Commission as an open-end, management investment company. The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. (formerly TCW Management Company) ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

     As of the date of this Prospectus, the Funds are the only series of the Company's shares that have been authorized by the Board of Directors. Shares of each Fund are of a single class with each share representing an equal proportionate share in the assets, liabilities, income and expenses of the Fund and having the same rights as any other share of the Fund. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Each share has one vote and fractional shares have fractional votes. As a Maryland corporation, the Company is not required to hold an annual shareholder meeting in any year in which the selection of directors is not required to be acted on under the 1940 Act. Shareholder approval will be sought only for certain changes in the operation of the Fund and for the election of directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a meeting. A special meeting of the shareholders will be called to elect or remove directors if requested by the holders of ten percent of the Company's outstanding shares. All shareholders of the Funds will vote together with all other shareholders of the Funds and with all shareholders of all other funds that the Company may form in the future on all matters affecting the Company, including the election or removal of directors. For matters where the interests of separate Funds are not identical, the matter will be voted on separately by each affected Fund. For matters affecting only one Fund, only the shareholders of that Fund will be entitled to vote thereon. Voting is not cumulative. Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Company will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Company elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Company will either mail the material as requested or submit the material to the Securities and Exchange Commission for a determination that the mailing of the material would be inappropriate. As of February 29, 1996, Mellon Bank, N.A. as trustee for MAC & Co. owned 31.57% of the outstanding shares of Mortgage

Backed Securities; Ministers and Missionaries Benefit Board of the Baptist Church and Princeton University Investment Co., owned 44.67% and 38.14%, respectively, of the outstanding shares of Latin America Equity; Catholic Health Corporation owned 28.73% of the outstanding shares of Long-Term Mortgage Backed Securities; and Saxon & Co. FBO PNC owned 45.69% of the outstanding shares of Money Market. As a result of these holdings, each of these entities may be considered a "control person" with respect to the Fund in which it invests.

TRANSFER AGENT AND CUSTODIAN

     DST Sytems, Inc., P.O. Box 419951, Kansas City, MO 64141-6951, serves as transfer agent for the Fund. The BNY Western Trust Company, 700 South Flower Street, Suite 200, Los Angeles, California 90017, serves as custodian for the Fund. Chemical Bank, 4 New York Plaza, New York, New York 10004; Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260; and The Bank of New York, 90 Washington Street, New York, New York 10286 act as limited custodians under the terms of certain repurchase and futures agreements.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 1000 Wilshire Boulevard, Los Angeles, California 90017, serves as the Company's independent certified public accountants.

LEGAL COUNSEL

     O'Melveny & Myers, 400 South Hope Street, Los Angeles, California 90071, serves as legal counsel to the Company. O'Melveny & Myers also serves as legal counsel to the Adviser and its affiliates.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Company ends on October 31 of each year. The Company will send to the shareholders of each Fund on a semiannual basis financial statements for the Fund that identify the securities held by the Fund and that contain other information. An annual report, containing audited financial statements for each Fund, will be sent to shareholders of the Fund each year. In an effort to reduce expenses, the Company intends to consolidate mailings of annual and semi annual report to households having multiple accounts with the same address of record. One copy of each report will be furnished to that address. Additional reports may be requested by notifying the Company.

                               GRAPHICS APPENDIX



Performance graph on page 18 compares the performance of the Galileo High Grade Fixed Income Fund since inception to that of the Salomon Brothers Broad Based Bond Index.

Performance graph on page 19 compares the performance of the Galileo High Yield Fund since inception to that of the Salomon Brothers High Yield Cash Pay Index and Lehman Brothers Government Corporate Bond Index.

Performance graph on page 20 compares the performance of the Galileo Mortgage Backed Securities Fund since inception to the Salomon Brothers One Year U.S. Treasury Bill Index.

Performance graph on page 21 compares the performance of the Galileo Long-Term Mortgage Backed Securities Fund since inception to that of the Lehman Brothers Mortgage-Backed Securities Index.

Performance graph on page 22 compares the performance of the Galileo Core Equity Fund since inception to that of the S&P 500 Index.

Performance graph on page 23 compares the performance of the Galileo Small Cap Growth Fund since inception to that of the Russell 2000 Index.

Performance graph on page 24 compares the performance of the Galileo Earnings Momentum Fund since inception to that of the Russell 2000 Index.

Performance graph on page 25 compares the performance of the Galileo Asia Pacific Fund since inception to that of the Morgan Stanley Combined Far East Ex Japan Free Investable Index.

Performance graph on page 26 compares the performance of the Galileo Emerging Markets Fund since inception to the International Finance Corporation ("IFC") Emerging Markets Composite Global Total Return Index.

Performance graph on page 27 compares the performance of the Galileo Latin America Equities Fund since inception to the IFC Latin America Investable Index.

                                   APPENDIX


     In attempting to achieve its investment objective or objectives, a Fund may employ, among others, one or more of the strategies or securities set forth below. Detailed information concerning these strategies, their related risks and other strategies employed by the Funds is contained elsewhere in this Prospectus and the Statement of Additional Information. The Funds may, in addition, invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions.

STRATEGIES AVAILABLE TO ALL BOND FUNDS AND EQUITY FUNDS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, any Bond Fund or Equity Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Adviser does not believe that any Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

STRATEGIES AVAILABLE TO ALL BOND FUNDS AND EQUITY FUNDS
(EXCEPT MID-CAP GROWTH)

     OPTIONS. The Bond Funds and the Equity Funds (except Mid-Cap Growth) may write covered call and put options, so long as the aggregate value of the securities underlying the calls or obligations underlying the puts determined as of the date the options or puts are sold does not exceed 25% of the Fund's total assets. In addition, the Bond Funds and the Equity Funds may purchase put and call options, so long as the aggregate premiums paid on all such options which are held by the Fund at any time do not exceed 20% of the Fund's total assets.

     The Bond Funds and the Equity Funds authorized to engage in options trading expect to deal only in options that are listed on U.S. or foreign securities exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option would give a Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. Ownership of a listed put option would give a Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With respect to OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC.

     As a writer of covered put options, a Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A Fund will write covered put options for three purposes: (a) to receive the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security underlying the option (or a security denominated in the currency underlying the option) at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and
(c) to close out a long put option position.

     The Bond Funds and the Equity Funds (except Mid-Cap Growth) are permitted to write covered call options on portfolio securities and, with respect to the Equity Funds (except Earnings Momentum and Mid-Cap Growth) and High Grade Fixed Income, on the U.S. dollar and foreign currencies, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. As a writer of a call option, a Fund has the obligation, upon notice of exercise of the option, to deliver the security or amount of currency underlying the option (certain listed and OTC call options written by a Fund will be exercisable by the purchaser only on a specific date). The Bond Funds and the Equity Funds may write covered call options for purposes similar to those relating to covered put options.

     The permitted Equity Funds and High Grade Fixed Income may also purchase and write options on currencies for hedging purposes. Each Fund may purchase listed and OTC call and put options. A Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. A Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. A Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions.


STRATEGIES AVAILABLE TO HIGH GRADE FIXED INCOME, LONG-TERM MORTGAGE BACKED SECURITIES, MORTGAGE BACKED SECURITIES, MONEY MARKET AND THE EQUITY FUNDS

     REPURCHASE AGREEMENTS. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund's investment in illiquid and restricted securities. Latin American repurchase agreements entered into by Latin America Equity are governed by local regulations and business practices that are different than those prevailing in the United States. For example, Mexican repurchase agreements are not marked to market during the term of the agreement and do not require the counterparty to add to the underlying securities if their value declines. Foreign repurchase agreements also entail currency risk.

STRATEGIES AVAILABLE TO HIGH GRADE FIXED INCOME, LONG-TERM MORTGAGE BACKED SECURITIES, MORTGAGE BACKED SECURITIES, MONEY MARKET AND LATIN AMERICA EQUITY

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

STRATEGIES AVAILABLE TO HIGH GRADE FIXED INCOME, LONG-TERM MORTGAGE BACKED SECURITIES AND MORTGAGE BACKED SECURITIES

     GUARANTEED MORTGAGE-PASS THROUGH SECURITIES. High Grade Fixed Income, Long-Term Mortgage Backed Securities and Mortgage Backed Securities may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by a Federal Agency or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

     The guaranteed mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

     Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on a Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be Stripped Mortgage Securities.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Funds will not invest in CMO and REMIC residuals.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

     Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

     STRIPPED MORTGAGE SECURITIES. Stripped Mortgage Securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the Securities and Exchange Commission maintains its position that such securities are illiquid.

     Stripped Mortgage Securities usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

     A Fund may purchase Stripped Mortgage Securities for income, or for hedging purposes to protect the Fund's portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

     MORTGAGE DOLLAR ROLLS. The Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While the Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until the future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by the Fund.

     ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. High Grade Fixed Income, Long-Term Mortgage Backed Securities and Mortgage Backed Securities, following revisions to this Prospectus, may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements.

 STRATEGIES AVAILABLE TO LONG-TERM MORTGAGE BACKED SECURITIES AND MORTGAGE BACKED SECURITIES

     INVERSE FLOATERS. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments. The Adviser believes that, notwithstanding the fact that inverse floaters exhibit price volatility, the use of inverse floaters as a component of the Fund's overall portfolio, in light of the Fund's anticipated portfolio composition in the aggregate, is compatible with the Fund's objective.

STRATEGIES AVAILABLE TO THE EQUITY FUNDS (EXCEPT EARNINGS MOMENTUM AND MID-CAP GROWTH) AND HIGH GRADE FIXED INCOME

     FORWARD CURRENCY TRANSACTIONS. The Equity Funds (except Earnings Momentum and Mid-Cap Growth) and High Grade Fixed Income may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund's dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) (i) the time the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) the time an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

     At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer's markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

STRATEGIES AVAILABLE TO THE EQUITY FUNDS AND HIGH YIELD BOND

     CONVERTIBLE SECURITIES. The Equity Funds and High Yield Bond Fund may invest in convertible securities, bonds, debenture, notes, preferred stocks or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the securities worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible securities investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income securities (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

STRATEGIES AVAILABLE TO MID-CAP GROWTH LATIN AMERICA EQUITY AND EMERGING
MARKETS

     LENDING OF PORTFOLIO SECURITIES. The Latin America, Emerging Markets and Mid-Cap Growth Funds may, consistent with applicable regulatory requirements, lend their portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Funds (subject to the notice provisions described below), and are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent or securities of the United States Government (or its agencies or instrumentalities), which are maintained in a segregated account and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets (10% with respect to Mid-Cap Growth). A loan may be terminated by the borrower on one business day's notice, or by a Fund on two business day's notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. Upon termination of the loan, the borrower is required to return the securities to the Funds. Any gain or loss in the market place during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will call the loaned securities, to be delivered within one day after notice, to permit the Fund to vote the securities if the matters involved would have a material effect on the Fund's investment in such loaned securities. A Fund will pay reasonable finder's, administrative and custodian fees in connection with a loan of securities.

STRATEGIES AVAILABLE TO LATIN AMERICA EQUITY AND EMERGING MARKETS

     LATIN AMERICAN PRIVATIZATIONS. The governments of some Latin American countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of Latin America Equity and Emerging Markets in privatizations in appropriate circumstances. In certain Latin American countries, the ability of foreign persons, such as the Funds, to participate in privatizations may be limited by local law, or the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

     DEBT-TO-EQUITY CONVERSIONS. Debt-to-equity conversion programs are sponsored in varying degrees by certain Latin American countries and permit investors to use external debt of a country to make equity investments in local companies. Many conversion programs relate primarily to investments in transportation, communication, utilities and similar infrastructure-related areas. The terms of the programs vary from country to country, but include significant restrictions on the application of the proceeds received in the conversion and on the repatriation of investment profits and capital. In inviting conversion applications by holders of eligible debt, a government will usually specify a minimum discount from par value that it will accept for conversion. The Adviser believes that Latin American debt-to-equity conversion programs may offer investors opportunities to invest in otherwise restricted Latin American equity securities with a potential for significant capital appreciation and, to a limited extent, intends to invest assets of the Fund in such programs in appropriate circumstances. Normally, such investments will be in connection with privatizations. There can be no assurance that debt-to-equity conversion programs will continue or be successful or that the Funds will be able to convert all or any of its Latin American debt portfolio into equity investments.


     LATIN AMERICA DEBT SECURITIES. The Latin America Fund may invest up to 35% of its total assets in Latin American debt securities, together with convertible securities. Emerging Markets may also invest in these securities. The Funds' debt securities may be issued by governmental and corporate issuers, and may be denominated in U.S. dollars, local Latin American currencies, or in the case of certain corporate issuers, other currencies. The principal purpose of such investments will be to enable the Funds' to participate in debt-to-equity conversion programs in connection with privatization transactions sponsored by certain Latin American countries, but the Funds' may also make such investments in order to participate in corporate reorganizations or for other purposes. The portion of the Funds' assets invested in Latin American debt securities may vary within the 35% applicable limit applicable to debt and convertible investments, but is not normally expected to exceed 10% of the Funds' total assets. Latin American debt securities that the Fund may acquire include bonds, notes and debentures of any maturity of Latin American governments, obligations of such governments' agencies, instrumentalities and central banks and of banks and other companies issuing securities that qualify as Latin American securities as defined in the Prospectus.

STRATEGIES AVAILABLE TO ASIA PACIFIC EQUITY, LATIN AMERICA EQUITY AND EMERGING MARKETS

     INVESTMENT IN OTHER INVESTMENT VEHICLES. Investment in other investment companies or similar investment vehicles may be the sole or most practical means by which a Fund can participate in certain Latin American, Asian and other emerging securities markets or invest in particular industries within those markets. Some of these investment vehicles may be closed-end investment companies which may trade at a discount from their net asset value. Such investments may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and are subject to limitations under the 1940 Act (see below) and market availability. There can be no assurance that vehicles or funds for investing in certain Latin American, Asian and other emerging markets countries will be available for investment, particularly in the early stages of the Fund's operations. In addition, special tax considerations may apply. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charges. As a shareholder in an investment company, the Funds would bear their ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay their own management and advisory fees and other expenses. Under the 1940 Act, the Funds generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 3% of its total assets in any one investment company, as long as that investment does not represent more than 5% of the voting stock of the acquired investment company at the time such shares are purchased.

     INVESTMENT FOR THE PURPOSE OF ACQUIRING CONTROL. The Asia Pacific Equity, Latin America Equity and Emerging Markets Funds may acquire the securities of wholly-owned subsidiaries in order to facilitate investing in the securities of certain foreign issuers. The tax laws of certain countries impose a capital gains tax on profits derived from securities dispositions. Certain of these countries have double taxation treaties whereby residents of one country are exempt from taxation on their investments in the securities of issuers in another country. The Funds intend to establish wholly-owned subsidiaries in certain foreign countries to take advantage of these double taxation treaties in order to avoid the imposition of various taxes, including capital gains taxes.



 PRO FORMA PORTFOLIO COMPOSITION OF HIGH YIELD BOND FUND

     The table below reflects the composition by quality rating of High Yield Bond's portfolio as of February 29, 1996. Other assets may include cash and cash equivalents and equity securities. The allocations in the table are not necessarily representative of the composition of the Fund's portfolio at other times. Portfolio composition is likely to change over time.


                  COMPOSITION OF THE HIGH YIELD BOND FUND'S
                       BOND PORTFOLIO BY RATING CATEGORY
              AS A PERCENTAGE OF TOTAL ASSETS ON FEBRUARY 29, 1996

            RATINGS CATEGORY:              MOODY'S              S&P
            ----------------               -------              ---

            Aaa/AAA                          0%                  0%
            Baa/BBB                          0                   1.1
            Ba/BB                           30.6                36.6
            B/B                             67.4                57.6
            Caa/CCC                           .7                 0
            D/D                              0                    .9
            NR/NR                            1.5                 3.8
                                            ----                ----

                TOTAL                       100%                100%

EMERGING MARKET COUNTRY DESIGNATION

     Presently, there are approximately 130 countries considered to be Emerging Market Countries by the World Bank, approximately 40 of which currently have established securities markets. The following is a list of countries not included within the World Bank definition of an Emerging Market Country:

                    Saudi Arabia                 Belgium
                    Ireland                      Austria
                    Spain                        France
                    Israel                       United Arab Emirates
                    Hong Kong                    Germany
                    Singapore                    Denmark
                    New Zealand                  United States
                    Australia                    Sweden
                    The United Kingdom           Finland
                    Italy                        Norway
                    The Netherlands              Japan
                    Kuwait                       Switzerland
                    Canada

DESCRIPTION OF S&P AND MOODY'S RATINGS

S&P

     AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


     Fixed income securities rated AAA, AA, A and BBB are considered investment grade.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-Rating.

     B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) or MINUS (-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S

     Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Fixed income securities which are rated Aaa, Aa, A and Baa are considered investment grade.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                    PART B

                            TCW GALILEO FUNDS, INC.
                     865 SOUTH FIGUEROA STREET, SUITE 1800
                        LOS ANGELES, CALIFORNIA  90017
                                (800) FUND TCW

                               THE GALILEO FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION
                                 MAY 20, 1996

                       _________________________________



     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus dated the same date which describes TCW Galileo Money Market Fund, TCW Galileo High Yield Bond Fund, TCW Galileo High Grade Fixed Income Fund, TCW Galileo Long-Term Mortgage Backed Securities Fund, TCW Galileo Mortgage Backed Securities Fund, TCW Galileo Core Equity Fund, TCW Galileo Small Cap Growth Fund, TCW Earnings Momentum Fund, TCW Galileo Mid-Cap Growth Fund, TCW Galileo Asia Pacific Equity Fund, TCW Galileo Emerging Markets Fund and TCW Galileo Latin America Equity Fund. This Statement of Additional Information should be read in conjunction with the Prospectus. A Prospectus may be obtained without charge by writing TCW Galileo Funds, Inc., Attention: Shareholder Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Company's Shareholder Relations Department at (800) FUND TCW. This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----

GENERAL INFORMATION..............................................     B-3

INVESTMENT PRACTICES.............................................     B-4
 (See the Appendix to the Prospectus)

RISK FACTORS.....................................................     B-16
 (See "Risk Considerations" in the Prospectus)

INVESTMENT RESTRICTIONS..........................................     B-24

DIRECTORS AND OFFICERS OF THE COMPANY............................     B-28

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS..................     B-33

DETERMINATION OF NET ASSET VALUE.................................     B-36
 (See "Net Asset Value" in the Prospectus)

HOW TO BUY AND REDEEM SHARES.....................................     B-37
 (See "Purchase of Shares" and "Redemption
 and Exchange of Shares" in the Prospectus)

HOW TO EXCHANGE SHARES...........................................     B-37
 (See "Redemption and Exchange of Shares" in the Prospectus)

EXCHANGES-IN-KIND...........................................          B-38

DISTRIBUTIONS AND TAXES......................................      .  B-38
 (See "Dividends, Distributions and Taxes" in the Prospectus)

INVESTMENT RESULTS..........................................          B-41
 (See "Performance Information" in the Prospectus)

FINANCIAL STATEMENTS........................................          B-44

                              GENERAL INFORMATION


     TCW Galileo Funds, Inc. (the "Company") is an open-end management investment company that was incorporated on September 15, 1992 as a Maryland corporation. It currently offers shares of common stock in twelve no load mutual funds known as the Galileo Funds.

     As of February 29, 1996, the following shareholders owned of record 5% or more of the outstanding shares of the following Funds: HIGH GRADE FIXED INCOME -- Wells Fargo Bank, Trustee FBO Freedom Comm. Inc. Retirement Plan (5.53%), Bank of California, Trustee, Leavey Foundation Trust (14.04%), Mead Foundation (10.38%), TCW Profit Sharing and Savings Plan (10.16%) and Meehan Charitable Trust (19.74%); HIGH YIELD BOND -- McCarthy Revocable Trust (6.96%) and Three-M Operating Subsidiary Ltd. (6.43%); LONG-TERM MORTGAGE BACKED SECURITIES -- First Interstate Bank of Oregon, Custodian, Alliance Healthcare Foundation (5.51%), Catholic Health Corporation Retirement Plan (15.40%), Catholic Health Corporation Health Services Self Protected Fund (13.33%), Firnap & Co. c/o First Interstate Bank of Oregon (10.87%), Genesee Corp. (7.52%), Bank of California, Custodian, Leavey Foundation Trust (6.59%), USNB, Custodian, Sierra Health Foundation (12.35%), and United Negro College Fund Campaign 2000 (5.55%); MORTGAGE BACKED SECURITIES -- Buck Consulting Actuaries Inc. (11.71%), Amsouth Bank of Alabama, Custodian, Infirmary Health Systems, Inc. (9.56%), Mac & Co. 504-952, Mellon Bank, NA (31.57%), St. Vincents Medical Center Foundation (9.79%), and United Negro College Fund Campaign 2000 (6.26%); LATIN AMERICA EQUITY -- Ministers & Missionaries Benefit Board (44.64%) and Princeton University Investment Co. (38.14%); ASIA PACIFIC EQUITY --Hawaii Electricians Pension Fund (16.18%), Sobrato 1979 Revocable Trust (5.73%), Three-M
Operating Subsidiary Ltd. (7.05%), Lamb Partners (6.87%) and TCW Profit Sharing and Savings Plan (5.24%); EMERGING MARKETS -- Bentley College (7.64%), Duke Endowment Trust (9.74%), Bank of California, Custodian, Leavey Foundation Trust (5.00%), and Mac & Co. 861-520, Mellon Bank, NA (17.83%); CORE EQUITY --Duke Endowment Trust (8.21%), Egleston Children's Hospital (5.55%), and Santa Barbara Foundation (5.41%); SMALL CAP GROWTH -- Tranan Management Corp. (5.18%) and Allbrook TCW Partners (7.28%); EARNINGS MOMENTUM -- Duke Endowment Trust (12.87%), McCarthy Revocable Trust (7.76%) and Three-M Operating Subsidiary
Ltd. (5.55%);and MONEY MARKET -- Childrens Hospital of LA (6.74%), and Saxon and Co. FBO PNC (45.69%). All communications to these shareholders can be addressed to TCW Funds Management, Inc, 865 South Figueroa Street, 18th Floor, Los Angeles, California, 90017, Attention: Shareholder Relations Department.

                             INVESTMENT PRACTICES

STRATEGIES AVAILABLE TO ALL FUNDS

     MONEY MARKET INSTRUMENTS. All Funds may invest in money market instruments, although the Bond Funds and Equity Funds may do so for defensive or temporary purposes only. These instruments are limited to:

          U.S. Government Securities.  Obligations issued or guaranteed as to
          --------------------------
     principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

          Bank Obligations.
          ----------------

               (Bond Funds and Equity Funds) Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

               (Money Market) U.S. dollar denominated instruments issued or guaranteed by the 50 largest bank holding companies in the United States, in terms of total assets, their subsidiaries and their London branches. Such bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation;

          Eurodollar Certificates of Deposit.  (Bond Funds and Equity Funds)
          ----------------------------------
     Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

          Obligations of Savings Institutions.  (Bond Funds and Equity Funds)
          -----------------------------------
     Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);

          Fully Insured Certificates of Deposit.  (Bond Funds and Equity Funds)
          -------------------------------------
     Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

          Commercial Paper.  The Bond Funds and the Equity Funds may purchase
          ----------------
     commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P's or Aaa by Moody's. Money Market may purchase commercial paper rated the highest grade by S&P or Moody's, or, if not rated, issued by a company which has an outstanding debt issue which the Adviser determines to be of comparable quality;

          World Bank Securities.  (Money Market) Obligations of the
          ---------------------
     International Bank for Reconstruction and Development, also known as the World Bank (these obligations are supported by subscribed but unpaid commitments of member countries, and there is no assurance that these commitments will be undertaken or complied with in the future.

          Money Market Mutual Funds.  (Bond Funds and Equity Funds)  Shares of
          -------------------------
     United States money market investment companies not affiliated with the Adviser, subject to applicable legal restrictions and the Adviser's determination that such investments are beneficial to the relevant Fund and appropriate in view of such considerations as yield (taking into account the advisory fees and expenses of the money market fund), quality and liquidity.

STRATEGIES AVAILABLE TO ALL BOND FUNDS AND EQUITY FUNDS

     WHEN, AS AND IF ISSUED SECURITIES. The Bond Funds and the Equity Funds may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government Securities or other liquid high grade debt portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five Business Days (as defined in the Prospectus under "Purchase of Shares") of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. Each Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

STRATEGIES AVAILABLE TO ALL BOND FUNDS AND EQUITY FUNDS EXCEPT MID-CAP
GROWTH

     OPTIONS. The Bond Funds and the Equity Funds (except Mid-Cap Growth) may purchase and write (sell) call and put options as described in the Prospectus Appendix, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions ("OTC Options").

     Exchange-listed options are issued by the Options Clearing Corporation ("OCC") (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Fund's management.

     COVERED CALL WRITING. The Bond Funds and the Equity Funds (except Mid-Cap Growth) are permitted to write covered call options on securities and (for The Equity Funds, except Mid-Cap Growth, and High Grade Fixed Income) on the U.S. Dollar and foreign currencies. Generally, a call option is "covered" if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury bills, a Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by a Fund in cash, U.S. Government Securities or other liquid high grade debt obligations which a Fund holds in a segregated account maintained with its custodian.

     The writer of an option receives from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

     However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

     As regards listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

     If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

     COVERED PUT WRITING. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's custodian, cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government Securities or other liquid high grade debt obligations which the Fund holds in a segregated account maintained at its custodian. In writing puts, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     The Funds will write put options for three purposes: (a) to receive the income derived from the premiums paid by purchasers; (b) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (c) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

     PURCHASING CALL AND PUT OPTIONS. A Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

     A Fund may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.



     OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if a Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, a Fund will hold the Treasury bills in a segregated account with its custodian, so that they will be treated as being covered .

     OPTIONS ON FOREIGN CURRENCIES. The Equity Funds (except Mid-Cap Growth) and High Grade Fixed Income may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. See the Appendix to the Prospectus. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of these Funds may also purchase call and put options to close out written option positions.

     Each of these Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which a Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

     The markets in foreign currency options are relatively new and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $l million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     FUTURES CONTRACTS. The Bond Funds and the Equity Funds (except Mid-Cap Growth) may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), on securities eligible for purchase by the Fund. No Fund may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Fund's total assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading

Commission ("CFTC") under which each Fund is exempted from registration as a commodity pool operator, a Fund may enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio or as long as the gross market exposure collectively attained through such positions does not denominate the total market exposure of the Fund's portfolio. This means that the underlying commodity value of gross combined futures and options on futures positions may not exceed the value of the Fund's other portfolio securities.

     A Fund will purchase or sell futures on fixed-income securities for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell an interest rate futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. Although most interest rate futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

     When a Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government Securities or other high grade short-term obligations equal to approximately 2% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government

Securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract.

     A Fund will purchase or sell futures on various currencies in which its portfolio securities are denominated for the purposes of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to "lock-in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's denominated currency vis-a-vis a different currency.

     Generally, foreign currency futures provide for the commitment of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. See the Appendix to the Prospectus. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

     A Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio securities against changes in their prices. If the Adviser anticipates that the prices of securities held by a Fund may fall, the Fund may sell an index futures contract. Conversely, if a Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.

      An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account. Each Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. A Fund may be required to make additional margin payments during the term of the contract.

     At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

     OPTIONS ON FUTURES CONTRACTS. The Bond Funds and the Equity Funds may also purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, a Fund wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Fund seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund's portfolio.

STRATEGIES AVAILABLE TO HIGH YIELD BOND

     CANADIAN SECURITIES. High Yield Bond may purchase securities issued or guaranteed by Canadian companies, provided that the principal of and interest on such securities is payable in United States dollars. The Fund will not otherwise invest in securities of foreign issuers. Such securities may be subject to Canadian taxes which would reduce the effective yield.

STRATEGIES AVAILABLE TO HIGH YIELD BOND AND THE EQUITY FUNDS

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. The Funds will not invest in convertible securities unless the securities are rated at least "B" by Moody's or S&P or, if the securities are unrated, the Adviser concludes that the credit characteristics of the issuers of such securities and/or the protection afforded by the terms of the securities limit the risk to a level comparable to that of securities that are rated at least "B." Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     Core Equity may also invest in Eurodollar convertible securities, and Emerging Markets and Latin America Equity may invest in Eurodollar convertible securities convertible into Latin American securities. Eurodollar convertible securities are fixed income securities of a U.S. issuer or a foreign issuer that are denominated in U.S. dollars and issued outside the United States. They are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. Each of these Funds may also invest in convertible securities that are convertible into or exchangeable for (a) foreign equity securities (Emerging Markets and Latin American, in the case of Latin America Equity) listed, or represented by "Depositary Instruments" (as defined in the Prospectus under "Investment Objectives and Policies -TCW Galileo Core Equity Fund") listed, on securities exchanges or traded in other regulated markets in the United States or (b) publicly traded equity securities eligible for purchase by the Fund.

                                 RISK FACTORS

ALL FUNDS

     RATING CATEGORIES. A description of the rating categories as published by Moody's and S&P is set forth in the Appendix to this Statement of Additional Information. Ratings assigned by Moody's and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. Further explanations of the significance of ratings should be obtained from Moody's and S&P. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

     RESTRICTED SECURITIES. Each Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. The Adviser, pursuant to procedures adopted by the Board of Directors of the Company, will make a determination as to the liquidity of each restricted security purchased by a Fund. If a restricted security is determined to be "liquid," it will not be included within the category "illiquid securities," which under each Bond Fund's and Equity Fund's current policies may not exceed 15% of the Fund's net assets and which under Money Market's current policies may not exceed 10% of the Fund's net assets.

     Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The Securities and Exchange Commission has recently adopted Rule 144A under the Securities Act, which permits each Fund to sell restricted securities to qualified institutional buyers without limitation. The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Adviser may not possess all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

     OPTIONS TRANSACTIONS. In addition to the risk considerations set forth in the Prospectus under "Risk Considerations -- Options," options are subject to the following risks.

     The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government Securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

     As discussed in the Prospectus, a Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

     Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

     In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

     Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The extent to which a Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and a Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

     FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. It is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of a Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

     If a Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     Each Fund will enter into transactions in futures contracts for hedging purposes only. The Commodity Futures Trading Commission defines hedging purposes as either: (a) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which a Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge or (b) the underlying value of all long positions in futures contracts will not exceed the total value of (i) all short-term debt obligations held by the Fund; (ii) cash held by the Fund; (iii) cash proceeds due to the Fund on investments within 30 days; (iv) the margin deposited on the contracts; and (v) any unrealized appreciation in the value of the contracts.

     If a Fund has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its custodian, cash, U.S. Government Securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a Fund holds a long position in a futures contract it will hold cash, U.S. Government Securities or other high grade debt obligations equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy, of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     While the futures contracts and options transactions to be engaged in by a Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which a Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     There may exist an imperfect correlation between the price movements of futures contracts purchased by a Fund and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities or currency markets and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     The extent to which a Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes" in the Prospectus).

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

PORTFOLIO TURNOVER

     A portfolio turnover rate of 100% would occur if all of a Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of the value of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities.

Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

     Certain practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities.

BROKERAGE PRACTICES

     The Adviser is responsible for the placement of the Funds' portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Fixed income and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Both fixed income and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Adviser seeks to obtain the best execution for the Fund, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

     Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Adviser considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Adviser to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Adviser may effect transactions which cause a Fund to pay a commission or net price in excess of a commission or net price which another broker-dealer would have charged if the Adviser first determines that such commission or net price is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer to the Fund.

     Research services include such items as reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, buyers, and sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions.

     Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees. No Fund pays any mark-up over the market price of securities acquired in principal transactions in consideration for research services provided.

     The Adviser maintains an internal allocation procedure to identify those broker-dealers who have provided it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Adviser believes are useful. When the Adviser receives products or services that are used both for research and other purposes, it makes a good faith allocation. While the non-research portion will be paid in cash by the Adviser, the portion attributable to research may be paid through brokerage commissions.

     Research services furnished by broker-dealers may be used in providing services for any or all of the clients of the Adviser, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

     During the fiscal period ended December 31, 1993, Core Equity, High Yield and Latin America Equity paid $97,116, $36 and $613,568 in brokerage commissions, respectively. For the fiscal period ended October 31, 1994, Core Equity, Small Cap Growth, Asia Pacific Equity, Latin America Equity and Emerging Markets paid $235,387, $244,413, $297,785, $1,174,489 and $365,789 in brokerage commissions, respectively. For the fiscal year ended October 31, 1995, Core Equity, Small Cap Growth, Earnings Momentum, Asia Pacific Equity, Latin America Equity and Emerging Markets paid $391,662, $205,604, $280,024, $564,590,
$423,996 and $414,350 in brokerage commissions, respectively.

                            INVESTMENT RESTRICTIONS

     The investment restrictions numbered 1 through 8 below have been adopted by the Company with respect to the Funds as fundamental policies (except as otherwise provided in 1). In addition, the restrictions numbered 11, 13, 16 and 17 have also been adopted by the Company as fundamental policies with respect to Money Market. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding shares of the affected Fund. Investment restrictions 9 through 15 with respect to a Bond Fund or Equity Fund and 9, 10, 12 and 14 with respect to Money Market may be changed by vote of a majority of the Company's Board of Directors at any time.

     Investment policies adopted by the Company are:

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, (b) High Grade Fixed Income, Long-Term Mortgage Backed Securities, Mortgage Backed Securities, Latin America Equity and Money Market may each enter into reverse repurchase agreements, (c) High Grade Fixed Income, Long-Term Mortgage Backed Securities and Mortgage Backed Securities may utilize mortgage dollar rolls, and (d) each Fund other than Money Market may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% (or, in the case of Money Market, 10%) of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% (or, in the case of Money Market, 10%) of the value of a Fund's total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund's purchase of U.S. Government Securities, and, in the case of Money Market, to the purchase of obligations of domestic branches of United States banks. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer's principal or major business activities.

5. No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and except that High Grade Fixed Income, Long-Term Mortgage Backed Securities and Mortgage Backed Securities are not prohibited from investing in real estate mortgage loans.

6. No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. No Fund will invest in commodities or commodities contracts, except that each Bond Fund or Equity Fund may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

10. No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof except that Asia Pacific Equity, Emerging Markets and Latin America Equity may acquire the securities of subsidiaries in order to facilitate investing in the securities of foreign issuers.

11. No Fund will purchase illiquid securities or other securities that are not readily marketable if more than 15% (or, in the case of Money Market, 10%) of the net assets of the Fund would be invested in such securities, which include: (a) repurchase agreements with maturities greater than seven calendar days; (b) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (c) over-the-counter options; (d) variable rate demand notes with a demand period of more than seven days; and (e) foreign securities not traded on a recognized domestic or foreign exchange or developed over-the-counter market, to the extent a liquid secondary market does not exist for such instruments.

12. No Fund will purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that each Fund may (a) purchase put and call options if the aggregate premiums paid on all such options which are held by the Fund at any time do not exceed 20% of the Fund's total assets, and
     (b) write covered put and call options if the aggregate value of the securities underlying the calls, the obligations underlying the puts, or the futures contracts underlying options on futures determined as of the date the options are sold does not exceed 25% of the Fund's total assets.

13. No Fund (except the Equity Funds) will purchase the securities of any issuer (other than U.S. Government Securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that for the Bond Funds up to 25% of the value of the Fund's total assets may be invested without regard to the 5% Limitation. No Fund (except the Equity Funds) will purchase more than 10% of the voting securities of any one issuer (the "10% Limitation"), except that up to 25% of the value of the Fund's assets may be invested without regard to the 10% Limitation. Each Equity Fund will limit its investments so that at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses and
     (b) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer (other than U.S. Government Securities) and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

14. No Fund (except Asia Pacific Equity and Emerging Markets) will invest more than 5% of the value of the Fund's net assets in warrants (valued at the lower of cost or market). In addition, no Fund (except Asia Pacific Equity and Emerging Markets) will invest more than 2% of the value of the Fund's net assets in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

15. Latin America Equity will invest no more than 35% of its total assets in Latin American debt and convertible securities except for defensive or temporary investments in money market instruments.

16. Money Market may not purchase securities of other investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of the acquired company, (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (c) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, except to the extent permitted by the Investment Company Act of 1940 and any applicable rules or exemptive orders issued thereunder.

17. Money Market may not purchase any security that matures more than one year from the date of purchase or which has an implied maturity of more than one year. For the purposes of satisfying this requirement, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

     a. An instrument that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     b. A variable rate instrument not subject to an interest rate cap, the principal amount of which is scheduled on the face of the instrument to be paid in 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

     c. A variable rate instrument that is subject to a demand feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     d. A floating rate instrument that is subject to a demand feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     e. A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

     f. A portfolio lending agreement shall be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by "marking to market" daily. Money Market currently has no intention of engaging in lending portfolio securities.

     The Company may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states. Should the Company determine that any such delivery is no longer in the best interests of the Fund and its shareholders, the Company will revoke the commitment by terminating the sale of shares of the Fund in the state involved. The percentage limitations contained in the restrictions listed above apply, with the exception of (1) and (11), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

                     DIRECTORS AND OFFICERS OF THE COMPANY

     A board of five directors is responsible for overseeing the Fund's affairs. The Fund has an executive committee, consisting of Marc I. Stern, Chairman, John
C. Argue and Thomas E. Larkin, which may act for the Board of Directors between meetings, except where Board action is required by law. The directors and officers of the Fund, and their business addresses and their principal occupations for the last five years are set forth below.

Name and Address                  Principal Occupations and Other Affiliations
----------------                  --------------------------------------------

Marc I. Stern* (51)               President, The TCW Group, Inc.(formerly
Chairman                          TCW Management Company) and the Adviser
865 South Figueroa Street         since May 1992; Vice Chairman, TCW Asset
Los Angeles, California  90017    Management Company; Chairman, TCW Americas
                                  Development, Inc. since November 1990;
                                  Chairman; TCW Asia Ltd. and TCW London
                                  International, Limited since March 1993;
                                  Executive Vice President, Trust Company of
                                  the West since May 1993.  Financial
                                  Consultant from June 1990 to May 1992;
                                  Trustee, of a group of open-end and
                                  closed-end investment companies which are
                                  managed by Dean Witter Services Company Inc.,
                                  a wholly-owned subsidiary of Dean Witter
                                  InterCapital, Inc. (the "TCW/DW Funds")
                                  since April 1995.

Thomas E. Larkin, Jr.* (56)       President, Trust Company of the West;
Director and President            Vice Chairman, TCW Asset Management
865 South Figueroa Street         Company; Executive Vice President and
Los Angeles, California 90017     Group Managing Director, The TCW
                                  Group, Inc.; Chairman and Managing
                                  Director of the Adviser; Vice
                                  Chairman, Advisory Council for the
                                  College of Business Administration of
                                  the University of Notre Dame;
                                  Director, California Pediatric and
                                  Family Medicine Center; Senior Vice
                                  President, TCW Convertible Securities
                                  Fund, Inc.; President and Trustee,
                                  TCW/DW Funds since March 1992.

John C. Argue (63)                Of Counsel, Argue Pearson Harbison &
Director                          Myers (law firm); Director, Avery
801 South Flower Street           Dennison Corporation (manufacturer of
Los Angeles, California 90017     self-adhesive products and office
                                  supplies), Coast Federal Savings Bank
                                  (savings bank) and CalMat Company
                                  (producer of aggregates, asphalt and
                                  ready mixed concrete); Chairman, Rose
                                  Hills Memorial Park (cemetery);
                                  Advisory Director, LAACO Ltd. (owner
                                  and operator of private clubs and
                                  real estate); Director or trustee of
                                  various business and not-for profit
                                  corporations; Trustee of the
                                  University of California, Occidental
                                  College and Pomona College; Trustee,
                                  TCW/DW Funds since March 1992.


Norman Barker, Jr. (73)                Former Chairman of the Board, First
Director                               Interstate Bank of California and
707 Wilshire Blvd.                     former Vice Chairman of the Board,
Los Angeles, CA  90017                 First Interstate Bancorp; Director,
                                       American Health Properties, Inc.,
                                       Pacific American Income Shares, Inc.,
                                       SPI Pharmaceuticals, Inc., ICN
                                       Pharmaceuticals, Inc. and Southern
                                       California Edison Company; Director,
                                       TCW Convertible Securities Fund, Inc.




Richard W. Call (71)                   President, The Seaver Institute (a
800 West 6th Street                    private foundation); Director, TCW
Los Angeles, CA  90017                 Convertible Securities Fund, Inc.

-------------------------
* Directors who are or may be deemed to be "interested persons" of the Company as defined in the 1940 Act. Mr. Stern and Mr. Larkin are both officers of the Adviser.

COMPENSATION OF INDEPENDENT DIRECTORS

     The Company pays each Independent Director an annual fee of $35,000 plus a per meeting fee of $500 for meetings of the Board of Directors or Committees of the Board of Directors attended by the Director prorated among the Funds. The Company also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Company who are employed by the Adviser or an affiliated company thereof receive no compensation nor expense reimbursement from the Company.

     The following table illustrates the compensation paid to the Company's Independent Directors by the Company for the fiscal year ended October 31, 1995.


                                                   Aggregate Compensation
     Name of Independent Director                    From the Company
     ----------------------------                  ----------------------
     John C. Argue................................................$37,500

     Norman Barker, Jr. ...........................................37,500

     Richard W. Call...............................................37,500

     The following table illustrates the total compensation paid to Company's Independent Directors for the calendar year ended December 31, 1995 by the 13 TCW/DW Funds, in the case of Mr. Argue, and the TCW Convertible Securities Fund, Inc. in the case of Messrs.

Barker and Call, as well as from the Company. The TCW/DW Funds and TCW Convertible Securities Funds, Inc. are included solely because the Company's Adviser, TCW Funds Management, Inc., also serves as investment adviser to those investment companies.


                                                                                              Total Cash
                                                                                        Compensation from the
                                                          For Service as Director         TCW Galileo Funds,
                           For Service as Trustee          and Committee Member            Inc., 13 TCW/DW
                            and Committee Member          of the TCW Convertible          Funds, and the TCW
Name of Independent                of 13                        Securities                   Convertible
     Director                   TCW/DW Funds                    Fund, Inc.              Securities Fund, Inc.
-------------------       ---------------------           ----------------------         ----------------------
  John C. Argue                  $68,038                           --                           $105,538

Norman Barker, Jr.                --                             $10,500                          48,000

 Richard W. Call                                                  11,250                         48,750

The officers of the Company who are not also directors of the Company are:

                                  Position(s) Held         Principal Occupations(s)
Name and Address                    with Company            During Past 5 Years(1)
---------------------             ----------------         --------------------
Alvin R. Albe, Jr.+ (42)          Senior Vice              Executive Vice President, Finance
                                  President                and Administration, The TCW Group,
                                                           Inc., Trust Company of the West and
                                                           TCW Asset Management Company
                                                           since April 1991 and of the Adviser
                                                           since February 1992; formerly
                                                           President of Oakmont Corporation
                                                           (investment management services).

Michael E. Cahill+ (45)           Senior Vice              Managing Director, General Counsel
                                  President,               and Secretary, The TCW Group, Inc.,
                                  General                  Trust Company of the West and TCW
                                  Counsel                  Asset Management Company since
                                  and Assistant            September 1991 and of the Adviser
                                  Secretary                since March 1992; formerly General
                                                           Counsel and Senior Vice President of
                                                           Act III Communications (media and
                                                           entertainment business).

Ronald E. Robison+ (57)          Senior Vice              Managing Director, Trust Company of
                                 President                the West and TCW Asset Management
                                                          Company; Managing Director and
                                                          Chief Operating Officer, the Adviser;
                                                          Senior Vice President and Chief
                                                          Operating Officer, TCW Convertible
                                                          Securities Fund, Inc.


David K. Sandie+ (40)            Senior Vice              Managing Director, Chief Financial
                                 President,               Officer and Assistant Secretary, The
                                 Principal                TCW Group, Inc., Trust Company of
                                 Accounting               the West, TCW Asset Management
                                 Officer and              Company and the Adviser; Principal
                                 Treasurer                Accounting Officer, Treasurer and
                                                          Assistant Secretary, TCW Convertible
                                                          Securities Fund, Inc.


Jeffrey Peterson+ (50)           Senior Vice              Managing Director, Trust Company of
                                 President                the West and TCW Asset Manage
                                                          ment Company since 1992; President,
                                                          TCW Brokerage Services since
                                                          January 1994; formerly Managing
                                                          Director, Kidder Peabody & Co.;
                                                          Director, The Presley Companies
                                                          (publicly-traded home builder).


Philip K. Holl+ (46)             Secretary                Vice President and Associate General
                                                          Counsel, Trust Company of the West,
                                                          TCW Asset Management Company
                                                          and the Adviser; Secretary to TCW
                                                          Convertible Securities Fund, Inc.,
                                                          formerly General Counsel and
                                                          Secretary to The Reserve Group of
                                                          Mutual Funds (New York).

______________________


(1) Positions with The TCW Group, Inc. and its affiliates may have changed over time.

+    Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California
     90017

     In addition, Hilary G.D. Lord is Senior Vice President, Chief Compliance Officer and Assistant Secretary of the Adviser. Marie M. Bender and Cathryn M. Taylor are Vice Presidents, Associate General Counsels and Assistant Secretaries of the Adviser. Mohan V. Phansalkar is Assistant Vice President and Assistant Secretary of the Adviser. The directors and officers of the Company collectively own less than 1% of the outstanding shares of any Fund.

                INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

     The Company and the Adviser are parties to the Advisory Agreement. Under the Advisory Agreement, the Company retains the Adviser to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Company's business affairs subject to control by the Board of Directors of the Company. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of the Company's investment objectives.

      The Adviser has retained, at its sole expense, two affiliated companies to act as Sub-Adviser to certain of the Funds. TCW Asia Limited acts as a Sub-Adviser to Asia Pacific Equity and Emerging Markets and TCW London International, Limited is a Sub-Adviser to Emerging Markets (the "Sub-Adviser"). The Sub-Advisers provide their respective Fund with investment advice and portfolio management subject to the overall supervision of the Adviser. For their services the Sub-Advisers receive from the Adviser an annual fee at a rate of 1.00% of the Fund's net assets for which the Sub-Adviser renders investment advisory services.

      The Adviser furnishes to the Company office space at such places as are agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments and keeping the general accounts and records of the Company (exclusive of the necessary records of any transfer agent, registrar, dividend disbursing or reinvesting agent or custodian) and arranges for officers or employees of the Adviser to serve, without compensation from the Company, as officers, directors or employees of the Company if desired and reasonably required by the Company.

      As compensation for the services rendered, facilities furnished, and expenses paid by the Adviser, it is paid monthly fees by the Funds computed at the following annual rates, based on each of the Fund's net assets:

                                          ANNUAL MANAGEMENT FEE
               FUND                   (AS PERCENT OF NET ASSET VALUE)
               ----                   -------------------------------
               Money Market                           .25%
               High Yield Bond                        .75%
               High Grade                             .40%
               Long-Term Mortgage Backed              .50%
               Mortgage Backed                        .50%
               Core Equity                            .75%
               Small Cap Growth                      1.00%
               Earnings Momentum                     1.00%
               Asia Pacific Equity                   1.00%
               Emerging Markets                      1.00%
               Latin America                         1.00%


     The fee allocable to each Fund is calculated daily by applying the annual management fee percent for the Fund to the Fund's net asset value. The fee is payable for each calendar month as soon as practicable after the end of that month. In addition, each Bond Fund and Equity Fund reimburses the Adviser for the costs of providing accounting services to the Fund, including maintaining the Fund's financial books and records, calculating its daily net asset value, and preparing its financial statements, in an amount not exceeding $35,000 for any fiscal year (subject to the expense limited described below). Money Market also reimburses the Adviser for the Fund's accounting services, but in an amount not exceeding 0.10% of the Fund's average daily net assets. The total amounts paid, net of any expense reimbursement, to the Adviser for the fiscal period ended December 31, 1993 were: Money Market - $379,016; High Yield Bond - $307,918; High Grade - $31,050; Long-Term Mortgage Backed Securities - $41,081; Mortgage Backed Securities - $381,441; Core Equity - $202,134; and Latin America Equity - $470,730. For the fiscal period ended October 31, 1994 the total amounts, net of any expense reimbursement were: Money Market - $46,568; High Yield Bond - $462,669; High Grade - $104,626; Long-Term Mortgage Backed - $164,317; Mortgage Backed - $633,297; Core Equity - $676,603; Small Cap Growth- $188,092; Asia Pacific Equity - $282,692; Emerging Markets - $368,538; and Latin America Equity - $976,475. The total amounts paid, net of any expense reimbursement, for the fiscal year ended October 31, 1995 were: Money Market - $304,000; High Yield Bond - $708,000; High Grade - $143,000; Long-Term Mortgage Backed Securities - $353,000; Mortgage Backed - $494,000; Core Equity - $1,214,000; Small Cap Growth - $444,000; Earnings Momentum - $517,000; Asia Pacific - $441,000; Emerging Markets - $555,000; and Latin America Equity - $610,000.

     Except for expenses specifically assumed by the Adviser under the Advisory Agreement, each Fund bears all expenses incurred in its operations. Fund expenses include the fee of the Adviser; compensation and expenses of directors of the Company who are not officers or employees of the Adviser; registration, filing and other fees in connection with filings with regulatory authorities; fees and expenses of independent accountants; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer and dividend disbursing agent charges; brokerage fees and commissions and securities transaction costs; taxes and corporate fees; legal fees; the fees of any trade association; the cost of stock certificates, if any, representing shares of the Fund; the organizational and offering expenses, whether or not advanced by the Adviser; expenses of shareholder and director meetings; premiums for the fidelity bond and any errors and omissions insurance; interest and taxes; and any other ordinary or extraordinary expenses incurred in the course of the Fund's business. With respect to Money Market and Mid-Cap Growth, the Adviser has agreed to reduce its fee from the Fund, or to pay the operating expenses of the Fund, to the extent necessary to limit the ordinary annual operating expenses (including amortization of organizational expenses) of the Fund (other than brokerage fees and commissions, interest, taxes and certain extraordinary expenses), to .40% and 1.20% respectively of their average daily net assets until December 31, 1996.

     The Advisory Agreement also provides that each Fund (except for Money Market) will reimburse the Adviser for the Fund's organizational expenses, up to a maximum amount of $50,000 per Fund. Such organizational expenses will be amortized by each Fund over five years.

     The Advisory Agreement was approved by each Fund's initial shareholder and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (b) vote of a majority of the directors who are not "interested persons" of the Company or the Adviser (the Independent Directors), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty at any time on 60 days' written notice, by vote of a majority of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement terminates automatically in the event of assignment. The Sub-Advisory Agreements, as amended and restated, were approved by the shareholders of Asia Pacific Equity and Emerging Markets at a Special Meeting of Shareholders held November 1, 1995.

     The Company has acknowledged that the name "TCW" is owned by The TCW Group, Inc. (formerly, TCW Management Company) ("TCW"), the parent of the Adviser. The Company has agreed to change its name and the name of the Funds at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Company may enter is terminated.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where a Fund's shares are qualified for sale, the compensation due the Adviser for such fiscal year shall be reduced by the amount of such excess. Ordinary business expenses do not include (a) interest and taxes, (b) brokerage commissions, (c) certain litigation and indemnification expenses as described in the Advisory Agreement, and (d) other extraordinary business expenses. The Advisory Agreement and Sub-Advisory Agreements also provides that the Adviser and Sub-Advisers shall not be liable to the Company for any actions or omissions if it acted in good faith without gross negligence, willful misfeasance, bad faith, or reckless disregard of their duties.

CODE OF ETHICS

     The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black out period" prior or subsequent to a Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a client of such manager; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the Report of the Advisory Group on Personal Investing of the Investment Company Institute.

                       DETERMINATION OF NET ASSET VALUE

     As discussed in the Prospectus, the Company will not calculate the net asset value of the Funds on certain holidays and when there is no activity in a Fund's shares. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

     A Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

                         HOW TO BUY AND REDEEM SHARES

     Shares in a Fund may be purchased and redeemed in the manner described in the Prospectus and in this Statement of Additional Information.

COMPUTATION OF PUBLIC OFFERING PRICES

     The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See "Determination of Net Asset Value", above.

DISTRIBUTIONS IN KIND

     If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

                            HOW TO EXCHANGE SHARES

     A shareholder may exchange all or part of its shares of one Fund for shares of another Fund (subject to receipt of any required state securities law clearances with respect to certain Funds in the shareholder's state of residence). An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. See "Distributions and Taxes" below.

     The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. The Company reserves the right to reject any exchange request.

     As described in the Prospectus, the exchange privilege may be terminated or revised by the Company.

                               EXCHANGES-IN-KIND

     Securities which may be accepted in exchange for shares of any Fund must
(1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by, at a minimum, a listing on a recognized stock exchange.

                            DISTRIBUTIONS AND TAXES

     Each of the Funds intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to United States corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement.

     To qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities or foreign currencies or options, futures or forward contracts (other than with respect to foreign currencies, or options, futures or forward contracts on foreign currencies, that are directly related to the Fund's principal business of investing in stock or securities which are held less than 3 months); and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash items, U.S. Government Securities and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities) or in the securities of two or more issuers (other than U.S. Government Securities) which the Fund controls (i.e., holds at least 20% of the combined voting power) and which are engaged in the same or similar trades or businesses or related trades or businesses. A Fund's employment of the investment strategies described in this Statement of Additional Information and in the Prospectus may be limited by these requirements for qualification. Nevertheless, management of the Funds is committed to operate the Funds in a manner so as to qualify each Fund as a regulated investment company.

     With respect to the Equity Funds that invest in foreign currency or forward foreign exchange contracts and High Grade Fixed Income, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, provided such gains are directly related to the Fund's principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

     Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Internal Revenue Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

     As a general rule, a Fund's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder's gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund or securities for shares in a Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

     Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

     While only the Equity Funds expect to realize a significant amount of net long-term capital gains, any such realized gains will be distributed as described in the Prospectus. See "Dividends, Distributions and Taxes" in the Prospectus. Such distributions ("capital gain dividends"), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to the shareholder after the close of the Fund's prior taxable year. A Fund may be subject to taxes in foreign countries in which each invests. If such a Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to the shareholders of the Fund. It is not anticipated that any taxes at the Fund level with respect to investments in PFICs will be significant.

     Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that calendar year and at least 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

     Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

     If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his social security number. The 31% "backup withholding" tax is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

     Dividends to shareholders who are non-resident aliens may be subject to a 30% United States withholding tax under provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders should consult their own tax advisers.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Internal Revenue Code sections and the Treasury Regulations promulgated thereunder. The Internal Revenue Code and these Regulations are subject to change by legislative or administrative action.

     Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisers with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in the Fund.

                              INVESTMENT RESULTS

     From time to time, the Company may quote the performance of a Fund in terms of yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in other published material.

     The Bond Funds may quote a 30-day yield figures which is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                          YIELD = 2[(a-b) + 1)/6/ - 1]
                                     ---
                                    cd

Where:    a =   dividends and interest earned during the period.

          b =   expenses accrued for the period (net of reimbursement).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

     For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by one of the Bond Funds at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     The yield of Money Market is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven calendar day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. Money Market may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in Money Market, their quality and length of maturity, and the Fund's operating expenses. The length of maturity for the Fund is the average dollar weighted maturity of the Fund. This means that the Fund has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     Each Bond Fund's and Equity Fund's total return may be calculated on an "average annual total return" basis, and may also be calculated on an "aggregate total return" basis, for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Average annual total return figures provided for the Bond Funds and Equity Funds will be computed according to a formula prescribed by the SEC. The formula for an average annual total return can be expressed as follows:

                         P(1+T)/n/ = ERV

Where:    P   =    a hypothetical initial payment of $1,000
          T   =    average annual total return
          n   =    number of years

          ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods or the life of the Fund

      The formula for calculating aggregate total return can be expressed as follows:

               Aggregate Total Return =   [ ( ERV ) - 1 ]
                                              ---
                                               P

     The calculation of average annual total return and aggregate total return assumes reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged to all shareholder accounts.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period and reflects deduction of all nonrecurring charges at the end of the measuring period covered by the computation. A Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

     A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Investors should recognize that, because the Bond Funds will have a high component of fixed-income securities, in periods of declining interest rates the yields of the Bond Funds will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates yields will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Bond Funds from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of the Bond Funds' securities, thereby reducing the current yields of the Bond Funds. In periods of rising interest rates, the opposite can be expected to occur.

     Comparative performance information may be used from time to time in publishing information about the Company's shares, including data from Lipper Analytical Services, Inc., CDA Technologies, Inc. or similar independent services which monitor the performance of mutual funds or with other appropriate indexes of investment securities. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. A Fund may compare its performance to other investments or relevant indexes including, but not limited to, the following: High Yield Bond -- First Boston High Yield Index and Salomon Brothers High Yield Cash Pay Index; High Yield Bond and High Grade Fixed Income -- Lehman Brothers Government/Corporate Bond Index; High Grade Fixed Income and Long-Term Mortgage Backed Securities -- Salomon Brothers Broad Investment Grade Index; Long-Term Mortgage Backed Securities -- Lehman Brothers Mortgage-Backed Securities Index; Mortgage Backed Securities -- Salomon Brothers Three Month Treasury Bill Benchmark and Salomon Brothers One Year U.S. Treasury Bill Index; Core Equity -- Standard & Poor's 500; Small Cap Growth -- National Association of Securities Dealers Automated Quotations System, Lipper Small Company Gross Average and Russell 2000; Earnings Momentum -- Standard & Poor's 500, Standard & Poor's Midcap 400, and the Russell 2000; Mid-Cap Growth -- Standard & Poor's Midcap 400, Russell Midcap Index, and the Wilshire Midcap Index; Asia Pacific Equity -- Morgan Stanley Combined Far East ex Japan Free Index; Emerging Markets -- International Finance Corporation Emerging Markets Composite Global Total Return Investable Index; Latin America Equity -- Baring Securities Emerging Markets Index, International Finance Corporation Latin America Investable Index, and Morgan Stanley Capital International Latin America Index; and Money Market -- Donoghue's Money Fund Average' and the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas.

                             FINANCIAL STATEMENTS

     Set forth on the following pages are certain financial statements of the Funds.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Money Market Fund
                                                                 October 31,1995

SCHEDULE OF INVESTMENTS
-----------------------

 Principal
   Amount       INVESTMENTS                                                    Value
-----------     -----------                                                 ------------
                AGENCY FIXED INCOME SECURITIES (13.4% of Net Assets)
$ 1,000,000     Federal Farm Credit Bank, 5.95%, due 02/23/96               $    981,158
  5,000,000     Federal Farm Credit Bank, 6.1%, due 11/01/95                   5,000,000
  2,400,000     Federal Home Loan Bank, 5.35%, due 10/21/96                    2,273,383
  2,000,000     Federal Home Loan Mortgage Corp., 5.57%, due 01/02/96          1,980,815
  1,315,000     Federal Home Loan Mortgage Corp., 5.85%, due 11/01/95          1,315,000
                                                                             -----------
                TOTAL AGENCY FIXED INCOME SECURITES (Cost: $11,550,356)       11,550,356
                                                                             -----------
                COMMERCIAL PAPER (69.4%)
  2,000,000     American Express Credit Corp., 5.65%, due 12/11/95             1,987,444
  2,000,000     Ameritech Corp., 5.51%, due 03/08/96                           1,960,818
  1,500,000     Ameritech Corp., 5.67%, due 12/22/95                           1,487,951
  2,500,000     Barclay's U.S. Funding Corp., 5.68%, due 01/12/96              2,471,600
  2,000,000     BellSouth Telecommunications, Inc., 5.7%, due 11/07/95         1,998,100
  2,000,000     Ciesco L.P., 5.55%, due 01/19/96                               1,975,642
  1,500,000     Ciesco L.P., 5.63%, due 11/02/95                               1,499,765
  3,000,000     CIT Group Holdings, Inc., 5.72%, due 11/06/95                  2,997,617
  3,000,000     Commercial Credit Company, 5.74%, due 11/22/95                 2,989,955
  2,000,000     Florida Power Corp.,5.73%, due 11/06/95                        1,998,408
  3,000,000     Ford Motor Credit Co., 5.61%, due 12/18/95                     2,978,028
  2,000,000     General Electric Capital Corp., 5.72%, due 11/14/95            1,995,869
  1,000,000     Hartford Steam Boiler Inspection & Insurance Company,
                  5.75%, due 11/03/95                                            999,681
  1,000,000     Hartford Steam Boiler Inspection & Insurance Company
                  5.71%, due 12/20/95                                            992,228
  1,000,000     Illinois Tool Works, Inc., 5.74%, due 11/07/95                   999,043
  2,000,000     Intel Corp., 5.7%, due 11/10/95                                1,997,150
  2,415,000     Metlife Funding, Inc., 5.71%, due 11/17/95                     2,408,871
  2,000,000     Pacific Mutual Life Insurance Company, 5.675%, due 11/07/95    1,998,108
  1,000,000     Pitney-Bowes Credit Corp., 5.66%, due 11/13/95                   998,113
  1,400,000     Pitney-Bowes Credit Corp, 5.75%, due 11/28/95                  1,393,963
  3,000,000     Prudential Funding Corp, 5.7%, due 11/13/95                    2,994,300
  1,000,000     Prudential Funding Corp,5.73%, due 11/13/95                      998,090
  2,000,000     SAFECO Credit Company, 5.66%, due 11/13/95                     1,996,227
  1,470,000     Sara Lee Corp., 5.71%, due 11/17/95                            1,466,270

See accompanying Notes to Financial Statements.

TCW Galileo Money Market Fund

-----------------------------------

 Principal
   Amount       INVESTMENTS                                                    Value
-----------     -----------                                                 ------------
                COMMERCIAL PAPER (Continued)
$ 1,000,000     Toyota Motor Credit Corp., 6.15%, due 12/29/95               $   990,092
  3,000,000     Toyota Motor Credit Corp., 6.4%, due 11/13/95                  2,993,600
  3,000,000     Transamerica Finance Corp., 5.72%, due 11/20/95                2,990,943
  3,000,000     United Parcel Service of America, Inc., 5.71%, due 11/03/95    2,999,048
  1,980,000     USAA Capital Corp., 5.73%, due 11/10/95                        1,977,164
  2,390,000     Walmart Stores, Inc., 5.65%, due 12/22/95                      2,370,870
                                                                             -----------
                TOTAL COMMERCIAL PAPER (Cost: $59,904,958)                    59,904,958
                                                                             -----------
                CORPORATE FIXED INCOME SECURITIES (17.3%)
  1,720,000     American General Finance Corp., 5%, due 06/15/96               1,710,164
  2,000,000     American General Finance Corp., 8.875%, due 03/15/96           2,020,321
  1,500,000     Associates Corp. of North America, MTN, 4.94%, due 04/02/96    1,493,845
  1,000,000     Associates Corp. of North America, MTN, 8.75%, due 04/04/96    1,009,920
  2,500,000     Associates Corp. of North America, 4.5%, due 02/15/96          2,487,774
  1,500,000     Bank of New York - Delaware, MTN, 6%, due 09/26/96             1,499,903
  4,750,000     Smithkline Beecham Corp., MTN, 5.25%, 01/26/96                 4,743,473
                                                                             -----------
                TOTAL CORPORATE FIXED INCOME SECURITIES (Cost: $14,965,400)   14,965,400
                                                                             -----------
                SHORT-TERM INVESTMENTS (Cost: $1,260) (0.0%)
                --------------------------------------------
      1,260     Bank of New York Depositary Reserve, 5%, due 11/01/95              1,260
                                                                             -----------
                TOTAL INVESTMENTS (Cost: $86,421,974) (100.1%)                86,421,974

                LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                   (119,680)
                                                                             -----------
                NET ASSETS (100%)                                            $86,302,294
                                                                             ===========

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo High Grade Fixed Income Fund
                                                                October 31, 1995

SCHEDULE OF INVESTMENTS
-----------------------

 Principal
   Amount       FIXED INCOME SECURITIES                                        Value
-----------     -----------------------                                     ------------
                ASSET-BACKED SECURITIES (4.1% of Net Assets)
$   212,841     AFC Home Equity Loan Trust, Series 1993-2, Class A,
                  6%, due 01/20/13                                          $    208,287
    198,849     AFC Home Equity Loan Trust, Series 1992-4, Class A,
                  6.2%, due 09/15/07                                             197,397
    501,436     Old Stone Credit Corp Home Equity Trust 1992-4A
                6.55%, due 11/25/07                                              500,118
    598,639     UCFC Home Equity Loans 1993-D, Class A-l,
                5.45%, due 07/10/13                                              584,547
                                                                             -----------
                TOTAL ASSET-BACKED SECURITIES (Cost: $1,530,420)               1,490,349
                                                                             -----------
                FEDERAL AGENCY OBLIGATIONS
                  AGENCY PASS-THROUGHS (32.7%)

    963,241     Federal National Mortgage Association,
                  Pool #190264, 8%, due 07/01/24                                 987,919
  1,619,494     Federal National Mortgage Association,
                  Pool #290364, 8%, due 11/01/24                               1,660,986
    315,247     Federal National Mortgage Association,
                  Pool #304278, 8%, due 02/01/25                                 323,324
    887,512     Federal National Mortgage Association,
                  Pool #307103, 8%, due 03/01/25                                 910,250
  l,971,142     Government National Mortgage Association,
                  Pool #356363, 7%, due 06/15/23                              1,959,434
     29,142     Government National Mortgage Association,
                  Pool #346662, 7%, due 07/15/23                                  28,969
    892,084     Government National Mortgage Association,
                  Pool #376466, 7%, due 04/15/24                                 886,785
    969,377     Government National Mortgage Association,
                  Pool #780030, 7%, due 06/15/24                                 967,254
  1,004,850     Government National Mortgage Association,
                  Pool #395887, 7.5%, due 10/15/25                             1,018,978
  1,000,000     Government National Mortgage Association,
                  Pool #414693, 7.5%, due 10/15/25                             1,014,060
  1,995,249     Government National Mortgage Association,
                  Pool #409862, 8.5%, due 06/15/25                             2,078,171
                                                                             -----------
                TOTAL FEDERAL AGENCY OBLIGATIONS-
                AGENCY PASS-THROUGHS (Cost: $11,554,891)                      11,836,130
                                                                             -----------
                FINANCIAL (1.6%)
    500,000     American General Finance Corp., 7.25%, due 05/15/05              518,750
     60,000     Security Pacific Corp., 11.5%, due 11/15/00                       72,525
                                                                             -----------
                TOTAL FINANCIAL (Cost: $577,629)                                 591,275
                                                                             -----------

See accompanying Notes to Financial Statements.

TCW GALILEO HIGH GRADE FIXED INCOME FUND

-----------------------------------


Principal
Amount          FIXED INCOME SECURITIES                                             Value
---------       -----------------------                                          ----------
                INDUSTRIAL (11.1%)
$   200,000     Carnival Cruise Lines, Inc., 7.2%, due 10/01/23                  $   198,000
    200,000     General Motors Corp., 9.125%, due 07/15/01                           224,750
  1,000,000     General Motors Corp., 9.4%, due 07/15/21                           1,241,250
  1,000,000     International Paper Company, 8.125%, due 06/15/24                  1,083,750
  1,000,000     Northrop Grumman Corp., 9.375%, due 10/15/24                       1,168,750
    100,000     Whirlpool Corp., 9.1%, due 03/15/04                                  115,125
                                                                                 -----------
                TOTAL INDUSTRIAL (Cost: $3,611,532)                                4,031,625
                                                                                 -----------
                RETAIL (4.0%)
  1,000,000     May Department Stores Company, 8.375%, due 08/01/24                1,108,750
     90,000     May Department Stores Company, 9.75%, due 02/15/21                   116,437
    200,000     J. C. Penney Company, Inc., 9.05%, due 03/01/01                      224,250
                                                                                 -----------
                TOTAL RETAIL (Cost: $1,297,652)                                    1,449,437
                                                                                 -----------
                TRANSPORTATION (COST: $1,127,182) (3.4%)
  1,150,000     United Air Lines, 9.56%, due 10/19/18                              1,235,042
                                                                                 -----------
                U.S. TREASURY OBLIGATIONS (37.0%)
    710,000     United States Treasury Bonds, 8.125%, due 08/15/21                   858,972
  1,480,000     United States Treasury Bonds, 10.75%, due 08/15/05                 1,983,052
    750,000     United States Treasury Notes, 6.25%, due 08/31/00                    765,075
  1,200,000     United States Treasury Notes, 7.5%, due 05/15/02                   1,303,464
  5,435,000     United States Treasury Notes, 7.5%, due 02/15/05                   5,992,794
  2,385,000     United States Treasury Notes, 8.125%, due 02/15/98                 2,508,686
                                                                                 -----------
                TOTAL U. S. TREASURY OBLIGATIONS
                  (Cost: $13,076,142)                                             13,412,043
                                                                                 -----------
                UTILITY - ELECTRIC & GAS (2.4%)
    600,000     ANR Pipeline, 9.625%, due 11/01/21                                   750,000
     90,000     Chugach Electric Association Services A, 9.14 %, due 03/15/22        101,700
                                                                                 -----------
                TOTAL UTILITY - ELECTRIC & GAS
                  (Cost: $832,204)                                                   851,700
                                                                                 -----------
                TOTAL FIXED INCOME SECURITIES
                  (COST: $33,607,652) (96.3%)                                     34,897,601
                                                                                 -----------



See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.




                                                                October 31, 1995





  Principal
   Amount      FIXED INCOME SECURITIES                                 Value
-------------  -----------------------                                 -----
               SHORT-TERM INVESTMENTS (COST $1,046,659) (2.9%)

$1,046,659     Bank of New York Depositary Reserve, 5%, due 11/01/95  $ 1,046,659
                                                                      -----------
               TOTAL INVESTMENTS (COST: $34,654,311) (99.2%)           35,944,260

               EXCESS OF OTHER ASSETS OVER LIABILITIES (0.8%)             291,670
                                                                      -----------
               NET ASSETS (100%)                                      $36,235,930
                                                                      ===========


See accompanying Notes to Financial Statements.

TCW Galileo High Yield Bond Fund

SCHEDULE OF INVESTMENTS
-----------------------

  Principal
   Amount       CORPORATE FIXED INCOME SECURITIES                               Value
------------    ---------------------------------                            -----------
                CONSUMER STAPLES (12.6% OF NET ASSETS)
                FOOD AND DRUG RETAILING (2.7%)
$   125,000     Dominick's Finer Foods, 10.875%, due 05/01/05                $   131,563
    321,000     Homeland Stores, Inc., Series C, 12.25%, due 03/01/99            166,920
  1,000,000     Penn Traffic Company, 10.25%, due 02/15/02                       913,750
    560,000     Ralphs Grocery Company, 10.45%, due 06/15/04                     561,400
    710,000     Ralphs Grocery Company, 11%, due 06/15/05                        685,150
                                                                             -----------
                Total Food and Drug Retailing                                  2,458,783
                                                                             -----------

                HEALTHCARE AND HOSPITAL MANAGEMENT (4.2%)
    940,000     Dade International, Inc., 13%, due 02/01/05                    1,024,600
    760,000     Integrated Health Services, Inc., 10.75%, due 07/15/04           809,400
    120,000     Integrated Health Services, Inc., 9.625%, due 05/31/02           121,800
    855,000     Ornda Healthcorp, 12.25%, due 05/15/02                           940,500
    950,000     Tenet Healthcare Corp., 10.125%, due 03/01/05                  1,021,250
                                                                             -----------
                    Total Healthcare and Hospital Management                   3,917,550
                                                                             -----------

                OTHER CONSUMER STAPLES (5.7%)
    590,000     American Safety Razor Company, (144A), 9.875%, due 08/01/05      592,950  *
    885,000     Chiquita Brands, Inc., 9.125%, due 03/01/04                      885,000
    475,000     Cott Corp., 9.375%, due 07/01/05                                 484,500
  1,185,000     Curtice-Burns Foods, Inc., 12.25%, due 02/01/05                1,229,438
    950,000     Foodbrands America, Inc., 9.75%, due 07/15/00                    926,250
    590,000     La Petite Holdings, Inc., 9.625%, due 08/01/01                   522,150
    250,000     Revlon Consumer Products Corp., 9.5%, 06/01/99                   253,437
    395,000     Specialty Foods Corp., 10.25%, due 08/15/01                      363,400
                                                                             -----------
                    Total Other Consumer Staples                               5,257,125
                                                                             -----------
                    TOTAL CONSUMER STAPLES (Cost: $11,624,442)                11,633,458
                                                                             -----------

                CONSUMER CYCLICALS (33.7%)
                AUTO PARTS AND EQUIPMENT (0.8%)
    740,000     Motorwheel Corp., 11.5%, due 03/01/00                            695,600
                                                                             -----------

* Restricted security. (See Note 6)

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

                                                                October 31, 1995

  Principal
   Amount       CORPORATE FIXED INCOME SECURITIES                               Value
------------    ---------------------------------                            -----------
                ENTERTAINMENT AND LEISURE (8.6%)
$   860,000     AMC Entertainment, Inc., 11.875%, due 08/01/00               $   936,325
    915,000     Aztar Corp., 11%, due 10/01/02                                   896,700
    485,000     Aztar Corp., 13.75%, due 10/01/04                                523,800
    900,000     Bally's Grand, Inc., Series B, 10.375%, due 12/15/03             897,750
  1,135,000     Bally's Park Place, Inc., 9.25%, due 03/15/04                  1,119,394
  1,150,000     California Hotel Finance Corp., 11%, due 12/01/02              1,201,750
    950,000     Griffin Gaming, Inc., Variable Rate, due 06/30/00                855,000
  1,060,000     Harrah's Operations, Inc., 10.875%, due 04/15/02               1,158,050
    325,000     United Artists Theatre Circuit, Inc., 11.5%, due 05/01/02        347,750
                                                                             -----------
                Total Entertainment and Leisure                                7,936,519
                                                                             -----------

                LODGING (3.0%)
    750,000     John Q. Hammons Hotels, L.P., 8.875%, due 02/15/04               727,500
    725,000     La Quinta Motor Inns, 9.25%, due 05/15/03                        768,500
  1,260,000     Red Roof Inns, Inc., Series B, 9.625%, due 12/15/03            1,253,700
                                                                             -----------
                    Total Lodging                                              2,749,700
                                                                             -----------

                MEDIA (10.2%)
  1,200,000     Ackerley Communications, Inc., 10.75%, due 10/01/03            1,260,000
    850,000     Argyle Television, Inc., 9.75%, due 11/01/05                     847,875
    500,000     Century Communications Corp., 9.5% , due 08/15/00                510,000
    500,000     Comcast Corp., 9.125%, due 10/15/06                              508,750
    400,000     Comcast Corp., 9.375%, due 05/15/05                              410,000
    685,000     Continental Cablevision, Inc., 8.875%, due 09/15/05              717,538
  1,085,000     Garden State Newspaper Company, 12%, due 07/01/04              1,087,712
    870,000     Heritage Media Corp., 11%, due 06/15/02                          933,075
    800,000     Jones Intercable, Inc., 11.5%, due 07/15/04                      878,000
    695,000     K-III Communications Corp., 10.625%, due 05/01/02                741,912
    950,000     Rogers Cablesystems, 10%, due 03/15/05                           995,125
    635,000     Telemundo Group, Inc., 10.25%, due 12/30/01                      603,250
                                                                             -----------
                    Total Media                                                9,493,237
                                                                             -----------

                RESTAURANTS (1.7%)
  1,040,000     Flagstar Companies, Inc., 10.75%, due 09/15/01                   967,200
    465,000     Flagstar Companies, Inc., 10.875%, due 12/01/02                  423,150
    200,000     Foodmaker, Inc., 9.25%, due 03/01/99                             185,000
                                                                             -----------
                    Total Restaurants                                          1,575,350
                                                                             -----------

See accompanying Notes to Financial Statements.

TCW Galileo High Yield Bond Fund

-----------------------------------

 Principal
   Amount       CORPORATE FIXED INCOME SECURITIES                               Value
-----------     ---------------------------------                            -----------
                RETAILERS (3.4%)
$ 1,130,000     Brylane, L.P., 10%, due 09/01/03                             $ 1,050,900
    500,000     Finlay Fine Jewelry, Inc., 10.625%, due 05/01/03                 493,125
    815,000     Hills Stores Company, 10.25%, due 09/30/03                       709,050
  1,025,000     Orchard Supply Hardware Stores Corp., 9.375%, due 02/15/02       940,438
                                                                             -----------
                    Total Retailers                                            3,193,513
                                                                             -----------

                TEXTILES AND APPAREL (3.0%)
    765,000     Ithaca Industries, Inc., 11.125%, due 12/15/02                   673,200
    920,000     Reeves Industries, Inc., 11%, due 07/15/02                       901,600
    360,000     Salant Corp., 10.5%, due 12/31/98                                313,200
  1,040,000     United States Leather, Inc., 10.25%, due 07/31/03                852,800
                                                                             -----------
                    Total Textiles and Apparel                                 2,740,800
                                                                             -----------

                TRANSPORTATION (1.9%)
    810,000     International Shipholding Corp., 9%, due 07/01/03                810,000
    680,000     Moran Transportation, Inc., 11.75%, due 07/15/04                 635,800
    101,488     US Air, Inc., Equipment Trust Certificate 90-A, 11.2%,
                  due 03/19/05                                                    96,413
    230,000     US Air, Inc., Senior Secured Pass Thru Certificate,
                  9.625%, due 09/01/03                                           218,500
                                                                             -----------
                    Total Transportation                                       1,760,713
                                                                             -----------

                OTHER CONSUMER CYCLICALS (1.1%)
  1,050,000     Sealy Corp., 9.5%, due 05/01/03                                1,053,936
                                                                             -----------

                TOTAL CONSUMER CYCLICALS (Cost: $31,396,830)                  31,199,368
                                                                             -----------

                BASIC MATERIALS (16.8%)
                CHEMICALS (3.2%)
    320,000     Borden Chemical and Plastics, L.P., 9.5%, due 05/01/05           328,000
  1,275,000     NL Industries, Inc., 11.75%, due 10/15/03                      1,354,688
  1,300,000     Sherritt Gordon Limited, 9.75%, due 04/01/03                   1,326,000
                                                                             -----------
                    Total Chemicals                                            3,008,688
                                                                             -----------

                ENERGY (3.6%)
    815,000     Energy Ventures, Inc., 10.25%, due 03/15/04                      849,637
    970,000     Flores and Rucks, Inc., 13.5%, due 12/01/04                    1,086,400
  1,270,000     Maxus Energy Corp., 9.875%, due 10/15/02                       1,254,125
    120,000     Tuboscope Corp., 10.75%, due 04/15/03                            121,200
                                                                             -----------
                    Total Energy                                               3,311,362
                                                                             -----------

See accompanying Notes to Financial Statements.

                                                        TCW GALILEO FUNDS, INC.

                                                                OCTOBER 31, 1995

 Principal
   Amount       CORPORATE FIXED INCOME SECURITIES                               Value
-----------     ---------------------------------                            -----------
                FOREST PRODUCTS AND PAPER (6.7%)
$   740,000     Container Corporation of America, 9.75%, due 04/01/03        $   743,700
    350,000     Container Corporation of America, 10.75%, due 05/01/02           365,750
    500,000     Container Corporation of America, 11.25%, due 05/01/04           526,250
    900,000     Malette, Inc., 12.25%, due 07/15/04                            1,005,750
    865,000     Rainy River Forest Products, Inc., 10.75%, due 10/15/01          951,500
    995,000     Repap Wisconsin, Inc., 9.25%, due 02/01/02                       966,394
    790,000     Stone Consolidated Corp., 10.25%, due 12/15/00                   843,325
    800,000     Stone Container Corp., 10.75%, due 10/01/02                      838,000
                                                                             -----------
                    Total Forest Products and Paper                            6,240,669
                                                                             -----------

                METALS AND MINING (3.3%)
    850,000     Carbide Graphite Group, Inc., 11.5%, due 09/01/03                918,000
    990,000     Northwestern Steel and Wire Company, 9.5%, due 06/15/01          970,200
  1,235,000     Republic Engineering Steel, 9.875%, due 12/15/01               1,139,288
                                                                             -----------
                    Total Metals and Mining                                    3,027,488
                                                                             -----------
                TOTAL BASIC MATERIALS (Cost: $14,894,562)                     15,588,207
                                                                             -----------

                INDUSTRIAL (23.9%)
                BUSINESS SERVICES AND DISTRIBUTORS (7.9%)
  1,320,000     Big Flower Press, Inc., 10.75%, due 08/01/03                   1,399,200
  1,055,000     Earle M. Jorgensen Company, 10.75%, due 03/01/00               1,012,800
    900,000     Envirosource, Inc., 9.75%, due 06/15/03                          804,375
  1,165,000     Fleming Companies, Inc., 10.625%, due 12/15/01                 1,229,075
  1,265,000     Mid-American Waste Systems, Inc., 12.25%, due 02/15/03         1,277,650
  1,050,000     Webcraft Technologies, Inc., 9.375%, due 02/15/02                992,250
    610,000     Williamhouse Regency of Delaware, Inc., 11.5%, due 06/15/05      616,100
                                                                             -----------
                    Total Business Services and Distributors                   7,331,450
                                                                             -----------
                CAPITAL GOODS (0.8%)
    855,000     Terex Corp., Units, (144A), 13.75%, due 05/15/02                 724,613  *
                                                                             -----------

                COMMUNICATION SERVICES (5.3%)
    755,000     MFS Communications, Inc., 0/9.375%, Step-up, due 01/15/04        586,069
  1,115,000     Mobile Telecommunications Corp., 13.5%, due 12/15/02           1,257,162
    415,000     Paging Network, Inc., 11.75%, due 05/15/02                       458,056
    500,000     Pan Am Sat, L.P., 9.75%, due 08/01/00                            525,000
    830,000     Rogers Cantel Mobile Communications, Inc., 10.75%,
                  due 11/01/01                                                   869,425
    940,000     Telex Communications, Inc., 12%, due 07/15/04                    972,900
    205,000     USA Mobile Communications, Inc., 9.5%, due 02/01/04              195,263
                                                                             -----------
                    Total Communication Services                               4,863,875
                                                                             -----------

* Restricted security. (See Note 6)

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

-----------------------------------

 Principal
   Amount       CORPORATE FIXED INCOME SECURITIES                               Value
-----------     ---------------------------------                            -----------
                CONTAINERS AND PACKAGING (2.1%)
$   830,000     Plastic Containers, Inc., 10.75%, due 04/01/01               $   863,200
  1,110,000     Sweetheart Cup Corp., 9.625%, due 09/01/00                     1,110,000
                                                                             -----------
                    Total Containers and Packaging                             1,973,200
                                                                             -----------
                MISCELLANEOUS MANUFACTURING (7.8%)
    580,000     American Rice, Inc. 13%, due 07/31/02                            545,200
    500,000     BE Aerospace, 9.75%, due 03/01/03                                501,250
    570,000     Communications and Power Industries, Inc.,
                  (144A), 12%, due 08/01/05                                      582,825  *
    420,000     Dictaphone Corp., 11.75%, due 08/01/05                           417,900
  1,156,000     Foamex L.P., 9.5%, due 06/01/00                                1,156,000
    695,000     NEWFLO Corp., 13.25%, due 11/15/02                               712,375
  1,115,000     PMI Acquisition Corp., 10.25%, due 09/01/03                    1,142,875
    955,000     Talley Manufacturing and Technology, Inc.,
                  10.75%, due 10/15/03                                           964,550
  1,100,000     Waters Corp., Series B, 12.75%, due 09/30/04                   1,210,000
                                                                             -----------
                    Total Miscellaneous Manufacturing                          7,232,975
                                                                             -----------
                TOTAL INDUSTRIAL (Cost: $21,548,745)                          22,126,113
                                                                             -----------

                CREDIT SENSITIVE (6.0%)
                FINANCIAL SERVICES AND INSTITUTIONS (4.9%)
    560,000     American Annuity Group, Inc., 11.125%, due 02/01/03              604,800
  1,150,000     Bankers Life Holding Corp., 13%, due 11/01/02                  1,311,000
  1,250,000     CDV Acquisition, 9.75%, due 02/15/03                           1,293,750
    630,000     Reliance Group Holdings, Inc., 9%, due 11/15/00                  642,600
    690,000     Trizec Finance Corp., 10.875%, due 10/15/05                      697,762
                                                                             -----------
                    Total Financial Services and Institutions                  4,549,912
                                                                             -----------

                UTILITIES (1.1%)
    578,946     Midland Cogeneration Ventures, L.P., Series
                  C-91, 10.33%, due 07/23/02                                     604,998
    129,875     Midland Cogeneration Ventures, L.P., Series
                  C-94, 10.33%, due 07/23/02                                     135,719
    290,000     Texas New Mexico Power, 10.75%, due 09/15/03                     306,719
                                                                             -----------
                    Total Utilities                                            1,047,436
                                                                             -----------
                TOTAL CREDIT SENSITIVE  (Cost: $5,445,992)                     5,597,348
                                                                             -----------

                MULTI-INDUSTRY (1.5%)
    660,000     Bell and Howell Group, Inc., 10.75%, due 10/01/02                706,200
    730,000     Valcor, Inc., 9.625%, due 11/01/03                               678,900
                                                                             -----------
                TOTAL MULTI-INDUSTRY (Cost: $1,411,726)                        1,385,100
                                                                             -----------

                TOTAL CORPORATE FIXED INCOME SECURITIES
                  (COST: $86,322,297) (94.5%)                                 87,529,594
                                                                             -----------

* Restricted security. (See Note 6)

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

                                                                October 31, 1995

 Principal
   Amount       U.S. TREASURY                                                   Value
-----------     -------------                                                ------------
$    58,000     U.S. Treasury Security Stripped, due 02/15/96                $    57,085
     58,000     U.S. Treasury Security Stripped, due 08/15/96                     55,411
     58,000     U.S. Treasury Security Stripped, due 02/15/97                     54,054
     58,000     U.S. Treasury Security Stripped, due 08/15/97                     52,589
     58,000     U.S. Treasury Security Stripped, due 02/15/98                     51,036
     58,000     U.S. Treasury Security Stripped, due 08/15/98                     49,582
     58,000     U.S. Treasury Security Stripped, due 02/15/99                     48,127
                                                                             -----------
                TOTAL U.S. TREASURY SECURITIES
                  (COST: $357,511) (0.4%)                                        367,884
                                                                             -----------
   Number of
Shares, Rights
 or Warrants    EQUITY SECURITIES
--------------  -----------------
     21,420     Edisto Resources Corp., (Restricted Security), Common Stock      117,810  *  **
        300     Haynes International Corp., (Private Placement), Common Stock        300  *  **
        100     PST Holdings, Inc., Common Stock                                     100  **
      3,654     Salant Corp., Common Stock                                        15,073  **
        555     Terex Corp., Stock Appreciation Rights, (144A),
                  expires 07/31/96                                                    56  *  **
        429     Terex Corp., Stock Appreciation Rights, expires 07/01/97              21  **
     17,349     Transamerican Refining, Warrants, expires 02/15/02                60,721  **
                                                                             -----------
                TOTAL EQUITY SECURITIES (COST: $258,193) (0.2%)                  194,081
                                                                             -----------
  Principal
   Amount       SHORT-TERM INVESTMENTS (COST: $2,169,101) (2.3%)
-----------     ------------------------------------------------
$ 2,169,101     Bank of New York Depositary Reserve, 5%, due 11/01/95          2,169,101
                                                                             -----------

                TOTAL INVESTMENTS (COST $89,107,102) (97.4%)                  90,260,660

                EXCESS OF OTHER ASSETS OVER LIABILITIES (2.6%)                 2,391,701
                                                                             -----------

                NET ASSETS (100%)                                            $92,652,361
                                                                             ===========

*   Restricted security. (See Note 6)

**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW Galileo Mortgage Backed Securities Fund


SCHEDULE OF INVESTMENTS
-----------------------


 Principal
  Amount        FIXED INCOME SECURITIES                                                           Value
----------      -----------------------                                                        -----------

               COLLATERALIZED MORTGAGE OBLIGATIONS -
                FIXED RATE (28.1% OF NET ASSETS)

$     2,130    CMO Mortgage Investors Trust (5-J), 1225.2%, due 12/22/20, (I/O)                $    59,282
      3,565    CMO Mortgage Investors Trust (6-J), 1752.4%, due 02/22/21, (I/O)                    121,648
  1,867,461    Federal Home Loan Mortgage Corp. (1238-E), 6.5%, due 02/15/04, (PAC)              1,864,286
  3,767,254    Federal Home Loan Mortgage Corp. (1298-E), 7%, due 06/15/04, (PAC)                3,777,576
  1,439,168    Federal Home Loan Mortgage Corp. (1087-G), 8.5%, due 08/15/20, (PAC)              1,466,857
  1,534,527    Federal National Mortgage Association (93-201-BA), 4.625%, due 0/25/08, (PAC)     1,513,535
    750,000    Federal National Mortgage Association (92-152-K), 7%, due 04/25/99                  758,558
  9,000,000    Federal National Mortgage Association (91-83-G), 8.8%, due 11/25/19, (PAC)        9,117,720
    837,274    Prudential Home Mortgage Securities (92-36-A2), 6.5%, due 11/25/99, (PAC)           833,950
  3,158,037    Ryland Acceptance Corporation Four (63-D), 8.75%, due 04/01/19                    3,290,706
     73,768    Ryland Acceptance Corporation Four (61-A), 8.9%, due 12/01/08                        73,768
  1,604,041    Sears Mortgage Securities (88-A-A2), 0.656%, due 05/25/18, (I/O)                     15,880
                                                                                               -----------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS -
                FIXED RATE (Cost: 24,195,667)                                                   22,893,766
                                                                                               -----------
               COLLATERALIZED MORTGAGE OBLIGATIONS -
                VARIABLE RATE (25.6%)
    118,754    Columbia Savings and Loan (88-1A), 6.606%, due 08/25/18                             118,160
  3,260,472    Federal Home Loan Mortgage Corp. (1573-GC), 8.562%, due 01/15/23, (I/F)           2,230,065
    166,625    Guardian Savings and Loan Association (88-1-A), 6.68%, due 07/25/18                 141,631
    372,988    Guardian Savings and Loan Association (88-3-A), 7.127%, due 11/25/18                317,040
    400,155    Guardian Savings and Loan Association (89-3-A), 7.731%, due 05/25/19                340,132
  2,036,270    Guardian Savings and Loan Association (89-5-A), 8.063%, due 07/25/19              1,934,457
  1,981,541    Guardian Savings and Loan Association (89-4-A), 8.263%, due 07/25/19              1,882,464
    102,256    Merrill Lynch Trust (26-B), 6.638%, due 07/01/16                                    102,831
    368,948    Residential Funding Mortgage Securities I (89-4B-B), 6.051%, due 07/25/19           359,033
  4,848,287    Resolution Trust Corp. (92-1-A2), 7.532%, due 08/25/20                            4,860,408
  8,104,086    Resolution Trust Corp. (92-M4-A3), 8.23%, due 09/25/21                            7,875,551
      3,690    Resolution Trust Corp. (91-6-D2), 3,152%, due 08/25/20, (I/O)                       107,493
      6,751    Resolution Trust Corp. (91-6-C2), 3,390.6%, due 09/25/28, (I/O)                     266,136
    309,607    Western Federal Savings and Loan Association (88-9-A), 6.48%, due 12/25/18          306,801
                                                                                               -----------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS -
                VARIABLE RATE (Cost: 23,569,653)                                                20,842,202
                                                                                               -----------

I/F - Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest Only security.
PAC - Planned Amortization Class.
See accompanying Notes to Financial Statements.


                                                                              TCW GALILEO FUNDS, INC.


                                                                                     October 31, 1995

 Principal
  Amount        FIXED INCOME SECURITIES                                                     Value
----------      -----------------------                                                  ----------
               NON-AGENCY VARIABLE RATE
                PASS-THROUGH SECURITIES  (2.0%)
$  1,482,274   Greenwich Capital Acceptance, Inc. (91-03), (Private Placement),
                8.494%, due 08/25/19                                                    $  1,448,923 *
   144,545     National Bank of Washington, (Private Placement), 7.989%,
                due 01/25/19                                                                 145,990 *
                                                                                          ----------
               TOTAL NON-AGENCY VARIABLE RATE PASS-
                THROUGH SECURITIES (Cost: $1,615,615)                                      1,594,913
                                                                                          ----------

               U.S. GOVERNMENT AGENCY OBLIGATIONS - FIXED RATE
                PASS-THROUGH SECURITIES (3.8%)
 1,416,553     Federal Home Loan Mortgage Corp., Gold Pool #M19147, 8.5%,
                due 12/01/96                                                               1,426,738
   484,171     Federal Home Loan Mortgage Corp., Gold Pool #M11777, 9%,
                due 11/01/96                                                                 488,558
   200,346     Federal Home Loan Mortgage Corp., Pool #212346, 9.5%,
                due 08/01/01                                                                 209,989
   930,905     Federal National Mortgage Association, Pool #163492, 8.5%,
                due 05/01/16                                                                 959,120
                                                                                          ----------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS -
                FIXED RATE PASS-THROUGH SECURITIES (Cost: $3,168,681)                      3,084,405

               U.S. GOVERNMENT AGENCY OBLIGATIONS - VARIABLE RATE
                PASS-THROUGH SECURITIES  (32.8%)
    86,890     Federal Home Loan Mortgage Corp., Pool #770584, 7%, due 05/01/19               88,592
   182,028     Federal Home Loan Mortgage Corp., Pool #405877, 7.698%, due 12/01/20          185,203
 4,681,163     Federal Home Loan Mortgage Corp., Pool #846024, 7.737%, due 07/01/24        4,757,466
   179,541     Federal Home Loan Mortgage Corp., Pool #865006, 7.807%, due 08/01/18          182,232
 4,797,989     Federal Home Loan Mortgage Corp., Pool #407166, 8.004%, due 09/01/22        4,885,457
   270,899     Federal Home Loan Mortgage Corp., Pool #865270, 8.053%, due 12/01/18          274,210
   223,438     Federal Home Loan Mortgage Corp., Pool #865009, 8.184%, due 11/01/18          227,734
   303,932     Federal Home Loan Mortgage Corp., Pool #865275, 8.531%, due 02/01/19          312,345
   702,189     Federal Home Loan Mortgage Corp., Pool #310005, 9.918%, due 11/01/19          725,668
 4,898,051     Federal National Mortgage Association, Pool #318764, 6.12%, due 08/01/25    5,009,139
 2,179,246     Federal National Mortgage Association, Pool #303334, 6.755%, due 04/01/25   2,236,909
   497,793     Federal National Mortgage Association, Pool #111365, 7.508%, due 09/01/19     513,225
 3,970,014     Federal National Mortgage Association, Pool #303063, 7.621%, due 09/01/24   4,055,885
   167,778     Federal National Mortgage Association, Pool #96193, 7.728%, due 09/01/18      169,398
 3,000,000     Federal National Mortgage Association, Pool #328747, 7.839%, due 10/01/24   3,075,469
                                                                                          ----------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS -
                VARIABLE RATE PASS-THROUGH SECURITIES (Cost: $26,634,208)                 26,698,932
                                                                                          ----------
               TOTAL FIXED INCOME SECURITIES (COST: $79,183,824) (92.3%)                  75,114,218
                                                                                          ----------

*  Restricted security. (See Note 6)

See accompanying Notes to Financial Statements.

TCW Galileo Mortgage Backed Securities Fund

-----------------------------------

 Principal
  Amount     SHORT-TERM INVESTMENTS (COST: $5,202,783)(6.4%)           Value
----------   ----------------------------------------------         -----------

$5,202,783   Bank of New York Depositary Reserve, 5%, due 11/01/95  $ 5,202,783
                                                                    -----------

             TOTAL INVESTMENTS (COST: $84,386,607) (98.7%)           80,317,001

             EXCESS OF OTHER ASSETS OVER LIABILITIES (1.3%)           1,048,738
                                                                    -----------

             NET ASSETS (100%)                                      $81,365,739
                                                                    ===========



See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


TCW Galileo Long-Term Mortgage Backed Securities Fund
                                                                October 31, 1995
SCHEDULE OF INVESTMENTS
-----------------------

Principal
 Amount         FIXED INCOME SECURITIES                                                            Value
---------       -----------------------                                                         ----------
               COLLATERALIZED MORTGAGE OBLIGATIONS -
                 FIXED RATE (41.3% OF NET ASSETS)
 $ 2,000,000   CMC Securities Corporation III  (94-A-A12), 6.75%,
                 due 02/25/24 (PAC)                                                           $   1,909,460
     250,281   Federal Home Loan Mortgage Corp. (1484-K), 6%,
                 due 01/15/98                                                                       250,069
   1,875,170   Federal Home Loan Mortgage Corp. (1688-M), 6%, due 08/15/13                        1,779,255
   2,000,000   Federal Home Loan Mortgage Corp. (1665-M), 6.5%, due 01/15/24                      1,949,140
   3,144,107   Federal Home Loan Mortgage Corp. (1717-MA), 6.5%, due 04/15/24                     3,046,985
   3,281,909   Federal Home Loan Mortgage Corp. -
               Government National Mortgage Association(43-OA), 6.5%, due 07/17/23                3,231,532
   3,038,000   Federal National Mortgage Association (92-194-D), 5.75%, due 09/25/13, (PAC)       3,019,468
   2,000,000   Federal National Mortgage Association (93-X-130A-NA), 6.5%, due 05/25/23           1,857,980
   1,894,734   Federal National Mortgage Association (93-223-EA), 6.5%, due 12/25/23, (PAC)       1,807,197
   1,423,329   Federal National Mortgage Association (93-114-K), 6.5%, due 07/25/08, (PAC)        1,394,791
   1,911,450   Federal National Mortgage Association (94-27-DA), 6.5%, due 11/25/23, (PAC)        1,852,845
     500,000   Federal National Mortgage Association (93-2-B), 7.2%, due 11/25/03                   518,060
   1,541,264   Federal National Mortgage Association (94-36-UB), 7.5%, due 08/25/23, (TAC)        1,528,564
   2,190,368   GE Capital Mortgage Services, Inc. (91-3-G), 9.5%, due 05/25/21                    2,336,203
   2,668,624   Prudential Home Mortgage Securities (93-54-A5), 6.5%, due 01/25/24, (PAC)          2,650,797
   3,827,923   Ryland Acceptance Corporation Four (63-D), 8.75%, due 04/01/19                     3,988,734
                                                                                                -----------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS -
                 FIXED RATE (Cost: $31,462,618)                                                  33,121,080
                                                                                                -----------
               COLLATERALIZED MORTGAGE OBLIGATIONS -
                 VARIABLE RATE (14.2%)
   1,500,000   CMC Securities Corporation III (94-A-A22), 6.441%, due 02/25/24, (I/F)               714,375
   1,820,539   Federal Home Loan Mortgage Corp. (1646-MC), 6.489%, due 10/15/22 (I/F) (PAC)       1,307,001
   1,098,461   Federal Home Loan Mortgage Corp. (1637-VB), 10.152%, due 12/15/23 (I/F)              963,943
   2,000,000   Federal National Mortgage Association (93-X-225C-VS), 5.907%, due 12/25/23, (I/F)  1,202,860
   2,288,691   Federal National Mortgage Association (93-189-S), 6.862%, due 10/25/23, (I/F)      1,402,556
   1,952,082   Federal National Mortgage Association (93-110-SE), 9.387%, due 5/25/23, (I/F)      1,809,775
   1,000,000   Federal National Mortgage Association (93-202-SZ), 10%, due 11/25/23, (I/F)(PAC)     697,160
   2,886,645   Federal National Mortgage Association (93-179-SL), 10.5%, due 10/25/23, (I/F)      2,452,869
     975,414   Prudential Home Mortgage Securities (93-47-A8), 10.063%, due 12/25/23, (I/F)         817,163
         837   TMAC Mortgage Securities Corp. (3-A), 6.538%, due 04/20/13                               838
                                                                                                 ----------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS - VARIABLE RATE (Cost: $12,348,568)     11,368,540

I/F - Inverse floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
PAC - Planned Amortization Class.
TAC - Targeted Amortization Class.

See accompanying Notes to Financial Statements.

TCW Galileo Long-term Mortgage Backed Securities Fund

----------------------------------


Principal
 Amount                       FIXED INCOME SECURITIES                                                             Value
---------                     ----------------------                                                              -----
                               U.S. GOVERNMENT AGENCY OBLIGATIONS -
                               FIXED RATE PASS-THROUGH SECURITIES (23.2%)

   $3,224,551                  FHA (#012-11218), 7.125%, due 04/01/29                                           $ 3,162,091
    1,771,271                  FHA (#000-13002), 7.125%, due 03/01/04                                             1,714,431
    2,907,867                  FHA (#012-11216), 7.185%, due 05/01/29                                             2,855,177
    1,953,086                  FHA (#044-10592), 7.625%, due 09/01/22                                             1,968,965
    1,381,637                  FHA (#081-11017), 7.75%, due 04/01/24                                              1,379,482
    2,574,908                  FHA (#112-43055), 9.25%, due 05/25/32                                              2,671,467
       34,989                  Federal Home Loan Mortgage Corp., Pool #250685, 6.5%, due 10/01/99                    34,027
    1,738,120                  Federal National Mortgage Association, Pool #310001, 6%, due 09/01/00              1,713,144
       22,251                  Federal National Mortgage Association, Pool #62420, 7.5%, due 03/01/06                22,759
       32,130                  Federal National Mortgage Association, Pool #29542, 8.75%, due 07/01/09               33,411
    1,430,090                  Government National Mortgage Association, Pool #365618, 7%, due 10/15/33           1,389,876
    1,578,205                  Government National Mortgage Association, Pool #351003, 7.5%, due 07/15/28         1,565,390
       67,691                  Government National Mortgage Association, Pool #3933, 8.25%, due 07/15/04             70,028
       21,081                  Government National Mortgage Association, Pool #176192, 8.25%, due 12/15/01           21,523
       19,620                  Government National Mortgage Association, Pool #217350, 9.25%, due 08/15/00           20,429
                                                                                                                 ----------
                               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS - FIXED RATE
                               PASS-THROUGH SECURITIES (Cost: $18,883,966)                                       18,622,200
                                                                                                                 -----------
                               U.S. GOVERNMENT AGENCY OBLIGATIONS -
                               VARIABLE RATE PASS-THROUGH SECURITIES (10.7%)
    2,421,842                  Federal Home Loan Mortgage Corp., Pool #846089, 7.688%, due 09/01/24               2,468,656
    3,019,137                  Federal National Mortgage Association, Pool #293181, 7.187%, due 10/01/24          3,072,817
    2,999,239                  Federal National Mortgage Association, Pool #124410, 7.893%, due 07/01/22          3,060,274
                                                                                                                 ----------
                               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS -
                               VARIABLE RATE PASS-THROUGH SECURITIES (Cost: $8,576,958)                           8,601,747
                                                                                                                 ----------
                               TOTAL FIXED INCOME SECURITIES (COST: $71,272,110) (89.4 %)                       71,713,567
                                                                                                                 ----------
                               SHORT-TERM INVESTMENTS (COST: $7,821,021) (9.8%)
    7,821,021                  Bank of New York Depositary Reserve, 5%, due 11/01/95                              7,821,021
                                                                                                                 ----------
                               TOTAL INVESTMENTS (COST: $79,093,131) (99.2%)                                     79,534,588

                               EXCESS OF OTHER ASSETS OVER LIABILITIES (0.8% )                                      624,578
                                                                                                                 ----------
                               NET ASSETS (100%)                                                                $80,159,166
                                                                                                                ===========


See accompanying Notes to Financial Statements.

                                                        TCW GALILEO FUNDS, INC.


TCW Galileo Core Equity Fund
                                                                October 31, 1995


SCHEDULE OF INVESTMENTS
-----------------------

Number
of Shares       EQUITY SECURITIES                                             Value
---------       -----------------                                             -----

                CONSUMER STAPLES (17.3% OF NET ASSETS)
                COSMETICS - HOUSEHOLD PRODUCTS (1.1%)
  27,800        Proctor & Gamble Co.                                    $   $2,251,800
                                                                        --------------
                LEISURE, ENTERTAINMENT, PHOTO AND MEDIA (7.3%)
 100,000        Electronic Arts, Inc.                                        3,662,500  **
 176,600        News Corp. Ltd.                                              3,509,925
 145,766        Viacom, Inc. Class B                                         7,288,300  **
                                                                        --------------
                Total Leisure, Entertainment, Photo and Media               14,460,725
                                                                        --------------
                DRUGS & HOSPITAL SUPPLY (1.2%)
  99,000        Ivax Corp.                                                   2,252,250
                                                                        --------------
                HEALTHCARE (6.0%)
  82,000        Amgen, Inc.                                                  3,936,000  **
 161,000        Columbia/HCA Healthcare Corp.                                7,909,125
                                                                        --------------
                Total Healthcare                                            11,845,125
                                                                        --------------
                RETAIL (1.7%)
  89,666        Home Depot, Inc.                                             3,340,059
                                                                        --------------
                TOTAL CONSUMER STAPLES (Cost: $28,693,455)                  34,149,959
                                                                        --------------
                CONSUMER CYCLICALS (10.1%)
                AUTOS AND AUTO PARTS (10.1%)
 127,100        Chrysler Corp.                                               6,561,538
 183,435        Ford Motor Company                                           5,273,756
 159,600        Lear Seating Corp.                                           4,428,900  **
  84,200        Magna International, Inc.                                    3,641,650
                                                                        --------------
                Total Autos and Auto Parts                                  19,905,844
                                                                        --------------
                TOTAL CONSUMER CYCLICALS (Cost: $20,348,711)                19,905,844
                                                                        --------------




**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW Galileo Core Equity Fund

-----------------------------------


Number
of Shares  EQUITY SECURITIES                                                          Value
---------  -----------------                                                       -----------

           CAPITAL GOODS (47.7%)
           AEROSPACE AND CONGLOMERATES (6.4%)
 101,000   Boeing Company                                                          $ 6,628,125
  67,200   United Technologies Corp.                                                 5,964,000
                                                                                   -----------
           Total Aerospace and Conglomerates                                        12,592,125
                                                                                   -----------
           ELECTRONICS - SEMICONDUCTORS AND INSTRUMENTS (9.3%)
 127,300   Intel Corp.                                                               8,895,088
 238,000   National Semiconductor Corp.                                              5,801,250  **
  55,100   Texas Instruments, Inc.                                                   3,760,575
                                                                                   -----------
           Total Electronics - Semiconductors and Instruments                       18,456,913
                                                                                   -----------
           ELECTRICAL INSTRUMENTS AND TELECOMMUNICATION EQUIPMENT (5.0%)
 118,500   Motorola, Inc.                                                            7,776,562
  56,500   Northern Telecom Ltd.                                                     2,034,000
                                                                                   -----------
           Total Electrical Instruments and Telecommunication Equipment              9,810,562
                                                                                   -----------
           INFORMATION PROCESSING (23.4%)
  51,700   America Online, Inc.                                                      4,136,000  **
 114,900   Computer Sciences Corp.                                                   7,683,938  **
  78,300   First Data Corp.                                                          5,177,588
 110,200   General Motors Corp. Class E                                              5,193,175
  87,900   Hewlett-Packard Company                                                   8,141,737
  50,700   Microsoft Corp.                                                           5,070,000  **
 118,600   Storage Technology Corp.                                                  2,920,525  **
  62,500   Xerox Corp.                                                               8,109,375
                                                                                   -----------
           Total Information Processing                                             46,432,338
                                                                                   -----------
           MACHINERY AND INFRASTRUCTURE (3.6%)
 126,000   America Standard Companies                                                3,370,500  **
  66,100   Caterpillar, Inc.                                                         3,709,862
                                                                                   -----------
           Total Machinery and Infrastructure                                        7,080,362
                                                                                   -----------

           TOTAL CAPITAL GOODS (Cost: $68,720,644)                                  94,372,300
                                                                                   -----------

           BASIC INDUSTRIES (14.1%)
           PAPER, FOREST PRODUCTS & CONTAINERS (1.4%)
  51,500   Champion International Corp.                                              2,755,250
                                                                                   -----------




**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1995




Number
of Shares    EQUITY SECURITIES                                           Value
---------    -----------------                                           -----

             TRANSPORTATION (12.7%)
    79,800   AMR Corp.                                                  5,266,800**
    86,961   Burlington Northern Santa Fe                               7,293,854
    94,500   Delta Airlines, Inc.                                       6,201,563
    68,500   Northwest Airlines Corp.                                   2,748,562**
    20,900   UAL Corp.                                                  3,675,787**
                                                                     ------------
             Total Transportation                                      25,186,566
                                                                      ------------

             TOTAL BASIC INDUSTRIES (Cost: $21,607,956)                27,941,816
                                                                     ------------

             CREDIT SENSITIVE (6.9%)
             BANKS, FINANCIAL SERVICES AND BUILDING (6.9%)
   111,100   Citicorp                                                   7,207,612
   106,600   Green Tree Financial Corp.                                 2,838,225
    64,300   Merrill Lynch & Co., Inc.                                  3,568,650
                                                                     ------------
             Total Banks, Financial Services and Building              13,614,487
                                                                     ------------
             TOTAL CREDIT SENSITIVE (Cost: $10,008,112)                13,614,487
                                                                     ------------
             TOTAL EQUITY SECURITIES (COST: $149,378,878) (96.1%)     189,984,406
                                                                     ------------

Principal
Amount       TOTAL SHORT-TERM INVESTMENTS (COST: $8,328,211) (4.2%)
---------    ------------------------------------------------------
$8,328,211   Bank of New York Depositary Reserve, 5%, due 11/01/95      8,328,211
                                                                     ------------
             TOTAL INVESTMENTS (COST: $157,707,089)(100.3%)           198,312,617
             LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)               (591,795)
                                                                     ------------
             NET ASSETS (100.0%)                                     $197,720,822
                                                                     ============


**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW Galileo Earnings Momentum Fund


SCHEDULE OF INVESTMENTS
-----------------------


 Number
of Shares      EQUITY SECURITIES                                    Value
---------      -----------------                                -------------
               CONSUMER STAPLES (35.2% OF NET ASSETS)
               BEVERAGES, TOBACCO AND DISTRIBUTION (2.1%)
  27,500       Canadaigua Wine Company, Inc., Class A              $1,320,000  **
                                                                   ----------
                 COSMETICS AND HOUSEHOLD PRODUCTS (0.9%)
  37,900         First Alert, Inc.                                    587,450  **
                                                                   ----------
                 DRUGS & HOSPITAL SUPPLY (7.0%)
  21,900         Biochem Pharma, Inc.                                 837,675  **
  15,700         Dura-Pharmaceuticals, Inc.                           459,225  **
  21,900         Liposome Company, Inc.                               336,712  **
  52,300         Matrix Pharmaceuticals, Inc.                         758,350  **
   6,500         Myriad Genetics, Inc.                                175,500  **
   8,900         Neurogen Corp.                                       198,025  **
  37,200         Noven Pharmaceuticals, Inc.                          381,300  **
  55,700         Pharmacyclics, Inc.                                  807,650  **
  27,900         Sepracor, Inc.                                       470,813  **
                                                                   ----------
                 Total Drugs & Hospital Supply                      4,425,250
                                                                   ----------
                 FOODS, HOTELS AND RESTAURANTS (1.2%)
  58,200         Landry's Seafood Restaurants, Inc.                   785,700  **
                                                                   ----------
                 HEALTHCARE (11.6%)
  10,200         AHI Healthcare Systems, Inc.                         142,800  **
  30,300         Alpharma, Inc., Class A                              727,200
  43,900         AmeriSource Health Corp., Class A                  1,196,275  **
  54,700         Apria Healthcare Group, Inc.                       1,182,888  **
  24,000         Depotech Corp.                                       348,000  **
  26,100         Inphynet Medical Management, Inc.                    469,800  **
  31,500         Integrated Health Services, Inc.                     720,563
  19,300         Medic Computer Systems, Inc.                       1,027,725  **
  50,000         Perrigo Company                                      612,500  **
  10,097         Summit Care Corp.                                    209,513  **
  10,600         Total Renal Care Holdings, Inc.                      215,975  **
   3,700         United Dental Care, Inc.                             112,850  **
  13,700         Vencor, Inc.                                         380,175  **
                                                                   ----------
                 Total Healthcare                                   7,346,264
                                                                   ----------





**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1995




Number of
Shares            EQUITY SECURITIES                                              Value
---------         -----------------                                              -----

                  LEISURE, ENTERTAINMENT, PHOTO AND MEDIA (2.9%)
   11,800         Franklin Electronic Publishers, Inc.                        $  488,225  **
   34,500         Heritage Media Corp.                                           974,625  **
   13,100         Hollywood Entertainment Corp.                                  350,425  **
                                                                              ----------
                    Total Leisure, Entertainment, Photo and Media              1,813,275
                  RETAIL (6.5%)
   30,000         Bed, Bath & Beyond, Inc.                                       937,500  **
   15,000         De Rigo S.p.A. (ADR)  (Italy)                                  309,375  **
   21,300         Gymboree Corp.                                                 481,912  **
    9,100         Oakley, Inc.                                                   313,950  **
   25,500         OfficeMax, Inc.                                                631,125  **
   24,975         Staples, Inc.                                                  664,959  **
   34,400         Stein Mart, Inc.                                               378,400  **
   23,200         Williams-Sonoma, Inc.                                          403,100  **
                                                                              ----------
                    Total Retail                                               4,120,321
                                                                              ----------
                  SERVICES - BUSINESS (3.0%)
    7,900         CBT Group, PLC (ADR) (Ireland)                                 356,488  **
   31,500         Corporate Express, Inc.                                        822,938  **
   21,200         Stewart Enterprises, Inc., Class A                             715,500
                                                                              ----------
                    Total Services - Business                                  1,894,926
                                                                              ----------
                   TOTAL CONSUMER STAPLES (Cost:$19,042,269)                  22,293,186
                                                                              ----------
                  CONSUMER CYCLICALS (1.1%)
                  AUTOMOTIVE AND AUTOMOTIVE PARTS (1.1%)
   25,100         ABS Industries, Inc.                                           232,175
   30,600         Titan Wheel International, Inc.                                443,700
                                                                              ----------
                    TOTAL CONSUMER CYCLICALS (Cost:$652,797)                     675,875
                                                                              ----------

**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW Galileo Earnings Momentum Fund

-----------------------------------


Number
of Shares  EQUITY SECURITIES                                           Value
---------  -----------------                                           -----
          CAPITAL GOODS (45.8%)
          COMPUTER SOFTWARE AND SERVICES (9.9%)
 47,700   American Management Systems, Inc.                         $1,377,337  **
  8,300   Computron Software, Inc.                                     141,100  **
 17,700   Filenet Corp.                                                803,137  **
 32,100   FIserv, Inc.                                                 826,575  **
  4,700   Logic Works, Inc.                                             71,675  **
 11,500   NETCOM On-Line Communication Services, Inc.                  669,875  **
 21,800   Nimbus CD International, Inc.                                174,400  **
 26,200   Open Environment Corp.                                       255,450  **
 14,600   Progress Software Corp.                                      956,300  **
  7,800   Remedy Corp.                                                 335,400  **
 11,300   Zebra Technologies Corp.                                     672,350  **
                                                                    ----------
          Total Computer Software and Services                       6,283,599
                                                                    ----------
          ELECTRICAL EQUIPMENT (2.8%)
 29,300   AFC Cable Systems, Inc.                                      344,275  **
 27,300   Brooktree Corp.                                              327,600  **
 15,400   Kemet Corp.                                                  531,300  **
 59,000   Magnetek, Inc.                                               582,625  **
                                                                    ----------
          Total Electrical Equipment                                 1,785,800
                                                                    ----------
          ELECTRONICS - COMMUNICATION EQUIPMENT (8.1%)
 28,100   Cidco, Inc.                                                  832,462  **
 38,100   Comverse Technology, Inc.                                    866,775  **
 23,500   Digital Link Corp.                                           373,062  **
 48,600   ECI Telecommunications, Ltd.                                 923,400
 25,600   Octel Communications Corp.                                   873,600  **
 20,100   Plantronics, Inc.                                            670,838  **
  2,500   Premisys Communications, Inc.                                223,750  **
 26,700   Tekelec                                                      387,150  **
                                                                    ----------
          Total Electronics - Communication Equipment                5,151,037
                                                                    ----------
          ELECTRONICS - SEMICONDUCTORS AND INSTRUMENTS (6.6%)
 26,600   ASM Lithography Holding N.V.                               1,320,025  **
 33,000   Digital Biometrics, Inc.                                     206,250  **
 31,500   Electro Scientific Industries, Inc.                          976,500  **
  7,500   EPIC Design Technology, Inc.                                 345,000  **
 24,400   Methode Electronics, Inc., Class A                           561,200
 17,300   SDL, Inc.                                                    441,150  **
 14,600   Veeco Instruments, Inc.                                      350,400  **
                                                                    ----------
          Total Electronics - Semiconductors and Instruments         4,200,525
                                                                    ----------




**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.



                                                                October 31, 1995



Principal
Amount                EQUITY SECURITIES                                 Value
---------            ------------------                                 -----

                     INFORMATION PROCESSING (9.9%)
  14,820             Adobe Systems, Inc.                             $     844,740
  25,100             Baan Company, N.V.                                  1,066,750  **
  23,700             BDM International, Inc.                               592,500  **
  22,100             Cadmus Communications Corp.                           535,925
   5,600             Checkfree Corp.                                       118,300  **
   4,700             Firefox Communications, Inc.                           81,075  **
  38,200             FTP Software, Inc.                                  1,031,400  **
   1,700             Netscape Communications Corp.                         149,600  **
  30,000             Quickresponse Services, Inc.                          750,000  **
  46,700             Symantec Corp.                                      1,135,394  **
                                                                     -------------
                         Total Information Processing                    6,305,684
                                                                     -------------
                     MACHINERY AND INFRASTRUCTURE (1.8%)
  30,000             Indresco, Inc.                                        513,750  **
  33,800             Thermo Power Corp.                                    485,875  **
  15,400             Westinghouse Air Brake Company                        134,750  **
                                                                     -------------
                         Total Machinery and Infrastructure              1,134,375
                                                                     -------------
                     OFFICE EQUIPMENT AND BUILDING SUPPLIES (0.4%)
  34,800             Cameron Ashley, Inc.                                  269,700  **
                                                                     -------------
                     POLLUTION CONTROL (6.3%)
  30,000             Molten Metal Technologies, Inc.                     1,155,000  **
  61,200             Tetra Technologies, Inc.                              810,900  **
  74,200             USA Waste Services, Inc.                            1,558,200  **
  20,800             U.S. Filter Corp.                                     483,600  **
                                                                     -------------
                         Total Pollution Control                         4,007,700
                                                                     -------------
                     TOTAL CAPITAL GOODS (Cost: $23,244,596)            29,138,420
                                                                     -------------
                     BASIC INDUSTRIES (4.4%)
                     CHEMICALS (1.1%)
  28,300             Mississippi Chemical Corp.                            682,737
                                                                     -------------
                     ENERGY AND OIL SERVICES (1.3%)
  31,900             United Meridian Corp.                                 538,312  **
  11,500             Weatherford Enterra, Inc.                             277,438  **
                                                                     -------------
                         Total Energy and Oil Services                     815,750
                                                                     -------------

**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW Galileo Earnings Momentum Fund


SCHEDULE OF INVESTMENTS
-----------------------



  Number
of Shares      EQUITY SECURITIES                                                  Value
---------      -----------------                                                  -----

          METALS (0.6%)
15,300    Schnitzer Steel Industries, Inc.                                      $  405,450
                                                                                ----------
          TRANSPORTATION (1.4%)
53,200    Arkansas Best Corp.                                                      485,450
28,600    Atlas Air, Inc.                                                          425,425  **
                                                                                ----------
              Total Transportation                                                 910,875
                                                                                ----------
          TOTAL BASIC INDUSTRIES (Cost: $2,909,678)                              2,814,812
                                                                                ----------
          CREDIT SENSITIVE (3.0%)
          BANKS (0.8%)
27,800    Vallicorp Holdings, Inc.                                                 361,400
 7,300    WFS Financial, Inc.                                                      121,362  **
                                                                                ----------
              Total Banks                                                          482,762
                                                                                ----------
          INSURANCE (2.2%)
22,000    PartnerRe Holdings, Ltd.                                                 585,750
31,700    PXRE Corp.                                                               808,349
                                                                                ----------
              Total Insurance                                                    1,394,099
                                                                                ----------
          TOTAL CREDIT SENSITIVE (Cost: $1,775,275)                              1,876,861
                                                                                ----------
          TOTAL EQUITY SECURITIES (COST: $47,624,615) (89.5%)                   56,799,154
                                                                                ----------




**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.




                                                                October 31, 1995

    Principal
     Amount       SHORT-TERM INVESTMENTS (COST: $5,299,744) (8.4%)            Value
--------------    ------------------------------------------------        --------------
$    5,299,744    Bank of New York Depositary Reserve, 5%, due 11/01/95   $    5,299,744
                                                                          ---------------
                  TOTAL INVESTMENTS (COST: $52,924,359) (97.9%)               62,098,898

                  EXCESS OF OTHER ASSETS OVER LIABILITIES (2.1%)               1,312,332
                                                                          ---------------
                  NET ASSETS (100%)                                          $63,411,230
                                                                          ===============









**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW Galileo Small Cap Growth Fund

SCHEDULE OF INVESTMENTS
-----------------------


Number
of Shares     EQUITY SECURITIES                                     Value
---------     -----------------                                     -----

             CONSUMER STAPLES (49.9% OF NET ASSETS)
             BEVERAGES, TOBACCO AND DISTILLERY (1.6%)
   17,000    Canandaigua Wine Company, Inc., Class A             $  816,000  **
   11,700    Odwalla, Inc.                                          236,925  **
                                                                 ----------
                Total Beverages, Tobacco and Distillery           1,052,925
                                                                 ----------
             COSMETICS AND HOUSEHOLD PRODUCTS (2.4%)
   29,500    Sola International, Inc.                               722,750  **
   43,800    Thermolase Corp.                                       892,425  **
                                                                 ----------
                Total Cosmetics and Household Products            1,615,175
                                                                 ----------
             DRUGS AND HOSPITAL SUPPLY (2.2%)
   26,300    Dura-Pharmaceuticals, Inc.                             769,275  **
   19,700    Gulf South Medical Supply, Inc.                        408,775  **
   17,300    Safeskin Corp.                                         311,400  **
                                                                 ----------
                Total Drugs and Hospital Supply                   1,489,450
                                                                 ----------
             FOODS, HOTELS AND RESTAURANTS (2.0%)
    8,000    Apple South, Inc.                                      164,000
   16,600    Boston Chicken, Inc.                                   561,287  **
   15,000    Papa John's International, Inc.                        577,500  **
                                                                 ----------
                Total Foods, Hotels and Restaurants               1,302,787
                                                                 ----------
             HEALTHCARE (13.7%)
   20,200    American Oncology Resources, Inc.                      707,000  **
   25,600    AmeriSource Health Corp., Class A                      697,600  **
   17,800    CRA  Managed Care, Inc.                                427,200  **
    8,200    Compdent Corp.                                         255,225  **
   17,400    HealthPlan Services Corp.                              358,875  **
    6,800    Healthwise of America, Inc.                            200,600  **
   24,600    Lincare Holdings, Inc.                                 611,925  **
   39,700    Medaphis Corp.                                       1,260,475  **
   15,600    Medic Computer Systems, Inc.                           830,700  **
   29,300    MedPartners, Inc.                                      820,400  **
   16,000    Omnicare, Inc.                                         580,000

**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.



                                                                October 31, 1995




Number
of Shares        EQUITY SECURITIES                                                   Value
---------        -----------------                                                   -----
                 HEALTHCARE (CONTINUED)
    10,800       Orthodontic Centers of America, Inc.                         $    345,600  **
     3,500       Oxford Health Plans, Inc.                                         273,875  **
    23,550       PhyCor, Inc.                                                      865,462  **
    21,000       Rotech Medical Corp.                                              477,750  **
     4,200       Summit Medical Systems, Inc.                                       69,300  **
     1,000       Thermo Cardiosystems, Inc.                                         48,500  **
     2,600       United Dental Care, Inc.                                           79,300  **
     5,400       Vencor, Inc.                                                      149,850  **
                                                                              ------------
                     Total Healthcare                                            9,059,637
                                                                              ------------
                 LEISURE, ENTERTAINMENT, PHOTO AND MEDIA (8.5%)
       600       American Radio Systems Corp.                                       13,500  **
    10,800       Anchor Gaming                                                     237,600  **
    10,200       Clear Channel Communication, Inc.                                 836,400  **
    25,400       Hollywood Entertainment Corp.                                     679,450  **
    18,200       Learning Company (The)                                          1,073,800  **
     9,100       Lin Television Corp.                                              260,487  **
     6,100       Premiere Radio Networks, Inc.                                     106,750  **
    18,700       Regal Cinemas, Inc.                                               733,975  **
    19,800       Scientific Games Holdings Corp.                                   648,450  **
    48,500       Westwood One, Inc.                                                763,875  **
     8,200       Young Broadcasting Corp.                                          250,100  **
                                                                             -------------
                     Total Leisure, Entertainment, Photo and Media               5,604,387
                                                                             -------------
                 RETAIL (10.7%)
    14,900       Bed, Bath & Beyond, Inc.                                          465,625  **
    11,000       Blyth Industries, Inc.                                            555,500  **
    11,600       Department 56, Inc.                                               526,350  **
     7,800       Gymboree Corp.                                                    176,475  **
    38,100       Just for Feet, Inc.                                               900,112  **
    18,900       Kenneth Cole Productions, Inc.                                    772,537  **
    19,050       OfficeMax, Inc.                                                   471,488  **
    27,000       Petsmart, Inc.                                                    904,500  **
    36,300       Renters Choice, Inc.                                              608,025  **
    33,000       Stein Mart, Inc.                                                  363,000  **
    24,800       Sunglass Hut International, Inc.                                  675,800  **
    14,300       Tiffany & Company                                                 623,837
                                                                             -------------
                     Total Retail                                                7,043,249
                                                                             -------------




**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW Galileo Small Cap Growth Fund

-------------------------------------



Number
of Shares    EQUITY SECURITIES                                       Value
---------    -----------------                                       -----
             SERVICES - BUSINESS (8.8%)
   9,600     Alternative Resources Corp.                      $    297,600  **
   9,900     CBT Group, PLC (ADR)(Ireland)                         446,738  **
  34,200     Corporate Express, Inc.                               893,475  **
   3,600     Corrections Corporation of America                    196,200  **
  18,900     Filenet Corp.                                         857,588  **
  50,000     Gartner Group, Inc., Class A                        2,181,250  **
  16,500     Information Resources, Inc.                           179,438  **
   9,800     Robert Half International, Inc.                       357,700  **
  21,400     Romac International, Inc.                             395,900  **
                                                              ------------
                 Total Services - Business                       5,805,889
                                                              ------------
             TOTAL CONSUMER STAPLES (Cost:$22,219,506)          32,973,499
                                                              ------------
             CONSUMER CYCLICALS (0.5%)
             AUTOMOTIVE AND AUTOMOTIVE PARTS (0.5%)
  22,650     Titan Wheel International, Inc.                       328,425
                                                              ------------
             TOTAL CONSUMER CYCLICALS (Cost:$282,693)              328,425
                                                              ------------
             CAPITAL GOODS (37.1%)
             COMPUTER SOFTWARE AND SERVICES (16.1%)
  28,600     Atria Software, Inc.                                1,022,450  **
   2,500     Broderbund Software, Inc.                             173,437  **
  13,600     Cambridge Technology Partners, Inc.                   771,800  **
  13,900     Computron Software, Inc.                              236,300  **
  21,000     Datastream Systems, Inc.                              467,250  **
   6,400     Discreet Logic, Inc.                                  364,800  **
   1,200     Imnet Systems, Inc.                                    30,450  **
   7,800     Inso Corp.                                            278,850  **
  14,000     Logic Works, Inc.                                     213,500  **
  60,000     Macromedia, Inc.                                    2,220,000  **
   6,300     Maxis, Inc.                                           278,775  **
  11,800     NETCOM On-Line Communication Services, Inc.           687,350  **
  30,400     Netmanage, Inc.                                       619,400  **
   3,600     Peoplesoft, Inc.                                      309,600  **
  53,200     Platinum Software Corp.                               352,450  **
  18,100     Premenos Technology Corp.                             710,425  **
  11,400     Remedy Corp.                                          490,200  **
  31,400     Security Dynamics Technologies, Inc.                  989,100  **
     900     Verity, Inc.                                           33,075  **
   5,700     Xylogics, Inc.                                        394,015  **
                                                              ------------
                 Total Computer Software and Services           10,643,227
                                                              ------------




**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.



                                                                October 31, 1995




Number of
Shares or
Warrants    EQUITY SECURITIES                                                      Value
--------    -----------------                                                      -----
             ELECTRICAL EQUIPMENT (1.3%)
   14,100    Baldor Electric Company                                       $     338,400
   20,400    C.P. Clare Corp.                                                    527,850  **
                                                                           -------------
                 Total Electrical Equipment                                      866,250
                                                                           -------------
             ELECTRONICS - COMMUNICATION EQUIPMENT (7.1%)
    3,384    American Satellite Network, Inc., Warrants, expires 06/30/99               3  **
   12,800    Ascend Communications, Inc.                                          832,000  **
   16,000    Cascade Communications Corp.                                       1,140,000  **
   10,900    Centennial Cellular Corp.                                            198,925  **
   36,800    Cidco, Inc.                                                        1,090,200  **
   42,000    LCI International, Inc.                                              756,000  **
    7,100    Premisys Communications, Inc.                                        635,450  **
                                                                            -------------
                 Total Electronics - Communication Equipment                    4,652,578
                                                                            -------------
             ELECTRONICS - SEMICONDUCTORS AND INSTRUMENTS (6.7%)
    5,800    ArcSys, Inc.                                                         243,600  **
   12,300    ASM Lithography Holding N.V.                                         610,387  **
   22,300    EPIC Design Technology, Inc.                                       1,025,800  **
    2,300    ESS Technology, Inc.                                                  69,000  **
   20,000    Maxim Integrated Products, Inc.                                    1,495,000  **
   14,000    Methode Electronics, Inc., Class A                                   322,000
   14,200    Microchip Technology, Inc.                                           563,563  **
   12,400    TelCom Semiconductor, Inc.                                            97,650  **
                                                                           --------------
                 Total Electronics - Semiconductors and Instruments             4,427,000
                                                                           --------------
             INFORMATION PROCESSING (5.9%)
   12,948    Adobe Systems, Inc.                                                  738,036
   24,700    Aspen Technology, Inc.                                               679,250  **
   23,600    Astea International, Inc.                                            424,800  **
    3,000    Business Objects S.A. (ADR)(France)                                  129,750  **
   25,500    Computer Management Sciences, Inc.                                   522,750  **
   25,700    HNC Software, Inc.                                                   655,350  **
    6,700    Oak Technology, Inc.                                                 366,825  **
    7,400    Peak Technologies Group (The)                                        186,850  **
   10,700    Performance Systems International, Inc                               189,925  **
                                                                           --------------
                 Total Information Processing                                   3,893,536
                                                                           --------------
             TOTAL CAPITAL GOODS (Cost:$14,052,090)                            24,482,591
                                                                           --------------




**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW Galileo Small Cap Growth Fund

-----------------------------------

  Number
  of Shares    EQUITY SECURITIES                                      Value
------------   -----------------                                 ----------
               BASIC INDUSTRIES (1.9%)........
               ENERGY AND OIL SERVICES (0.1%).
 2,600         Global Industries, Ltd.                          $    68,250 **
                                                                -----------
               TRANSPORTATION (1.8%)
54,700         Atlas Air, Inc.                                      813,662 **
10,000         Fritz Companies, Inc.                                350,000 **
                                                                -----------
                  Total Transportation                            1,163,662
                                                                -----------
               TOTAL BASIC INDUSTRIES (Cost: $1,179,538)          1,231,912
                                                                -----------
               CREDIT SENSITIVE (1.0%)
               BANKS (0.0%)
   500         Jayhawk Acceptance Corp                                6,000 **
                                                                -----------
               INSURANCE (1.0%)
21,900         Crop Growers Corp.                                   284,700 **
10,600         Gallagher (Arthur J.) & Company                      374,975
                                                                -----------
                  Total Insurance                                   659,675
                                                                -----------
               TOTAL CREDIT SENSITIVE (Cost: $620,951)              665,675
                                                                -----------
               TOTAL EQUITY SECURITIES (COST:$38,354,778)(90.4%) 59,682,102
                                                                -----------
  Principal
  Amount       SHORT-TERM INVESTMENTS (COST: $8,024,583) (12.1%)
-----------    ------------------------------------------------
$8,024,583     Bank of New York Depositary Reserve, 5%, due
               11/01/95                                           8,024,583
                                                                -----------
               TOTAL INVESTMENTS (COST: $46,379,361) (102.5%)    67,706,685
               LIABILITIES IN EXCESS OF OTHER ASSETS (-2.5%)     (1,650,670)
                                                                -----------
               NET ASSETS (100%)                                 66,056,015
                                                                ===========



**  Non-income producing.
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


TCW Galileo Asia Pacific Equity Fund

                                                                October 31, 1995

SCHEDULE OF INVESTMENTS
-----------------------



Number of
  Shares                       EQUITY SECURITIES                                                       Value
--------                       -----------------                                                       -----

                                CHINA (COST: $276,988) (0.5% OF NET ASSETS)
     250,000                    Shanghai Yaohua Pilkington Glass Company Limited, Series B          $   245,000
                                                                                                    -----------
                                HONG KONG (38.3%)
     235,000                    Amoy Properties, Limited                                                226,435
     408,000                    ASM Pacific Technology, Limited                                         385,214
     282,000                    Cheung Kong Holdings, Limited                                         1,590,211
     159,500                    China Light & Power Company, Limited                                    849,919
     110,000                    Citic Pacific, Limited                                                  343,581
     313,400                    Consolidated Electric Power Asia, Limited                               634,356
     156,000                    Dao Heng Bank Group, Limited                                            572,001
     218,000                    Guoco Group, Limited                                                  1,009,390
     113,800                    Hang Seng Bank, Limited                                                 953,019
     242,000                    Hong Kong Electric Holdings, Limited                                    823,172
     262,400                    Hong Kong Telecommunications, Limited                                   458,160
     305,000                    Hong Kong & China Gas Company, Limited                                  495,066
     155,437                    HSBC Holdings Public, Limited                                         2,261,654
     269,000                    Hutchison Whampoa, Limited                                            1,482,113
     330,000                    Hysan Development Company, Limited                                      840,813
      21,000                    Jardine Matheson Holdings, Limited                                      128,100
     350,000                    New World Development Company, Limited                                1,362,555
   1,480,000                    Ng Fung Hong, Limited                                                   660,390
     186,000                    Sun Hung Kai Properties, Limited                                      1,485,488
     130,000                    Swire Pacific, Limited, Class A                                         975,193
     174,000                    Varitronix International, Limited                                       331,941
                                                                                                    -----------
                                TOTAL HONG KONG (Cost: $15,579,953)                                  17,868,771
                                                                                                    -----------
                                INDIA (2.3%)
      12,000                    Bajaj Auto, Limited (GDS)                                               318,000
      30,000                    India Cement, Limited (GDR)                                             228,900
      31,000                    Larsen & Toubro Limited (GDR)                                           550,250
                                                                                                    -----------
                                TOTAL INDIA (Cost: $1,075,160)                                        1,097,150
                                                                                                    -----------
                                INDONESIA (5.5%)
     270,000                    PT Astra International                                                  540,713
     145,450                    PT Bank Bali                                                            339,298
      90,000                    PT HM Sampoerna                                                         831,866
      81,470                    PT Indofood Sukses Makmur                                               376,512
     177,000                    PT Semen Gresik                                                         459,639
                                                                                                    -----------
                                TOTAL INDONESIA (Cost: $2,080,143)                                    2,548,028
                                                                                                    -----------





See accompanying Notes to Financial Statements.

TCW Galileo Asia Pacific Equity Fund

-----------------------------------


Number of
 Shares
or Warrants                    EQUITY SECURITIES                                                      Value
-----------                    -----------------                                                      -------

                               MALAYSIA (14.3%)
      81,000                   Berjaya South Island (Prime Utilities Berhad)                       $  748,820
     176,000                   Commerce Asset Holdings                                                872,384
     319,000                   DCB Holdings Berhad                                                    903,540
     466,000                   Faber Group Berhad                                                     395,972
     594,500                   Lion Land Berhad                                                       643,145
     175,000                   Malakoff Berhad                                                        519,768
      32,000                   MBF Capital Berhad                                                      30,212
     235,000                   New Straits Times Press Berhad                                         739,575
      80,000                   Petronas Gas Berhad                                                    270,653
      80,000                   Petronas Gas Berhad Warrants, expires 08/17/00                         139,732  **
     445,000                   Renong Berhad                                                          679,229
      18,000                   Sime Darby Berhad                                                       44,965
     100,000                   Telekom Malaysia Berhad                                                715,972
                                                                                                   ----------
                               TOTAL MALAYSIA (Cost: $6,630,538)                                    6,703,967
                                                                                                   ----------
                               PAKISTAN (COST: $541,108) (0.6%)
       3,010                   Pakistan Telecommunications Corporation (GDS)                          281,435
                                                                                                   ----------
                               PHILIPPINES (2.5%)
   1,501,500                   Belle Corporation                                                      227,762
      46,900                   Manila Electric Company, Series B                                      349,409
     345,100                   Pilipino Telephone Corporation                                         304,812
     148,000                   Security Bank Corporation                                              272,811
                                                                                                   ----------
                               TOTAL PHILIPPINES (Cost: $1,325,501)                                 1,154,794
                                                                                                   ----------
                               SINGAPORE (11.7%)
      80,000                   City Development, Limited                                              495,225
     104,000                   Development Bank of Singapore, Limited                               1,191,935
      97,000                   Far East Levingston Shipbuilding, Limited                              418,606
      30,000                   Fraser & Neave Limited                                                 354,439
     110,000                   Keppel Corporation, Limited                                            902,724
     195,000                   Parkway Holdings, Limited, Warrants, expires 10/13/98                  248,320 **
     115,000                   Singapore Land, Limited                                                642,731
      91,000                   United Overseas Bank, Limited                                          798,302
      80,000                   Van der Horst, Limited                                                 410,329
                                                                                                   ----------
                               TOTAL SINGAPORE (Cost: $5,025,645)                                   5,462,611
                                                                                                   ----------

**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.




                                                                October 31, 1995




   Number of
Shares Warrants
  or Rights                   EQUITY SECURITIES                                                Value
---------------               -----------------                                                -------
                              SOUTH KOREA (8.1%)
             115              Daewoo Corporation Warrants, expires 11/08/96                 $    28,750 **
              35              Dong Yang Dragon Trust                                            525,000
           9,000              Halla Engineering & Construction Company, Limited                 451,647
           9,000              Halla Engineering & Construction Rights, expires 11/22/95          26,252 **
          11,000              Korea Electric Power Corporation (New ADR)                        270,875
          14,500              Korea Electric Power Corporation (ADR)                            358,875
          60,000              Korea Exchange Bank (IN)                                          666,492
          13,000              L.G. Chemical, Limited (GDR)                                      308,750
          13,500              L.G. Securities, Limited                                          296,393
           7,400              Pohang Iron & Steel Comapny, Limited (ADR)                        190,550
               2              Samsung Electronics Company, Limited (1/2 Voting GDR)                 210
           5,500              Samsung Electronics Company, Limited (144A) (1/2 Voting GDR)      643,500 *
             130              Tong Yang Cement Corporation, Warrants, expires 08/18/96           19,500 **
                                                                                             ----------
                              TOTAL SOUTH KOREA (Cost: $4,141,984)                            3,786,794
                                                                                             ----------
                              TAIWAN (COST: 948,718) (1.8%)
          93,300              The Taiwan Index Fund, Limited                                    863,025
                                                                                             ----------
                              THAILAND (7.1%)
         162,100              Bank of Ayudhya Public Company, Limited                           933,829
         243,780              Electricity Generating Public Company, Limited                    832,939
           9,600              Mathicon Public Company, Limited                                   48,057
          35,800              Phatra Thanakit Public Company, Limited                           280,199
          63,500              PTT Exploration & Production Public Company, Limited              575,209
           8,700              The Siam Cement Company, Limited Public Company, Limited          474,231
          36,000              Swedish Motor Corp. Public Company, Limited                       160,191
                                                                                             ----------
                              TOTAL THAILAND (Cost: $2,724,985)                               3,304,655
                                                                                             ----------
                              TOTAL EQUITY SECURITIES (COST: $40,351,723) (92.7%)            43,316,230
                                                                                             ----------

*   Restricted security. (See Note 6)

**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW Galileo Asia Pacific Equity Fund

-----------------------------------

 Principal
 Amount         CONVERTIBLE SECURITIES                                                            Value
-----------     ----------------------                                                          ------------
$   365,000     PHILIPPINES (COST: $365,000) (0.8%)
                Bacnotan Consolidated Industries, Inc., Convertible Bond, 5.5%, due 06/21/04    $    368,650
                                                                                                ------------
                SOUTH KOREA (COST: 340,734) (0.6%)
    210,000     Daewoo Electronics Public Company, Limited, Convertible Bond,
                 3.5%, due 12/31/07                                                                  268,800
                                                                                                ------------
                THAILAND (2.7%)
    315,000     Land & House Public Company, Limited, Convertible Bond,
                 5%, due 04/29/03                                                                    384,300
    905,000     Siam Commercial Bank Public Company, Limited, Convertible Bond,
                 3.25%, due 01/24/04                                                                 907,263
                                                                                                ------------
                TOTAL THAILAND (Cost: $1,269,400)                                                  1,291,563
                                                                                                ------------
                TOTAL CONVERTIBLE SECURITIES (COST: $1,975,134) (4.1%)                             1,929,013
                                                                                                ------------
                SHORT-TERM INVESTMENTS (COST: $1,797,438) (3.9%)
                ------------------------------------------------

  1,797,438     Bank of New York Depositary Reserve, 5%, due 11/01/95                              1,797,438
                                                                                                ------------
                TOTAL INVESTMENTS (COST: $44,124,295) (100.7%)                                    47,042,681

                LIABILITIES IN EXCESS OF OTHER ASSETS (-0.7%)                                       (333,274)
                                                                                                ------------
                NET ASSETS (100%)                                                                $46,709,407
                                                                                                ============






See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Emerging Markets Fund


                                                                October 31, 1995


SCHEDULE OF INVESTMENTS
-----------------------


 Number
of Shares          EQUITY SECURITIES                                                      Value
---------          -----------------                                                      -----
                ARGENTINA (3.3% OF NET ASSETS)
   38,400       Astra Compania Argentina de Petroleo, S.A.                          $       56,809
    2,600       Banco Frances del Rio de la Plata, S.A. (ADR)                               56,875
    5,000       Banco de Galicia y Buenos Aires, S.A., Series B                             23,591
    4,800       Banco de Galicia y Buenos Aires, S.A. (ADR)                                 91,800
    3,300       Buenos Aires Embotelladora, S.A. (ADR)                                      75,488
    8,900       Compania Interamericana de Automoviles, S.A.                                32,472
   99,702       Compania Naviera Perez Companc S.A.C.F.I.M.F.A.                            439,510
    8,300       IRSA Inversiones y Representaciones, S.A.                                   17,423
   14,040       Juan Minetti, S.A.                                                          34,384
    8,846       Molinos Rio de la Plata, S.A.                                               55,265
   10,800       Nobleza Piccardo                                                            41,563
   26,500       Sociedad Comercial del Plata Sociedad Anonima                               53,509
    8,400       Telecom Argentina STET-France Telecom, S.A., Series B                       32,327
    4,200       Telecom Argentina STET-France Telecom, S.A., Series B (ADR)                161,175
   12,600       Telefonica de Argentina Sociedad Anonima                                   261,450
    9,700       TRANSPORTADORA DE GAS DEL SUR, S.A. (ADR)                                   99,425
   10,401       Yacimientos Petroliferos Fiscales Sociedad del Estado (ADR)                178,117
                                                                                     -------------
                TOTAL ARGENTINA (Cost: $1,889,118)                                       1,711,183
                                                                                     -------------
                BRAZIL (2.9%)
  355,600       Brasmotor, S.A.                                                             83,205
1,552,473       CENTRAIS ELETRICAS BRASILEIRAS, S.A. (ELETROBRAS)                          440,750
    3,500       Clark Automotive Products Corporation (CAPCO) (ADR)                         26,688**
9,220,000       Companhia Brasileira de Petroleo Ipiranga                                   87,732
   17,500       Companhia Energetica de Sao Paulo                                          173,906
4,300,000       Companhia Paranaense de Energia (COPEL)                                     31,749
7,400,000       Companhia Siderurgica Nacional                                             158,527
    7,500       Companhia Souza Cruz Industria e Comercio                                   53,661
  760,000       Light-Servicos de Electricidade, S.A.                                      229,596
4,850,000       Lojas Americanas, S.A.                                                     116,005
2,700,000       Telecomunicacoes Brasileiras, S.A. (Telebras)                               89,682
                                                                                     -------------
                TOTAL BRAZIL (Cost: $1,971,885)                                          1,491,501
                                                                                     -------------

**  Non-income producing.
See accompanying Notes to Financial Statements.

TCW Galileo Emerging Markets Fund

----------------------------------

  Number
  of Shares  EQUITY SECURITIES                                            Value
-----------  -----------------                                          ----------

             CHILE (3.6%)
  3,300      Administradora de Fondos de Pensiones Provida, S.A.             80,850
  1,900      Banco O'Higgins                                                 40,613
  3,000      Chilectra, S.A.                                                125,250
  6,800      Chilgener, S.A. (ADR)                                          163,200
  5,400      Compania Cervecerias Unidas, S.A.                              124,875
  2,300      Compania de Telecomunicaciones de Chile, S.A.                  165,600
  4,900      Embotelladora Andina, S.A.                                     162,925
 11,100      Enersis, S.A. (ADR)                                            278,888
  7,650      Genesis Chile Fund Limited                                     291,656
  5,100      Madeco, S.A.                                                   126,862
  9,850      Maderas y Sinteticos Sociedad Anonima (MASISA) (ADR)           176,069
  2,650      Santa Isabel, S.A.                                              59,956
  1,500      Sociedad Quimica y Minera de Chile, S.A.                        65,062
                                                                        -----------
             TOTAL CHILE (Cost: $1,857,199)                               1,861,806
                                                                        -----------

             CHINA (1.2%)
 24,000      Shandong Huaneng Power (ADR)                                   192,000
586,690      Shanghai Dajiang, Series B                                     344,974
 98,200      Shanghai Yaohua Pilkington Glass Company Limited, Series B      96,236
                                                                        -----------
             TOTAL CHINA (Cost: $650,405)                                   633,210
                                                                        -----------

             COLOMBIA (2.0%)
 30,200      Almacenes Exito, S.A.                                          109,014
 12,400      Banco Industrial Colombiano                                    168,950
 28,246      Banco de Bogota                                                130,850
  8,300      Cementos Diamante, S.A., (144A) (ADS)                          141,100*
 14,470      Compania Nacional de Chocolates, S.A.                          115,348
  9,000      Compania Suramericana de Seguros, S.A.                         158,829
 39,200      Compania de Cemento Argos, S.A.                                235,837
                                                                        -----------
             TOTAL COLOMBIA (Cost: $1,440,880)                            1,059,928
                                                                        -----------

             GREECE (1.3%)
 34,760      Aegek                                                          366,249
  7,230      Ergo Bank                                                      311,571
                                                                        -----------
             TOTAL GREECE (Cost: $619,459)                                  677,820
                                                                        -----------

             HONG KONG (COST: $459,858) (0.9%)
223,000      Consolidated Electric Power Asia, Limited                      451,376
                                                                        -----------





* Restricted security. (See Note 6)
See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.



                                                                October 31, 1995



 Number
or Shares            EQUITY SECURITIES                                      Value
---------            -----------------                                      -----

                     INDIA (1.8%)
   6,000             Hindalco Industries, Limited (GDR)                  $  186,000
  43,000             Larsen & Toubro Limited (GDR)                          763,250
                                                                         ----------
                     TOTAL INDIA (Cost: $892,850)                           949,250
                     INDONESIA (2.7%)                                    ----------
 141,000             PT Astra International                                 282,372
 104,000             PT Bank International Indonesia 'Foreign'              363,908
  72,475             PT Indofood Sukses Makmur                              334,942
   8,900             PT Indonesian Satellite Corporation (ADR)              294,813
 190,080             PT Mayora Indah                                        135,951
                                                                         ----------
                     TOTAL INDONESIA (Cost: $1,415,239)                   1,411,986
                     IRELAND (COST: $275,000) (0.5%)                     ----------
  27,500             Central Asia Investment Company Limited                275,000  +
                     MALAYSIA (16.5%)                                    ----------
  94,000             Berjaya South Island (Prime Utilities Berhad)          869,001
 252,000             Commerce Asset Holdings                              1,249,095
 445,000             Development & Commercial Bank Holdings Berhad        1,260,425
 128,000             Genting Berhad                                       1,102,754
  20,000             Land & General Holdings Berhad                          46,420
 794,500             Lion Land Berhad                                       859,510
 523,000             MBF Capital Berhad                                     493,784
 265,000             New Straits Times Press Berhad                         833,989
 620,000             Renong Berhad                                          946,341
 113,000             Technology Resources Industries Berhad                 286,723
  81,000             Telekom Malaysia Berhad                                579,937
                                                                         ----------
                     TOTAL MALAYSIA (Cost: $8,393,073)                    8,527,979
                                                                         ----------

+   Security valued at fair value by the Adviser. (See Note 2)


See accompanying Notes to Financial Statements.

TCW Galileo Emerging Markets Fund

-----------------------------------



Number
of Shares
or Units          EQUITY SECURITIES                                                                Value
-----------       -----------------                                                                -----

                   MEXICO (13.3%).
    165,600        Cemex, S.A. de C.V.                                                           $  513,850
    386,700        Cifra, S.A. de C.V., Series C                                                    395,972
      3,600        Coca Cola FEMSA, S.A. de C.V. (ADR)                                               64,800
     21,000        DESC, S.A. de C.V., Serices B                                                     67,828
     13,400        Empresas ICA Sociedad Controladora, S.A. de C.V. (ADR)                           127,300
     12,500        Empresas La Moderna, S.A. de C.V., (ADR)                                         175,000
     99,600        Fomento Economica Mexicano, S.A. de C.V., Series B                               207,348
     22,440        Gruma, S.A. de C.V.                                                               66,465
    143,800        GRUPO CARSO, S.A. de C.V.  Series A1                                             756,522  **
    182,700        Grupo Cementos de Chihuahua, S.A. de C.V., Series B                              128,843
      4,300        Grupo Embotellador de Mexico (GDR)                                                44,613
     95,900        Grupo Financiero Inbursa, S.A. de C.V., Series B                                 261,054  **
     63,000        Grupo Industria Alfa, S.A. de C.V., Series A                                     724,189
     26,394        Grupo Industrial San Luis, S.A. de C.V., Units                                   124,711
     43,700        Grupo Industrial Bimbo, S.A. de C.V., Series A                                   166,417
     10,613        Grupo Industrial Maseca, S.A. de C.V. (ADR)                                      102,150
     14,030        Grupo Televisa, S.A. (ADR)                                                       242,018
    217,600        Industria Automotriz, S.A. Series B                                               62,272  + **
     66,600        Jugos del Valle, S.A. de C.V., Series B                                          116,292
     26,600        Kimberly-Clark de Mexico, S.A. de C.V., Series A                                 348,914
     11,500        Panamerican Beverage (ADR)                                                       314,813
     55,745        Telefonos de Mexico, S.A. de C.V., Series L (ADR)                              1,532,987
     17,300        Transportacion Maritima Mexicana, S.A. de C.V. (TMM), Series A (ADR)             108,125
     27,100        Tubos de Acero de Mexico, S.A. de C.V. (TAMSA) (ADR)                             182,925
                                                                                               ------------
                   TOTAL MEXICO (Cost: $9,192,704)                                                6,835,408
                                                                                               ------------
                   PAKISTAN (COST: $713,687) (0.7%)
      3,970        Pakistan Telecommunications (GDS)                                                371,195
                                                                                              -------------
                   PANAMA (COST: $96,875) (0.2%)
      3,100        Banco Latinamericano de Exportaciones, S.A. (ADR)                                129,425
                                                                                              -------------
                   PERU (1.0%)
     14,859        Credicorp, Limited                                                               245,174
     83,344        Cerveceria Backus y Johnson, S.A.                                                149,130
      5,647        Compania de Minas Buenaventura, S.A.                                              30,985
     19,890        Enrique Ferreyros, S.A.                                                           22,792
     34,751        Explosivos, S.A.                                                                  92,965
                                                                                               ------------
                   TOTAL PERU (Cost: $530,085)                                                      541,046
                                                                                               ------------





+   Security valued at fair value by the Adviser. (See Note 2)

**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.




                                                                October 31, 1995


 Number of
Shares or
  Units             EQUITY SECURITIES                                                  Value
----------          -----------------                                                  -----
                    PHILIPPINES (1.7%)
   209,000          Bacnotan Cement Corporation                                   $  200,653
    94,000          Manila Electric Company, Series B                                700,307
                                                                                  ----------
                    TOTAL PHILIPPINES (Cost: $905,948)                               900,960
                                                                                  ----------
                    PORTUGAL (2.9%)
    25,590          Corticeira Amorim                                                249,802
    28,467          Espirito Santo Financial Holding, S.A. (ADR)                     313,137
    15,750          Portugal Telecom                                                 297,950
    20,650          Soares da Costa                                                  287,771
    15,000          Sonae Investments, Series A                                      346,371
                                                                                  ----------
                    TOTAL PORTUGAL (Cost: $1,802,225)                              1,495,031
                                                                                  ----------
                    SINGAPORE (Cost: $385,647)(0.8%)
    80,000          Van der Horst, Limited                                           410,329
                                                                                  ----------
                    SOUTH AFRICA (10.0%)
     8,300          Anglo Alpha Limited                                              295,778
     5,100          Anglovaal Limited (144A) (ADR)                                   192,844  *
    29,500          Barlow Limited                                                   380,071
    18,400          DeBeers Consolidated Mines Limited (ADR)                         506,000
    20,000          Malbak Limited                                                   132,950
    45,591          Malbak Limited (144A)                                            303,065  *
   103,281          Murray & Roberts Holdings Limited                                721,948
    10,500          Nedcor Limited, Units (144A) (GDR)                               582,750  *
    54,700          Pick 'n Pay Stores Limited                                       198,677
    16,559          Pretoria Portland Cement Company Limited                         453,920
    33,525          Sasol Limited                                                    289,484
    21,546          The South African Breweries, Limited (ADR)                       702,938
    12,200          The South African Breweries, Limited (Ordinary Shares)           400,480
                                                                                  ----------
                    TOTAL SOUTH AFRICA (Cost: $4,095,436)                          5,160,905
                                                                                  ----------


* Restricted security. (See Note 6)

See accompanying Notes to Financial Statements.

TCW Galileo Emerging Markets Fund

-----------------------------------



  Number
of shares
or Warrants         EQUITY SECURITIES                                            Value
------------        -----------------                                          ----------
                    SOUTH KOREA (4.1%)
          60        Daewoo Corporation Warrants, expires 11/08/96              $   15,000  **
          20        Dong Yang Dragon Trust                                        300,000
      25,000        Korea Electric Power Corporation (New ADR)                    615,625
      38,000        Korea Exchange Bank (IN)                                      422,112
      11,800        L.G. Chemical, Limited (GDR)                                  280,250
       9,784        Pohang Iron & Steel Company, Limited (ADR)                    251,938
          42        Samsung Electronics Company, Limited (1/2
                    Voting GDR)                                                     4,326
          60        Samsung Electronics Company, Limited (1/2
                    Voting GDR)                                                     6,300
         593        Samsung Electronics Company, Limited (1/2
                    Non-Voting GDR)                                                32,615
       3,000        Samsung Electronics Company, Limited (144A)
                    (1/2 Non-Voting GDR)                                          195,750  *
                                                                              -----------
                    TOTAL SOUTH KOREA (Cost: $2,245,246)                        2,123,916
                                                                              -----------
                    TAIWAN (COST: $430,352) (0.8%)
      43,000        The Taiwan Index Fund, Limited                                397,750
                                                                              -----------
                    THAILAND (3.8%)
      54,000        PTT Exploration & Production Public
                    Company, Limited                                              489,154
      13,200        The Siam Cement Company, Limited Public
                    Company, Limited                                              719,523
      94,000        Thai Farmer's Bank                                            776,798
                                                                              -----------
                    TOTAL THAILAND (Cost: $1,992,153)                           1,985,475
                                                                              -----------
                    TURKEY (1.5%)
     444,000        Cimentas, A.S.                                                268,356
   1,898,000        Eczacibasi Yapi                                               225,732
     808,000        Netas Telekomunik                                             279,626
       3,098        Turkiye Garanti Bankasi (ADR)                                  27,882
                                                                              -----------
                    TOTAL TURKEY (Cost: $895,624)                                 801,596
                                                                              -----------
                    VIETNAM (COST: $378,350) (0.7%)
      32,900        Lazard Vietnam Fund Limited  (Preference Shares)              378,350
                                                                              -----------
                    TOTAL COMMON STOCK (Cost: $43,529,298) (78.2%)             40,582,425
                                                                              -----------

*   Restricted Security. (See Note 6)
**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1995

Number of
Shares or
Rights              PREFERRED STOCK                                              Value
------------        -----------------                                          ----------
                    BRAZIL (12.7%)
46,582,985          Banco Bradesco, S.A                                        $   426,300
   915,800          Banco Itau, S.A                                                271,426
       535          BARDELLA S/A INDUSTRIAS MECANICAS                               77,891
 1,192,000          Caemi Mineracao e Metalurgia, S.A                               67,558
 2,626,289          CENTRAIS ELETRICAS BRASILEIRAS, S.A. (ELETROBRAS)              748,340
 1,013,677          Companhia Cervejaria Brahma                                    386,875
 7,794,064          COMPANHIA ENERGETICA DE MINAS GERAIS (CEMIG)                   166,969
   372,164          COMPANHIA ENERGETICA DE MINAS GERAIS (CEMIG), Rights,
                      expires 11/24/95                                                   -  **
   656,900          COMPANHIA DE TECIDOS NORTE DE MINAS (COTEMINAS)                204,940
 5,739,300          Compania Vale do Rio Doce                                      925,116
   227,600          Confab Industrial, S.A                                         120,711
 2,600,000          Duratex, S.A                                                   127,080
   143,771          Industrias Klabin de Papel e Celulose, S.A                     134,561
   354,600          Itausa - Investimentos Itau, S.A                               202,818
 5,887,000          Petroleo Brasileiro, S.A. (PETROBRAS)                          508,195
13,110,916          Refrigeracao Parana, S.A                                        30,950
31,947,492          Telecomunicacoes Brasileiras, S.A. (Telebras)                1,295,375
 5,668,700          Telecomunicacoes de San Paulo, S.A. (Telesp)                   813,579
79,807,000          Usinas Siderurgicas de Minas Gerais, S.A. (USIMINAS)            74,695  **
                                                                                ----------
                    TOTAL BRAZIL (Cost: $7,127,608)                              6,583,379
                                                                                ----------
                    PERU (COST: $359,653) (0.8%)
   227,056          CPT - Telefonica del Peru, S.A                                 405,278
                                                                                ----------
                      TOTAL PREFERRED STOCK (Cost: $7,487,261) (13.5%)           6,988,657
                                                                                ----------
                    TOTAL EQUITY SECURITIES (COST: $51,016,559) (91.7%)         47,571,082
                                                                                ----------

**  Non-income producing.

See accompanying Notes to Financial Statements.

TCW Galileo Emerging Markets Fund

-----------------------------------


Principal
Amount                 CONVERTIBLE SECURITIES                                                             Value
---------              ----------------------                                                             -----

                       INDIA (COST: $509,760) (0.9%)
$   450,000            Reliance Industries, Limited, Convertible Bond, 3.5%, due 11/03/99            $          456,750
                                                                                                     ------------------
                       PHILIPPINES (COST: $641,000) (1.3%)
    650,000            Bacnotan Consolidated Industries, Inc., Convertible Bond, 5.5%, due 06/21/04             656,500
                                                                                                     ------------------
                       SOUTH KOREA (1.4%)
    230,000            Daewoo Electronics Public Company, Limited, Convertible Bond, 3.5%,
                         due 12/31/07                                                                           294,400
    150,000            Goldstar, Convertible Bond, 3.25%, due 12/31/06                                          189,000
CHF 250,000            Yukong Limited, Convertible Bond, 1%, due 12/31/98                                       233,172
                                                                                                     ------------------
                       TOTAL SOUTH KOREA (Cost: $1,192,690)                                                     716,572
                                                                                                     ------------------
                       THAILAND (1.9%)
 $  303,000            Land & House Public Company, Limited, Convertible Bond, 5%, due 04/29/03                 369,660
    640,000            Siam Commercial Bank Public Company, Limited, Convertible Bond,
                         3.25%, due 01/24/04                                                                    641,600
                                                                                                     ------------------
                       TOTAL THAILAND (Cost: $1,049,629)                                                      1,011,260
                                                                                                     ------------------
                       TOTAL CONVERTIBLE SECURITIES (COST: $3,393,079) (5.5%)                                 2,841,082
                                                                                                     ------------------
                       SHORT-TERM INVESTMENTS (COST: $1,580,516) (3.0%)
  1,580,516            Bank of New York Depositary Reserve, 5%, due 11/01/95                                  1,580,516
                                                                                                     ------------------
                       TOTAL INVESTMENTS (COST: $55,990,154) (100.2%)                                        51,992,680

                       LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)                                          (119,496)
                                                                                                     ------------------

                       NET ASSETS (100%).                                                               $    51,873,184
                                                                                                     ==================


CHF Swiss Franc.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Latin America Equity Fund


                                                                October 31, 1995


SCHEDULE OF INVESTMENTS
-----------------------

Number
of Shares           EQUITY SECURITIES                                            Value
------------        -----------------                                          ----------
                    COMMON STOCK
                    ARGENTINA (9.3% OF NET ASSETS)
      97,400        Astra Compania Argentina de Petroleo, S.A                  $  144,094
       8,600        Banco Frances del Rio de la Plata, S.A. (ADR)                 188,125
      11,200        Banco de Galicia y Buenos Aires, S.A. (ADR)                   214,200
       6,600        Buenos Aires Embotelladora, S.A. (ADR)                        150,975
      20,000        Compania Interamericana de Automoviles, S.A                    72,971
     224,441        Compania Naviera Perez Companc S.A.C.F.I.M.F.A                989,389
      40,050        IRSA Inversiones y Representaciones, S.A                       84,071
      31,107        Juan Minetti, S.A                                              76,182
      19,900        Molinos Rio de la Plata, S.A                                  124,325
      24,500        Nobleza Piccardo                                               94,287
      47,500        Sociedad Comercial del Plata Sociedad Anonima                  95,912
      40,500        Telecom Argentina STET - France Telecom, S.A., Series B       155,863
       5,600        Telecom Argentina STET - France Telecom, S.A.,
                       Series B (ADR)                                             214,900
      23,500        Telefonica de Argentina Sociedad Anonima                      487,625
      16,255        TRANSPORTADORA DE GAS DEL SUR, S.A. (ADR)                     166,614
      21,900        Yacimientos Petroliferos Fiscales Sociedad
                      del Estado (ADR)                                            375,038
                                                                               ----------
                     TOTAL ARGENTINA (Cost: $3,797,211)                         3,634,571
                                                                               ----------
                    BRAZIL (5.8%)
   3,035,033        CENTRAIS ELETRICAS BRASILEIRAS, S.A. (ELETROBRAS)             861,651
       6,700        Clark Automotive Products Corporation (CAPCO) (ADR)            51,088  **
      16,837        COMPANHIA ENERGETICA DE MINAS GERAIS (CEMIG) (144A)           354,629  *
   4,300,000        Companhia Paranaense de Energia (COPEL)                        31,749
  12,400,000        Companhia Siderurgica Nacional                                265,641
      16,900        Companhia Souza Cruz Industria e Comercio                     120,915
   1,337,900        Light-Servicos de Electricidade, S.A                          404,180
   5,200,000        Telecomunicacoes Brasileiras, S.A. (Telebras)                 172,720
                                                                               ----------
                    TOTAL BRAZIL (Cost: $3,102,176)                             2,262,573
                                                                               ----------
                    CHILE (6.9%)
       4,770        Administradora de Fondos de Pensiones
                      Provida, S.A                                                116,865
      16,000        Chilgener, S.A. (ADR)                                         384,000
       3,700        Compania Cervecerias Unidas, S.A                               85,560
       5,600        Compania de Telecomunicaciones de Chile, S.A                  403,200
       4,850        Embotelladora Andina, S.A                                     161,263
      16,782        Enersis, S.A. (ADR)                                           421,648
       8,300        Genesis Chile Fund Limited                                    316,438
       6,300        Madeco, S.A                                                   156,713
      22,363        Maderas y Sinteticos Sociedad Anonima (MASISA) (ADR)          399,739
       5,625        Santa Isabel, S.A                                             127,266
       2,370        Sociedad Quimica y Minera de Chile, S.A                       102,799
                                                                               ----------
                      TOTAL CHILE (Cost: $2,645,947)                            2,675,491
                                                                               ----------

*  Restriced security. (See Note 6)
** Non-income producing.

See accompanying Notes to Financial Statements.

TCW Galileo Latin America Equity Fund

-----------------------------------

Number
of Shares           EQUITY SECURITIES                                            Value
------------        -----------------                                          ----------
                    COLOMBIA (5.9%)
      69,400        Almacenes Exito, S.A                                       $  250,516
      72,979        Banco de Bogota                                               338,076
       9,770        Banco Industrial Colombiano                                   133,116
      18,900        Cementos Diamante, S.A. (144A) (ADS)                          321,300  *
     104,828        Compania de Cementos Argos, S.A                               630,671
      29,358        Compania Nacional de Chocolates, S.A                          234,028
      22,600        Compania Suramericana de Seguros, S.A                         398,837
                                                                               ----------
                    TOTAL COLOMBIA (Cost: $3,296,251)                           2,306,544
                                                                               ----------
                    MEXICO (31.7%)
     275,500        Cemex, S.A. de C.V                                            854,866
     790,040        Cifra, S.A. de C.V., Series C                                 808,983
       2,300        Coca Cola FEMSA, S.A. de C.V. (ADR)                            41,400
      49,290        Corporacion Industrial San Luis, S.A. de C.V                  232,894
      32,700        DESC, S.A. de C.V., Series B                                  105,618
      23,300        Empresas ICA Sociedad Controladora, S.A. de C.V. (ADR)        221,350
      19,200        Empresas La Moderna, S.A. de C.V. (ADR)                       268,800
     125,300        Fomento Economico Mexicano, S.A. de C.V., Series B            260,850
      41,760        Gruma, S.A. de C.V                                            123,690
     234,200        GRUPO CARSO, S.A. de C.V., Series A1                        1,232,110  **
     143,100        Grupo Cementos de Chihuahua, S.A. de C.V., Series B           100,917
     186,900        Grupo Financiero Inbursa, S.A. de C.V., Series B              508,769
     121,359        Grupo Industrial Alfa, S.A., Series A                       1,395,029
      83,600        Grupo Industrial Bimbo, S.A. de C.V., Series A                318,364
      11,358        Grupo Industrial Maseca, S.A. de C.V. (ADR)                   109,321
      28,040        Grupo Televisa, S.A. (ADR)                                    483,690
   1,740,800        Industria Automotriz, S.A. Series B                           498,179  +**
     134,700        Jugos Del Valle, S.A. de C.V., Series B                       235,200
      52,600        Kimberly-Clark de Mexico, S.A. de C.V., Series A              689,958
      21,200        Panamerican Beverages, Inc. (ADR)                             580,350
     101,345        Telefonos de Mexico, S.A., de C.V., Series L (ADR)          2,786,988
      28,700        Transportacion Maritima Mexicana, S.A. de C.V. (TMM),
                      Series A (ADR)                                              179,375
      45,882        Tubos de Acero de Mexico, S.A. de C.V. (TAMSA) (ADR)          309,704
                                                                               ----------
                    TOTAL MEXICO (Cost: $17,016,462)                           12,346,405
                                                                               ----------
                    PANAMA (COST: $151,563) (0.5%)
       4,850        Banco Latinoamericano de Exportaciones, S.A. (ADR)            202,488
                                                                               ----------
                    PERU (2.9%)
     167,197        Cerveceria Backus y Johnston, S.A                             299,171
      18,072        Compania de Minas Buenaventura, S.A                            99,161
      19,339        Credicorp, Limited                                            319,094
      53,642        Enrique Ferreyros, S.A                                         61,467
     128,466        Explosivos, S.A                                               343,671
                                                                               ----------
                    TOTAL PERU (Cost: $1,122,597)                               1,122,564
                                                                               ----------


+   Security valued at fair value by the Advisor. (See Note 2)
**  Restricted Security. (See Note 6).
**  Non-income producing.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1995



Number
of Shares           EQUITY SECURITIES                                            Value
------------        -----------------                                          ----------
                    VENEZUELA (COST: $971) (0.1%)
      18,920        C.A. La Electricidad de Caracas, S.A.C.A                   $    21,591
                                                                               -----------
                    TOTAL COMMON STOCK (Cost: $31,133,178)(63.1%)               24,572,227
                                                                               -----------
                    PREFERRED STOCK
                    BRAZIL (34.2%)
      23,473        Aracruz Celulose, S.A. (ADR)                                   217,125
  86,178,780        Banco Bradesco, S.A                                            788,658
   1,586,000        Banco Itau, S.A                                                470,060
       1,160        BARDELLA, S/A INDUSTRIAS MECANICAS                             168,885
     475,000        Brasmotor, S.A                                                 111,143
   3,175,000        Caemi Mineracao e Metalurgia, S.A                              179,947
   5,188,180        CENTRAIS ELECTRICAS BRASILEIRAS, S.A. (ELETROBRAS)           1,478,329
   9,830,000        Companhia Brasileira de Petroleo Ipiranga                       93,536
   2,434,784        Companhia Cervejaria Brahma                                    929,249
   1,403,400        COMPANHIA DE TECIDOS NORTE DE MINAS (COTEMINAS)                437,833
      34,200        Companhia Energetica de Sao Paulo (ADR)                        339,863
  10,028,800        Compania Vale do Rio Doce                                    1,616,539
     827,200        Confab Industrial, S.A                                         438,719
     288,062        Industrias Klabin de Papel e Celulose, S.A                     269,609
     486,000        Itausa -  Investimentos Itau, S.A                              277,974
   5,900,000        Lojas Americanas, S.A                                          141,119
  10,389,999        Petroleo Brasileiro, S.A. (PETROBRAS)                          896,915
  20,353,207        Refrigeracao Parana, S.A                                        48,047
  58,825,257        Telecomunicacoes Brasileiras, S.A. (Telebras)                2,385,188
  13,102,800        Telecomunicacoes de San Paulo, S.A. (Telesp)                 1,880,530
 161,395,000        Usinas Siderurgicas de Minas Gerais, S.A.  (USIMINAS)          151,056
                                                                               -----------
                    TOTAL BRAZIL (Cost: $14,001,907)                            13,320,324
                                                                               -----------

                    PERU (COST: $600,882) (1.9%)
     406,676        CPT -Telefonica del Peru, S.A                                  725,887
                                                                               -----------
                       TOTAL PREFERRED STOCK (Cost: $14,602,790)(36.1%)         14,046,211
                                                                               -----------
                    TOTAL EQUITY SECURITIES (COST: $45,735,968) (99.2%)         38,618,438
                                                                               -----------

Principal
Amount              SHORT-TERM INVESTMENTS (COST: $361,443)(0.9%)                 Value
------------        ---------------------------------------------               ----------
$    361,443        Bank of New York Depositary Reserve, 5%, due 11/01/95          361,443
                                                                               -----------
                    TOTAL INVESTMENTS (COST: $46,097,411) (100.1%)              38,979,881

                    LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)                  (37,960)
                                                                               -----------
                    NET ASSETS (100%)                                          $38,941,921
                                                                               ===========


See accompanying Notes to Financial Statements.


                                                                            TCW GALILEO
                                                                            MONEY MARKET
STATEMENTS OF ASSETS AND LIABILITIES                                            FUND
------------------------------------                                        -------------

ASSETS

 Investments, at Value(1)                                                  $       86,422
 Receivables for Fund Shares Sold                                                      --
 Receivables for Fund Shares Issued upon Reinvestment of Dividends                     --
 Receivables for Securities Sold                                                       --
 Accrued Interest and Dividends Receivable                                            388
 Deferred Organization Costs                                                           --
                                                                           --------------
    Total Assets                                                                   86,810
                                                                           --------------
LIABILITIES
 Distribution Payable                                                                 408
 Payables for Securities Purchased                                                     --
 Management Fees and Other Accrued Expenses                                           100
                                                                           --------------
    Total Liabilities                                                                 508
                                                                           --------------
NET ASSETS                                                                 $       86,302
                                                                           ==============
NET ASSETS CONSIST OF:
 Paid-in Capital                                                           $       86,302
 Undistributed (Overdistributed) Net Realized Gain (Loss) on Investments
   and Foreign Currency Transactions                                                   --
 Unrealized Appreciation (Depreciation) on Investments
   and Foreign Currency Translations                                                   --
 Undistributed (Overdistributed) Net Investment Income (Loss)                          --
                                                                           --------------
NET ASSETS                                                                 $       86,302
                                                                           ==============
CAPITAL SHARES OUTSTANDING                                                     86,302,294
                                                                           ==============
NET ASSET VALUE PER SHARE                                                  $         1.00
                                                                           ==============




(1) The identified cost for the TCW Galileo Money Market Fund, the TCW Galileo High Grade Fixed Income Fund, the TCW Galileo High Yield Bond Fund, the TCW Galileo Mortgage Backed Securities Fund and the TCW Galileo Long-Term Mortgage Backed Securities Fund at October 31, 1995 was $86,422, $34,654, $89,107, $84,387 and $79,093, respectively.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.



                                                     Dollar Amounts in Thousands
                                                      (Except per Share Amounts)

                                                                October 31, 1995

   TCW GALILEO       TCW GALILEO     TCW GALILEO        TCW GALILEO LONG-TERM
   HIGH GRADE        HIGH YIELD      MORTGAGE BACKED       MORTGAGE BACKED
FIXED INCOME FUND    BOND FUND       SECURITIES FUND       SECURITIES FUND
-----------------    -----------     ---------------    ---------------------
  $   35,944         $   90,261        $   80,317            $   79,534
           2                 74               100                    --
         104                556               395                   411
           -                213               410                   134
         466              2,388               631                   556
          23                 23                23                    26
  ----------         ----------        ----------            ----------
      36,539             93,515            81,876                80,661
  ----------         ----------        ----------            ----------


         113                756               422                   417
         133                  -                --                    --
          57                107                88                    85
  ----------         ----------        ----------            ----------
         303                863               510                   502
  ----------         ----------        ----------            ----------
  $   36,236         $   92,652        $   81,366            $   80,159
  ==========         ==========        ==========            ==========


  $   37,992         $   92,834        $   90,117            $   80,258
      (3,623)            (1,457)           (4,516)                 (562)
       1,290              1,154            (4,070)                  441
         577                121              (165)                   22
  ----------         ----------        ----------            ----------
  $   36,236         $   92,652        $   81,366            $   80,159
  ==========         ==========        ==========            ==========

   3,770,108          9,513,757         8,494,948             8,384,717
  ==========         ==========        ==========            ==========

  $     9.61         $     9.74        $     9.58            $     9.56
  ==========         ==========        ==========            ==========

------------------------------------------------

                                                     TCW          TCW GALILEO
                                                GALILEO CORE   EARNINGS MOMENTUM
                                                 EQUITY FUND         FUND
                                                ------------   -----------------
ASSETS

 Investments, at Value (1)                          $198,313         $62,099
 Receivables for Fund Shares Sold                         --             425
 Receivables for Securities Sold                          --           1,722
 Accrued Interest and Dividends Receivable               179              21
 Deferred Organization Costs                              23               3
                                                  ----------       ---------
    Total Assets                                     198,515          64,270
                                                  ----------       ---------

LIABILITIES

 Payable for Fund Shares Redeemed                         --             100
 Payables for Securities Purchased                       600             648
 Management Fees and Other Accrued Expenses              194             111
                                                  ----------       ---------
    Total Liabilities                                    794             859
                                                  ----------       ---------

NET ASSETS                                          $197,721         $63,411
                                                  ==========       =========

NET ASSETS CONSIST OF:

  Paid-in Capital                                   $165,491         $54,036
  Undistributed (Overdistributed) Net Realized
   Gain (Loss) on Investments and Foreign
   Currency Transactions                              (8,994)            368
  Unrealized Appreciation (Depreciation) on
   Investments and Foreign Currency
   Translations                                       40,606           9,175
  Undistributed (Overdistributed) Net Investment
   Income (Loss)                                         618            (168)
                                                  ----------       ---------
NET ASSETS                                          $197,721         $63,411
                                                  ==========       =========
CAPITAL SHARES OUTSTANDING                        14,445,808       5,529,534
                                                  ==========       =========
NET ASSET VALUE PER SHARE                             $13.69          $11.47
                                                  ==========       =========


(1) The identified cost for the TCW Galileo Core Equity Fund, the TCW Galileo Earnings Momentum Fund, the TCW Galileo Small Cap Growth Fund, the TCW Galileo Asia Pacific Equity Fund, the TCW Galileo Emerging Markets Fund and the TCW Galileo Latin America Equity Fund at October 31, 1995 was $157,707, $52,924, $46,379, $44,124, $55,990, $46,098, respectively.

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.



                                                     Dollar Amounts in Thousands
                                                      (Except per Share Amounts)

                                                                October 31, 1995

                                                    TCW GALILEO          TCW GALILEO     TCW GALILEO        TCW GALILEO
                                                    SMALL CAP            ASIA PACIFIC    EMERGING MARKETS   LATIN AMERICA
                                                    GROWTH FUND          EQUITY FUND     FUND               EQUITY FUND
                                                    -----------          -----------     ----------------   -------------
ASSETS

 Investments, at Value (1)                        $      67,706        $      47,042   $        51,993    $        38,980
 Receivables for Fund Shares Sold                            --                   23                --                 --
 Receivables for Securities Sold                          1,380                  129                --                205
 Accrued Interest and Dividends Receivable                   29                   49                77                 25
 Deferred Organization Costs                                  7                    7                 7                 23
                                                  -------------        -------------   ---------------    ---------------
    Total Assets                                         69,122               47,250            52,077             39,233
                                                  -------------        -------------   ---------------    ---------------

LIABILITIES

 Payable for Fund Shares Redeemed                            --                  247                --                178
 Payables for Securities Purchased                        2,968                  179                73                 --
 Management Fees and Other Accrued Expenses                  98                  115               131                113
                                                     ----------        -------------   ---------------    ---------------
    Total Liabilities                                     3,066                  541               204                291
                                                     ----------        -------------   ---------------    ---------------

NET ASSETS                                        $      66,056        $      46,709   $        51,873            $38,942
                                                     ==========        =============   ===============    ===============

NET ASSETS CONSIST OF:

  Paid-in Capital                                 $      43,294        $      44,719   $        64,223    $        73,707
  Undistributed (Overdistributed) Net Realized
   Gain (Loss) on Investments and Foreign
   Currency Transactions                                  1,840               (1,182)           (8,620)           (28,111)
  Unrealized Appreciation (Depreciation) on
   Investments and Foreign Currency
   Translations                                          21,327                2,918            (3,997)            (7,118)
  Undistributed (Overdistributed) Net Investment
   Income (Loss)                                           (405)                 254               267                464
                                                  -------------        -------------   ---------------    ---------------
NET ASSETS                                        $      66,056              $46,709   $        51,873    $        38,942
                                                  =============        =============   ===============    ===============
CAPITAL SHARES OUTSTANDING                            4,883,358            5,385,801         7,217,659          4,914,720
                                                  =============        =============   ===============    ===============
NET ASSET VALUE PER SHARE                         $       13.53        $        8.67             $7.19    $          7.92
                                                  =============        =============   ===============    ===============

STATEMENTS OF OPERATIONS
------------------------

                                                    TCW GALILEO
                                                    MONEY MARKET
                                                        FUND
                                                    ------------
INVESTMENT INCOME

 Income:
  Interest                                              $7,122
                                                        ------

Expenses:
  Management Fees                                          304
  Custodian Fees                                            44
  Registration Fees                                          9
  Transfer Agent Fees                                       36
  Directors Fees and Expenses                               10
  Audit and Tax Fees                                        24
  Accounting Service Fees                                  117
  Legal Fees                                                 3
  Amortization of Deferred Organization Costs               --
  Other                                                     10
                                                        ------
 Total Expenses                                            557
 Less Expenses Borne by Investment Adviser                  95
                                                        ------
 Net Expenses                                              462
                                                        ------
 Net Investment Income                                   6,660
                                                        ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY

 Net Realized (Loss) on Investments and
 Foreign Currency Transactions During the Year              --
 Change in Unrealized Appreciation (Depreciation)
 on Investments and Foreign Currency
 Translations During the Year                               --
                                                        ------
 Net Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currency During the Year                       --
                                                        ------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                         $6,660
                                                        ======



See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.



                                                     Dollar Amounts in Thousands
                                                     Year Ended October 31, 1995




                                                        TCW GALILEO         TCW GALILEO     TCW GALILEO      TCW GALILEO LONG-TERM
                                                      HIGH GRADE FIXED     HIGH YIELD     MORTGAGE BACKED       MORTGAGE BACKED
                                                         INCOME FUND         BOND FUND      SECURITIES FUND      SECURITIES FUND
                                                      ----------------    --------------   ----------------   ---------------------
INVESTMENT INCOME

 Income:
  Interest                                               $      2,528        $     9,880    $     7,647        $      6,042
                                                        -------------        -----------    -----------        ------------

Expenses:
  Management Fees                                                 143                708            494                 353
  Custodian Fees                                                    7                 10             15                  10
  Registration Fees                                                --                  1             --                  10
  Transfer Agent Fees                                              27                 32             37                  28
  Directors Fees and Expenses                                      10                 10             10                  10
  Audit and Tax Fees                                               21                 18             29                  27
  Accounting Service Fees                                          35                 35             35                  35
  Legal Fees                                                        1                 --             --                   1
  Amortization of Deferred Organization Costs                      10                 10             10                  10
  Other                                                             4                  9              7                   2
                                                          ------------        -----------    -----------        -----------
 Total Expenses                                                   258                833            637                 486
 Less Expenses Borne by Investment Adviser                         15                 17             21                   5
                                                         ------------        -----------    -----------        ------------
 Net Expenses                                                     243                816            616                 481
                                                          ------------        -----------    -----------        -----------
 Net Investment Income                                          2,285              9,064          7,031               5,561
                                                          ------------        -----------    -----------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY

 Net Realized (Loss) on Investments and
 Foreign Currency Transactions During the Year
 Change in Unrealized Appreciation (Depreciation)             (1,514)            (1,241)        (4,070)               (531)
 on Investments and Foreign Currency
 Translations During the Year                                   3,904              5,286          6,177               6,062
                                                          ------------        -----------    -----------        -----------
 Net Realized and Unrealized Gain (Loss) on Investments
 and Foreign Currency During the Year                           2,390              4,045          2,107               5,531
                                                         ------------        -----------    -----------         -----------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                          $      4,675        $    13,109    $     9,138         $    11,092
                                                         ============        ===========    ===========         ===========


------------------------------------

                                                           TCW         TCW GALILEO
                                                      GALILEO CORE   EARNINGS MOMENTUM
                                                      EQUITY FUND         FUND
                                                      ------------   -----------------

INVESTMENT INCOME

 Income:
  Dividends                                                 $1,874         $ 132
  Interest                                                     280           311
                                                            ------         -----
    Total                                                    2,154           443
                                                            ------         -----

 Expenses:
  Management Fees                                            1,214           517
  Custodian Fees                                                16            16
  Registration Fees                                             13            19
  Transfer Agent Fees                                           42            19
  Directors Fees and Expenses                                   10            10
  Audit and Tax Fees                                            18            18
  Accounting Service Fees                                       35            35
  Legal Fees                                                     2             3
  Amortization of Deferred Organization Costs                   10             1
  Other                                                         13             4
                                                             ------         -----
 Total Expenses                                              1,373           642
 Less Expenses Borne by Investment Adviser                      --            53
                                                            ------         -----
 Net Expenses                                                1,373           589
                                                            ------         -----
 Net Investment Income (Loss)                                  781          (146)
                                                            ------         -----

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY

Net Realized Gain (Loss) on Investments and
   Foreign Currency Transactions During the Year            (5,733)          368
  Change in Unrealized Appreciation (Depreciation) on
   Investments and Foreign Currency Translations
   During the Year                                          33,993         7,003
                                                            ------         -----
  Net Realized and Unrealized Gain(Loss)on Investments
   and Foreign Currency During the Year                     28,260         7,371
                                                            ------         -----

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                  $29,041        $7,225
                                                           =======        ======



See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.



                                                     Dollar Amounts in Thousands
                                                     Year Ended October 31, 1995




                                                          TCW GALILEO  TCW GALILEO     TCW GALILEO      TCW GALILEO
                                                           SMALL CAP   ASIA PACIFIC  EMERGING MARKETS  LATIN AMERICA
                                                          GROWTH FUND  EQUITY FUND        FUND          EQUITY FUND
                                                          -----------  ------------  ----------------  -------------

INVESTMENT INCOME

 Income:
  Dividends                                               $       78   $     789(1)  $      902(1)     $      164(1)
  Interest                                                       190         186            257               150
                                                          ----------   ----------    -----------       -----------
    Total                                                        268         975          1,159             1,314
                                                          ----------   ----------    -----------       -----------

 Expenses:
  Management Fees                                                444         441            555               610
  Custodian Fees                                                  16         133            207               202
  Registration Fees                                               --          --              2                28
  Transfer Agent Fees                                             22          20             23                28
  Directors Fees and Expenses                                     10          10             10                10
  Audit and Tax Fees                                              19          19             19                18
  Accounting Service Fees                                         35          35             35                35
  Legal Fees                                                       1           1              1                --
  Amortization of Deferred Organization Costs                      2           2              2                10
  Other                                                            2           3              7                17
                                                          ----------   ----------    -----------       -----------
 Total Expenses                                                  551         664            861               958
 Less Expenses Borne by Investment Adviser                        15          17             --                --
                                                          ----------   ----------   ------------       -----------
 Net Expenses                                                    536         647            861               958
                                                          ----------   ----------    -----------       -----------
 Net Investment Income (Loss)                                   (268)        328            298               356
                                                          ----------   ----------    -----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY

Net Realized Gain (Loss) on Investments and
   Foreign Currency Transactions During the Year
  Change in Unrealized Appreciation (Depreciation) on          4,011        (612)        (7,843)          (27,909)
   Investments and Foreign Currency Translations
   During the Year                                            13,475      (5,846)       (11,550)          (21,001)
                                                          ----------   ----------    -----------       -----------
  Net Realized and Unrealized Gain(Loss)on Investments
   and Foreign Currency During the Year                       17,486      (6,458)       (19,393)          (48,910)
                                                          ----------   ----------    -----------       -----------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                 $   17,218   $  (6,130)    $  (19,095)       $  (48,554)
                                                          ==========   ==========    ===========       ===========



(1) Net of foreign taxes withheld of $63, $92 and $94 for TCW Galileo Asia Pacific Equity Fund, TCW Galileo Emerging Markets Fund and TCW Galileo Latin America Equity Fund, respectively.

TCW Galileo Money Market Fund
                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                                           Ten Months Ended
                                                                           YEAR ENDED                      October 31, 1994
                                                                        OCTOBER 31, 1995                       (Note 1)
                                                                        ----------------                   -----------------
OPERATIONS
  Net Investment Income                                                  $      6,660                         $        2,385
                                                                         ------------                         --------------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from Net Investment Income                                     (6,660)                                (2,385)
                                                                         ------------                         --------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from Shares Sold
    (666,989,130 shares in 1995 and 453,783,500 shares in 1994)               666,989                                453,784
  Proceeds from Shares Issued upon Reinvestment of Dividends
    (4,274,516 shares in 1995 and 1,784,433 shares in 1994)                     4,274                                  1,784
  Cost of Shares Redeemed
    (709,352,932 shares in 1995 and 412,380,355 shares in 1994)              (709,353)                              (412,380)
                                                                         ------------                         --------------
  Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                                (38,090)                                43,188
                                                                         ------------                         --------------
  Increase (Decrease) in Net Assets                                           (38,090)                                43,188

NET ASSETS
  Beginning of Period                                                         124,392                                 81,204
                                                                         ------------                         --------------
  End of Period                                                          $     86,302                         $      124,392
                                                                         ============                         ==============

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo High Grade Fixed Income Fund
                                                     Dollar Amounts in Thousands

STATMENT OF CHANGES IN NET ASSETS
---------------------------------

                                                                                   Ten Months Ended
                                                                  Year Ended       October 31, 1994
                                                               October 31, 1995        (Note 1)
                                                               ----------------    ----------------
OPERATIONS

  Net Investment Income                                               $ 2,285          $ 2,155
  Net Realized (Loss) on Investments and
   Foreign Currency Transactions                                       (1,514)          (2,038)
  Change in Unrealized Appreciation (Depreciation) on
   Investments and Foreign Currency Translations                        3,904           (2,883)
                                                                      -------          -------
  Increase (Decrease) in Net Assets Resulting from Operations           4,675           (2,766)
                                                                      -------          -------
DISTRIBUTIONS TO SHAREHOLDERS

 Distributions from Net Investment Income                              (2,147)          (1,718)
                                                                      -------          -------
CAPITAL SHARE TRANSACTIONS

  Proceeds from Shares Sold
   (2,119,508 shares in 1995 and 3,963,230 shares in 1994)             19,224           37,183
  Proceeds from Shares Issued upon Reinvestment of Dividends
   (189,055 shares in 1995 and 163,910 shares in 1994)                  1,718            1,564
  Cost of Shares Redeemed
   (4,148,031 shares in 1995 and 1,837,337 shares in 1994)            (37,387)         (17,438)
                                                                      -------          -------
  Increase (Decrease) in Net Assets Resulting from
   Capital Share Transactions                                         (16,445)          21,309
                                                                      -------          -------
  Increase (Decrease) in Net Assets                                   (13,917)          16,825

NET ASSETS

 Beginning of Period                                                   50,153           33,328
                                                                      -------          -------
 End of Period                                                        $36,236          $50,153
                                                                      =======          =======


See accompanying Notes to Financial Statements.

TCW Galileo High Yield Bond Fund
                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                     Ten Months Ended
                                                                    YEAR ENDED       October 31, 1994
                                                                 OCTOBER 31, 1995        (Note 1)
                                                                 ----------------    ----------------
OPERATIONS

 Net Investment Income                                                $ 9,064             $ 6,285
 Net Realized (Loss) on Investments                                    (1,241)               (216)
 Change in Unrealized Appreciation (Depreciation)
 on Investments                                                         5,286              (6,353)
                                                                      -------             -------
 Increase (Decrease) in Net Assets Resulting from Operations           13,109                (284)
                                                                      -------             -------
DISTRIBUTIONS TO SHAREHOLDERS

 Distributions from Net Investment Income                              (9,725)             (5,497)
                                                                      -------             -------
CAPITAL SHARE TRANSACTIONS

  Proceeds from Shares Sold
   (4,675,533 shares in 1995 and 3,745,877 shares in 1994)             44,410              36,528
  Proceeds from Shares Issued upon Reinvestment of Dividends
   (753,663 shares in 1995 and 589,062 shares in 1994)                  7,155               5,762
  Cost of Shares Redeemed
   (5,518,004 shares in 1995 and 2,016,091 shares in 1994)           (52,874)             (19,669)
                                                                     -------              -------
  Increase (Decrease) in Net Assets Resulting from
   Capital Share Transactions                                         (1,309)              22,621
                                                                     -------              -------
  Increase in Net Assets                                               2,075               16,840

NET ASSETS

 Beginning of Period                                                  90,577               73,737
                                                                     -------              -------
 End of Period                                                       $92,652              $90,577
                                                                     =======              =======



See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Mortgage Backed Securities Fund
                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                       Ten Months Ended
                                                                       YEAR ENDED      October 31, 1994
                                                                     OCTOBER 31, 1995       (Note 1)
                                                                     ----------------  ----------------

OPERATIONS

 Net Investment Income                                                   $ 7,031            $ 7,221
 Net Realized (Loss) on Investments                                       (4,070)              (446)
 Change in Unrealized Appreciation (Depreciation)
 on Investments                                                            6,177             (7,605)
                                                                         -------           ----------
 Increase (Decrease) in Net Assets Resulting from Operations               9,138               (830)
                                                                         -------           ----------
DISTRIBUTIONS TO SHAREHOLDERS

  Distributions from Net Investment Income                                (7,576)            (6,642)
  Distributions in Excess of Net Investment Income                          (165)                --
                                                                         -------            ---------
  Total Distributions to Shareholders                                     (7,741)            (6,642)
                                                                         -------            ---------

CAPITAL SHARE TRANSACTIONS

  Proceeds from Shares Sold
   (1,303,201 shares in 1995 and 18,907,101 shares in 1994)               12,379            183,889
  Proceeds from Shares Issued upon Reinvestment of Dividends
   (779,171 shares in 1995 and 782,691 shares in 1994)                     7,325              7,544
  Cost of Shares Redeemed
   (7,928,897 shares in 1995 and 20,325,505 shares in 1994)              (74,683)          (196,679)
                                                                         -------          -----------
  (Decrease) in Net Assets Resulting from
   Capital Share Transactions                                            (54,979)            (5,246)
                                                                         -------          -----------
  (Decrease) in Net Assets                                               (53,582)           (12,718)

NET ASSETS

 Beginning of Period                                                     134,948            147,666
                                                                         -------          -----------
 End of Period                                                           $81,366           $134,948
                                                                         =======          ===========



See accompanying Notes to Financial Statements.

TCW Galileo Long-term Mortgage Backed Securities Fund

                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                          Ten Months Ended
                                                                       YEAR ENDED        October 31, 1994
                                                                     OCTOBER 31, 1995        (Note 1)
                                                                     ----------------    ----------------
OPERATIONS

 Net Investment Income                                               $    5,561          $       2,931
 Net Realized (Loss) on Investments                                        (531)                   (44)
 Change in Unrealized Appreciation (Depreciation)
  on Investments                                                          6,062                 (5,713)
                                                                     ----------          -------------
 Increase (Decrease) in Net Assets Resulting from Operations             11,092                 (2,826)
                                                                     ----------          -------------
DISTRIBUTIONS TO SHAREHOLDERS

 Distributions from Net Investment Income                                (6,263)                (2,207)
                                                                     ----------          -------------
CAPITAL SHARE TRANSACTIONS

  Proceeds from Shares Sold
   (1,550,163 shares in 1995 and 5,158,471 shares in 1994)               14,209                 48,322
  Proceeds from Shares Issued upon Reinvestment of Dividends
   (681,560 shares in 1995 and 229,472 shares in 1994)                    6,205                  2,152
  Cost of Shares Redeemed
   (1,293,849 shares in 1995 and 445,928 shares in 1994)                (11,716)                (4,024)
                                                                     ----------          -------------
  Increase in Net Assets Resulting from
   Capital Share Transactions                                             8,698                 46,450

  Increase in Net Assets                                                 13,527                 41,417

NET ASSETS

 Beginning of Period                                                     66,632                 25,215
                                                                     ----------          -------------
 End of Period                                                       $   80,159          $      66,632
                                                                     ==========          =============

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Core Equity Fund

                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                       Ten Months Ended
                                                                       YEAR ENDED      October 31, 1994
                                                                     OCTOBER 31, 1995       (Note 1)
                                                                     ----------------  ----------------
OPERATIONS

 Net Investment Income                                                   $   781            $   383
 Net Realized (Loss) on Investments                                       (5,733)            (2,535)
 Change in Unrealized Appreciation (Depreciation)
  on Investments                                                           33,993               (964)
                                                                         -------            -------
 Increase (Decrease) in Net Assets Resulting from Operations              29,041             (3,116)
                                                                         -------            -------
DISTRIBUTIONS TO SHAREHOLDERS

 Distributions from Net Investment Income                                   (543)                --
                                                                         -------            -------
CAPITAL SHARE TRANSACTIONS

  Proceeds from Shares Sold
   (7,935,518 shares in 1995 and 7,946,014 shares in 1994)                94,454             93,851
  Proceeds from Shares Issued upon Reinvestment of Dividends
   (40,364 shares in 1995 and 8,694 shares in 1994)                          437                102
  Cost of Shares Redeemed
   (5,300,160 shares in 1995 and 914,855 shares in 1994)                 (61,790)           (10,600)
                                                                         -------            -------
  Increase in Net Assets Resulting from
   Capital Share Transactions                                             33,101             83,353
                                                                         -------            -------
  Increase in Net Assets                                                  61,599             80,237

NET ASSETS

 Beginning of Period                                                     136,122             55,885
                                                                         -------            -------
 End of Period                                                          $197,721           $136,122
                                                                         =======            =======

See accompanying Notes to Financial Statements.

TCW Galileo Earnings Momentum Fund
                                                     Dollar Amounts in Thousands

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

                                                             Year Ended
                                                          October 31, 1995
                                                          ----------------

OPERATIONS

 Net Investment (Loss)                                         $ (146)
 Net Realized Gain on Investments                                 368
 Change in Unrealized Appreciation on Investments               7,003
                                                              -------
 Increase in Net Assets Resulting from Operations               7,225
                                                              -------
DISTRIBUTIONS TO SHAREHOLDERS

 Distributions in Excess of Net Investment Income                 (22)
                                                              -------
CAPITAL SHARE TRANSACTIONS

  Shares Issued upon Exchange of Limited Partnership
   Interests (4,059,985 shares) (Note 1)                       40,600
  Proceeds from Shares Sold (3,047,975 shares)                 31,464
  Proceeds from Shares Issued upon
   Reinvestment of Dividends (2,265 shares)                        21
  Cost of Shares Redeemed (1,580,691 shares)                  (15,877)
                                                              -------
  Increase in Net Assets Resulting from
   Capital Share Transactions                                  56,208
                                                              -------
  Increase in Net Assets                                       63,411

NET ASSETS

 Beginning of Period                                               --
                                                              -------
 End of Period                                                $63,411
                                                              =======

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.
TCW Galileo Small Cap Growth Fund

                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                        March 1, 1994
                                                                                       (Commencement of
                                                                     Year Ended       Operations) through
                                                                  October 31, 1995     October 31, 1994
                                                                  ----------------    -------------------
OPERATIONS

 Net Investment (Loss)                                                $  (268)            $  (137)
 Net Realized Gain (Loss) on Investments                                4,011                 (34)
 Change in Unrealized Appreciation (Depreciation)
  on Investments                                                       13,475              (1,225)
                                                                      -------             -------
 Increase (Decrease) in Net Assets Resulting from Operations           17,218              (1,396)
                                                                      -------             -------
DISTRIBUTION TO SHAREHOLDERS
 Distributions from Realized Gains                                     (2,137)                 --
                                                                      -------             -------
CAPITAL SHARE TRANSACTIONS

  Shares Issued upon Exchange of Limited Partnership Interests
   (3,557,120 shares in 1994) (Note 1)                                     --              35,571
  Proceeds from Shares Sold
   (1,983,967 shares in 1995 and 2,394,053 shares in 1994)             23,244              21,442
  Proceeds from Shares Issued upon Reinvestment of Dividends
   (163,629 shares in 1995)                                             2,073                  --
  Cost of Shares Redeemed
   (2,704,761 shares in 1995 and 510,650 shares in 1994)              (25,431)             (4,528)
                                                                      -------             -------
  Increase (Decrease) in Net Assets Resulting from
   Capital Share Transactions                                            (114)             52,485
                                                                      -------             -------
  Increase in Net Assets                                               14,967              51,089

NET ASSETS

 Beginning of Period                                                   51,089                  --
                                                                      -------             -------
 End of Period                                                        $66,056             $51,089
                                                                      =======             =======

TCW Galileo Asia Pacific Equity Fund
                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                        March 1, 1994
                                                                                       (Commencement of
                                                                     Year Ended       Operations) through
                                                                  October 31, 1995     October 31, 1994
                                                                  ----------------    -------------------
OPERATIONS

  Net Investment Income                                              $   328                $  144
  Net Realized Gain (Loss) on Investments and
   Foreign Currency Transactions                                        (612)                1,288
  Change in Unrealized Appreciation (Depreciation) on Investments
   and Foreign Currency Translations                                  (5,846)                  (49)
                                                                     -------               -------
  Increase (Decrease) in Net Assets Resulting from Operations         (6,130)                1,383
                                                                     -------               -------

DISTRIBUTIONS TO SHAREHOLDERS

  Distributions from Net Investment Income                              (218)                   --
  Distributions from Realized Gains                                     (676)                   --
  Distributions in Excess of Realized Gains                           (1,182)                   --
                                                                     -------               -------
  Total Distributions to Shareholders                                 (2,076)                   --
                                                                     -------               -------


CAPITAL SHARE TRANSACTIONS

  Shares Issued upon Exchange of
   Limited Partnership Interests
   (4,449,194 shares in 1994) (Note 1)                                    --                44,492
  Proceeds from Shares Sold
   (1,755,040 shares in 1995 and 1,329,385 shares in 1994)            15,396                12,575
  Proceeds from Shares Issued Upon Reinvestment of Dividends
   (234,996 shares in 1995)                                            2,014                    --
  Cost of Shares Redeemed
   (1,905,568 shares in 1995 and 477,246 shares in 1994)             (16,514)               (4,431)
                                                                     -------               -------
  Increase in Net Assets Resulting from
   Capital Share Transactions                                            896                52,636
                                                                     -------               -------
  Increase (Decrease) in Net Assets                                   (7,310)               54,019

NET ASSETS

 Beginning of Period                                                  54,019                    --
                                                                     -------               -------
 End of Period                                                       $46,709               $54,019
                                                                     =======               =======

See Accompanying Notes to Financial Statements.

                                                        TCW GALILEO FUNDS, INC.

TCW Galileo Emerging Markets Fund

                                                     Dollar Amounts in Thousands

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                                 March 1, 1994
                                                                                               (Commencement of
                                                                Year Ended                      Operations) through
                                                             October 31, 1995                    October 31, 1994
                                                           ------------------                  --------------------
OPERATIONS

  Net Investment Income (Loss)                               $           298                    $             (31)
  Net Realized (Loss) on Investments and
   Foreign Currency Transactions                                      (7,843)                                (777)
  Change in Unrealized Appreciation (Depreciation) on
   Investments and Foreign Currency Translations                     (11,550)                               2,816
                                                               ----------------                     ---------------
  Increase (Decrease) in Net Assets Resulting from Operations        (19,095)                               2,008
                                                               ----------------                     ---------------

CAPITAL SHARE TRANSACTIONS

   Shares Issued upon Exchange of
   Limited Partnership Interests
   (3,721,358 shares in 1994) (Note 1)                                    --                               37,213
  Proceeds from Shares Sold
   (2,180,661 shares in 1995 and 4,382,042 shares in 1994)            17,546                               39,241
  Cost of Shares Redeemed
   (2,181,253 shares in 1995 and 885,149 shares in 1994)             (16,790)                              (8,250)
                                                               -----------------                     ---------------
   Increase (Decrease) in Net Assets Resulting from
    Capital Share Transactions                                           756                               68,204
                                                                ----------------                     ---------------
   Increase (Decrease) in Net Assets                                 (18,339)                              70,212


NET ASSETS

 Beginning of Period                                                  70,212                                   --
                                                                ----------------                     ---------------

 End of Period                                                       $51,873                              $70,212
                                                               =================                     ===============

See accompanying Notes to Financial Statements.

TCW Galileo Latin America Equity Fund


                                                     Dollar Amounts in Thousands



STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                                  Ten Months Ended
                                                              Year Ended          October 31, 1994
                                                          October 31, 1995            (Note 1)
                                                          ----------------        ----------------
OPERATIONS

 Net Investment Income................................     $         356            $        108
 Net Realized Gain (Loss) on Investments and
  Foreign Currency Transactions                                  (27,909)                  9,404
 Change in Unrealized Appreciation (Depreciation) on
 Investments and Foreign Currency Translations                   (21,001)                (11,092)
                                                           -------------             -----------
  (Decrease) in Net Assets Resulting from Operations             (48,554)                 (1,580)
                                                           -------------             -----------

DISTRIBUTIONS TO SHAREHOLDERS

  Distributions in Excess of Realized Gains                       (9,447)                     --
                                                           -------------             -----------

CAPITAL SHARE TRANSACTIONS

  Proceeds from Shares Sold
   (467,985 shares in 1995 and 3,184,275 shares in 1994)           4,319                  46,812
  Proceeds from Shares Issued upon Reinvestment of Dividends
   (867,090 shares in 1995 and 488,821 shares in 1994)             8,922                   7,235
  Cost of Shares Redeemed
   (4,601,924 shares in 1995 and 1,443,344 shares in 1994)       (38,908)                (19,767)
                                                            -------------             -----------
   Increase (Decrease) in Net Assets Resulting from
   Capital Share Transactions                                    (25,667)                 34,280
                                                            -------------             -----------
   Increase (Decrease) in Net Assets                             (83,668)                 32,700

NET ASSETS

  Beginning of Period                                            122,610                  89,910
                                                            -------------             -----------
   End of Period                                             $    38,942            $    122,610
                                                             ============           =============

See accompanying Notes to Financial Statements.

                                                         TCW GALILEO FUNDS, INC.




                                                                October 31, 1995


NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 -  ORGANIZATION

TCW Galileo Funds, Inc., a Maryland corporation (the "Company"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, that currently offers a selection of eleven no-load mutual funds known as the TCW Galileo Funds (the "Funds"). TCW Funds Management, Inc. (the "Adviser") is the investment adviser to the Funds, as well as the administrator of their day-to-day operations. TCW Asia Limited and TCW London International, Limited are sub-advisers for the TCW Galileo Emerging Markets Fund and TCW Asia Limited is a sub-adviser to the TCW Galileo Asia Pacific Equity Fund. The advisers are registered under the Investment Advisers Act of 1940. Each Fund has distinct investment objectives and policies. There is one diversified money market fund (the TCW Galileo Money Market Fund), four diversified bond funds (the TCW Galileo High Grade Fixed Income Fund, the TCW Galileo High Yield Bond Fund, the TCW Galileo Mortgage Backed Securities Fund and the TCW Galileo Long-Term Mortgage Backed Securities Fund) and six non-diversified equity funds (the TCW Galileo Core Equity Fund, the TCW Galileo Earnings Momentum Fund, the TCW Galileo Small Cap Growth Fund, the TCW Galileo Asia Pacific Equity Fund, the TCW Galileo Emerging Markets Fund, and the TCW Galileo Latin America Equity Fund) currently offered by the Company. The TCW Galileo Earnings Momentum Fund commenced operations on November 1, 1994, resulting from the exchange of limited partnership interests in a separate limited partnership. The assets and liabilities were transferred at historical cost from the limited partnership to the Fund on November 1, 1994 and the fair value of which was exchanged for shares of common stock of the Fund. The transfer was treated as a tax-free exchange in accordance with the Internal Revenue Code.

The primary investment objective of each Fund follows: (1) the TCW Galileo Money Market Fund seeks current income, preservation of capital and liquidity by investing in short-term money market securities; (2) the TCW Galileo High Grade Fixed Income Fund seeks capital appreciation and income through investment principally in high grade fixed income securities emphasizing high quality and liquid investments; (3) the TCW Galileo High Yield Bond Fund seeks high current income through investment principally in high yield fixed income securities; (4) the TCW Galileo Mortgage Backed Securities Fund seeks income by investing primarily in short-term mortgage backed securities; (5) the TCW Galileo Long-Term Mortgage Backed Securities Fund seeks income by investing primarily in long-term mortgage backed securities; (6) the TCW Galileo Core Equity Fund emphasizes capital appreciation and preservation with focus on long-term results; (7) the TCW Galileo Earnings Momentum Fund seeks capital appreciation through investment primarily in publicly-traded equity securities of companies experiencing or expected to experience accelerating earnings growth; (8) the TCW Galileo Small Cap Growth Fund seeks long-term capital appreciation, primarily by investing in publicly-traded equity securities of smaller capitalization companies; (9) the TCW Galileo Asia Pacific Equity Fund seeks long-term capital appreciation, primarily by investing in equity securities of companies in the Asia Pacific region; (10) the TCW Galileo Emerging Markets Fund seeks long-term capital appreciation by investing in equity securities of companies in emerging market countries around the world; and (11) the TCW Galileo Latin America Equity Fund seeks long-term capital appreciation, primarily by investing in Latin American equity securities.

Effective October 31, 1994, the fiscal year end of each Fund was changed from December 31 to October 31. As a result, the 1994 financial statement information covers less than a full twelve month period.

-----------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF ACCOUNTING: The Funds use the accrual method of accounting for financial reporting purposes.

SECURITY VALUATIONS: The value of securities held in the TCW Galileo Money Market Fund is determined by using the amortized cost method applied to each individual security unless, due to special circumstances, the use of such a method would result in a valuation that does not approximate fair market value. Equity fund securities listed or traded on the New York, American or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities, including the bond fund securities, for which over-the-counter market quotations are readily available, are valued at the latest bid price prior to the time of valuation. Securities for which market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company's Board of Directors.

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized value using their value on the 61st day prior to maturity.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date or at the time the relevant ex-dividend date and amounts become known. Interest income is recorded on the accrual basis. Original issue discount is accreted as interest income using a constant yield to maturity method. The TCW Galileo High Yield Bond Fund recognizes as interest income discounts on securities purchased at the time the security is sold. The TCW Galileo High Grade Fixed Income Fund recognizes as interest income discounts on securities purchased using a constant yield to maturity accretion method. Premiums on securities purchased are not amortized, except for mortgage backed obligations for which amortization has been elected as allowed by federal income tax regulations. Realized and unrealized gains and losses on investments are recorded on the basis of specific identification.

FOREIGN CURRENCY TRANSLATION: The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statements of Operations with the related net realized gain
(loss). Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes. It is not practicable to separately identify that portion of gains and losses of the Funds that arise as a result of changes in the exchange rates from the fluctuations that arise from changes in market prices of investments during the period.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain Funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of couterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Funds did not enter into any forward foreign currency contracts during fiscal 1995.

DOLLAR ROLL TRANSACTIONS: The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collaterialized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. There were no such transactions outstanding as of October 31, 1995.

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1995



REPURCHASE AGREEMENTS: The Funds may invest in repurchase agreements secured by U.S. Government obligations and in other securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

OPTIONS: Premiums received from call options written are recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. If the option expires unexercised, premiums received are realized as a gain at expiration date. If the position is closed prior to expiration, a gain or loss is realized based on premiums received, less the cost to close the option. When an option is exercised, premiums received are added to the proceeds from the sale of the underlying securities and a gain or loss is realized. There were no option contracts outstanding as of October 31, 1995.

Call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid.

DEFERRED ORGANIZATION COSTS: For those Funds which commenced operations during 1993, organization costs of $50,000 per Fund have been deferred and are being amortized on a straight line basis over a five-year period from the commencement of operations of each Fund. Organization costs of $10,000 per Fund for the TCW Galileo Small Cap Growth Fund, the TCW Galileo Asia Pacific Equity Fund and the TCW Galileo Emerging Markets Fund have been deferred and are also being amortized on a straight line basis over a five-year period from the commencement of operations of each Fund. Organizational costs of approximately $3,800 for the TCW Galileo Earnings Momentum Fund have been deferred and are also being amortized on a straight line basis over a five year period from the commencement of operations.

Upon formation of the Funds, the Company sold and issued to the Adviser 10,006 shares of common stock (one share each of the TCW Galileo Money Market Fund, the TCW Galileo Small Cap Growth Fund, the TCW Galileo Earnings Momentum Fund, the TCW Galileo Asia Pacific Equity Fund, the TCW Galileo Emerging Markets Fund, and the TCW Galileo Long-Term Mortgage Backed Securities Fund, and 2,000 shares each of the other five Funds, collectively the "Initial Shares"). In the event the Adviser redeems any of its Initial Shares from one or more of the Funds prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares will be reduced by any unamortized organization costs in the same ratio as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding at the time of the redemption.

EXPENSE ALLOCATION: Common expenses incurred by the Company are allocated among the Funds based upon the ratio of net assets of each Fund to the combined net assets of all the Funds. All other expenses are charged to each Fund as incurred on a specific identification basis.

NET ASSET VALUE: The Net Asset Value of each Fund's shares is determined by dividing the net assets of the Fund by the number of issued and outstanding shares on each business day as of 9:00 A.M. Pacific Time for the TCW Galileo Money Market Fund and as of 1:00 P.M. Pacific Time for the other Funds.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income of the TCW Galileo Money Market Fund are declared each business day. It is the policy of the equity funds to declare and pay, or reinvest, dividends from net investment income annually and the bond funds to declare and pay, or reinvest, dividends from net investment income monthly. Distribution of any net long-term and net short-term capital gains earned by a Fund will be distributed no less frequently than annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required. At October 31, 1995, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows:

                                   TCW            TCW            TCW               TCW
                               GALILEO HIGH     GALILEO        GALILEO        GALILEO LONG-TERM        TCW
                                GRADE FIXED    HIGH YIELD   MORTGAGE BACKED    MORTGAGE BACKED    GALILEO CORE
                                INCOME FUND    BOND FUND    SECURITIES FUND    SECURITIES FUND     EQUITY FUND
                               ------------   ----------   ----------------    ---------------    ------------

Unrealized Appreciation        $ 1,336,944     $ 2,684,724   $   186,296        $ 2,401,352        $44,300,605
Unrealized (Depreciation)          (46,995)     (1,531,166)   (4,255,902)        (1,959,895)        (3,695,077)
                               -----------     -----------   -----------        -----------        -----------
Net Unrealized Appreciation
 (Depreciation)                $ 1,289,949     $ 1,153,558   $(4,069,606)       $   441,457        $40,605,528
                               ===========     ===========   ===========        ===========        ============
Cost of Investments for Federal
Income Tax Purposes            $34,654,311     $89,107,102   $84,386,607        $79,093,131        $ 157,707,089
                               ===========     ===========   ===========        ===========        ============


                                TCW GALILEO    TCW GALILEO   TCW GALILEO        TCW GALILEO        TCW GALILEO
                                  EARNINGS      SMALL CAP    ASIA PACIFIC        EMERGING         LATIN AMERICA
                               MOMENTUM FUND   GROWTH FUND    EQUITY FUND      MARKETS FUND        EQUITY FUND
                               -------------  ------------   -------------     -------------       ------------

Unrealized Appreciation        $12,344,959     $22,098,802   $ 4,500,339        $ 3,067,962        $  1,984,073
Unrealized (Depreciation)       (3,170,420)       (771,138)   (1,663,958)        (7,376,190)        (10,488,696)
                               -----------     -----------   -----------        -----------        ------------
Net Unrealized Appreciation
 (Depreciation)                $ 9,174,539     $21,327,664   $ 2,836,381        $(4,308,228)       $ (8,504,623)
                               ===========     ===========   ===========        ===========        ============
Cost of Investments for Federal
Income Tax Purposes            $52,924,359     $46,379,021   $44,206,300        $56,300,908        $ 47,484,504
                               ===========     ===========   ===========        ===========        ============

At October 31, 1995, the following Funds had net realized loss carryforwards for federal income tax purposes:


                                                                        Expiring in
                                               --------------------------------------------------------
                                                   2001                 2002                2003
TCW Galileo High Grade Fixed Income Fund           $       --            $2,712,000         $   203,000
TCW Galileo High Yield Bond Fund                           --               243,700           1,213,000
TCW Galileo Mortgage Backed Securities Fund                --               446,000           4,070,000
TCW Galileo Long-Term Mortgage
 Backed Securities Fund                                    --                44,000             531,000
TCW Galileo Core Equity Fund                          726,000             6,864,000           1,403,000
TCW Galileo Emerging Markets Fund                          --               483,600           7,490,000
TCW Galileo Latin America Equity Fund                      --                   --           26,437,000
TCW Galileo Asia Pacific Fund                              --                   --              914,000


                                                         TCW GALILEO FUNDS, INC.




                                                                October 31, 1995





NOTE 4 - INVESTMENT ADVISORY AND ACCOUNTING SERVICE FEES

The Funds pay to the Adviser, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees:

     TCW Galileo Money Market Fund                          0.25%
     TCW Galileo High Grade Fixed Income Fund               0.40%
     TCW Galileo High Yield Bond Fund                       0.75%
     TCW Galileo Mortgage Backed Securities Fund            0.50%
     TCW Galileo Long-Term Mortgage Backed Securities Fund  0.50%
     TCW Galileo Core Equity Fund                           0.75%
     TCW Galileo Earnings Momentum Fund                     1.00%
     TCW Galileo Small Cap Growth Fund                      1.00%
     TCW Galileo Asia Pacific Equity Fund                   1.00%
     TCW Galileo Emerging Markets Fund                      1.00%
     TCW Galileo Latin America Equity Fund                  1.00%

The TCW Galileo Money Market Fund reimburses the Adviser for the costs of providing accounting services to the Fund in an amount not exceeding an annual rate of 0.10% of the Fund's average daily net assets. Each equity and bond Fund also reimburses the Adviser for the cost of providing accounting services to the Fund in an amount not exceeding $35,000 for any fiscal year.

In addition to the management and accounting service fees, each Fund bears all expenses incurred in its operations. The Adviser voluntarily agreed to reduce its fees from each Fund, or to pay the operating expenses of each Fund, to the extent necessary to limit the ordinary operating expenses of each Fund to the following annual percentages of net assets through December 31, 1994:

     TCW Galileo Money Market Fund                          0.40%
     TCW Galileo High Yield Bond Fund                       0.79%
     TCW Galileo Mortgage Backed Securities Fund            0.55%
     TCW Galileo Long-Term Mortgage Backed Securities Fund  0.65%
     TCW Galileo Core Equity Fund                           1.00%
     TCW Galileo Earnings Momentum Fund                     1.14%
     TCW Galileo Small Cap Growth Fund                      1.09%
     TCW Galileo Asia Pacific Equity Fund                   1.40%
     TCW Galileo Emerging Markets Fund                      1.87%
     TCW Galileo Latin America Equity Fund                  1.50%

Beginning January 1, 1995, the ordinary operating expenses of the TCW Galileo Money Market Fund and the TCW Galileo Earnings Momentum Fund are limited to the annual percentages reflected above. Such limitation will cease as of December 31, 1995 for the TCW Galileo Earnings Momentum Fund.

Certain officers and/or directors of the Company are officers and/or directors of the Adviser.

----------------------------------------

NOTE 5 - PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the Year ended October 31, 1995 were as follows:

                 TCW           TCW            TCW               TCW
             GALILEO HIGH    GALILEO        GALILEO      GALILEO LONG-TERM       TCW
             GRADE FIXED   HIGH YIELD   MORTGAGE BACKED   MORTGAGE BACKED   GALILEO CORE
             INCOME FUND    BOND FUND   SECURITIES FUND   SECURITIES FUND    EQUITY FUND
             -----------  -----------  ----------------  -----------------  ------------

Purchases    $75,120,299   $31,680,339   $34,108,880      $31,394,805        $112,430,867

Sales        $83,227,900   $36,058,308   $90,114,114      $14,713,779        $ 84,411,448

              TCW GALILEO   TCW GALILEO  TCW GALILEO    TCW GALILEO       TCW GALILEO
               EARNINGS      SMALL CAP   ASIA PACIFIC    EMERGING        LATIN AMERICA
             MOMENTUM FUND  GROWTH FUND  EQUITY FUND   MARKETS FUND       EQUITY FUND
             -------------  -----------  ------------  ------------      -------------

Purchases    $58,896,909   $36,906,367   $42,255,212      $42,236,922        $ 44,534,719

Sales        $40,584,024   $42,159,184   $43,255,244      $39,237,744        $ 74,768,179




NOTE 6 - RESTRICTED SECURITIES

The following restricted securities held by the Funds as of October 31, 1995 were valued both at the date of acquisition and October 31, 1995, in accordance with the security valuation policy of the Funds described in Note 2. The restricted securities include securities purchased in private placement transactions without registration under the Securities Act of 1933, as well as Rule 144A securities. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Each Fund will bear any costs incurred in connection with the disposition of such securities.


TCW GALILEO HIGH YIELD BOND FUND:

     NUMBER OF SHARES, RIGHTS,                                                          DATE OF
     UNITS OR PRINCIPAL AMOUNT                         INVESTMENT                     ACQUISITION    COST
     -------------------------       ------------------------------------------      ------------  --------

$        290,000                     American Safety Razor Company,
                                     (144A), 9.875%, due 08/01/05                       07/27/95  $290,000
$         75,000                     American Safety Razor Company,
                                     (144A), 9.875%, due 08/01/05                       07/28/95    75,469
$        225,000                     American Safety Razor Company,
                                     (144A), 9.875%, due 08/01/05                       07/31/95   226,406
$        570,000                     Communications and Power Industries, Inc.,
                                     (144A), 12%, due 08/01/05                          08/02/95   570,000
             244                     Haynes International Corp.,
                                     (Private Placement), Common Stock                  06/12/90     2,432
              56                     Haynes International Corp.,
                                     (Private Placement), Common Stock                  02/03/92       555
$        215,000                     Terex Corp., Units, (144A),
                                     13.75%, due 05/15/02                               04/27/95   215,000
$        640,000                     Terex Corp., Units, (144A),
                                     13.75%, due 05/15/02                               06/16/95   569,600
             300                     Terex Corp., Stock Appreciation Rights, (144A),
                                     expires 07/31/96                                   07/24/92       299
             165                     Terex Corp., Stock Appreciation Rights, (144A),
                                     expires 07/31/96                                   07/09/93         1
              90                     Terex Corp., Stock Appreciation Rights, (144A),
                                     expires 07/31/96                                   12/28/93         1

The Fund holds 21,420 shares of Edisto Resources Corp., which are valued at a discount to the market price of the unrestricted securities of the same class due to restrictions on the sale of the shares by the Fund. The discount on these shares totaled $13,090 at October 31, 1995.

The total value of restricted securities is $2,018,554, which represents 2.2% of net assets of the Fund at October 31, 1995.

                                                         TCW GALILEO FUNDS, INC.


                                                                October 31, 1995
NOTE 6 - RESTRICTED SECURITIES (CONTINUED)


TCW Galileo Mortgage Backed Securities Fund:

                                                                           DATE OF
 NUMBER OF SHARES                      INVESTMENT                        ACQUISITION      COST
---------------------   ----------------------------------------        ------------    ---------
$      1,482,274       Greenwich Capital Acceptance, Inc. (91-03),
                       (Private Placement), 8.494%, due 08/25/19          03/21/91    $ 1,472,552
         144,545       National Bank of Washington,
                       (Private Placement), 7.989%, due 01/25/19          06/13/90        143,063

The total value of restricted securities is $1,594,913, which represents 2.0% of net assets of the Fund at October 31, 1995.


TCW Galileo Asia Pacific Equity Fund:

                                                                           DATE OF
 NUMBER OF SHARES                      INVESTMENT                        ACQUISITION      COST
---------------------   ----------------------------------------        ------------    ---------
           5,500       Samsung Electronics Company, Limited (144A)
                        (1/2 Voting GDR)(South Korea)                       7/7/95     $  576,050

The total value of restricted securities is $643,500, which represents 1.4% of net assets of the Fund at October 31, 1995.

TCW Galileo Emerging Markets Fund:

                                                                           DATE OF
 NUMBER OF SHARES                      INVESTMENT                        ACQUISITION      COST
---------------------   ----------------------------------------        ------------    ---------
           5,100       Anglovaal Limited (144A) (ADR), (South Africa)      6/23/94     $  139,383
           8,300       Cementos Diamante, S.A. (144A) (ADS) (Colombia)     5/17/94        136,870
          45,591       Malbak Limited (144A) (South Africa)                7/25/95        262,365
          10,500       Nedcor Limited Units, (144A) (GDR) (South Africa)   5/23/95        472,500
           3,000       Samsumg Electronics Company, Limited (144A)
                        (1/2 Non-Voting GDR)(South Korea)                   9/1/95        205,056

The total value of restricted securities is $1,415,509, which represents 2.7% of net assets of the Fund at October 31, 1995.


TCW Galileo Latin America Equity Fund:

                                                                           DATE OF
 NUMBER OF SHARES                      INVESTMENT                        ACQUISITION      COST
---------------------   ----------------------------------------        ------------    ---------
          18,900       Cementos Diamante, S.A. (144A ADS)(Colombia)        5/17/94     $  311,989
          16,837       COMPANHIA ENERGETICA DE MINAS GERAIS
                       (CEMIG)(144A)                                      12/14/94     $  510,097

The total value of restricted securities is $675,929, which represents 1.7% of net assets of the Fund at October 31, 1995.

NOTE 7 - SUBSEQUENT EVENT (UNAUDITED)

On February 15, 1996, the Board of Directors approved the proposed exchange of limited partnership interests of the TCW Mid-Cap Growth Stocks Limited Partnership in exchange for a new TCW Galileo Fund. Pending final approval from the Securities and Exchange Commission, the new Fund will be called the TCW Galileo Mid-Cap Growth Fund and will commence operations on or about June 1, 1996.

TCW Galileo Money Market Fund


FINANCIAL HIGHLIGHTS
--------------------


                                                                         Ten Months Ended
                                                       YEAR ENDED        October 31, 1994
                                                    OCTOBER 31, 1995          (Note 1)
                                                    ----------------     -----------------
Net Asset Value per Share, Beginning of Period         $   1.00             $     1.00

Income from Investment Operations:

 Net Investment Income                                   0.0549                 0.0304

Less Distributions:

 Distributions from Net Investment Income               (0.0549)               (0.0304)
                                                       --------             ----------
Net Asset Value per Share, End of Period               $   1.00             $     1.00
                                                       ========             ==========
Total Return                                               5.67%                  3.04% /(1)/


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)               $ 86,302             $  124,392

Ratio of Expenses to Average Net Assets (4)                0.40%                  0.40% /(3)/

Ratio of Net Investment Income to Average Net Assets       5.49%                  3.65% /(3)/



(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.

(2) For the period July 14, 1988 (commencement of operations) to December 31, 1988 and not indicative of a full year's operating results.

(3) Annualized.

(4) The Investment Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.40% of net assets as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.46% for the fiscal year ended October 31, 1995, 0.68% for the ten months ended October 31, 1994, 0.52%, 0.49%,
    0.47%, 0.51% and 0.71% for the years ended December 31, 1993 through 1989, respectively, and 0.47% for the period July 14, 1988 (commencement of operations) through December 31, 1988.

                                                       TCW GALILEO FUNDS, INC.

                                                                            Year Ended December 31,
                                                            ------------------------------------------------------
                                                            1993       1992           1991         1990       1989
                                                            ----       ----           ----         ----       ----
Net Asset Value per Share, Beginning of Period         $    1.00   $     1.00   $     1.00   $     1.00   $    1.00

Income from Investment Operations:

 Net Investment Income                                    0.0293       0.0381       0.0620       0.0800      0.0882

Less Distributions:

 Distributions from Net Investment Income                (0.0293)     (0.0381)     (0.0620)     (0.0800)    (0.0882)
                                                       ---------   ----------   ----------   ----------   ---------
Net Asset Value per Share, End of Period               $    1.00   $     1.00   $     1.00   $     1.00   $    1.00
                                                       =========   ==========   ==========   ==========   =========
Total Return
                                                            2.97%        3.92%        6.35%        8.18%       9.22%

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)               $  81,204   $  183,465   $  140,987   $  167,572   $  88,620

Ratio of Expenses to Average Net Assets (4)                 0.40%        0.40%        0.40%        0.40%       0.40%

Ratio of Net Investment Income to Average Net Assets        2.93%        3.81%        6.20%        8.00%       8.82%


                                                             July 14, 1988
                                                            (Inception) to
                                                          December 31, 1988
                                                          -----------------
Net Asset Value per Share, Beginning of Period             $    1.00

Income from Investment Operations:

 Net Investment Income                                        0.0379

Less Distributions:

 Distributions from Net Investment Income                    (0.0379)
                                                           ---------
Net Asset Value per Share, End of Period                   $    1.00
                                                           =========
Total Return
                                                                7.68% /(2)/

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                   $  63,703

Ratio of Expenses to Average Net Assets (4)                     0.40% /(3)/

Ratio of Net Investment Income to Average Net Assets            8.08% /(3)/


TCW Galileo High Grade Fixed Income Fund


FINANCIAL HIGHLIGHTS
--------------------


                                                                                          March 1, 1993
                                                                       Ten Months       (Commencement of
                                                   YEAR ENDED            Ended         Operations) through
                                                OCTOBER 31, 1995    October 31, 1994    December 31, 1993
                                                ----------------    ----------------   -------------------
Net Asset Value per Share, Beginning of Period    $    8.94          $    10.04           $    10.00
                                                  ---------          ----------           ----------
Income (Loss) from Investment Operations:
 Net Investment Income                                 0.58                0.44                 0.45
 Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency                     0.62               (1.16)                0.19
                                                  ---------          ----------           ----------

  Total from Investment Operations                     1.20               (0.72)                0.64
                                                  ---------          ----------           ----------
Less Distributions:
  Distributions from Net Investment Income            (0.53)              (0.38)               (0.45)
  Distributions from Realized Gains                      --                  --                (0.14)
  Distributions in Excess of Realized Gains              --                  --                (0.01)
                                                  ---------          ----------           ----------
   Total Distributions                                (0.53)              (0.38)               (0.60)
                                                  ---------          ----------           ----------
Net AssetValue per Share, End of Period           $    9.61          $     8.94           $    10.04
                                                  =========          ==========           ==========

Total Return                                          13.92%              (7.24)% /(1)/         6.54% /(2)/


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)          $      36,236      $   50,153           $   33,328

Ratio of Expenses to Average Net Assets /(4)/              0.68%           0.50% /(3)/          0.50% /(3)/

Ratio of Net Investment Income to Average Net Assets       6.38%           6.11% /(3)/          5.24% /(3)/

Portfolio Turnover Rate                                  223.78%         208.63% /(1)/        149.96% /(2)/


(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.

(2) For the period March 1, 1993 (commencement of operations) through December 31, 1993 and not indicative of a full year's operating results.

(3)  Annualized.

(4) The Investment Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.50% of net assets through December 31, 1994, as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.72% for the fiscal year ended October 31, 1995, 0.68% for the ten months ended October 31, 1994 and 0.89% for the period March 1, 1993 (commencement of operations) through December 31, 1993.

                                                         TCW GALILEO FUNDS, INC.



TCW Galileo High Yield Bond Fund


FINANCIAL HIGHLIGHTS
--------------------

                                                                                                   March 1, 1993
                                                                              Ten Months         (Commencement of
                                                           YEAR ENDED           Ended           Operations) through
                                                        OCTOBER 31, 1995    October 31, 1994     December 31, 1993
                                                        ----------------    ----------------     -------------------
Net Asset Value per Share, Beginning of Period          $        9.43       $          10.12     $            10.00
                                                        -------------       ----------------     -------------------

Income (Loss) from Investment Operations:

 Net Investment Income                                           0.92                   0.73                   0.74
 Net Realized and Unrealized Gain (Loss) on Investments          0.39                  (0.77)                  0.27
                                                        -------------       ----------------     -------------------
   Total from Investment Operations                              1.31                  (0.04)                  1.01
                                                        -------------       ----------------     ------------------
Less Distributions:

  Distributions from Net Investment Income                      (1.00)                 (0.65)                 (0.74)
  Distributions from Realized Gains                              --                    --                     (0.15)
                                                        -------------       ----------------     ------------------
   Total Distributions                                          (1.00)                 (0.65)                 (0.89)
                                                        -------------       ----------------     ------------------
Net Asset Value per Share, End of Period                $        9.74       $           9.43     $            10.12
                                                        =============       ================     ==================

Total Return                                                    14.65%                 (0.34)%(1)             10.47%(2)


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                $      92,652       $         90,577     $           73,737

Ratio of Expenses to Average Net Assets /(4)/                    0.87%                  0.79%(3)               0.79%(3)

Ratio of Net Investment Income to Average Net Assets             9.60%                  9.18%(3)               8.60%(3)

Portfolio Turnover Rate                                         36.32%                 34.01%(1)              47.60%(2)





(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.

(2) For the period March 1, 1993 (commencement of operations) through December 31, 1993 and not indicative of a full year's operating results.

(3)  Annualized.

(4) The Investment Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.79% of net assets through December 31, 1994, as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.88% for the fiscal year ended October 31, 1995, 0.91% for the ten months ended October 31, 1994 and 0.96% for the period March 1, 1993 (commencement of operations) through December 31, 1993.

TCW Galileo Mortgage Backed Securities Fund

FINANCIAL HIGHLIGHTS
--------------------

                                                                                                   March 1, 1993
                                                                               Ten Months         (Commencement of
                                                          YEAR ENDED             Ended           Operations) through
                                                        OCTOBER 31, 1995    October 31, 1994     December 31, 1993
                                                        ------------------------------------------------------------
Net Asset Value per Share, Beginning of Period          $       9.41           $         9.86       $         10.00
                                                        ------------           --------------    ------------------
Income (Loss) from Investment Operations:

 Net Investment Income                                          0.67                     0.42                  0.50
 Net Realized and Unrealized Gain (Loss) on Investments         0.25                    (0.48)                (0.12)
                                                        ------------           --------------    ------------------
  Total from Investment Operations                              0.92                    (0.06)                 0.38
                                                        ------------           --------------    ------------------
Less Distributions:
  Distributions from Net Investment Income                     (0.71)                   (0.39)                (0.50)
  Distributions in Excess of Net Investment Income             (0.04)                    --                    --
  Distributions from Realized Gains                             --                       --                   (0.02)
                                                        ------------           --------------    ------------------
  Total Distributions                                          (0.75)                   (0.39)                (0.52)
                                                        ------------           --------------    ------------------
Net Asset Value per Share, End of Period                 $      9.58           $         9.41    $             9.86
                                                        ============           ==============    ==================

Total Return                                                   10.16%                   (0.61)%(1)             3.89%(2)


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                $     81,366           $      134,948    $          147,666

Ratio of Expenses to Average Net Assets(4)                      0.61%                    0.55%(3)              0.55%(3)

Ratio of Net Investment Income to Average Net Assets            7.13%                    5.18%(3)              5.98%(3)

Portfolio Turnover Rate                                        37.83%                   65.64%(1)             70.44%(2)




(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.

(2) For the period March 1, 1993 (commencement of operations) through December 31, 1993 and not indicative of a full year's operating results.

(3)  Annualized.

(4) The Investment Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.55% of net assets through December 31, 1994, as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.63% for the fiscal year ended October 31, 1995, 0.62% for the ten months ended October 31, 1994 and 0.70% for the period March 1, 1993 (commencement of operations) through December 31, 1993.

                                                          TCW GALILEO FUNDS,INC.

TCW Galileo Long-term Mortgage Backed Securities Fund


FINANCIAL HIGHLIGHTS
--------------------

                                                                                                   June 17, 1993
                                                                            Ten Months           (Commencement of
                                                          YEAR ENDED           Ended            Operations) through
                                                        OCTOBER 31, 1995   October 31, 1994      December 31, 1993
                                                        ----------------   ----------------     -------------------
Net Asset Value per Share, Beginning of Period          $        8.95       $       10.07        $          10.00
                                                        -------------       -------------        ----------------
Income (Loss) from Investment Operations:

  Net Investment Income                                          0.72                0.63                    0.28
  Net Realized and Unrealized Gain (Loss) on Investments         0.71               (1.26)                   0.07
                                                        -------------       -------------        ----------------
    Total from Investment Operations                             1.43               (0.63)                   0.35
                                                        -------------       -------------        ----------------
Less Distributions:
   Distributions from Net Investment Income                     (0.82)              (0.49)                  (0.28)
                                                        -------------       -------------        ----------------
Net Asset Value per Share, End of Period                $        9.56       $        8.95        $          10.07
                                                        =============       =============        ================

Total Return                                                    16.84%              (6.39)%(1)               3.51%(2)


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                $      80,159       $      66,632        $         25,215

Ratio of Expenses to Average Net Assets(4)                       0.68%               0.65%(3)               0.65%(3)

Ratio of Net Investment Income to Average Net Assets             7.88%               8.03%(3)               5.37%(3)

Portfolio Turnover Rate                                         23.76%              36.71%(1)              44.47%(2)




(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.

(2) For the period June 17, 1993 (commencement of operations) through December 31, 1993 and not indicative of a full year's operating results.

(3) Annualized.

(4) The Investment Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 0.65% of net assets through December 31, 1994, as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 0.69% for the fiscal year ended October 31, 1995, 0.78% for the ten months ended October 31, 1994 and 1.13% for the period June 17, 1993 (commencement of operations) through December 31, 1993.

TCW Galileo Core Equity Fund


FINANCIAL HIGHLIGHTS
--------------------


                                                                                                   March 1, 1993
                                                                              Ten Months         (Commencement of
                                                          YEAR ENDED            Ended           Operations) through
                                                        OCTOBER 31, 1995   October 31, 1994      December 31, 1993
                                                        ----------------   ----------------     -------------------
Net Asset Value per Share, Beginning of Period           $      11.57       $      11.81           $      10.00
                                                         ------------       ------------           ------------
Income (Loss) from Investment Operations:
 Net Investment Income                                           0.06               0.04                   0.03
 Net Realized and Unrealized Gain (Loss) on Investments          2.11              (0.28)                  1.81
                                                         ------------       ------------           ------------
  Total from Investment Operations                               2.17              (0.24)                  1.84
                                                         ------------       ------------           ------------
Less Distributions:

  Distributions from Net Investment Income                      (0.05)              --                    (0.03)
                                                         ------------       ------------           ------------
Net Asset Value per Share, End of Period                 $      13.69       $      11.57           $      11.81
                                                         ============       ============           ============
Total Return                                                    18.85%             (2.03)% /(1)/          18.41% /(2)/


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                 $    197,721       $    136,122           $     55,885

Ratio of Expenses to Average Net Assets                          0.85%              0.91% /(3)/            1.00% /(3)(4)/

Ratio of Net Investment Income to Average Net Assets             0.48%              0.44% /(3)/            0.55% /(3)/

Portfolio Turnover Rate                                         53.77%             23.53% /(1)/           29.67% /(2)/



(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.

(2) For the period March 1, 1993 (commencement of operations) through December 31, 1993 and not indicative of a full year's operating results.

(3) Annualized.

(4) The Investment Adviser voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.00% of net assets through December 31, 1994, as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.09% for the period March 1, 1993 (commencement of operations) through December 31, 1993.

                                                         TCW GALILEO FUNDS, INC.


TCW Galileo Earnings Momentum Fund


FINANCIAL HIGHLIGHTS
--------------------
                                                             NOVEMBER 1, 1994
                                                             (COMMENCEMENT OF
                                                            OPERATIONS) THROUGH
                                                             OCTOBER 31, 1995
                                                            -------------------

Net Asset Value per Share, Beginning of Period               $   10.00
                                                             ---------
Income from Investment Operations:
 Net Investment (Loss)                                           (0.03)
 Net Realized and Unrealized Gain on Investments                  1.51
                                                             ---------
  Total from Investment Operations                                1.48
                                                             ---------
Less Distributions:
 Distributions in Excess of Net Investment Income                (0.01)
                                                             ---------
Net Asset Value per Share, End of Period                     $   11.47
                                                             =========
Total Return                                                     14.76%


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                     $  63,411

Ratio of Expenses to Average Net Assets /(1)/                     1.14%

Ratio of Net Investment (Loss) to Average Net Assets             (0.28%)

Portfolio Turnover Rate                                          85.91%



(1) The Investment Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.14% of net assets as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.24% for the period November 1, 1994 (commencement of operations) through October 31, 1995.

TCW Galileo Small Cap Growth Fund


FINANCIAL HIGHLIGHTS
--------------------


                                                                                   March 1, 1994
                                                                                  (Commencement of
                                                             YEAR ENDED          Operations) through
                                                          OCTOBER 31, 1995        October 31, 1994
                                                          ----------------       -------------------
Net Asset Value per Share, Beginning of Period             $       9.39           $       10.00
                                                           ------------           -------------
Income (Loss) from Investment Operations:
 Net Investment (Loss)                                            (0.07)                  (0.04)
 Net Realized and Unrealized Gain (Loss) on Investments            4.72                   (0.57)
                                                           ------------           -------------
  Total from Investment Operations                                 4.65                   (0.61)
                                                           ------------           -------------
Less Distribuions:
 Distribution for Net Realized Gains                              (0.51)                     --
                                                           ------------           -------------
Net Asset Value per Share, End of Period                   $      13.53           $        9.39
                                                           ============           =============
Total Return                                                      49.89%                  (6.10)% /(1)/


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                   $     66,056           $      51,089

Ratio of Expenses to Average Net Assets /(3)/                      1.21%                   1.09% /(2)/

Ratio of Net Investment Loss to Average Net Assets                (0.61)%                 (0.59)% /(2)/

Portfolio Turnover Rate                                           89.73%                  88.63% /(1)/



(1) For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.

(2) Annualized.

(3) The Investment Adviser has voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.09% of net assets through December 31, 1994, as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.24% for the fiscal year ended October 31, 1995 and 1.39% for the period March 1, 1994 (commencement of operations) through October 31, 1994.

                                                         TCW GALILEO FUNDS, INC.



TCW Galileo Asia Pacific Equity Fund


FINANCIAL HIGHLIGHTS
--------------------


                                                                                        March 1, 1994
                                                                                      (Commencement of
                                                                   YEAR ENDED        Operations) through
                                                                OCTOBER 31, 1995       October 31, 1994
                                                                ----------------     -------------------
Net Asset Value per Share, Beginning of Period                   $      10.19          $      10.00
                                                                -------------        --------------
Income from Investment Operations:
 Net Investment Income                                                   0.06                  0.03
 Net Realized and Unrealized Gain (Loss) on Investments
  and Foreign Currency                                                  (1.19)                 0.16
                                                                -------------        --------------
  Total from Investment Operations                                      (1.13)                 0.19
                                                                -------------        --------------
Less Distributions:

 Distributions from Net Investment Income                               (0.01)                  --
 Distributions from Realized Gains                                      (0.38)                  --
                                                                -------------        --------------
  Total Distributions                                                   (0.39)                  --
                                                                -------------        --------------
Net Asset Value per Share, End of Period                         $       8.67        $        10.19
                                                                =============        ==============
Total Return                                                           (10.98)%                1.90% /(1)/


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                         $     46,709          $     54,019

Ratio of Expenses to Average Net Assets /(3)/                            1.47%                 1.40% /(2)/

Ratio of Net Investment Income to Average Net Assets                     0.74%                 0.45% /(2)/

Portfolio Turnover Rate                                                102.01%                46.75% /(1)/

(1) For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.

(2) Annualized.

(3) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.40% of net assets through December 31, 1994 as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.51% for the fiscal year ended October 31, 1995 and 1.60% for the period March 1, 1994 (commencement of operations) through October 31, 1994, respectively.

TCW Galileo Emerging Markets Fund


FINANCIAL HIGHLIGHTS
--------------------


                                                                                      March 1, 1994
                                                                                    (Commencement of
                                                                   YEAR ENDED      Operations) through
                                                                OCTOBER 31, 1995     October 31, 1994
                                                                ----------------   -------------------
Net Asset Value per Share, Beginning of Period                   $      9.73         $      10.00
                                                                 -----------         ------------
(Loss) from Investment Operations:
  Net Investment Income (Loss)                                          0.04                (0.01)
  Net Realized and Unrealized (Loss) on Investments
   and Foreign Currency Transactions/Translations                      (2.58)               (0.26)
                                                                 -----------         ------------
  Total from Investment Operations                                     (2.54)               (0.27)
                                                                 -----------         ------------
Net Asset Value per Share, End of Period                         $      7.19         $       9.73
                                                                 ===========         ============
Total Return                                                          (26.11)%              (2.70)% /(1)/


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                         $    51,873         $     70,212

Ratio of Expenses to Average Net Assets                                 1.55%                1.70%  /(2)/

Ratio of Net Investment Income (Loss) to Average Net Assets             0.54%               (0.09)% /(2)/

Portfolio Turnover Rate                                                74.24%               61.28%  /(1)/


(1) For the period March 1, 1994 (commencement of operations) through October 31, 1994 and not indicative of a full year's operating results.

(2) Annualized.

                                                         TCW GALILEO FUNDS, INC.

TCW Galileo Latin America Equity Fund


FINANCIAL HIGHLIGHTS
--------------------


                                                                                                    March 1, 1993
                                                                                   Ten Months      (Commencement of
                                                                YEAR ENDED            Ended       Operations) through
                                                             OCTOBER 31, 1995   October 31, 1994   December 31, 1993
                                                             ----------------   ----------------  -------------------
Net Asset Value per Share, Beginning of Period                $     14.99        $     15.11        $     10.00
                                                              -----------        -----------        -----------
Income (Loss) from Investment Operations:

  Net Investment Income                                              0.06               0.01               0.08
  Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currency                                             (5.92)             (0.13)              6.35
                                                              -----------        -----------        -----------
  Total from Investment Operations                                  (5.86)             (0.12)              6.43
                                                              -----------        -----------        -----------
Less Distributions:

  Distributions from Net Investment Income                           --                 --                (0.08)
  Distributions from Realized Gains                                  --                 --                (1.21)
  Distributions in Excess of Realized Gains                         (1.21)              --                (0.03)
                                                              -----------        -----------        -----------
  Total Distributions                                               (1.21)              --                (1.32)
                                                              -----------        -----------        -----------
Net Asset Value per Share, End of Period                      $      7.92        $     14.99        $     15.11
                                                              ===========        ===========        ===========
Total Return                                                       (40.95)%            (0.79)% /(1)/      64.27% /(2)/


Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)                      $    38,942        $   122,610        $    89,910

Ratio of Expenses to Average Net Assets                              1.58%              1.36% /(3)/        1.50% /(3) (4)/

Ratio of Net Investment Income to Average Net Assets                 0.59%              0.11% /(3)/        0.77% /(3)/

Portfolio Turnover Rate                                             75.62%            143.65% /(1)/      120.06% /(2)/

(1) For the ten months ended October 31, 1994 and not indicative of a full year's operating results.

(2) For the period March 1, 1993 (commencement of operations) through December 31, 1993 and not indicative of a full year's operating results.

(3)  Annualized.

(4) The Investment Adviser had voluntarily agreed to reduce its fee, or to pay the operating expenses of the Fund, to the extent necessary to limit the annual ordinary operating expenses of the Fund to 1.50% of net assets through December 31, 1994, as disclosed in Note 4 of the Notes to Financial Statements. Had such action not been taken, total annualized operating expenses as a percentage of average net assets would have been 1.52% for the period March 1, 1993 (commencement of operations) through December 31, 1993.

                                                         TCW GALILEO FUNDS, INC.



INDEPENDENT AUDITORS' REPORT
----------------------------


To the Board of Directors and Shareholders of TCW Galileo Funds, Inc.:



We have audited the accompanying statements of assets and liabilities of the Funds comprising TCW Galileo Funds, Inc. (TCW Galileo Money Market Fund, TCW Galileo High Grade Fixed Income Fund, TCW Galileo High Yield Bond Fund, TCW Galileo Mortgage Backed Securities Fund, TCW Galileo Long-Term Mortgage Backed Securities Fund, TCW Galileo Core Equity Fund, TCW Galileo Earnings Momentum Fund, TCW Galileo Small Cap Growth Fund, TCW Galileo Asia Pacific Equity Fund, TCW Galileo Emerging Markets Fund, and TCW Galileo Latin America Equity Fund) (the "Funds"), including the schedules of investments, as of October 31, 1995 and the related statements of operations for the year ended October 31, 1995 and of changes in net assets for the year ended October 31, 1995 and periods ended October 31, 1994 and the financial highlights for the year ended October 31, 1995, each of the periods ended October 31, 1994 and December 31, 1993, the years ended December 31, 1992, 1991, 1990, 1989, and the period ended December 31, 1988. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodians and brokers. Where confirmations were not received, we performed alternative procedures. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 1995 and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

December 14, 1995

Los Angeles, California

                                    PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)   Financial Statements:

           Included in Part A - Financial Highlights
           Included in Part B - Independent Auditor's Report
                              - Statement of Assets and Liabilities
                              - Statement of Operations
                              - Statement of Changes in Net Assets
                              - Notes to Financial Statement

           Included in Part C - None

     (b)   Exhibits:

      1.1 Articles of Incorporation of Registrant (filed on September 22, 1992 as Exhibit 1.1 to Pre-effective Amendment No. 1).

      1.2 Articles Supplementary of Registrant (filed on November 26, 1993 as Exhibit 1.2 to Post-effective Amendment No. 3).

      1.3    Articles Supplementary of Registrant (filed on March 23, 1994 as
             Exhibit 1.3 to Post-Effective Amendment No. 5).

      1.4 Articles Supplementary of Registrant (filed on August 18, 1994 as Exhibit 1.4 to Post-Effective Amendment No. 7).

      1.5    Articles Supplementary of Registrant (filed on April 21, 1995 as
             Exhibit 1.5 to Post Effective Amendment No. 11).

      2.1 Bylaws of Registrant (filed on September 22, 1992 as Exhibit 2.1 to Pre-effective Amendment No. 1).

      5.1 Form of Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc. (filed on February 17, 1993 as Exhibit 5.1 to Pre-effective Amendment No. 5).

      5.2 Form of Addendum to Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc. (filed on November 26, 1993 as Exhibit 5.2 to Post-effective Amendment No.
             3).

     5.3 Form of Second Addendum to Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc. (filed on March 23, 1994 as Exhibit 5.3 to Post-Effective Amendment No. 5).

     5.4 Form of Third Addendum to Investment Advisory and Management Agreement between Registrant and TCW Funds Management, Inc. (filed on August 18, 1994 as Exhibit 5.4 to Post Effective Amendment No. 7).

     5.5 Form of Sub-Advisory Agreements between TCW Funds Management, Inc. and TCW Asia Limited and TCW London International Limited (filed on December 21, 1995 as Exhibit 10 to Post-Effective Amendment No. 12).

     5.6 Form of Fourth Addendum to Investment Advisory Agreement between Registrant and TCW Funds Management, Inc. (filed herewith).

     6.1 Form of Distribution Agreement between Registrant and TCW Brokerage Services (filed on December 10, 1992 as Exhibit 6.1 to Pre-effective Amendment No. 3).

     8.1 Form of Custody Agreement between Registrant and The Bank of New York Trust Company of California with proposed Fee Schedule (filed on February 17, 1993 as Exhibit 8.1 to Pre-effective Amendment No. 5).

     9.1 Form of Transfer Agency Agreement between Registrant and Supervised Service Company, Inc. (filed on February 17, 1993 as
               Exhibit 9.1 to Pre-effective Amendment No. 5).

     9.2 Form of Addendum to Transfer Agency Agreement between Registrant and Supervised Service Company, Inc. (filed on March 15, 1994 as
               Exhibit 9.2 to Post-Effective Amendment No. 4).

     9.3 Form of Second Addendum to Transfer Agency Agreement between Registrant and Supervised Service Company, Inc. (filed on March 23, 1994 as Exhibit 9.3 to Post-Effective Amendment No. 5).

     9.4 Form of Third Addendum to Transfer Agency Agreement between Registrant and Supervised Service Company, Inc. (filed on August 18, 1994 as Exhibit 9.4 to Post-Effective Amendment No. 7).

    10.1 Opinion of Counsel regarding validity of shares of the Funds (filed herewith).

    11.1       Consent of Deloitte & Touche (filed herewith).

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          TCW Funds Management, Inc. (the "Adviser") is a 100% owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), a Nevada corporation. Robert A. Day, who is Chairman of the Board of Directors of the Adviser, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. (formerly TCW Management Company).

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

               Common Stock, $0.001 par value, issued in series. As of January 31, 1996 the Funds had the following number of record holders:

          Title                                   Number of Record Holders
          -----                                   ------------------------

     High Yield Bond                                    173
     High Grade Fixed Income                             44
     Long-Term Mortgage Backed Securities                41
     Mortgage Backed Securities                          43
     Core Equity                                        232
     Small Cap Growth                                   131
     Asia Pacific Equity                                 71
     Emerging Markets                                    92
     Latin America Equity                                43
     Money Market                                       189
     Earnings Momentum                                  110

ITEM 27.  INDEMNIFICATION.

               Under Article Eighth, Section (9) of the Company's Articles of Incorporation, filed as Exhibit 1.1, directors and officers of the Company will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940. Such indemnification rights are also limited by Article 9.01 of the Company's Bylaws, previously filed as Exhibit 2.1.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

            In addition to the Funds, the Adviser serves as investment adviser or sub-adviser to a number of open- and closed-end management investment companies that are registered under the 1940 Act and to a number of foreign investment companies. The list required by this Item 28 of officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser and such officers and directors during the past two years, is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Adviser pursuant to the Advisers Act.

ITEM 29.  PRINCIPAL UNDERWRITERS.

      (a)     None.

      (b)

Name and Principal        Positions and Offices     Positions and Offices
Business Address    With Underwriter          With Registrant
------------------  -------------------       ------------------
Alvin R. Albe, Jr.//++     Director                 Senior Vice President
Michael E. Cahill+         Director                 Senior Vice President,
                                                     General Counsel and
                                                     Assistant Secretary
Jeffrey Peterson+          President                Senior Vice President
William C. Schubert+       Vice President and       None
                            Secretary
Philip K. Holl+            Vice President           Secretary
David K. Sandie+           Treasurer and Chief      Senior Vice President
                           Financial Officer        and Treasurer

      (c)     None.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.



_______________________________
/++/Address is 865 South Figueroa Street, Los Angeles, California  90017.

          Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of:

          Treasurer
          TCW Galileo Funds, Inc.
          865 South Figueroa Street
          Los Angeles, CA 90017

                                         Location of
          Rule                          Required Records
          ----                          ----------------
          31a-l(b)(2)(c)                TCW Funds Management, Inc.
                                        865 South Figueroa Street
                                        Los Angeles, CA 90017

          31a-l(b)(2)(d)                The Bank of New York
                                        Trust Company of California
                                        700 South Flower Street, Suite 200
                                        Los Angeles, California 90017

          31a-l(b)(4)-(6)               TCW Funds Management, Inc.
                                        865 South Figueroa Street
                                        Los Angeles, CA 90017

          31a-1(b)(9)-(11)              TCW Funds Management, Inc.
                                        865 South Figueroa Street
                                        Los Angeles, CA 90017

ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.


ITEM 32.  UNDERTAKINGS.

     (a)  Not applicable.

     (b)  Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and State of California on the 4th day of March, 1996.

                                  TCW GALILEO FUNDS, INC.

                                  By:  /s/ Philip K. Holl
                                       ---------------------
                                       Philip K. Holl
                                       Secretary

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement or Amendment has been signed below by the following persons in the capacities and on the dates indicated.


     Signature                Title                   Date
     ---------                -----                   ----
                       *     Chairman and         March 4, 1996
________________________
Marc I. Stern                Director

                       *     President and        March 4, 1996
________________________     Director (Principal
Thomas E. Larkin, Jr.        Executive Officer)


                       *     Director             March 4, 1996
________________________
John C. Argue

                       *     Director             March 4, 1996
________________________
Norman Barker, Jr.

                       *     Director             March 4, 1996
________________________
Richard W. Call

                       *     Senior Vice Presi-   March 4, 1996
________________________     dent and Treasurer
David K. Sandie              (Principal Financial
                             and Accounting
                             Officer)

*By:  /s/ Philip K. Holl
      -------------------
      Philip K. Holl
      Attorney-in-Fact

                               INDEX TO EXHIBITS

Exhibit                                             Sequential
 No.          Description                            Page No.
------        -----------                           ----------
EX-5          Opinion of Counsel
              regarding validity of
              shares of the Fund

EX-10         Form of Fourth Addendum to
              Investment Advisory Agreement

EX-23         Consent of Deloitte & Touche LLP

EX-24         Powers of Attorney of Messrs. Argue,
              Barker, Call, Larkin, Sandie and
              Stern filed pursuant to Rule 483 of
              Regulation C

EX-27         Financial Data Schedule